UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

May 31, 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	31
Federal Income Tax Information	32
Trustees and Officers	33
Important Information About This Report	39

Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Active Portfolios® Multi-Manager Value Fund (the Fund) Class A shares returned -0.61% for the 12-month period that ended May 31, 2016.

■  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -0.06% for the same time period.

■  The Fund's relative results can be attributed to individual security selection and sector allocation decisions.

Average Annual Total Returns (%) (for period ended May 31, 2016)

	Inception	1 Year	Life
Class A	04/20/12	-0.61	10.50
Russell 1000 Value Index		-0.06	12.95

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 – May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund's objective by managing a portion of the Fund's assets and selecting one or more subadvisers to manage other sleeves independently of each other and Columbia Management. A portion of the Fund's assets is subadvised by Dimensional Fund Advisors LP (DFA). As of May 31, 2016, CMIA and DFA managed approximately 52% and 48% of the portfolio, respectively.

For the 12-month period that ended May 31, 2016, the Fund's Class A shares returned -0.61%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -0.06% for the same time period. The Fund's relative results can be attributed to individual security selection and sector allocation decisions.

Investors Favored Traditionally Defensive U.S. Equity Sectors

U.S. equity sectors posted widely divergent performance during the 12-month period that ended May 31, 2016 amid persistent volatility. Within the benchmark, traditionally defensive sectors, including telecommunication services, utilities and consumer staples, performed best, generating solid gains. Those sectors widely considered more cyclical, such as energy, consumer discretionary and materials, posted negative absolute returns. Investor risk aversion was exacerbated by modest U.S. economic growth, geopolitical tensions and sharply falling oil prices through most of the period. West Texas Intermediate crude oil prices plunged from just below $60 per barrel in May 2015 to approximately $26 per barrel in mid-February 2016, the lowest level since 2003, before climbing to around the $50 per barrel mark by the end of May 2016.

Security Selection Decisions Dampened Relative Results

CMIA: Our portion of the Fund's portfolio produced solid absolute gains that outperformed the benchmark based on both sector allocation and stock selection decisions. Effective stock selection in the consumer staples, industrials and consumer discretionary sectors supported the Fund's results most. In consumer staples, an emphasis on the tobacco industry proved particularly beneficial, as a less than anticipated decline in sales volume and a better-than-anticipated increase in pricing boosted the returns of Fund holdings Altria, Philip Morris International and British American Tobacco. As gasoline prices declined, consumers spent more on tobacco products, which along with a relatively stable business model and high dividends, made tobacco the best performing industry in the consumer staples sector during the period. Having an underweight relative to the benchmark in the weaker food and household products industries also contributed positively.

In industrials, the primary positive contributors were positions in General Electric and selections in the aerospace and defense industry. General Electric performed well based on positive investor response to the company's strategic restructuring, whereby it moved back toward its core strengths and away from its financial businesses. The aerospace and defense industry was widely viewed as less cyclical than the industrials sector as a whole given its long-term government contracts and more

Portfolio Management

Columbia Management Investment Advisers, LLC*

Steve Schroll

Paul Stocking

Dean Ramos, CFA

Dimensional Fund Advisors LP

Joseph Chi, CFA

Jed Fogdall

Henry Gray

Lukas Smart, CFA

*Effective June 27, 2016, the day-to-day portfolio management of the CMIA-portion of the Fund will be managed by Scott Davis, Michael Barclay and Peter Santoro.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2016
5

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at May 31, 2016)
AT&T, Inc.	4.9
Exxon Mobil Corp.	3.8
Chevron Corp.	3.6
Pfizer, Inc.	3.5
Philip Morris International, Inc.	2.9
Altria Group, Inc.	2.8
Cisco Systems, Inc.	2.7
Intel Corp.	2.5
JPMorgan Chase & Co.	2.1
Microsoft Corp.	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2016)
Common Stocks	96.1
Equity-Linked Notes	3.1
Money Market Funds	0.8
Rights	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

stable revenue streams. An overweight position in Lockheed Martin was an outstanding performer for our portion of the Fund.

In consumer discretionary, toy company Mattel was one of the primary positive contributors. Mattel successfully worked down its excess inventory position, and its sales and profits exceeded market expectation in the key fourth quarter of 2015 selling period, primarily on strong sales in its Barbie Doll segment.

Conversely, detracting most from our portion of the Fund's performance was its energy sector positioning. Our portion of the Fund was overweight in energy, which hurt modestly as the sector posted negative returns during the period. However, we built this position based on our contrarian view that the sell-off in energy was overdone and based on a high degree of market skepticism. While our entry into the sector proved to be a bit early, we believe the substantial oil price recovery since mid-February 2016 justified our positioning and indeed proved particularly effective from mid-February through May 2016. Stock selection within the sector was the primary detractor from our portion of the Fund's relative results, especially positions in integrated oil companies Conoco Phillips and BP and in midstream energy company Kinder Morgan. Each was significantly impacted by the decline in oil prices during the annual period. Shares of Conoco Phillips and Kinder Morgan were also hurt by cuts in their respective dividends. Shares of Conoco Phillips were sold from our portion of the portfolio prior to the dividend cut, and shares of Kinder Morgan were sold from our portion of the portfolio by period-end. We maintained a position in BP in our portion of the portfolio.

Stock selection in financials and telecommunication services further detracted from our portion of the Fund's relative results. In the former, positions in Blackstone Group and KKR disappointed, as market concerns about these asset managers' energy-related investments pressured their share prices. In the latter, our portion of the Fund's overweight position in AT&T contributed positively. However, other sector positions lagged AT&T's performance. For example, CenturyLink's shares declined during the first half of the annual period on heightened concerns about top-line pressures in its voice and low speed data businesses, which, in turn, drove down earnings expectations. Several non-U.S. telecommunications companies in which our portion of the Fund held positions, such as Vodafone Group, SwissCom and Telia, also lagged AT&T during the period.

A position in hard-disk drive maker Seagate Technology also detracted from relative results. The company struggled amid both weakness in its primary addressable market, i.e. the personal computer industry, and anticipation of alternative technologies for data storage driving concerns about competition.

DFA: Our portion of the Fund underperformed the benchmark due primarily to a focus on deeper value stocks, which lagged less value-oriented stocks during the period. From a sector perspective, having an underweight allocation to utilities, especially highly-regulated utilities, which broadly outperformed the benchmark, detracted most. A lower weight within the health care sector also hampered relative results. Having an overweight to the poorly performing materials sector hurt as well.

Annual Report 2016
6

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Within the financials sector, the general exclusion of real estate investment trusts (REITs) hurt. It should be noted that sector allocations and stock selection in our portion of the Fund are primarily a result of how we construct the portfolio along the dimensions of size, style and profitability.

Bottom-Up Analysis Drove Sector Weighting Changes

CMIA: Our portion of the Fund's positions in utilities, energy and materials increased during the period, while allocations to health care, consumer staples and consumer discretionary decreased. Changes in sector weightings during the period were the result of both active trading decisions, based largely on relative valuation analysis, and individual stock appreciation and depreciation.

DFA: Among the major purchases our portion of the Fund made were in semiconductor bellwether Intel and specialty gas distributor Airgas, as negative price movement in each company's shares decreased their respective price-to-book ratios sufficiently to make each eligible for the portfolio. We sold our portion of the Fund's positions in consumer finance company Synchrony Financial and interactive entertainment software developer Activision Blizzard, as each stock graduated from the strategy's value definition on positive price movement and was no longer eligible for the portfolio. Any shifts in sector allocations that occurred during the period were due primarily to stocks moving in or out of our criteria for value stocks rather than due to any tactical allocation decisions. Overall, the Fund's positions in financials and consumer discretionary increased during the period. Its allocations to energy, utilities and information technology decreased.

At Period's End

CMIA: At the end of the period, our portion of the Fund remained most overweight in the energy and telecommunication services sectors. We added to the Fund's position in energy throughout the period. In contrast, we maintained the Fund's underweights relative to the benchmark in the consumer discretionary and industrials sectors.

We believe our portion of the Fund's focus on dividend yield and dividend growth — and its investments across a broadly diversified spectrum of sectors — should ultimately reward investors maintaining a long-term perspective.

DFA: At the end of the period, our portion of the Fund was overweight relative to the benchmark in the consumer discretionary, telecommunication services, information technology, industrials and materials sectors. It was underweighted relative to the benchmark in the utilities, REITs, financials, health care and consumer staples sectors.

DFA has always emphasized the importance of consistency and broad diversification as a means of increasing the reliability of capturing the dimensions of expected returns. Past market downturns and rallies have served to reinforce our view that equity, market capitalization, value and profitability premiums are all difficult to time. As a result, we seek to earn these premiums each day, and we use current information to align the portfolio along these various return dimensions.

Equity Sector Breakdown (%) (at May 31, 2016)
Consumer Discretionary	8.5
Consumer Staples	11.4
Energy	15.8
Financials	13.1
Health Care	11.8
Industrials	8.0
Information Technology	13.8
Materials	4.5
Telecommunication Services	7.7
Utilities	5.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
7

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,028.70	1,019.35	5.73	5.70	1.13

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
8

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 95.7%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 8.1%
Auto Components 0.3%
BorgWarner, Inc.	56,139	1,910,410
Gentex Corp.	1,792	29,711
Goodyear Tire & Rubber Co. (The)	73,039	2,042,901
Johnson Controls, Inc.	69,777	3,080,655
Total		7,063,677
Automobiles 1.1%
Ford Motor Co.	912,497	12,309,585
General Motors Co.	273,583	8,557,676
Total		20,867,261
Diversified Consumer Services —%
Graham Holdings Co., Class B	308	153,369
Hotels, Restaurants & Leisure 1.0%
Carnival Corp.	55,009	2,626,130
Hilton Worldwide Holdings, Inc.	38,551	801,090
Hyatt Hotels Corp., Class A(a)	3,693	169,545
McDonald's Corp.	69,529	8,486,710
MGM Resorts International(a)	176,756	4,038,874
Royal Caribbean Cruises Ltd.	40,107	3,103,881
Total		19,226,230
Household Durables 0.7%
D.R. Horton, Inc.	112,537	3,439,131
Garmin Ltd.	19,000	807,880
Harman International Industries, Inc.	4,288	335,493
Lennar Corp., Class A	50,632	2,307,300
Lennar Corp., Class B	1,697	62,110
Mohawk Industries, Inc.(a)	10,768	2,117,958
Newell Brands, Inc.	9,715	463,308
PulteGroup, Inc.	79,252	1,486,768
Toll Brothers, Inc.(a)	17,420	507,793
Whirlpool Corp.	14,751	2,575,820
Total		14,103,561
Internet & Catalog Retail 0.2%
Liberty Interactive Corp., Class A(a)	111,447	3,006,840
Liberty Ventures, Inc., Class A(a)	22,179	827,498
Total		3,834,338
Leisure Products 0.6%
Mattel, Inc.	365,006	11,636,391

Common Stocks (continued)

Issuer	Shares	Value ($)
Media 3.2%
Cable One, Inc.	636	311,634
Charter Communications, Inc., Class A(a)	9,834	2,153,156
Comcast Corp., Class A	516,635	32,702,995
Liberty Braves Group, Class A(a)	1,225	19,061
Liberty Braves Group, Class C(a)	2,489	37,335
Liberty Broadband Corp. Class A(a)	586	33,871
Liberty Broadband Corp. Class C(a)	5,446	314,942
Liberty Media Group, Class A(a)	3,064	59,687
Liberty Media Group, Class C(a)	6,222	117,907
Liberty SiriusXM Group, Class A(a)	12,259	390,939
Liberty SiriusXM Group, Class C(a)	24,891	782,822
Madison Square Garden Co. (The), Class A(a)	3,538	592,721
News Corp., Class A	31,805	380,388
News Corp., Class B	14,504	178,979
Pearson PLC	268,095	3,255,856
TEGNA, Inc.	37,312	856,684
Time Warner, Inc.	158,976	12,028,124
Viacom, Inc., Class B	67,579	2,998,480
Vivendi SA	224,605	4,455,839
Total		61,671,420
Multiline Retail 0.3%
Kohl's Corp.	66,401	2,393,092
Macy's, Inc.	95,296	3,164,780
Total		5,557,872
Specialty Retail 0.4%
AutoNation, Inc.(a)	10,004	504,602
Best Buy Co., Inc.	93,910	3,021,085
GameStop Corp., Class A	379	11,029
Penske Automotive Group, Inc.	2,314	91,449
Staples, Inc.	507,719	4,467,927
Total		8,096,092
Textiles, Apparel & Luxury Goods 0.3%
Hugo Boss AG	39,386	2,420,336
PVH Corp.	19,708	1,848,610
Ralph Lauren Corp.	11,785	1,111,679
Total		5,380,625
Total Consumer Discretionary		157,590,836

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
CONSUMER STAPLES 10.9%
Beverages 0.1%
Molson Coors Brewing Co., Class B	16,496	1,636,073
Food & Staples Retailing 1.1%
CVS Health Corp.	155,916	15,038,098
Safeway, Inc. Casa Ley CVR(a)(b)	60,717	61,622
Safeway, Inc. PDC CVR(a)(b)	60,717	2,963
Wal-Mart Stores, Inc.	22,285	1,577,332
Walgreens Boots Alliance, Inc.	3,917	303,176
Wesfarmers Ltd.	171,898	5,040,487
Total		22,023,678
Food Products 2.0%
Archer-Daniels-Midland Co.	186,796	7,989,265
Bunge Ltd.	37,817	2,536,386
Ingredion, Inc.	19,994	2,347,496
JM Smucker Co. (The)	39,834	5,144,561
Kraft Heinz Co. (The)	62,636	5,210,689
Mondelez International, Inc., Class A	201,499	8,964,690
Pinnacle Foods, Inc.	29,951	1,261,836
Seaboard Corp.(a)	3	9,060
TreeHouse Foods, Inc.(a)	400	37,880
Tyson Foods, Inc., Class A	97,120	6,194,314
Total		39,696,177
Household Products 0.9%
Energizer Holdings, Inc.	4,223	199,875
Procter & Gamble Co. (The)	215,208	17,440,456
Spectrum Brands Holdings, Inc.	2,134	248,760
Total		17,889,091
Personal Products —%
Edgewell Personal Care Co.	4,223	335,433
Tobacco 6.8%
Altria Group, Inc.	850,505	54,126,138
British American Tobacco PLC	273,188	16,610,300
Philip Morris International, Inc.	568,700	56,119,316
Reynolds American, Inc.	88,084	4,377,775
Total		131,233,529
Total Consumer Staples		212,813,981

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 15.1%
Energy Equipment & Services 0.6%
Baker Hughes, Inc.	37,375	1,733,452
FMC Technologies, Inc.(a)	30,632	834,109
Halliburton Co.	53,364	2,250,894
Helmerich & Payne, Inc.	32,301	1,975,206
National Oilwell Varco, Inc.	63,705	2,099,080
Schlumberger Ltd.	15,900	1,213,170
Transocean Ltd.	60,489	592,187
Weatherford International PLC(a)	173,614	973,975
Total		11,672,073
Oil, Gas & Consumable Fuels 14.5%
Anadarko Petroleum Corp.	61,140	3,170,720
Apache Corp.	25,406	1,451,699
BP PLC, ADR	586,343	18,411,170
California Resources Corp.	7,635	11,605
Chevron Corp.	686,451	69,331,551
Concho Resources, Inc.(a)	24,173	2,933,152
ConocoPhillips	149,729	6,556,633
Continental Resources, Inc.(a)	20,778	873,923
Devon Energy Corp.	43,680	1,576,411
ENI SpA	323,826	4,946,989
EOG Resources, Inc.	66,233	5,388,717
Exxon Mobil Corp.	822,644	73,231,769
Hess Corp.	45,740	2,741,198
HollyFrontier Corp.	51,271	1,372,012
Kinder Morgan, Inc.	46,373	838,424
Marathon Oil Corp.	139,093	1,817,946
Marathon Petroleum Corp.	82,555	2,875,391
Murphy Oil Corp.	2,200	68,002
Noble Energy, Inc.	20,054	716,931
Occidental Petroleum Corp.	442,351	33,370,959
Phillips 66	104,575	8,403,647
Pioneer Natural Resources Co.	17,905	2,870,530
Range Resources Corp.	7,774	331,095
Royal Dutch Shell PLC, Class A	715,352	17,173,023
Southwestern Energy Co.(a)	34,586	472,791
Spectra Energy Corp.	171,348	5,459,147
Suncor Energy, Inc.	108,657	3,004,366
Tesoro Corp.	35,629	2,781,912

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Total SA	107,604	5,229,016
Valero Energy Corp.	91,610	5,011,067
Total		282,421,796
Total Energy		294,093,869
FINANCIALS 12.5%
Banks 6.4%
Bank of America Corp.	687,478	10,167,800
Bank of Montreal	84,846	5,337,662
BB&T Corp.	83,829	3,048,861
BNP Paribas SA	143,944	7,970,329
BOK Financial Corp.	6,972	444,395
CIT Group, Inc.	25,134	861,091
Citigroup, Inc.	393,774	18,338,055
Citizens Financial Group, Inc.	27,603	650,051
Comerica, Inc.	15,342	722,608
Fifth Third Bancorp	255,795	4,826,852
Huntington Bancshares, Inc.	207,823	2,171,750
Investors Bancorp, Inc.	22,996	275,262
JPMorgan Chase & Co.	610,204	39,828,015
KeyCorp	163,770	2,099,531
M&T Bank Corp.	11,894	1,421,333
PacWest Bancorp	94,697	3,946,971
People's United Financial, Inc.	26,655	423,281
PNC Financial Services Group, Inc. (The)	61,958	5,560,111
Regions Financial Corp.	232,084	2,281,386
SunTrust Banks, Inc.	60,283	2,641,601
Wells Fargo & Co.	206,780	10,487,881
Zions Bancorporation	27,834	779,909
Total		124,284,735
Capital Markets 1.5%
Bank of New York Mellon Corp. (The)	142,020	5,973,361
E*TRADE Financial Corp.(a)	34,069	950,184
Goldman Sachs Group, Inc. (The)	63,364	10,105,291
Invesco Ltd.	205,323	6,447,142
Legg Mason, Inc.	10,118	349,071
Morgan Stanley	156,289	4,277,630
Raymond James Financial, Inc.	8,354	468,409
State Street Corp.	27,381	1,726,646
Total		30,297,734

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Finance 0.6%
Ally Financial, Inc.(a)	131,075	2,351,486
Capital One Financial Corp.	100,084	7,330,152
Navient Corp.	2,275	31,190
Santander Consumer USA Holdings, Inc.(a)	4,933	63,439
Synchrony Financial(a)	42,896	1,338,355
Total		11,114,622
Diversified Financial Services 0.2%
CME Group, Inc.	17,396	1,702,894
Leucadia National Corp.	30,575	553,407
Nasdaq, Inc.	14,055	927,771
Voya Financial, Inc.	14,616	480,282
Total		3,664,354
Insurance 3.7%
Aflac, Inc.	44,590	3,097,221
Alleghany Corp.(a)	2,400	1,307,592
Allied World Assurance Co. Holdings AG	5,412	200,677
Allstate Corp. (The)	68,615	4,632,199
American Financial Group, Inc.	14,368	1,052,887
American International Group, Inc.	127,816	7,397,990
Assurant, Inc.	12,198	1,065,983
Assured Guaranty Ltd.	34,966	940,236
AXA SA	205,944	5,174,064
Axis Capital Holdings Ltd.	9,588	528,778
Chubb Ltd.	16,842	2,132,366
Cincinnati Financial Corp.	19,347	1,336,878
CNA Financial Corp.	3,492	114,747
Endurance Specialty Holdings Ltd.	2,993	203,285
Everest Re Group Ltd.	13,000	2,328,430
First American Financial Corp.	5,302	202,748
FNF Group	14,886	520,266
Hartford Financial Services Group, Inc. (The)	95,055	4,293,634
Lincoln National Corp.	28,063	1,286,688
Loews Corp.	65,032	2,632,495
MetLife, Inc.	64,897	2,956,058
Old Republic International Corp.	43,614	835,644
Principal Financial Group, Inc.	264,989	11,807,910
Prudential Financial, Inc.	48,292	3,827,141
Reinsurance Group of America, Inc.	9,990	990,409

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
RenaissanceRe Holdings Ltd.	11,445	1,322,012
Travelers Companies, Inc. (The)	55,001	6,277,814
Unum Group	43,810	1,617,465
Validus Holdings Ltd.	6,795	330,849
WR Berkley Corp.	17,792	1,014,678
XL Group PLC	53,219	1,828,073
Total		73,257,217
Real Estate Investment Trusts (REITs) —%
Communications Sales & Leasing, Inc.(a)	3,853	96,248
Thrifts & Mortgage Finance 0.1%
New York Community Bancorp, Inc.	70,937	1,116,548
Total Financials		243,831,458
HEALTH CARE 11.3%
Biotechnology 0.6%
AbbVie, Inc.	179,489	11,295,243
Health Care Equipment & Supplies 0.6%
Alere, Inc.(a)	850	36,508
Boston Scientific Corp.(a)	98,168	2,229,395
Hologic, Inc.(a)	9,530	327,927
Medtronic PLC	83,495	6,719,678
Teleflex, Inc.	6,434	1,036,517
Zimmer Biomet Holdings, Inc.	4,825	589,181
Total		10,939,206
Health Care Providers & Services 2.1%
Acadia Healthcare Co., Inc.(a)	1,000	58,870
Aetna, Inc.	67,151	7,603,508
Amsurg Corp.(a)	3,846	287,642
Anthem, Inc.	50,807	6,714,653
CIGNA Corp.	13,350	1,710,269
DaVita HealthCare Partners, Inc.(a)	12,751	985,907
Express Scripts Holding Co.(a)	124,642	9,416,703
Humana, Inc.	39,232	6,767,912
Laboratory Corp. of America Holdings(a)	16,752	2,143,418
Mednax, Inc.(a)	8,437	577,513
Quest Diagnostics, Inc.	41,746	3,221,539
Universal Health Services, Inc., Class B	3,138	423,191
WellCare Health Plans, Inc.(a)	500	50,710
Total		39,961,835

Common Stocks (continued)

Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.4%
Bio-Rad Laboratories, Inc., Class A(a)	1,981	294,872
Thermo Fisher Scientific, Inc.	49,963	7,582,884
Total		7,877,756
Pharmaceuticals 7.6%
Allergan PLC(a)	23,937	5,643,148
Bristol-Myers Squibb Co.	239,840	17,196,528
GlaxoSmithKline PLC	273,235	5,718,440
Johnson & Johnson	257,108	28,973,500
Mallinckrodt PLC(a)	19,916	1,261,878
Merck & Co., Inc.	374,579	21,073,815
Mylan NV(a)	45,797	1,984,842
Perrigo Co. PLC	1,300	124,592
Pfizer, Inc.	1,922,759	66,719,737
Total		148,696,480
Total Health Care		218,770,520
INDUSTRIALS 7.7%
Aerospace & Defense 2.1%
BAE Systems PLC	778,108	5,450,039
L-3 Communications Holdings, Inc.	18,270	2,506,827
Lockheed Martin Corp.	127,907	30,215,470
Orbital ATK, Inc.	5,627	489,718
Textron, Inc.	73,470	2,796,268
Total		41,458,322
Air Freight & Logistics 0.4%
FedEx Corp.	43,698	7,208,859
Airlines 0.6%
JetBlue Airways Corp.(a)	102,735	1,842,038
Southwest Airlines Co.	183,720	7,804,426
United Continental Holdings, Inc.(a)	49,132	2,215,362
Total		11,861,826
Building Products 0.1%
Owens Corning	39,808	2,032,995
Commercial Services & Supplies 0.4%
Republic Services, Inc.	115,218	5,562,725
Waste Connections, Inc.	29,525	1,933,002
Total		7,495,727

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Construction & Engineering 0.2%
AECOM(a)	22,134	710,723
Chicago Bridge & Iron Co. NV	15,461	591,229
Fluor Corp.	32,071	1,692,707
Jacobs Engineering Group, Inc.(a)	22,071	1,118,779
Quanta Services, Inc.(a)	1,731	41,596
Total		4,155,034
Electrical Equipment 0.2%
Eaton Corp. PLC	74,291	4,578,554
Industrial Conglomerates 0.9%
Carlisle Companies, Inc.	5,955	618,248
Danaher Corp.	29,502	2,901,817
General Electric Co.	488,395	14,764,181
Total		18,284,246
Machinery 1.2%
AGCO Corp.	28,746	1,492,780
Caterpillar, Inc.	35,403	2,567,072
Cummins, Inc.	18,022	2,062,978
Dover Corp.	44,566	2,974,780
Ingersoll-Rand PLC	49,572	3,311,905
PACCAR, Inc.	28,645	1,596,959
Pentair PLC	43,085	2,595,440
Stanley Black & Decker, Inc.	54,732	6,194,568
Total		22,796,482
Professional Services 0.1%
ManpowerGroup, Inc.	17,183	1,370,344
Road & Rail 1.4%
AMERCO	803	302,458
CSX Corp.	174,185	4,603,709
Hertz Global Holdings, Inc.(a)	112,975	1,094,728
Kansas City Southern	27,979	2,604,845
Norfolk Southern Corp.	46,314	3,893,155
Ryder System, Inc.	3,039	211,575
Union Pacific Corp.	165,705	13,950,704
Total		26,661,174
Trading Companies & Distributors 0.1%
United Rentals, Inc.(a)	17,861	1,244,376
Total Industrials		149,147,939

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 13.2%
Communications Equipment 3.0%
Arris International PLC(a)	14,070	339,087
Brocade Communications Systems, Inc.	91,560	829,534
Cisco Systems, Inc.	1,797,408	52,214,702
EchoStar Corp., Class A(a)	6,480	259,459
Juniper Networks, Inc.	28,677	671,329
Telefonaktiebolaget LM Ericsson, Class B	519,980	4,008,310
Total		58,322,421
Electronic Equipment, Instruments & Components 0.6%
Arrow Electronics, Inc.(a)	29,693	1,918,762
Avnet, Inc.	41,437	1,700,160
Corning, Inc.	125,317	2,617,872
Flextronics International Ltd.(a)	77,617	966,332
FLIR Systems, Inc.	220	6,853
Ingram Micro, Inc., Class A	25,858	895,462
Jabil Circuit, Inc.	50,811	969,474
TE Connectivity Ltd.	44,958	2,697,480
Trimble Navigation Ltd.(a)	13,081	334,612
Total		12,107,007
Internet Software & Services 0.1%
IAC/InterActiveCorp	10,397	580,984
Yahoo!, Inc.(a)	41,739	1,583,578
Total		2,164,562
IT Services 1.6%
Amdocs Ltd.	27,252	1,580,344
Computer Sciences Corp.	29,967	1,474,376
Fidelity National Information Services, Inc.	71,601	5,317,806
International Business Machines Corp.	100,381	15,432,575
Leidos Holdings, Inc.	79,861	3,945,133
Xerox Corp.	347,312	3,462,701
Total		31,212,935
Semiconductors & Semiconductor Equipment 3.9%
First Solar, Inc.(a)	13,677	679,063
Intel Corp.	1,543,015	48,743,844
Lam Research Corp.	44,920	3,719,825
Marvell Technology Group Ltd.	41,275	422,243
Maxim Integrated Products, Inc.	81,815	3,105,697
Micron Technology, Inc.(a)	34,822	442,936
NVIDIA Corp.	104,434	4,879,156

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
ON Semiconductor Corp.(a)	900	8,793
Qorvo, Inc.(a)	2,175	110,860
QUALCOMM, Inc.	245,479	13,481,707
Teradyne, Inc.	19,091	378,193
Total		75,972,317
Software 2.5%
Activision Blizzard, Inc.	103,800	4,075,188
CA, Inc.	130,446	4,216,015
Microsoft Corp.	712,886	37,782,958
Nuance Communications, Inc.(a)	12,996	217,293
Symantec Corp.	69,995	1,215,113
Synopsys, Inc.(a)	15,424	796,958
Total		48,303,525
Technology Hardware, Storage & Peripherals 1.5%
EMC Corp.	288,148	8,053,736
Hewlett Packard Enterprise Co.	313,920	5,798,102
HP, Inc.	313,920	4,200,250
NetApp, Inc.	58,630	1,496,824
Seagate Technology PLC	307,830	6,944,645
Western Digital Corp.	33,098	1,540,381
Total		28,033,938
Total Information Technology		256,116,705
MATERIALS 4.3%
Chemicals 2.1%
Albemarle Corp.	9,280	728,480
Ashland, Inc.	16,856	1,910,796
BASF SE	85,342	6,592,781
CF Industries Holdings, Inc.	72,105	1,994,424
Dow Chemical Co. (The)	389,718	20,015,916
Eastman Chemical Co.	62,017	4,549,567
Ingevity Corp.(a)	5,467	159,308
Mosaic Co. (The)	81,438	2,054,681
PPG Industries, Inc.	15,339	1,651,704
Westlake Chemical Corp.	12,553	553,964
Total		40,211,621
Construction Materials 0.2%
Martin Marietta Materials, Inc.	6,964	1,316,475
Vulcan Materials Co.	20,399	2,381,583
Total		3,698,058

Common Stocks (continued)

Issuer	Shares	Value ($)
Containers & Packaging 0.7%
Bemis Co., Inc.	246	12,384
International Paper Co.	115,686	4,877,322
Packaging Corp. of America	34,257	2,337,355
Westrock Co.	138,940	5,503,413
Total		12,730,474
Metals & Mining 1.3%
Alcoa, Inc.	316,242	2,931,563
Freeport-McMoRan, Inc.	409,303	4,535,077
Newmont Mining Corp.	176,876	5,732,551
Nucor Corp.	201,755	9,787,135
Reliance Steel & Aluminum Co.	23,436	1,742,467
Steel Dynamics, Inc.	50,689	1,251,512
Total		25,980,305
Total Materials		82,620,458
TELECOMMUNICATION SERVICES 7.4%
Diversified Telecommunication Services 6.7%
AT&T, Inc.	2,390,582	93,591,285
BCE, Inc.	186,357	8,579,876
CenturyLink, Inc.	659,843	17,894,942
Frontier Communications Corp.	278,881	1,441,815
Level 3 Communications, Inc.(a)	53,546	2,888,807
Orange SA	378,452	6,575,238
Total		130,971,963
Wireless Telecommunication Services 0.7%
Sprint Corp.(a)	92,759	352,484
T-Mobile USA, Inc.(a)	45,235	1,934,249
United States Cellular Corp.(a)	3,857	145,717
Vodafone Group PLC	1,011,856	3,383,156
Vodafone Group PLC, ADR	208,329	7,081,103
Total		12,896,709
Total Telecommunication Services		143,868,672
UTILITIES 5.2%
Electric Utilities 3.6%
American Electric Power Co., Inc.	149,758	9,693,835
Duke Energy Corp.	173,858	13,600,911
Exelon Corp.	273,499	9,372,811
NextEra Energy, Inc.	42,086	5,055,370
PG&E Corp.	138,999	8,351,060

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
PPL Corp.	301,336	11,613,490
Xcel Energy, Inc.	301,943	12,491,382
Total		70,178,859
Gas Utilities 0.1%
UGI Corp.	43,207	1,854,445
Independent Power and Renewable Electricity Producers 0.1%
Calpine Corp.(a)	79,779	1,180,729
NRG Energy, Inc.	66,231	1,084,864
Total		2,265,593
Multi-Utilities 1.4%
Ameren Corp.	202,328	10,025,352
DTE Energy Co.	87,391	7,924,616
Sempra Energy	82,641	8,852,504
Total		26,802,472
Total Utilities		101,101,369
Total Common Stocks (Cost: $1,742,513,696)		1,859,955,807

Rights —%

CONSUMER DISCRETIONARY —%
Media —%
Liberty Braves Group Rights(a)	1,744	3,819
Total Consumer Discretionary		3,819
Total Rights (Cost: $—)		3,819

Equity-Linked Notes 3.1%

Issuer	Coupon Rate	Shares	Value ($)
BNP Paribas Arbitrage Issuance BV (linked to common stock of Archer-Daniels-Midland Co.)(c) 07/29/16	8.350%	50,018	2,092,253

Equity-Linked Notes (continued)

Issuer	Coupon Rate	Shares	Value ($)
BNP Paribas (linked to common stock of Intel Corp.)(c) 06/21/16	7.740%	188,325	5,945,420
Deutsche Bank AG(c) (linked to common stock of Micron Technology, Inc.) 08/19/16	30.000%	506,230	5,453,110
(linked to common stock of Anadarko Petroleum Corp.) 06/17/16	20.000%	95,442	4,951,436
(linked to common stock of CSX Corp.) 06/16/16	9.920%	198,139	5,190,053
(linked to common stock of Devon Energy Corp.) 06/17/16	29.250%	172,765	5,434,841
Goldman Sachs International (linked to common stock of Eastman Chemical Co.)(c) 06/08/16	9.000%	47,928	3,429,315
JPMorgan Chase Bank NA (linked to common stock of Bank of America Corp.)(c) 08/23/16	9.580%	350,425	5,144,239
Royal Bank of Canada(c) (linked to common stock of Chevron Corp.) 06/03/16	11.750%	51,928	4,935,237
(linked to common stock of PPG Industries, Inc.) 06/03/16	5.180%	31,878	3,446,012
Societe Generale SA (linked to common stock of Bristol-Myers Squibb Co.)(c) 06/20/16	6.900%	13,120	14,350,656

Total Equity-Linked Notes (Cost: $56,079,493)	60,372,572

Money Market Funds 0.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.434%(d)(e)	14,467,464	14,467,464
Total Money Market Funds (Cost: $14,467,464)		14,467,464
Total Investments (Cost: $1,813,060,653)		1,934,799,662
Other Assets & Liabilities, Net		9,111,640
Net Assets		1,943,911,302

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2016, the value of these securities amounted to $64,585, which represents less than 0.01% of net assets.

(c)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private

The accompanying Notes to Financial Statements are an integral part of this statement.

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15

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Notes to Portfolio of Investments (continued)

placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At May 31, 2016, the value of these securities amounted to $60,372,572 or 3.11% of net assets.

(d)  The rate shown is the seven-day current annualized yield at May 31, 2016.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	46,425,295	809,333,360	(841,291,191)	14,467,464	67,407	14,467,464

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

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16

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	147,458,805	10,132,031	—	157,590,836
Consumer Staples	191,098,609	21,650,787	64,585	212,813,981
Energy	266,744,841	27,349,028	—	294,093,869
Financials	230,687,065	13,144,393	—	243,831,458
Health Care	213,052,080	5,718,440	—	218,770,520
Industrials	143,697,900	5,450,039	—	149,147,939
Information Technology	252,108,395	4,008,310	—	256,116,705
Materials	76,027,677	6,592,781	—	82,620,458
Telecommunication Services	133,910,278	9,958,394	—	143,868,672
Utilities	101,101,369	—	—	101,101,369
Total Common Stocks	1,755,887,019	104,004,203	64,585	1,859,955,807
Rights
Consumer Discretionary	3,819	—	—	3,819
Equity-Linked Notes	—	60,372,572	—	60,372,572
Investments measured at net asset value
Money Market Funds	—	—	—	14,467,464
Total Investments	1,755,890,838	164,376,775	64,585	1,934,799,662

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

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17

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company's restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,798,593,189)	$1,920,332,198
Affiliated issuers (identified cost $14,467,464)	14,467,464
Total investments (identified cost $1,813,060,653)	1,934,799,662
Foreign currency (identified cost $107,259)	106,650
Receivable for:
Investments sold	6,806,436
Capital shares sold	3,069,396
Dividends	6,738,326
Interest	22,760
Foreign tax reclaims	362,075
Prepaid expenses	980
Total assets	1,951,906,285
Liabilities
Due to custodian	81,487
Payable for:
Investments purchased	2,124,420
Capital shares purchased	5,102,631
Investment management fees	137,709
Distribution and/or service fees	53,209
Transfer agent fees	313,242
Compensation of board members	39,935
Other expenses	142,350
Total liabilities	7,994,983
Net assets applicable to outstanding capital stock	$1,943,911,302
Represented by
Paid-in capital	$1,831,965,089
Undistributed net investment income	9,314,356
Accumulated net realized loss	(19,088,614)
Unrealized appreciation (depreciation) on:
Investments	121,739,009
Foreign currency translations	(18,538)
Total — representing net assets applicable to outstanding capital stock	$1,943,911,302
Class A
Net assets	$1,943,911,302
Shares outstanding	166,198,781
Net asset value per share	$11.70

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$58,812,050
Dividends — affiliated issuers	67,407
Interest	5,205,558
Foreign taxes withheld	(996,000)
Total income	63,089,015
Expenses:
Investment management fees	11,631,408
Distribution and/or service fees
Class A	4,438,941
Transfer agent fees
Class A	3,745,937
Compensation of board members	32,373
Custodian fees	46,852
Printing and postage fees	313,354
Registration fees	59,144
Audit fees	22,573
Legal fees	21,266
Other	48,366
Total expenses	20,360,214
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(328,042)
Total net expenses	20,032,172
Net investment income	43,056,843
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(3,992,144)
Foreign currency translations	(143,502)
Futures contracts	(57,996)
Net realized loss	(4,193,642)
Net change in unrealized appreciation (depreciation) on:
Investments	(42,142,843)
Foreign currency translations	8,304
Net change in unrealized depreciation	(42,134,539)
Net realized and unrealized loss	(46,328,181)
Net decrease in net assets from operations	$(3,271,338)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015
Operations
Net investment income	$43,056,843	$38,776,451
Net realized gain (loss)	(4,193,642)	67,653,542
Net change in unrealized depreciation	(42,134,539)	(257,454)
Net increase (decrease) in net assets resulting from operations	(3,271,338)	106,172,539
Distributions to shareholders
Net investment income
Class A	(40,728,639)	(37,808,599)
Net realized gains
Class A	(47,135,192)	(86,159,567)
Total distributions to shareholders	(87,863,831)	(123,968,166)
Increase in net assets from capital stock activity	107,728,688	192,162,908
Total increase in net assets	16,593,519	174,367,281
Net assets at beginning of year	1,927,317,783	1,752,950,502
Net assets at end of year	$1,943,911,302	$1,927,317,783
Undistributed net investment income	$9,314,356	$7,819,227

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	49,969,580	568,784,722	36,228,479	448,971,978
Distributions reinvested	7,751,688	87,863,681	10,223,902	123,967,935
Redemptions	(47,256,089)	(548,919,715)	(30,622,141)	(380,777,005)
Net increase	10,465,179	107,728,688	15,830,240	192,162,908
Total net increase	10,465,179	107,728,688	15,830,240	192,162,908

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2016	2015	2014		2013	2012(a)
Per share data
Net asset value, beginning of period	$12.38	$12.53	$11.99		$9.49	$10.00
Income from investment operations:
Net investment income	0.28	0.27	0.25		0.18	0.02
Net realized and unrealized gain (loss)	(0.38)	0.47	1.67		2.50	(0.53)
Total from investment operations	(0.10)	0.74	1.92		2.68	(0.51)
Less distributions to shareholders:
Net investment income	(0.27)	(0.27)	(0.20)		(0.18)	—
Net realized gains	(0.31)	(0.62)	(1.18)		—	—
Total distributions to shareholders	(0.58)	(0.89)	(1.38)		(0.18)	—
Net asset value, end of period	$11.70	$12.38	$12.53		$11.99	$9.49
Total return	(0.61%)	6.16%	17.18%		28.49%	(5.10%)
Ratios to average net assets(b)
Total gross expenses	1.15%	1.13%	1.20	%(c)	1.24%	1.38	%(d)
Total net expenses(e)	1.13%	1.11%	1.08	%(c)	1.08%	1.08	%(d)
Net investment income	2.43%	2.18%	2.05%		1.70%	2.46	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,943,911	$1,927,318	$1,752,951		$750,935	$576,769
Portfolio turnover	67%	55%	99%		55%	3%

Notes to Financial Highlights

(a)  Based on operations from April 20, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Active Portfolios® Multi-Manager Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management

Annual Report 2016
23

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the

Annual Report 2016
24

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and

Annual Report 2016
25

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At May 31, 2016, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(57,996)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	—

*Based on the ending quarterly outstanding amounts for the year ended May 31, 2016. While there was no notional amount of futures contracts outstanding at any quarter end, the Fund did enter into futures contracts during the year; the gain (loss) associated with this activity is presented in the Statement of Operations.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument, generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Annual Report 2016
26

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% as the Fund's net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 0.66% of the Fund's average daily net assets.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $3,555,830, and the administrative services fee paid to the Investment Manager was $320,837.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Dimensional Fund Advisors LP (DFA), to subadvise a portion of the Fund. The Investment Manager compensates DFA to manage the investments of a portion of the Fund's assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2016, other expenses paid by the Fund to this company were $3,049.

Annual Report 2016
27

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended May 31, 2016, the Fund's effective transfer agency fee rate as a percentage of average daily net assets for Class A shares was 0.21%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for distribution services and up to 0.25% for shareholder liaison services).

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of:

	Contractual Expense Cap October 1, 2015 through September 30, 2016	Voluntary Expense Cap Prior to October 1, 2015
Class A	1.13%	1.13%

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Annual Report 2016
28

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, re-characterization of distributions for investments and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(833,075)
Accumulated net realized loss	833,078
Paid-in capital	(3)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2016	2015
Ordinary income	$45,767,835	$75,012,890
Long-term capital gains	42,095,996	48,955,276
Total	$87,863,831	$123,968,166

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,314,627
Net unrealized appreciation	117,954,595

At May 31, 2016, the cost of investments for federal income tax purposes was $1,816,845,067 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$191,456,656
Unrealized depreciation	(73,502,061)
Net unrealized appreciation	$117,954,595

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2016, the Fund will elect to treat post-October capital losses of $15,304,200 as arising on June 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,249,413,554 and $1,166,969,401, respectively, for the year ended May 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the

Annual Report 2016
29

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended May 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
30

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Active Portfolios® Multi-Manager Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Value Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on May 31, 2012 were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 25, 2016

Annual Report 2016
31

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	99.66%
Dividends Received Deduction	92.92%
Capital Gain Dividend	$14,820,611

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
32

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
33

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
34

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

Annual Report 2016
35

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
36

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

176

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
37

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.
Annual Report 2016
38

ACTIVE PORTFOLIOS® MULTI-MANAGER VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
39

Active Portfolios® Multi-Manager Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN116_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive, including:

■  Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

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Update your subscriptions at any time by accessing the email subscription center.

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Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	37
Federal Income Tax Information	38
Trustees and Officers	39
Important Information About This Report	45

Annual Report 2016

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Diversified Equity Income Fund (the Fund) Class A shares returned -1.34% excluding sales charges for the 12-month period that ended May 31, 2016.

■  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -0.06% during the same time period.

■  Positioning in financials and telecommunication services detracted from relative results most.

Average Annual Total Returns (%) (for period ended May 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	10/15/90
Excluding sales charges		-1.34	8.45	5.35
Including sales charges		-7.01	7.16	4.73
Class B	03/20/95
Excluding sales charges		-2.08	7.64	4.55
Including sales charges		-6.41	7.35	4.55
Class C	06/26/00
Excluding sales charges		-2.02	7.65	4.56
Including sales charges		-2.89	7.65	4.56
Class I	03/04/04	-0.93	8.91	5.80
Class K	03/20/95	-1.24	8.59	5.50
Class R*	12/11/06	-1.52	8.19	5.04
Class R4*	12/11/06	-1.07	8.62	5.37
Class R5*	12/11/06	-0.98	8.87	5.73
Class W*	12/01/06	-1.37	8.43	5.35
Class Y*	11/08/12	-0.93	8.78	5.51
Class Z*	09/27/10	-1.08	8.73	5.50
Russell 1000 Value Index		-0.06	10.70	6.11

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/ appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2006 – May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Diversified Equity Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended May 31, 2016, the Fund's Class A shares returned -1.34% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -0.06% for the same time period. Positioning in the financials and telecommunication services sectors detracted most from relative results.

U.S. Equity Market Flat Return Masked Significant Volatility

The U.S. equity market finished the 12-months ended May 31, 2016 with a rather flat return, masking what were dramatic swings during several months within the period. Such significant volatility was primarily driven by macro factors, including interest rates, currency movements, geopolitical tensions, economic growth variances around the world, and a roller coaster ride for oil prices. West Texas Intermediate crude oil prices plunged from just below $60 per barrel in May 2015 to approximately $26 per barrel in mid-February 2016, the lowest level since 2003, before climbing to around the $50 per barrel mark by the end of May 2016.

Given this backdrop, there was widely divergent performance among the sectors of the benchmark. Traditionally defensive sectors, including utilities, telecommunication services and consumer staples, performed best, generating strong gains. Those sectors widely considered more cyclical, such as energy, consumer discretionary, materials and financials, posted negative absolute returns. Overall, growth strategies outperformed value strategies during the period.

Financials and Telecommunications Stock Selection Hampered Fund Results

The sectors that detracted most from the Fund's relative results during the period were financials and telecommunication services, where unfavorable stock selection in each drove most of their underperformance. Having an overweight to consumer discretionary, one of the weakest sectors in the benchmark during the period, also hurt.

The individual stocks that detracted most from relative results were cable and satellite company DISH Network, digital content hardware and storage company Western Digital and telecommunications company AT&T. DISH Network performed poorly as investors questioned the value of the company's wireless spectrum. These concerns were exacerbated by DISH Network being prohibited from making transactions with potential partners during the "quiet time" mandated by FCC spectrum auction rules. However, we believed the company's valuation remained attractive at the end of the period, and so we maintained a Fund position in its stock. Western Digital's shares declined for three primary reasons. First, it announced its acquisition of SanDisk, which seemed to many to indicate a change in its strategic direction. Second, pricing in the hard-disk drive industry broadly deteriorated. And third, unit sales in Western Digital's core market fell short of expectations due to weakness in the personal computer industry. We sold the Fund's position in Western Digital by the end of the period. AT&T detracted from the Fund's relative results because the Fund did not hold a position in the strongly-performing company during the period.

Portfolio Management

Hugh Mullin, CFA

Russell Bloomfield, CFA, CAIA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2016
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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at May 31, 2016)
Exxon Mobil Corp.	4.4
General Electric Co.	3.5
Wells Fargo & Co.	3.5
JPMorgan Chase & Co.	3.5
Berkshire Hathaway, Inc., Class B	3.2
Johnson & Johnson	3.1
Microsoft Corp.	2.7
Citigroup, Inc.	2.4
Cisco Systems, Inc.	2.3
Medtronic PLC	2.1

Percentages indicated are based upon total investments excluding Money Market Funds.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2016)
Common Stocks	98.5
Money Market Funds	1.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Stock Selection in Information Technology Helped Results Most

Effective stock selection in the information technology sector helped Fund results most during the period. Favorable stock selection in consumer staples and having an underweight allocation to the poorly-performing energy sector further aided Fund results. Having an allocation to cash, albeit a modest one, during a period when the U.S. equity market declined slightly, added value as well.

Among individual holdings, the Fund's positions in interactive entertainment software company Activision Blizzard, semiconductor device company NVIDIA and tobacco company Altria contributed most positively to relative performance. Activision Blizzard's shares rose on good core performance, bolstered by a strong video game pipeline, higher margins on its shift to digital, and, toward the end of the period, its acquisition of King Digital, widely viewed by analysts as likely to be accretive. NVIDIA, a new purchase for the Fund during the period, saw strong and accelerating growth in sales of its core processing chips. The company also benefited from investor optimism about its growth potential based on its chips being used in several exciting new and/or expanding markets, including the gaming, data center, self-driving car and emerging artificial intelligence markets. Altria performed well in part because of its defensive nature during a period when such industries were widely favored. Also, a less than anticipated decline in sales volume and a better than anticipated increase in pricing for tobacco products in general helped boost the company's returns. As gasoline prices declined, consumers spent more on tobacco products, which along with a relatively stable business model and high dividend yield, made tobacco the best performing industry in the consumer staples sector during the period.

Bottom-Up Stock Selection Drove Sector Weighting Changes

During the period, we made a number of modest changes to the Fund's sector weightings, as our investment theses evolved and stock prices fluctuated. We decreased the Fund's overweight in consumer discretionary, primarily in the media and lodging industries. We increased the Fund's allocation to energy from a modest underweight to a modest overweight beginning in February 2016, as we believed oil prices had bottomed and were going to trend upward in the following months, a thesis that proved correct. We sought to focus within the energy sector on those companies we believed to be financially strong and with attractive resource bases. For example, we initiated a Fund purchase of EOG Resources, which we consider to be the leader in the U.S. oil shale business. We increased the Fund's exposure to health care, shifting from an underweight allocation toward a more neutral position relative to the benchmark. At the same time, within the health care sector, we sold several companies held for some time that had become targets of acquisition activity, taking profits, for example, in Cigna and St. Jude Medical.

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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

At the end of May 2016, relative to the benchmark, the Fund was overweight consumer discretionary, underweight utilities and materials, and rather neutrally weighted the remaining sectors of the benchmark.

We intend to stay disciplined in our bottom-up stock selection strategy and focus on seeking companies we believe to be both undervalued and well positioned to grow earnings, cash flow and dividends directed to the long-term benefit of their shareholders during the next several years.

Equity Sector Breakdown (%) (at May 31, 2016)
Consumer Discretionary	6.4
Consumer Staples	6.4
Energy	14.0
Financials	29.4
Health Care	11.9
Industrials	11.1
Information Technology	11.8
Materials	1.7
Telecommunication Services	2.4
Utilities	4.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Dividend payments are not guaranteed and the amount, if any, can vary over time. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,009.70	1,019.75	5.28	5.30	1.05
Class B	1,000.00	1,000.00	1,005.90	1,016.00	9.03	9.07	1.80
Class C	1,000.00	1,000.00	1,005.90	1,016.00	9.03	9.07	1.80
Class I	1,000.00	1,000.00	1,011.10	1,021.90	3.12	3.13	0.62
Class K	1,000.00	1,000.00	1,010.30	1,020.20	4.82	4.85	0.96
Class R	1,000.00	1,000.00	1,008.60	1,018.50	6.53	6.56	1.30
Class R4	1,000.00	1,000.00	1,011.10	1,021.00	4.02	4.04	0.80
Class R5	1,000.00	1,000.00	1,011.60	1,021.40	3.62	3.64	0.72
Class W	1,000.00	1,000.00	1,008.90	1,019.55	5.47	5.50	1.09
Class Y	1,000.00	1,000.00	1,011.00	1,021.65	3.37	3.39	0.67
Class Z	1,000.00	1,000.00	1,011.10	1,021.00	4.02	4.04	0.80

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.1%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 6.2%
Auto Components 0.7%
Magna International, Inc.	425,186	17,232,789
Hotels, Restaurants & Leisure 0.7%
Las Vegas Sands Corp.	333,479	15,420,069
Household Durables 0.8%
Toll Brothers, Inc.(a)	667,821	19,466,982
Media 2.5%
Comcast Corp., Class A	450,002	28,485,127
DISH Network Corp., Class A(a)	628,110	31,342,689
Total		59,827,816
Specialty Retail 1.5%
Foot Locker, Inc.	306,880	17,160,729
Home Depot, Inc. (The)	130,207	17,202,949
Total		34,363,678
Total Consumer Discretionary		146,311,334
CONSUMER STAPLES 6.3%
Beverages 0.9%
PepsiCo, Inc.	201,456	20,381,304
Food & Staples Retailing 2.3%
CVS Health Corp.	246,685	23,792,768
SYSCO Corp.	600,771	28,903,093
Total		52,695,861
Tobacco 3.1%
Altria Group, Inc.	470,836	29,964,003
Philip Morris International, Inc.	441,875	43,604,225
Total		73,568,228
Total Consumer Staples		146,645,393
ENERGY 13.7%
Energy Equipment & Services 1.1%
Halliburton Co.	618,892	26,104,865
Oil, Gas & Consumable Fuels 12.6%
BP PLC, ADR	913,987	28,699,192
ConocoPhillips	597,415	26,160,803
Devon Energy Corp.	728,242	26,282,253
EOG Resources, Inc.	316,922	25,784,774
Exxon Mobil Corp.	1,147,143	102,118,670
Hess Corp.	408,145	24,460,130

Common Stocks (continued)

Issuer	Shares	Value ($)
Occidental Petroleum Corp.	438,321	33,066,936
Valero Energy Corp.	541,396	29,614,361
Total		296,187,119
Total Energy		322,291,984
FINANCIALS 28.8%
Banks 12.7%
Citigroup, Inc.	1,204,431	56,090,351
Fifth Third Bancorp	1,243,056	23,456,467
JPMorgan Chase & Co.	1,220,634	79,670,781
PNC Financial Services Group, Inc. (The)	386,224	34,659,742
SunTrust Banks, Inc.	537,710	23,562,452
Wells Fargo & Co.	1,582,965	80,287,985
Total		297,727,778
Capital Markets 3.4%
Charles Schwab Corp. (The)	757,849	23,175,023
Invesco Ltd.	874,273	27,452,172
Morgan Stanley	1,065,530	29,163,556
Total		79,790,751
Diversified Financial Services 4.3%
Berkshire Hathaway, Inc., Class B(a)	527,998	74,204,839
Intercontinental Exchange, Inc.	98,165	26,614,495
Total		100,819,334
Insurance 3.8%
Aon PLC	202,180	22,092,209
Chubb Ltd.	294,858	37,331,971
MetLife, Inc.	642,880	29,283,184
Total		88,707,364
Real Estate Investment Trusts (REITs) 4.6%
Alexandria Real Estate Equities, Inc.	314,145	30,440,650
American Tower Corp.	242,101	25,609,444
AvalonBay Communities, Inc.	128,620	23,136,166
Duke Realty Corp.	1,268,569	30,027,028
Total		109,213,288
Total Financials		676,258,515
HEALTH CARE 11.7%
Biotechnology 0.5%
AbbVie, Inc.	187,629	11,807,493

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.1%
Medtronic PLC	610,958	49,169,900
Health Care Providers & Services 2.0%
Aetna, Inc.	227,358	25,743,746
Cardinal Health, Inc.	268,848	21,225,550
Total		46,969,296
Pharmaceuticals 7.1%
Allergan PLC(a)	88,868	20,950,631
Jazz Pharmaceuticals PLC(a)	45,108	6,836,568
Johnson & Johnson	628,686	70,846,625
Merck & Co., Inc.	871,545	49,033,122
Pfizer, Inc.	533,195	18,501,867
Total		166,168,813
Total Health Care		274,115,502
INDUSTRIALS 11.0%
Aerospace & Defense 2.2%
Honeywell International, Inc.	202,239	23,020,865
Northrop Grumman Corp.	133,892	28,474,812
Total		51,495,677
Air Freight & Logistics 0.9%
United Parcel Service, Inc., Class B	207,027	21,342,413
Airlines 0.7%
United Continental Holdings, Inc.(a)	378,490	17,066,114
Electrical Equipment 0.8%
Rockwell Automation, Inc.	165,406	19,195,366
Industrial Conglomerates 4.3%
Carlisle Companies, Inc.	184,388	19,143,162
General Electric Co.	2,661,009	80,442,302
Total		99,585,464
Machinery 1.3%
Ingersoll-Rand PLC	439,207	29,343,420
Road & Rail 0.8%
Norfolk Southern Corp.	221,191	18,593,316
Total Industrials		256,621,770
INFORMATION TECHNOLOGY 11.6%
Communications Equipment 2.3%
Cisco Systems, Inc.	1,840,396	53,463,504

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 1.4%
Leidos Holdings, Inc.	278,701	13,767,829
MasterCard, Inc., Class A	187,684	17,998,896
Total		31,766,725
Semiconductors & Semiconductor Equipment 4.2%
Intel Corp.	1,424,313	44,994,048
Lam Research Corp.	183,783	15,219,070
NVIDIA Corp.	528,350	24,684,512
Qorvo, Inc.(a)	275,647	14,049,728
Total		98,947,358
Software 3.7%
Activision Blizzard, Inc.	631,982	24,811,613
Microsoft Corp.	1,176,145	62,335,685
Total		87,147,298
Total Information Technology		271,324,885
MATERIALS 1.7%
Chemicals 1.1%
Eastman Chemical Co.	346,056	25,386,668
Metals & Mining 0.6%
Freeport-McMoRan, Inc.	1,329,218	14,727,735
Total Materials		40,114,403
TELECOMMUNICATION SERVICES 2.3%
Diversified Telecommunication Services 1.1%
Verizon Communications, Inc.	532,692	27,114,023
Wireless Telecommunication Services 1.2%
Vodafone Group PLC, ADR	812,387	27,613,034
Total Telecommunication Services		54,727,057
UTILITIES 4.8%
Electric Utilities 2.4%
Edison International	448,220	32,105,999
NextEra Energy, Inc.	199,901	24,012,108
Total		56,118,107
Multi-Utilities 2.4%
Ameren Corp.	561,233	27,809,095
Public Service Enterprise Group, Inc.	638,194	28,559,181
Total		56,368,276
Total Utilities		112,486,383
Total Common Stocks (Cost: $1,971,095,821)		2,300,897,226

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Money Market Funds 1.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.434%(b)(c)	34,470,263	34,470,263
Total Money Market Funds (Cost: $34,470,263)		34,470,263
Total Investments (Cost: $2,005,566,084)		2,335,367,489
Other Assets & Liabilities, Net		10,281,954
Net Assets		2,345,649,443

The accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at May 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	62,543,990	370,067,181	(398,140,908)	34,470,263	128,992	34,470,263

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Annual Report 2016
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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	146,311,334	—	—	146,311,334
Consumer Staples	146,645,393	—	—	146,645,393
Energy	322,291,984	—	—	322,291,984
Financials	676,258,515	—	—	676,258,515
Health Care	274,115,502	—	—	274,115,502
Industrials	256,621,770	—	—	256,621,770
Information Technology	271,324,885	—	—	271,324,885
Materials	40,114,403	—	—	40,114,403
Telecommunication Services	54,727,057	—	—	54,727,057
Utilities	112,486,383	—	—	112,486,383
Total Common Stocks	2,300,897,226	—	—	2,300,897,226
Investments measured at net asset value
Money Market Funds	—	—	—	34,470,263
Total Investments	2,300,897,226	—	—	2,335,367,489

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,971,095,821)	$2,300,897,226
Affiliated issuers (identified cost $34,470,263)	34,470,263
Total investments (identified cost $2,005,566,084)	2,335,367,489
Cash	95
Receivable for:
Investments sold	53,529,630
Capital shares sold	607,415
Dividends	5,848,935
Foreign tax reclaims	10,630
Prepaid expenses	1,239
Total assets	2,395,365,433
Liabilities
Payable for:
Investments purchased	46,876,845
Capital shares purchased	2,018,948
Investment management fees	162,964
Distribution and/or service fees	68,859
Transfer agent fees	225,611
Plan administration fees	8,531
Compensation of board members	211,151
Other expenses	143,081
Total liabilities	49,715,990
Net assets applicable to outstanding capital stock	$2,345,649,443
Represented by
Paid-in capital	$2,037,511,643
Undistributed net investment income	1,164,660
Accumulated net realized loss	(22,828,265)
Unrealized appreciation (depreciation) on:
Investments	329,801,405
Total — representing net assets applicable to outstanding capital stock	$2,345,649,443

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A
Net assets	$2,159,152,267
Shares outstanding	174,806,267
Net asset value per share	$12.35
Maximum offering price per share(a)	$13.10
Class B
Net assets	$20,573,571
Shares outstanding	1,660,293
Net asset value per share	$12.39
Class C
Net assets	$64,809,169
Shares outstanding	5,261,818
Net asset value per share	$12.32
Class I
Net assets	$2,533
Shares outstanding	205
Net asset value per share(b)	$12.33
Class K
Net assets	$38,278,454
Shares outstanding	3,097,323
Net asset value per share	$12.36
Class R
Net assets	$5,687,959
Shares outstanding	463,283
Net asset value per share	$12.28
Class R4
Net assets	$7,052,101
Shares outstanding	571,070
Net asset value per share	$12.35
Class R5
Net assets	$31,899,360
Shares outstanding	2,581,359
Net asset value per share	$12.36
Class W
Net assets	$2,365
Shares outstanding	191
Net asset value per share(b)	$12.37
Class Y
Net assets	$403,298
Shares outstanding	32,330
Net asset value per share	$12.47
Class Z
Net assets	$17,788,366
Shares outstanding	1,441,611
Net asset value per share	$12.34

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$56,879,873
Dividends — affiliated issuers	128,992
Interest	16,775
Foreign taxes withheld	(57,636)
Total income	56,968,004
Expenses:
Investment management fees	15,312,257
Distribution and/or service fees
Class A	5,541,637
Class B	290,902
Class C	659,197
Class R	30,728
Class W	6
Transfer agent fees
Class A	2,946,595
Class B	38,631
Class C	87,631
Class K	23,204
Class R	8,170
Class R4	10,863
Class R5	14,932
Class W	4
Class Z	24,690
Plan administration fees
Class K	116,232
Compensation of board members	37,869
Custodian fees	17,866
Printing and postage fees	297,417
Registration fees	133,528
Audit fees	27,251
Legal fees	26,457
Other	86,365
Total expenses	25,732,432
Expense reductions	(60)
Total net expenses	25,732,372
Net investment income	31,235,632
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	47,102,801
Net realized gain	47,102,801
Net change in unrealized appreciation (depreciation) on:
Investments	(123,241,674)
Net change in unrealized depreciation	(123,241,674)
Net realized and unrealized loss	(76,138,873)
Net decrease in net assets from operations	$(44,903,241)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015
Operations
Net investment income	$31,235,632	$43,140,107
Net realized gain	47,102,801	290,152,624
Net change in unrealized depreciation	(123,241,674)	(90,015,893)
Net increase (decrease) in net assets resulting from operations	(44,903,241)	243,276,838
Distributions to shareholders
Net investment income
Class A	(42,828,996)	(28,679,149)
Class B	(359,903)	(248,450)
Class C	(775,943)	(306,859)
Class I	(63)	(48)
Class K	(958,207)	(854,087)
Class R	(103,819)	(72,898)
Class R4	(182,217)	(169,680)
Class R5	(673,644)	(437,659)
Class W	(48)	(32)
Class Y	(8,161)	(329,213)
Class Z	(405,344)	(268,070)
Net realized gains
Class A	(226,187,014)	(180,646,104)
Class B	(2,895,297)	(4,150,007)
Class C	(6,760,372)	(5,297,619)
Class I	(285)	(226)
Class K	(4,452,412)	(4,711,695)
Class R	(631,570)	(565,818)
Class R4	(749,241)	(914,313)
Class R5	(3,103,883)	(2,110,521)
Class W	(265)	(210)
Class Y	(35,518)	(1,557,869)
Class Z	(1,898,379)	(1,514,304)
Total distributions to shareholders	(293,010,581)	(232,834,831)
Increase (decrease) in net assets from capital stock activity	5,143,312	(81,452,627)
Total decrease in net assets	(332,770,510)	(71,010,620)
Net assets at beginning of year	2,678,419,953	2,749,430,573
Net assets at end of year	$2,345,649,443	$2,678,419,953
Undistributed net investment income	$1,164,660	$16,632,181

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	9,672,641	120,428,010	10,116,016	144,780,965
Distributions reinvested	22,145,402	264,453,403	14,904,589	205,800,785
Redemptions	(27,780,236)	(351,776,878)	(26,550,546)	(380,068,208)
Net increase (decrease)	4,037,807	33,104,535	(1,529,941)	(29,486,458)
Class B shares
Subscriptions	13,038	171,679	48,953	699,648
Distributions reinvested	268,622	3,213,674	316,721	4,377,954
Redemptions(a)	(1,708,113)	(22,267,855)	(2,161,546)	(30,853,213)
Net decrease	(1,426,453)	(18,882,502)	(1,795,872)	(25,775,611)
Class C shares
Subscriptions	475,802	5,975,209	492,211	7,018,403
Distributions reinvested	622,517	7,389,450	399,484	5,492,632
Redemptions	(900,515)	(11,437,591)	(727,281)	(10,342,519)
Net increase	197,804	1,927,068	164,414	2,168,516
Class K shares
Subscriptions	425,762	5,350,619	514,824	7,374,476
Distributions reinvested	451,758	5,410,619	402,446	5,565,782
Redemptions	(1,922,119)	(24,698,432)	(1,837,195)	(26,500,082)
Net decrease	(1,044,599)	(13,937,194)	(919,925)	(13,559,824)
Class R shares
Subscriptions	61,832	777,717	84,638	1,202,225
Distributions reinvested	60,556	718,018	45,528	625,119
Redemptions	(201,171)	(2,615,271)	(152,660)	(2,152,087)
Net decrease	(78,783)	(1,119,536)	(22,494)	(324,743)
Class R4 shares
Subscriptions	150,464	1,890,414	222,612	3,177,442
Distributions reinvested	77,663	930,873	78,366	1,082,325
Redemptions	(394,928)	(5,188,243)	(482,463)	(6,861,574)
Net decrease	(166,801)	(2,366,956)	(181,485)	(2,601,807)
Class R5 shares
Subscriptions	633,730	8,022,571	433,900	6,181,878
Distributions reinvested	316,270	3,777,327	184,265	2,547,839
Redemptions	(459,671)	(5,768,259)	(381,424)	(5,451,279)
Net increase	490,329	6,031,639	236,741	3,278,438

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	8,356	107,905	1,615,886	22,554,885
Distributions reinvested	3,594	43,364	135,362	1,886,835
Redemptions	(4,787)	(63,708)	(3,127,375)	(44,155,545)
Net increase (decrease)	7,163	87,561	(1,376,127)	(19,713,825)
Class Z shares
Subscriptions	336,053	4,292,802	726,591	10,605,730
Distributions reinvested	178,071	2,126,116	120,412	1,660,690
Redemptions	(487,016)	(6,120,221)	(537,745)	(7,703,733)
Net increase	27,108	298,697	309,258	4,562,687
Total net increase (decrease)	2,043,575	5,143,312	(5,115,431)	(81,452,627)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,										Year Ended September 30,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$14.26		$14.25		$12.29		$9.76		$8.53		$9.03
Income from investment operations:
Net investment income	0.17		0.23		0.15		0.19		0.11		0.12
Net realized and unrealized gain (loss)	(0.44)		1.05		1.97		2.55		1.20		(0.49)
Total from investment operations	(0.27)		1.28		2.12		2.74		1.31		(0.37)
Less distributions to shareholders:
Net investment income	(0.25)		(0.17)		(0.16)		(0.21)		(0.08)		(0.13)
Net realized gains	(1.39)		(1.10)		—		—		—		—
Total distributions to shareholders	(1.64)		(1.27)		(0.16)		(0.21)		(0.08)		(0.13)
Net asset value, end of period	$12.35		$14.26		$14.25		$12.29		$9.76		$8.53
Total return	(1.34%)		9.34%		17.45%		28.46%		15.31%		(4.32%)
Ratios to average net assets(b)
Total gross expenses	1.04%		1.05%		1.09%		1.14	%(c)	1.10	%(d)	1.13%
Total net expenses(e)	1.04	%(f)	1.05	%(f)	1.08	%(f)	1.08	%(c)(f)	1.10	%(d)	1.13	%(f)
Net investment income	1.31%		1.61%		1.16%		1.77%		1.66	%(d)	1.20%
Supplemental data
Net assets, end of period (in thousands)	$2,159,152		$2,434,631		$2,454,495		$2,480,865		$2,320,419		$3,197,508
Portfolio turnover	43%		48%		74%		43%		16%		36%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$14.30		$14.28		$12.32		$9.79		$8.56		$9.05
Income from investment operations:
Net investment income	0.08		0.11		0.05		0.11		0.06		0.04
Net realized and unrealized gain (loss)	(0.45)		1.07		1.98		2.55		1.21		(0.49)
Total from investment operations	(0.37)		1.18		2.03		2.66		1.27		(0.45)
Less distributions to shareholders:
Net investment income	(0.15)		(0.06)		(0.07)		(0.13)		(0.04)		(0.04)
Net realized gains	(1.39)		(1.10)		—		—		—		—
Total distributions to shareholders	(1.54)		(1.16)		(0.07)		(0.13)		(0.04)		(0.04)
Net asset value, end of period	$12.39		$14.30		$14.28		$12.32		$9.79		$8.56
Total return	(2.08%)		8.58%		16.54%		27.38%		14.82%		(5.01%)
Ratios to average net assets(b)
Total gross expenses	1.79%		1.80%		1.84%		1.88	%(c)	1.87	%(d)	1.88%
Total net expenses(e)	1.79	%(f)	1.80	%(f)	1.83	%(f)	1.83	%(c)(f)	1.87	%(d)	1.88	%(f)
Net investment income	0.58%		0.74%		0.39%		1.03%		0.93	%(d)	0.43%
Supplemental data
Net assets, end of period (in thousands)	$20,574		$44,132		$69,741		$108,589		$138,560		$142,429
Portfolio turnover	43%		48%		74%		43%		16%		36%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$14.22		$14.21		$12.26		$9.74		$8.52		$9.02
Income from investment operations:
Net investment income	0.07		0.12		0.05		0.11		0.06		0.04
Net realized and unrealized gain (loss)	(0.43)		1.05		1.97		2.54		1.20		(0.49)
Total from investment operations	(0.36)		1.17		2.02		2.65		1.26		(0.45)
Less distributions to shareholders:
Net investment income	(0.15)		(0.06)		(0.07)		(0.13)		(0.04)		(0.05)
Net realized gains	(1.39)		(1.10)		—		—		—		—
Total distributions to shareholders	(1.54)		(1.16)		(0.07)		(0.13)		(0.04)		(0.05)
Net asset value, end of period	$12.32		$14.22		$14.21		$12.26		$9.74		$8.52
Total return	(2.02%)		8.55%		16.54%		27.46%		14.80%		(5.07%)
Ratios to average net assets(b)
Total gross expenses	1.79%		1.80%		1.84%		1.89	%(c)	1.85	%(d)	1.88%
Total net expenses(e)	1.79	%(f)	1.80	%(f)	1.83	%(f)	1.83	%(c)(f)	1.85	%(d)	1.88	%(f)
Net investment income	0.56%		0.87%		0.41%		1.02%		0.95	%(d)	0.44%
Supplemental data
Net assets, end of period (in thousands)	$64,809		$72,010		$69,633		$61,178		$55,775		$54,238
Portfolio turnover	43%		48%		74%		43%		16%		36%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,							Year Ended September 30,
Class I	2016	2015	2014	2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$14.24	$14.23	$12.28	$9.76		$8.52		$9.02
Income from investment operations:
Net investment income	0.22	0.29	0.19	0.24		0.14		0.16
Net realized and unrealized gain (loss)	(0.43)	1.05	1.98	2.54		1.20		(0.49)
Total from investment operations	(0.21)	1.34	2.17	2.78		1.34		(0.33)
Less distributions to shareholders:
Net investment income	(0.31)	(0.23)	(0.22)	(0.26)		(0.10)		(0.17)
Net realized gains	(1.39)	(1.10)	—	—		—		—
Total distributions to shareholders	(1.70)	(1.33)	(0.22)	(0.26)		(0.10)		(0.17)
Net asset value, end of period	$12.33	$14.24	$14.23	$12.28		$9.76		$8.52
Total return	(0.93%)	9.84%	17.90%	28.92%		15.76%		(3.88%)
Ratios to average net assets(b)
Total gross expenses	0.63%	0.62%	0.63%	0.66	%(c)	0.63	%(d)	0.67%
Total net expenses(e)	0.63%	0.62%	0.63%	0.66	%(c)	0.63	%(d)	0.67%
Net investment income	1.72%	2.04%	1.46%	2.19%		2.13	%(d)	1.63%
Supplemental data
Net assets, end of period (in thousands)	$3	$3	$3	$45,330		$39,849		$79,024
Portfolio turnover	43%	48%	74%	43%		16%		36%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,							Year Ended September 30,
Class K	2016	2015	2014	2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$14.27	$14.26	$12.30	$9.77		$8.53		$9.04
Income from investment operations:
Net investment income	0.18	0.24	0.16	0.20		0.12		0.14
Net realized and unrealized gain (loss)	(0.44)	1.06	1.98	2.56		1.20		(0.50)
Total from investment operations	(0.26)	1.30	2.14	2.76		1.32		(0.36)
Less distributions to shareholders:
Net investment income	(0.26)	(0.19)	(0.18)	(0.23)		(0.08)		(0.15)
Net realized gains	(1.39)	(1.10)	—	—		—		—
Total distributions to shareholders	(1.65)	(1.29)	(0.18)	(0.23)		(0.08)		(0.15)
Net asset value, end of period	$12.36	$14.27	$14.26	$12.30		$9.77		$8.53
Total return	(1.24%)	9.46%	17.60%	28.61%		15.51%		(4.23%)
Ratios to average net assets(b)
Total gross expenses	0.96%	0.95%	0.94%	0.94	%(c)	0.93	%(d)	0.97%
Total net expenses(e)	0.96%	0.95%	0.94%	0.94	%(c)	0.93	%(d)	0.97%
Net investment income	1.39%	1.68%	1.24%	1.88%		1.87	%(d)	1.36%
Supplemental data
Net assets, end of period (in thousands)	$38,278	$59,092	$72,165	$168,438		$202,741		$189,510
Portfolio turnover	43%	48%	74%	43%		16%		36%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class R	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$14.18		$14.18		$12.23		$9.72		$8.50		$8.99
Income from investment operations:
Net investment income	0.14		0.19		0.12		0.17		0.09		0.09
Net realized and unrealized gain (loss)	(0.43)		1.04		1.96		2.53		1.20		(0.48)
Total from investment operations	(0.29)		1.23		2.08		2.70		1.29		(0.39)
Less distributions to shareholders:
Net investment income	(0.22)		(0.13)		(0.13)		(0.19)		(0.07)		(0.10)
Net realized gains	(1.39)		(1.10)		—		—		—		—
Total distributions to shareholders	(1.61)		(1.23)		(0.13)		(0.19)		(0.07)		(0.10)
Net asset value, end of period	$12.28		$14.18		$14.18		$12.23		$9.72		$8.50
Total return	(1.52%)		9.04%		17.16%		28.05%		15.14%		(4.46%)
Ratios to average net assets(b)
Total gross expenses	1.29%		1.30%		1.34%		1.39	%(c)	1.35	%(d)	1.38%
Total net expenses(e)	1.29	%(f)	1.30	%(f)	1.33	%(f)	1.33	%(c)(f)	1.35	%(d)	1.38	%(f)
Net investment income	1.07%		1.36%		0.90%		1.53%		1.46	%(d)	0.95%
Supplemental data
Net assets, end of period (in thousands)	$5,688		$7,687		$8,004		$9,859		$10,976		$10,114
Portfolio turnover	43%		48%		74%		43%		16%		36%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class R4	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$14.26		$14.24		$12.28		$9.75		$8.51		$9.02
Income from investment operations:
Net investment income	0.20		0.26		0.18		0.20		0.11		0.11
Net realized and unrealized gain (loss)	(0.43)		1.06		1.97		2.54		1.20		(0.50)
Total from investment operations	(0.23)		1.32		2.15		2.74		1.31		(0.39)
Less distributions to shareholders:
Net investment income	(0.29)		(0.20)		(0.19)		(0.21)		(0.07)		(0.12)
Net realized gains	(1.39)		(1.10)		—		—		—		—
Total distributions to shareholders	(1.68)		(1.30)		(0.19)		(0.21)		(0.07)		(0.12)
Net asset value, end of period	$12.35		$14.26		$14.24		$12.28		$9.75		$8.51
Total return	(1.07%)		9.69%		17.71%		28.46%		15.37%		(4.52%)
Ratios to average net assets(b)
Total gross expenses	0.79%		0.80%		0.84%		1.02	%(c)	1.18	%(d)	1.21%
Total net expenses(e)	0.79	%(f)	0.80	%(f)	0.83	%(f)	0.99	%(c)	1.18	%(d)	1.21%
Net investment income	1.56%		1.81%		1.37%		1.91%		1.63	%(d)	1.06%
Supplemental data
Net assets, end of period (in thousands)	$7,052		$10,520		$13,093		$22,154		$53,739		$53,617
Portfolio turnover	43%		48%		74%		43%		16%		36%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,							Year Ended September 30,
Class R5	2016	2015	2014	2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$14.27	$14.26	$12.30	$9.77		$8.53		$9.03
Income from investment operations:
Net investment income	0.21	0.29	0.19	0.23		0.14		0.16
Net realized and unrealized gain (loss)	(0.43)	1.04	1.98	2.55		1.20		(0.49)
Total from investment operations	(0.22)	1.33	2.17	2.78		1.34		(0.33)
Less distributions to shareholders:
Net investment income	(0.30)	(0.22)	(0.21)	(0.25)		(0.10)		(0.17)
Net realized gains	(1.39)	(1.10)	—	—		—		—
Total distributions to shareholders	(1.69)	(1.32)	(0.21)	(0.25)		(0.10)		(0.17)
Net asset value, end of period	$12.36	$14.27	$14.26	$12.30		$9.77		$8.53
Total return	(0.98%)	9.73%	17.89%	28.95%		15.65%		(3.87%)
Ratios to average net assets(b)
Total gross expenses	0.71%	0.70%	0.69%	0.70	%(c)	0.68	%(d)	0.72%
Total net expenses(e)	0.71%	0.70%	0.69%	0.70	%(c)	0.68	%(d)	0.72%
Net investment income	1.64%	2.00%	1.48%	2.14%		2.11	%(d)	1.62%
Supplemental data
Net assets, end of period (in thousands)	$31,899	$29,830	$26,434	$83,244		$57,805		$57,903
Portfolio turnover	43%	48%	74%	43%		16%		36%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class W	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$14.28		$14.27		$12.31		$9.78		$8.55		$9.04
Income from investment operations:
Net investment income	0.17		0.23		0.16		0.19		0.11		0.12
Net realized and unrealized gain (loss)	(0.44)		1.05		1.97		2.55		1.20		(0.48)
Total from investment operations	(0.27)		1.28		2.13		2.74		1.31		(0.36)
Less distributions to shareholders:
Net investment income	(0.25)		(0.17)		(0.17)		(0.21)		(0.08)		(0.13)
Net realized gains	(1.39)		(1.10)		—		—		—		—
Total distributions to shareholders	(1.64)		(1.27)		(0.17)		(0.21)		(0.08)		(0.13)
Net asset value, end of period	$12.37		$14.28		$14.27		$12.31		$9.78		$8.55
Total return	(1.37%)		9.31%		17.44%		28.38%		15.32%		(4.20%)
Ratios to average net assets(b)
Total gross expenses	1.07%		1.10%		1.07%		1.11	%(c)	1.08	%(d)	1.10%
Total net expenses(e)	1.07	%(f)	1.08	%(f)	1.07	%(f)	1.08	%(c)(f)	1.08	%(d)	1.10	%(f)
Net investment income	1.28%		1.59%		1.19%		1.77%		1.73	%(d)	1.23%
Supplemental data
Net assets, end of period (in thousands)	$2		$3		$3		$4		$4		$3
Portfolio turnover	43%		48%		74%		43%		16%		36%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$14.38	$14.36	$12.38	$10.33
Income from investment operations:
Net investment income	0.22	0.21	0.22	0.14
Net realized and unrealized gain (loss)	(0.44)	1.14	1.98	2.04
Total from investment operations	(0.22)	1.35	2.20	2.18
Less distributions to shareholders:
Net investment income	(0.30)	(0.23)	(0.22)	(0.13)
Net realized gains	(1.39)	(1.10)	—	—
Total distributions to shareholders	(1.69)	(1.33)	(0.22)	(0.13)
Net asset value, end of period	$12.47	$14.38	$14.36	$12.38
Total return	(0.93%)	9.79%	17.99%	21.23%
Ratios to average net assets(b)
Total gross expenses	0.66%	0.64%	0.64%	0.64	%(c)(d)
Total net expenses(e)	0.66%	0.64%	0.64%	0.64	%(c)(d)
Net investment income	1.68%	1.42%	1.63%	2.24	%(c)
Supplemental data
Net assets, end of period (in thousands)	$403	$362	$20,127	$3
Portfolio turnover	43%	48%	74%	43%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$14.25		$14.24		$12.28		$9.76		$8.52		$9.03
Income from investment operations:
Net investment income	0.20		0.27		0.18		0.22		0.13		0.17
Net realized and unrealized gain (loss)	(0.43)		1.04		1.98		2.54		1.20		(0.52)
Total from investment operations	(0.23)		1.31		2.16		2.76		1.33		(0.35)
Less distributions to shareholders:
Net investment income	(0.29)		(0.20)		(0.20)		(0.24)		(0.09)		(0.16)
Net realized gains	(1.39)		(1.10)		—		—		—		—
Total distributions to shareholders	(1.68)		(1.30)		(0.20)		(0.24)		(0.09)		(0.16)
Net asset value, end of period	$12.34		$14.25		$14.24		$12.28		$9.76		$8.52
Total return	(1.08%)		9.62%		17.76%		28.69%		15.62%		(4.06%)
Ratios to average net assets(b)
Total gross expenses	0.79%		0.80%		0.84%		0.89	%(c)	0.82	%(d)	0.87%
Total net expenses(e)	0.79	%(f)	0.80	%(f)	0.83	%(f)	0.83	%(c)(f)	0.82	%(d)	0.87	%(f)
Net investment income	1.57%		1.90%		1.37%		2.03%		2.00	%(d)	1.77%
Supplemental data
Net assets, end of period (in thousands)	$17,788		$20,150		$15,733		$54,418		$69,694		$58,213
Portfolio turnover	43%		48%		74%		43%		16%		36%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia Diversified Equity Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities

Annual Report 2016
30

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result

Annual Report 2016
31

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% as the Fund's net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 0.63% of the Fund's average daily net assets.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $4,988,283, and the administrative services fee paid to the Investment Manager was $458,573.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2016, other expenses paid by the Fund to this company were $3,924.

Annual Report 2016
32

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.13%
Class B	0.13
Class C	0.13
Class K	0.05
Class R	0.13
Class R4	0.13
Class R5	0.05
Class W	0.17
Class Z	0.13

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $60.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet

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33

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

reimbursed (unreimbursed expense) was approximately $7,702,000 and $653,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $903,499 for Class A, $3,008 for Class B and $2,622 for Class C shares for the year ended May 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap October 1, 2015 through September 30, 2016	Voluntary Expense Cap Prior to October 1, 2015
Class A	1.15%	1.13%
Class B	1.90	1.88
Class C	1.90	1.88
Class I	0.80	0.75
Class K	1.10	1.05
Class R	1.40	1.38
Class R4	0.90	0.88
Class R5	0.85	0.80
Class W	1.15	1.13
Class Y	0.80	0.75
Class Z	0.90	0.88

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, post-October capital losses, re-characterization of distributions for investments. To the extent these differences are permanent and reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(406,808)
Accumulated net realized loss	406,810
Paid-in capital	(2)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2016	2015
Ordinary income	$90,963,236	$49,896,974
Long-term capital gains	202,047,346	182,937,857
Total	$293,010,582	$232,834,831

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

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34

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,214,071
Net unrealized appreciation	326,551,381

At May 31, 2016, the cost of investments for federal income tax purposes was $2,008,816,108 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$403,619,743
Unrealized depreciation	(77,068,362)
Net unrealized appreciation	$326,551,381

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2016, the Fund will elect to treat post-October capital losses of $19,584,565 as arising on June 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,019,708,353 and $1,242,318,502, respectively, for the year ended May 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

Note 8. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, affiliated shareholders of record owned 85.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates.

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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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36

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Diversified Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Diversified Equity Income Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 25, 2016

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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	84.63%
Dividends Received Deduction	73.25%
Capital Gain Dividend	$60,942,604

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015.

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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

176

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

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COLUMBIA DIVERSIFIED EQUITY INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
44

COLUMBIA DIVERSIFIED EQUITY INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
45

Columbia Diversified Equity Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN138_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA SELECT LARGE-CAP VALUE FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA SELECT LARGE-CAP VALUE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	17
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	43

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA SELECT LARGE-CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Select Large-Cap Value Fund (the Fund) Class A shares returned -3.34% excluding sales charges for the 12-month period that ended May 31, 2016.

■  During the same time period, the Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -0.06%, as well as the S&P 500 Index, a measure of the broader equity market, which returned 1.72%.

■  Stock selection dampened relative results, especially in the energy and financials sectors.

Average Annual Total Returns (%) (for period ended May 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	04/25/97
Excluding sales charges		-3.34	9.76	7.04
Including sales charges		-8.88	8.47	6.40
Class B	04/25/97
Excluding sales charges		-4.07	8.94	6.24
Including sales charges		-8.68	8.65	6.24
Class C	05/27/99
Excluding sales charges		-4.12	8.93	6.25
Including sales charges		-5.04	8.93	6.25
Class I*	08/03/09	-2.96	10.21	7.34
Class K*	08/03/09	-3.28	9.87	7.12
Class R	04/30/03	-3.61	9.48	6.75
Class R4*	11/08/12	-3.11	9.96	7.13
Class R5	11/30/01	-3.01	10.14	7.50
Class W*	09/27/10	-3.40	9.74	6.60
Class Y*	10/01/14	-2.96	9.92	7.12
Class Z*	09/27/10	-3.11	10.03	7.20
Russell 1000 Value Index		-0.06	10.70	6.11
S&P 500 Index		1.72	11.67	7.41

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA SELECT LARGE-CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2006 – May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA SELECT LARGE-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Richard Rosen

Kari Montanus

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2016)
NextEra Energy, Inc.	4.7
Verizon Communications, Inc.	4.4
Applied Materials, Inc.	4.3
Tyson Foods, Inc., Class A	3.9
Corning, Inc.	3.9
Altria Group, Inc.	3.5
Bristol-Myers Squibb Co.	3.4
Lowe's Companies, Inc.	3.4
Unum Group	3.3
Humana, Inc.	3.3

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended May 31, 2016, the Fund's Class A shares returned -3.34% excluding sales charges. Over the same period, the Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -0.06%, as well as the broader equity market, as measured by the S&P 500 Index, which gained 1.72%. Stock selection in the energy and financials sectors hurt relative results, while stock selection in the consumer staples sector helped offset some of these losses. Declining oil prices had a negative impact on key holdings in the energy sector. Low interest rates dampened returns within the Fund's financials holdings. The Fund's consumer staples holdings outperformed the benchmark's position in the sector, as investors were attracted to companies with steady earnings growth and high dividend yields.

Bad Start, Good Finish: Investor Sentiment Drove Markets

During the first half of the 12-month period ended May 31, 2016, lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on investor confidence. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures in 2015.

However, both oil prices and the dollar reversed course in the first half of 2016. The U.S. economy continued to expand modestly, and economic growth in Europe picked up, if ever so slightly. The U.S. manufacturing sector regained some traction in the final months of the period, and the U.S. labor markets recovered to full employment for the first time since the Great Recession. In May, the unemployment rate fell to 4.7%, even though the number of new jobs added in May was surprisingly low. The lower unemployment figure reflected a significant decline in the number of unemployed workers seeking jobs. A sharp decline in new jobs added in April and May likely reflected the difficulty employers have had in filling jobs that target skilled, highly educated workers. The Federal Reserve (Fed) responded cautiously to the weak jobs reports. After raising the target range of its benchmark interest rate by a quarter of a point in December 2015, it took no further action in the first half of 2016.

In a risk-averse environment, stock prices were down sharply in the first nine months of the period then rebounded as investors grew more confident. Despite two major downdrafts, the S&P 500 Index rose 1.72% for the 12 months ended May 31, 2016. Large-company stocks outperformed small- and mid-cap stocks while value stocks outperformed growth stocks for the period. The Barclays U.S. Aggregate Bond Index rose 2.99%, as bonds generally outperformed stocks.

Contributors and Detractors

Consumer staples holdings aided the Fund's returns during the period. With interest rates low, investors favored companies that had demonstrated an ability to deliver consistent earnings growth and healthy dividends. As a result, the Fund's outsized positions in tobacco

Annual Report 2016
4

COLUMBIA SELECT LARGE-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

companies Altria and Philip Morris International, with double digit gains during the period, enhanced relative results. Tyson Foods benefited from positive investor perception of its continued transition to a more highly valued packaged foods provider as well as a decline in the price of corn and soy beans, which helped lift the company's bottom line and produced a solid gain for its shares during the period.

NextEra, an electric utility which owns a mix of regulated and renewable energy assets primarily serving Florida, also was a key contributor to results and to relative returns for the period. Steady earnings growth and an attractive dividend yield boosted the company's performance. It was a new acquisition for the Fund during the year and its largest holding at the end of the period.

While low commodity prices helped lift the fortunes of companies such as Tyson, the reverse was true for some of the Fund's holdings with exposure to oil and metals. The severe drop in energy prices particularly hurt oil and gas producers Anadarko Petroleum and Marathon Oil, as well as natural gas pipeline operator Williams Companies, which lost ground despite a proposed acquisition by Energy Transfer Partners. Freeport McMoRan, a copper miner that also owns energy assets, suffered due to the fall in both oil and copper prices during the period. Investor concerns about the company's debt levels and cash flows added to downward pressure on its stock price.

In the financials sector, a sizeable position in Morgan Stanley detracted from results as capital market weakness restrained its performance. Elsewhere in the portfolio, Teradata, which provides analytic data platforms, marketing applications and related services to retailers, bankers and other companies, also detracted from the Fund's results.

At Period's End

We believe that deflation remains a real threat to the global economy and a continued threat to banks in the financials sector. However, low interest rates and a challenging macroeconomic environment has forced many companies to become leaner and more efficient, which has made them more resilient. Against this backdrop, we will continue to adhere to a disciplined investment approach that emphasizes large-cap companies that we believe have the potential to maintain or accelerate their earnings growth in good economic times and bad.

Portfolio Breakdown (%) (at May 31, 2016)
Common Stocks	100.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at May 31, 2016)
Consumer Discretionary	4.1
Consumer Staples	12.4
Energy	12.0
Financials	23.3
Health Care	10.0
Industrials	7.7
Information Technology	15.9
Materials	2.3
Telecommunication Services	4.4
Utilities	7.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
5

COLUMBIA SELECT LARGE-CAP VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,009.30	1,019.05	5.98	6.01	1.19
Class B	1,000.00	1,000.00	1,005.60	1,015.30	9.73	9.77	1.94
Class C	1,000.00	1,000.00	1,005.60	1,015.30	9.73	9.77	1.94
Class I	1,000.00	1,000.00	1,011.50	1,021.05	3.97	3.99	0.79
Class K	1,000.00	1,000.00	1,009.60	1,019.55	5.48	5.50	1.09
Class R	1,000.00	1,000.00	1,008.00	1,017.80	7.23	7.26	1.44
Class R4	1,000.00	1,000.00	1,010.70	1,020.30	4.73	4.75	0.94
Class R5	1,000.00	1,000.00	1,010.90	1,020.80	4.22	4.24	0.84
Class W	1,000.00	1,000.00	1,009.30	1,019.05	5.98	6.01	1.19
Class Y	1,000.00	1,000.00	1,011.30	1,021.00	4.02	4.04	0.80
Class Z	1,000.00	1,000.00	1,010.30	1,020.30	4.72	4.75	0.94

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA SELECT LARGE-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.9%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 4.1%
Multiline Retail 0.7%
Nordstrom, Inc.	150,000	5,697,000
Specialty Retail 3.4%
Lowe's Companies, Inc.	325,000	26,042,250
Total Consumer Discretionary		31,739,250
CONSUMER STAPLES 12.4%
Food & Staples Retailing 1.9%
Costco Wholesale Corp.	100,000	14,877,000
Food Products 3.9%
Tyson Foods, Inc., Class A	475,000	30,295,500
Tobacco 6.6%
Altria Group, Inc.	425,000	27,047,000
Philip Morris International, Inc.	240,000	23,683,200
Total		50,730,200
Total Consumer Staples		95,902,700
ENERGY 11.9%
Energy Equipment & Services 2.6%
Halliburton Co.	477,000	20,119,860
Oil, Gas & Consumable Fuels 9.3%
Anadarko Petroleum Corp.	361,605	18,752,835
Chevron Corp.	163,212	16,484,412
Marathon Oil Corp.	450,000	5,881,500
Marathon Petroleum Corp.	313,000	10,901,790
Valero Energy Corp.	260,000	14,222,000
Williams Companies, Inc. (The)	275,000	6,094,000
Total		72,336,537
Total Energy		92,456,397
FINANCIALS 23.3%
Banks 11.7%
Bank of America Corp.	1,550,000	22,924,500
Citigroup, Inc.	500,000	23,285,000
JPMorgan Chase & Co.	330,000	21,539,100
Wells Fargo & Co.	450,000	22,824,000
Total		90,572,600
Capital Markets 2.8%
Morgan Stanley	775,000	21,211,750

Common Stocks (continued)

Issuer	Shares	Value ($)
Insurance 8.8%
MetLife, Inc.	450,000	20,497,500
Prudential Financial, Inc.	275,000	21,793,750
Unum Group	700,000	25,844,000
Total		68,135,250
Total Financials		179,919,600
HEALTH CARE 10.0%
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	250,000	10,790,000
Health Care Providers & Services 5.2%
Express Scripts Holding Co.(a)	200,000	15,110,000
Humana, Inc.	145,900	25,169,209
Total		40,279,209
Pharmaceuticals 3.4%
Bristol-Myers Squibb Co.	365,000	26,170,500
Total Health Care		77,239,709
INDUSTRIALS 7.7%
Aerospace & Defense 4.8%
Honeywell International, Inc.	185,000	21,058,550
United Technologies Corp.	160,000	16,092,800
Total		37,151,350
Road & Rail 2.9%
CSX Corp.	480,000	12,686,400
Union Pacific Corp.	115,000	9,681,850
Total		22,368,250
Total Industrials		59,519,600
INFORMATION TECHNOLOGY 15.9%
Communications Equipment 2.2%
Juniper Networks, Inc.	725,000	16,972,250
Electronic Equipment, Instruments & Components 3.9%
Corning, Inc.	1,450,000	30,290,500
IT Services 2.6%
Teradata Corp.(a)	700,000	19,838,000
Semiconductors & Semiconductor Equipment 7.2%
Applied Materials, Inc.	1,375,000	33,577,500
QUALCOMM, Inc.	399,500	21,940,540
Total		55,518,040
Total Information Technology		122,618,790

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA SELECT LARGE-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
MATERIALS 2.3%
Chemicals 2.3%
FMC Corp.	375,000	17,808,750
Total Materials		17,808,750
TELECOMMUNICATION SERVICES 4.4%
Diversified Telecommunication Services 4.4%
Verizon Communications, Inc.	675,000	34,357,500
Total Telecommunication Services		34,357,500

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 7.9%
Electric Utilities 4.7%
NextEra Energy, Inc.	300,000	36,036,000
Independent Power and Renewable Electricity Producers 3.2%
AES Corp. (The)	2,250,000	24,952,500
Total Utilities		60,988,500
Total Common Stocks (Cost: $521,756,175)		772,550,796
Total Investments (Cost: $521,756,175)		772,550,796	(b)
Other Assets & Liabilities, Net		437,369
Net Assets		772,988,165

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,089,530	195,781,638	(197,871,168)	—	21,813	—

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA SELECT LARGE-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	31,739,250	—	—	31,739,250
Consumer Staples	95,902,700	—	—	95,902,700
Energy	92,456,397	—	—	92,456,397
Financials	179,919,600	—	—	179,919,600
Health Care	77,239,709	—	—	77,239,709
Industrials	59,519,600	—	—	59,519,600
Information Technology	122,618,790	—	—	122,618,790
Materials	17,808,750	—	—	17,808,750
Telecommunication Services	34,357,500	—	—	34,357,500
Utilities	60,988,500	—	—	60,988,500
Total Common Stocks	772,550,796	—	—	772,550,796
Total Investments	772,550,796	—	—	772,550,796

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA SELECT LARGE-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets
Investments, at value
(identified cost $521,756,175)	$772,550,796
Receivable for:
Capital shares sold	366,775
Dividends	2,472,557
Expense reimbursement due from Investment Manager	1,609
Prepaid expenses	662
Total assets	775,392,399
Liabilities
Due to custodian	244,508
Payable for:
Capital shares purchased	1,843,692
Investment management fees	63,666
Distribution and/or service fees	15,896
Transfer agent fees	99,588
Plan administration fees	4
Compensation of board members	36,616
Other expenses	100,264
Total liabilities	2,404,234
Net assets applicable to outstanding capital stock	$772,988,165
Represented by
Paid-in capital	$502,972,837
Undistributed net investment income	3,900,633
Accumulated net realized gain	15,320,074
Unrealized appreciation (depreciation) on:
Investments	250,794,621
Total — representing net assets applicable to outstanding capital stock	$772,988,165

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA SELECT LARGE-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A
Net assets	$225,891,571
Shares outstanding	10,542,478
Net asset value per share	$21.43
Maximum offering price per share(a)	$22.74
Class B
Net assets	$813,432
Shares outstanding	40,989
Net asset value per share	$19.85
Class C
Net assets	$69,409,545
Shares outstanding	3,499,529
Net asset value per share	$19.83
Class I
Net assets	$126,916,294
Shares outstanding	5,738,757
Net asset value per share	$22.12
Class K
Net assets	$18,779
Shares outstanding	852
Net asset value per share	$22.04
Class R
Net assets	$23,911,196
Shares outstanding	1,131,577
Net asset value per share	$21.13
Class R4
Net assets	$30,835,695
Shares outstanding	1,377,706
Net asset value per share	$22.38
Class R5
Net assets	$23,154,550
Shares outstanding	1,045,780
Net asset value per share	$22.14
Class W
Net assets	$26,308,121
Shares outstanding	1,234,490
Net asset value per share	$21.31

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA SELECT LARGE-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class Y
Net assets	$734,693
Shares outstanding	32,751
Net asset value per share	$22.43
Class Z
Net assets	$244,994,289
Shares outstanding	11,070,074
Net asset value per share	$22.13

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA SELECT LARGE-CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$21,249,656
Dividends — affiliated issuers	21,813
Total income	21,271,469
Expenses:
Investment management fees	6,501,818
Distribution and/or service fees
Class A	661,093
Class B	11,376
Class C	779,627
Class R	109,629
Class W	77,740
Transfer agent fees
Class A	449,130
Class B	1,935
Class C	132,431
Class K	9
Class R	37,192
Class R4	43,967
Class R5	11,276
Class W	52,867
Class Z	502,158
Plan administration fees
Class K	45
Compensation of board members	21,005
Custodian fees	10,027
Printing and postage fees	102,187
Registration fees	139,567
Audit fees	25,573
Legal fees	13,863
Line of credit interest expense	939
Other	36,446
Total expenses	9,721,900
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(156,775)
Expense reductions	(1,060)
Total net expenses	9,564,065
Net investment income	11,707,404
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	39,681,645
Net realized gain	39,681,645
Net change in unrealized appreciation (depreciation) on:
Investments	(97,585,038)
Net change in unrealized depreciation	(97,585,038)
Net realized and unrealized loss	(57,903,393)
Net decrease in net assets from operations	$(46,195,989)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA SELECT LARGE-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015(a)
Operations
Net investment income	$11,707,404	$10,944,227
Net realized gain	39,681,645	8,841,962
Net change in unrealized appreciation (depreciation)	(97,585,038)	47,689,141
Net increase (decrease) in net assets resulting from operations	(46,195,989)	67,475,330
Distributions to shareholders
Net investment income
Class A	(3,675,703)	(2,838,769)
Class B	(7,544)	(1,840)
Class C	(529,501)	(84,055)
Class I	(2,329,298)	(1,628,691)
Class K	(269)	(169)
Class R	(258,421)	(126,634)
Class R4	(390,019)	(118,155)
Class R5	(408,110)	(38,410)
Class W	(390,546)	(338,648)
Class Y	(310)	(30)
Class Z	(4,943,094)	(3,544,802)
Net realized gains
Class A	(7,389,742)	(5,649,887)
Class B	(33,910)	(35,240)
Class C	(2,380,229)	(1,610,254)
Class I	(3,616,709)	(2,193,214)
Class K	(506)	(299)
Class R	(636,876)	(359,366)
Class R4	(662,113)	(181,070)
Class R5	(654,490)	(53,530)
Class W	(785,164)	(673,997)
Class Y	(470)	(40)
Class Z	(8,391,619)	(5,432,325)
Total distributions to shareholders	(37,484,643)	(24,909,425)
Increase (decrease) in net assets from capital stock activity	(171,986,601)	97,882,678
Total increase (decrease) in net assets	(255,667,233)	140,448,583
Net assets at beginning of year	1,028,655,398	888,206,815
Net assets at end of year	$772,988,165	$1,028,655,398
Undistributed net investment income	$3,900,633	$5,126,044

(a) Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA SELECT LARGE-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,937,587	40,857,940	5,927,887	134,871,137
Distributions reinvested	444,319	9,010,782	315,025	7,151,073
Redemptions	(5,958,479)	(125,457,410)	(12,306,109)	(281,538,218)
Net decrease	(3,576,573)	(75,588,688)	(6,063,197)	(139,516,008)
Class B shares
Subscriptions	2,629	52,850	4,379	91,928
Distributions reinvested	1,558	29,361	1,225	25,905
Redemptions(b)	(34,399)	(681,164)	(50,447)	(1,064,415)
Net decrease	(30,212)	(598,953)	(44,843)	(946,582)
Class C shares
Subscriptions	443,511	8,643,214	1,296,649	27,361,205
Distributions reinvested	105,470	1,987,060	51,795	1,094,425
Redemptions	(1,347,004)	(25,910,580)	(901,999)	(19,117,822)
Net increase (decrease)	(798,023)	(15,280,306)	446,445	9,337,808
Class I shares
Subscriptions	53,582	1,151,332	14,054	326,925
Distributions reinvested	284,492	5,945,875	163,605	3,821,821
Redemptions	(497,043)	(10,734,746)	(702,734)	(16,542,455)
Net decrease	(158,969)	(3,637,539)	(525,075)	(12,393,709)
Class K shares
Distributions reinvested	31	654	17	393
Net increase	31	654	17	393
Class R shares
Subscriptions	481,440	9,819,480	420,852	9,451,361
Distributions reinvested	16,199	324,472	7,524	168,699
Redemptions	(318,917)	(6,642,641)	(381,656)	(8,555,274)
Net increase	178,722	3,501,311	46,720	1,064,786
Class R4 shares
Subscriptions	400,587	8,813,110	1,137,867	26,830,142
Distributions reinvested	34,860	737,648	4,452	105,286
Redemptions	(315,472)	(7,140,265)	(241,162)	(5,701,154)
Net increase	119,975	2,410,493	901,157	21,234,274
Class R5 shares
Subscriptions	399,306	8,750,173	951,228	22,428,771
Distributions reinvested	50,626	1,059,594	3,847	90,023
Redemptions	(396,089)	(8,684,084)	(60,643)	(1,423,709)
Net increase	53,843	1,125,683	894,432	21,095,085

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA SELECT LARGE-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	174,991	3,711,960	278,483	6,311,280
Distributions reinvested	58,284	1,175,597	44,824	1,012,577
Redemptions	(796,084)	(16,677,311)	(359,976)	(8,170,397)
Net decrease	(562,809)	(11,789,754)	(36,669)	(846,540)
Class Y shares
Subscriptions	35,296	738,369	107	2,500
Distributions reinvested	32	672	—	—
Redemptions	(2,684)	(55,161)	—	—
Net increase	32,644	683,880	107	2,500
Class Z shares
Subscriptions	2,459,430	53,517,584	12,205,090	288,223,455
Distributions reinvested	545,369	11,414,567	320,305	7,491,922
Redemptions	(6,528,298)	(137,745,533)	(4,111,501)	(96,864,706)
Net increase (decrease)	(3,523,499)	(72,813,382)	8,413,894	198,850,671
Total net increase (decrease)	(8,264,870)	(171,986,601)	4,032,988	97,882,678

(a) Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,										Year Ended December 31,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$23.18		$22.18		$19.05		$14.31		$14.12		$14.70
Income from investment operations:
Net investment income	0.27		0.23		0.19		0.19		0.06		0.12
Net realized and unrealized gain (loss)	(1.10)		1.33		3.61		5.31		0.13		(0.28)
Total from investment operations	(0.83)		1.56		3.80		5.50		0.19		(0.16)
Less distributions to shareholders:
Net investment income	(0.30)		(0.19)		(0.26)		(0.21)		—		(0.09)
Net realized gains	(0.62)		(0.37)		(0.41)		(0.55)		—		(0.33)
Total distributions to shareholders	(0.92)		(0.56)		(0.67)		(0.76)		—		(0.42)
Net asset value, end of period	$21.43		$23.18		$22.18		$19.05		$14.31		$14.12
Total return	(3.34%)		7.08%		20.20%		39.43%		1.35%		(1.01%)
Ratios to average net assets(b)
Total gross expenses	1.21	%(c)	1.20%		1.25	%(c)	1.34%		1.35	%(d)	1.28%
Total net expenses(e)	1.19	%(c)(f)	1.18	%(f)	1.18	%(c)(f)	1.24	%(f)	1.25	%(d)	1.26	%(f)
Net investment income	1.25%		1.02%		0.92%		1.17%		0.89	%(d)	0.81%
Supplemental data
Net assets, end of period (in thousands)	$225,892		$327,326		$447,665		$300,415		$232,859		$243,514
Portfolio turnover	13%		4%		8%		18%		5%		14%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended December 31,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$21.52		$20.62		$17.76		$13.36		$13.23		$13.81
Income from investment operations:
Net investment income	0.10		0.05		0.03		0.06		0.01		0.00	(b)
Net realized and unrealized gain (loss)	(1.02)		1.24		3.35		4.96		0.12		(0.25)
Total from investment operations	(0.92)		1.29		3.38		5.02		0.13		(0.25)
Less distributions to shareholders:
Net investment income	(0.13)		(0.02)		(0.11)		(0.07)		—		—
Net realized gains	(0.62)		(0.37)		(0.41)		(0.55)		—		(0.33)
Total distributions to shareholders	(0.75)		(0.39)		(0.52)		(0.62)		—		(0.33)
Net asset value, end of period	$19.85		$21.52		$20.62		$17.76		$13.36		$13.23
Total return	(4.07%)		6.30%		19.27%		38.42%		0.98%		(1.72%)
Ratios to average net assets(c)
Total gross expenses	1.96	%(d)	1.96%		2.00	%(d)	2.09%		2.10	%(e)	2.03%
Total net expenses(f)	1.94	%(d)(g)	1.93	%(g)	1.93	%(d)(g)	1.99	%(g)	2.00	%(e)	2.01	%(g)
Net investment income	0.49%		0.25%		0.17%		0.42%		0.13	%(e)	0.02%
Supplemental data
Net assets, end of period (in thousands)	$813		$1,532		$2,393		$2,472		$2,635		$3,083
Portfolio turnover	13%		4%		8%		18%		5%		14%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended December 31,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$21.51		$20.61		$17.75		$13.37		$13.24		$13.83
Income from investment operations:
Net investment income	0.10		0.06		0.03		0.06		0.01		0.01
Net realized and unrealized gain (loss)	(1.03)		1.23		3.35		4.97		0.12		(0.27)
Total from investment operations	(0.93)		1.29		3.38		5.03		0.13		(0.26)
Less distributions to shareholders:
Net investment income	(0.13)		(0.02)		(0.11)		(0.10)		—		—
Net realized gains	(0.62)		(0.37)		(0.41)		(0.55)		—		(0.33)
Total distributions to shareholders	(0.75)		(0.39)		(0.52)		(0.65)		—		(0.33)
Net asset value, end of period	$19.83		$21.51		$20.61		$17.75		$13.37		$13.24
Total return	(4.12%)		6.30%		19.28%		38.51%		0.98%		(1.80%)
Ratios to average net assets(b)
Total gross expenses	1.96	%(c)	1.95%		2.00	%(c)	2.09%		2.10	%(d)	2.03%
Total net expenses(e)	1.94	%(c)(f)	1.93	%(f)	1.93	%(c)(f)	1.99	%(f)	2.00	%(d)	2.01	%(f)
Net investment income	0.51%		0.30%		0.17%		0.42%		0.15	%(d)	0.06%
Supplemental data
Net assets, end of period (in thousands)	$69,410		$92,432		$79,365		$53,515		$43,840		$44,484
Portfolio turnover	13%		4%		8%		18%		5%		14%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA SELECT LARGE-CAP VALUE FUND
FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class I	2016		2015	2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$23.90		$22.84	$19.60		$14.69	$14.48		$15.07
Income from investment operations:
Net investment income	0.37		0.34	0.28		0.27	0.09		0.19
Net realized and unrealized gain (loss)	(1.14)		1.37	3.71		5.47	0.12		(0.29)
Total from investment operations	(0.77)		1.71	3.99		5.74	0.21		(0.10)
Less distributions to shareholders:
Net investment income	(0.39)		(0.28)	(0.34)		(0.28)	—		(0.16)
Net realized gains	(0.62)		(0.37)	(0.41)		(0.55)	—		(0.33)
Total distributions to shareholders	(1.01)		(0.65)	(0.75)		(0.83)	—		(0.49)
Net asset value, end of period	$22.12		$23.90	$22.84		$19.60	$14.69		$14.48
Total return	(2.96%)		7.55%	20.62%		40.13%	1.45%		(0.59%)
Ratios to average net assets(b)
Total gross expenses	0.79	%(c)	0.78%	0.80	%(c)	0.83%	0.86	%(d)	0.84%
Total net expenses(e)	0.79	%(c)	0.78%	0.78	%(c)	0.83%	0.85	%(d)	0.84%
Net investment income	1.68%		1.44%	1.32%		1.58%	1.29	%(d)	1.29%
Supplemental data
Net assets, end of period (in thousands)	$126,916		$140,960	$146,724		$135,066	$91,542		$107,682
Portfolio turnover	13%		4%	8%		18%	5%		14%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class K	2016		2015	2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$23.82		$22.78	$19.55		$14.66	$14.47		$15.06
Income from investment operations:
Net investment income	0.30		0.27	0.21		0.22	0.07		0.14
Net realized and unrealized gain (loss)	(1.13)		1.35	3.71		5.45	0.12		(0.29)
Total from investment operations	(0.83)		1.62	3.92		5.67	0.19		(0.15)
Less distributions to shareholders:
Net investment income	(0.33)		(0.21)	(0.28)		(0.23)	—		(0.11)
Net realized gains	(0.62)		(0.37)	(0.41)		(0.55)	—		(0.33)
Total distributions to shareholders	(0.95)		(0.58)	(0.69)		(0.78)	—		(0.44)
Net asset value, end of period	$22.04		$23.82	$22.78		$19.55	$14.66		$14.47
Total return	(3.28%)		7.17%	20.31%		39.69%	1.31%		(0.90%)
Ratios to average net assets(b)
Total gross expenses	1.09	%(c)	1.08%	1.09	%(c)	1.13%	1.14	%(d)	1.14%
Total net expenses(e)	1.09	%(c)	1.08%	1.07	%(c)	1.13%	1.13	%(d)	1.14%
Net investment income	1.38%		1.14%	1.02%		1.28%	1.02	%(d)	0.94%
Supplemental data
Net assets, end of period (in thousands)	$19		$20	$18		$31	$22		$22
Portfolio turnover	13%		4%	8%		18%	5%		14%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended December 31,
Class R	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$22.87		$21.89		$18.81		$14.15		$13.98		$14.55
Income from investment operations:
Net investment income	0.22		0.18		0.14		0.15		0.04		0.08
Net realized and unrealized gain (loss)	(1.09)		1.30		3.56		5.24		0.13		(0.27)
Total from investment operations	(0.87)		1.48		3.70		5.39		0.17		(0.19)
Less distributions to shareholders:
Net investment income	(0.25)		(0.13)		(0.21)		(0.18)		—		(0.05)
Net realized gains	(0.62)		(0.37)		(0.41)		(0.55)		—		(0.33)
Total distributions to shareholders	(0.87)		(0.50)		(0.62)		(0.73)		—		(0.38)
Net asset value, end of period	$21.13		$22.87		$21.89		$18.81		$14.15		$13.98
Total return	(3.61%)		6.82%		19.91%		39.09%		1.22%		(1.23%)
Ratios to average net assets(b)
Total gross expenses	1.46	%(c)	1.45%		1.50	%(c)	1.59%		1.60	%(d)	1.53%
Total net expenses(e)	1.44	%(c)(f)	1.43	%(f)	1.43	%(c)(f)	1.49	%(f)	1.50	%(d)	1.51	%(f)
Net investment income	1.05%		0.80%		0.67%		0.95%		0.67	%(d)	0.55%
Supplemental data
Net assets, end of period (in thousands)	$23,911		$21,793		$19,835		$15,443		$10,773		$9,720
Portfolio turnover	13%		4%		8%		18%		5%		14%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$24.17		$23.10		$19.81		$16.22
Income from investment operations:
Net investment income	0.34		0.35		0.25		0.17
Net realized and unrealized gain (loss)	(1.15)		1.33		3.76		4.24
Total from investment operations	(0.81)		1.68		4.01		4.41
Less distributions to shareholders:
Net investment income	(0.36)		(0.24)		(0.31)		(0.27)
Net realized gains	(0.62)		(0.37)		(0.41)		(0.55)
Total distributions to shareholders	(0.98)		(0.61)		(0.72)		(0.82)
Net asset value, end of period	$22.38		$24.17		$23.10		$19.81
Total return	(3.11%)		7.35%		20.51%		28.18%
Ratios to average net assets(b)
Total gross expenses	0.96	%(c)	0.94%		1.00	%(c)	1.06	%(d)
Total net expenses(e)	0.94	%(c)(f)	0.93	%(f)	0.93	%(c)(f)	0.95	%(d)
Net investment income	1.53%		1.46%		1.15%		1.62	%(d)
Supplemental data
Net assets, end of period (in thousands)	$30,836		$30,403		$8,237		$1,469
Portfolio turnover	13%		4%		8%		18%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended December 31,
Class R5	2016		2015	2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$23.92		$22.87	$19.62		$14.71	$14.50		$15.09
Income from investment operations:
Net investment income	0.36		0.37	0.25		0.28	0.09		0.18
Net realized and unrealized gain (loss)	(1.14)		1.32	3.74		5.44	0.12		(0.28)
Total from investment operations	(0.78)		1.69	3.99		5.72	0.21		(0.10)
Less distributions to shareholders:
Net investment income	(0.38)		(0.27)	(0.33)		(0.26)	—		(0.16)
Net realized gains	(0.62)		(0.37)	(0.41)		(0.55)	—		(0.33)
Total distributions to shareholders	(1.00)		(0.64)	(0.74)		(0.81)	—		(0.49)
Net asset value, end of period	$22.14		$23.92	$22.87		$19.62	$14.71		$14.50
Total return	(3.01%)		7.45%	20.61%		39.96%	1.45%		(0.62%)
Ratios to average net assets(b)
Total gross expenses	0.84	%(c)	0.83%	0.85	%(c)	0.87%	0.89	%(d)	0.87%
Total net expenses(e)	0.84	%(c)	0.83%	0.81	%(c)	0.87%	0.88	%(d)	0.87%
Net investment income	1.64%		1.58%	1.20%		1.64%	1.31	%(d)	1.21%
Supplemental data
Net assets, end of period (in thousands)	$23,155		$23,731	$2,230		$4,014	$1,065		$1,731
Portfolio turnover	13%		4%	8%		18%	5%		14%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended December 31,
Class W	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$23.07		$22.07		$18.96		$14.24		$14.06		$14.66
Income from investment operations:
Net investment income	0.26		0.24		0.19		0.19		0.06		0.14
Net realized and unrealized gain (loss)	(1.10)		1.32		3.59		5.28		0.12		(0.29)
Total from investment operations	(0.84)		1.56		3.78		5.47		0.18		(0.15)
Less distributions to shareholders:
Net investment income	(0.30)		(0.19)		(0.26)		(0.20)		—		(0.12)
Net realized gains	(0.62)		(0.37)		(0.41)		(0.55)		—		(0.33)
Total distributions to shareholders	(0.92)		(0.56)		(0.67)		(0.75)		—		(0.45)
Net asset value, end of period	$21.31		$23.07		$22.07		$18.96		$14.24		$14.06
Total return	(3.40%)		7.12%		20.18%		39.38%		1.28%		(0.95%)
Ratios to average net assets(b)
Total gross expenses	1.21	%(c)	1.20%		1.26	%(c)	1.35%		1.35	%(d)	1.27%
Total net expenses(e)	1.19	%(c)(f)	1.18	%(f)	1.18	%(c)(f)	1.25	%(f)	1.25	%(d)	1.25	%(f)
Net investment income	1.22%		1.04%		0.92%		1.19%		0.89	%(d)	0.97%
Supplemental data
Net assets, end of period (in thousands)	$26,308		$41,455		$40,475		$144		$30,250		$29,913
Portfolio turnover	13%		4%		8%		18%		5%		14%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2016		2015(a)
Per share data
Net asset value, beginning of period	$24.23		$23.47
Income from investment operations:
Net investment income	0.41		0.26
Net realized and unrealized gain (loss)	(1.19)		1.15
Total from investment operations	(0.78)		1.41
Less distributions to shareholders:
Net investment income	(0.40)		(0.28)
Net realized gains	(0.62)		(0.37)
Total distributions to shareholders	(1.02)		(0.65)
Net asset value, end of period	$22.43		$24.23
Total return	(2.96%)		6.09%
Ratios to average net assets(b)
Total gross expenses	0.80	%(c)	0.72	%(d)
Total net expenses(e)	0.80	%(c)	0.72	%(d)
Net investment income	1.93%		1.64	%(d)
Supplemental data
Net assets, end of period (in thousands)	$735		$3
Portfolio turnover	13%		4%

Notes to Financial Highlights

(a)  Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA SELECT LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended December 31,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$23.91		$22.86		$19.61		$14.68		$14.48		$15.07
Income from investment operations:
Net investment income	0.33		0.31		0.25		0.22		0.07		0.19
Net realized and unrealized gain (loss)	(1.13)		1.35		3.71		5.48		0.13		(0.30)
Total from investment operations	(0.80)		1.66		3.96		5.70		0.20		(0.11)
Less distributions to shareholders:
Net investment income	(0.36)		(0.24)		(0.30)		(0.22)		—		(0.15)
Net realized gains	(0.62)		(0.37)		(0.41)		(0.55)		—		(0.33)
Total distributions to shareholders	(0.98)		(0.61)		(0.71)		(0.77)		—		(0.48)
Net asset value, end of period	$22.13		$23.91		$22.86		$19.61		$14.68		$14.48
Total return	(3.11%)		7.34%		20.50%		39.84%		1.38%		(0.68%)
Ratios to average net assets(b)
Total gross expenses	0.96	%(c)	0.95%		1.00	%(c)	1.09%		1.10	%(d)	1.02%
Total net expenses(e)	0.94	%(c)(f)	0.93	%(f)	0.93	%(c)(f)	0.99	%(f)	1.00	%(d)	1.01	%(f)
Net investment income	1.50%		1.33%		1.17%		1.33%		1.12	%(d)	1.32%
Supplemental data
Net assets, end of period (in thousands)	$244,994		$348,999		$141,264		$51,667		$55,909		$63,277
Portfolio turnover	13%		4%		8%		18%		5%		14%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities

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28

COLUMBIA SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are

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29

COLUMBIA SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.77% to 0.57% as the Fund's net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 0.75% of the Fund's average daily net assets.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $2,246,081, and the administrative services fee paid to the Investment Manager was $188,674.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2016, other expenses paid by the Fund to this company were $2,034.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares

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COLUMBIA SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class K	0.05
Class R	0.17
Class R4	0.17
Class R5	0.05
Class W	0.17
Class Z	0.17

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At May 31, 2016, the Fund's total potential future obligation over the life of the Guaranty is $69,235. The liability remaining at May 31, 2016 for non-recurring charges associated with the lease amounted to $40,518 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $1,060.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $22,000 and $2,951,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $100,138 for Class A, $1,520 for Class B and $5,503 for Class C shares for the year ended May 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

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COLUMBIA SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap October 1, 2015 Through September 30, 2016	Voluntary Expense Cap Prior to October 1, 2015
Class A	1.19%	1.18%
Class B	1.94	1.93
Class C	1.94	1.93
Class I	0.81	0.79
Class K	1.11	1.09
Class R	1.44	1.43
Class R4	0.94	0.93
Class R5	0.86	0.84
Class W	1.19	1.18
Class Y	0.81	0.79
Class Z	0.94	0.93

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2016	2015
Ordinary income	$14,244,239	$12,714,828
Long-term capital gains	23,240,404	12,194,597
Total	$37,484,643	$24,909,425

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,899,964
Undistributed long-term capital gains	18,460,281
Net unrealized appreciation	244,690,454

At May 31, 2016, the cost of investments for federal income tax purposes was $527,860,342 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$268,242,584
Unrealized depreciation	(23,552,130)
Net unrealized appreciation	$244,690,454

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $116,160,586 and $309,829,476, respectively, for the year ended May 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

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COLUMBIA SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

For the year ended May 31, 2016, the average daily loan balance outstanding on days when borrowing existed was $9,400,000 at a weighted average interest rate of 1.20%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at May 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, two unaffiliated shareholders of record owned 36.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 27.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange

Annual Report 2016
33

COLUMBIA SELECT LARGE-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
34

COLUMBIA SELECT LARGE-CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Select Large-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large-Cap Value Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 25, 2016

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COLUMBIA SELECT LARGE-CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$37,599,238

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

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COLUMBIA SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
38

COLUMBIA SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

Annual Report 2016
39

COLUMBIA SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
40

COLUMBIA SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

176

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
41

COLUMBIA SELECT LARGE-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
42

COLUMBIA SELECT LARGE-CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
43

Columbia Select Large-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN216_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA DIVIDEND OPPORTUNITY FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA DIVIDEND OPPORTUNITY FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	39
Federal Income Tax Information	40
Trustees and Officers	41
Important Information About This Report	47

Annual Report 2016

COLUMBIA DIVIDEND OPPORTUNITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Dividend Opportunity Fund (the Fund) Class A shares returned 2.08% for the 12-month period that ended May 31, 2016.

■  During the same time period, the Fund underperformed the MSCI USA High Dividend Yield Index (Net) (MSCI Index), which returned 6.46%, and outperformed the Russell 1000 Value Index, which returned -0.06%.

■  While the Fund's absolute gains were solid, stock selection detracted from results relative to the MSCI index. Sector allocation contributed positively, albeit modestly, to relative results.

Average Annual Total Returns (%) (for period ended May 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	08/01/88
Excluding sales charges		2.08	9.31	7.48
Including sales charges		-3.75	8.03	6.84
Class B	03/20/95
Excluding sales charges		1.32	8.51	6.67
Including sales charges		-3.50	8.22	6.67
Class C	06/26/00
Excluding sales charges		1.33	8.52	6.67
Including sales charges		0.37	8.52	6.67
Class I	03/04/04	2.49	9.80	7.92
Class K	03/20/95	2.17	9.48	7.67
Class R*	08/01/08	1.83	9.07	7.20
Class R4*	11/08/12	2.31	9.51	7.58
Class R5*	08/01/08	2.44	9.75	7.80
Class W*	12/01/06	2.08	9.32	7.46
Class Y*	11/08/12	2.56	9.63	7.63
Class Z*	09/27/10	2.34	9.61	7.63
MSCI USA High Dividend Yield Index (Net)		6.46	11.56	7.69
Russell 1000 Value Index		-0.06	10.70	6.11

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA DIVIDEND OPPORTUNITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2006 – May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended May 31, 2016, the Fund's Class A shares returned 2.08% excluding sales charges. During the same time period, the Fund underperformed the MSCI USA High Dividend Yield Index (Net) (MSCI Index), which returned 6.46%, and outperformed the Russell 1000 Value Index, which returned -0.06%. While the Fund's absolute gains were solid, stock selection detracted from results relative to the MSCI index. Sector allocation contributed positively, albeit modestly, to relative results.

Investors Favored Traditionally Defensive U.S. Equity Sectors

U.S. equity sectors posted widely divergent performance during the period ended May 31, 2016 amid persistent volatility. Within the MSCI index, traditionally defensive sectors, including telecommunication services, utilities and consumer staples, performed best, generating strong double-digit gains. Those sectors widely considered more cyclical, such as materials and energy, posted negative absolute returns. Investor risk aversion was exacerbated by modest U.S. economic growth, geopolitical tensions and sharply falling oil prices through most of the period. West Texas Intermediate crude oil prices plunged from just below $60 per barrel in May 2015 to approximately $26 per barrel in mid-February 2016, the lowest level since 2003, before climbing to around the $50 per barrel mark by the end of May 2016.

Relative Results Attributable Primarily to Energy Sector Positioning

Most of the Fund's underperformance relative to the MSCI index can be attributed to its energy sector positioning. The Fund was overweight in energy, which hurt modestly as the sector posted negative returns during the period. However, we built this position based on our contrarian view that the sell-off in energy was overdone and based on a high degree of market skepticism. While our entry into the sector proved to be a bit early, we believe the substantial oil price recovery since mid-February 2016 justified our positioning and indeed proved particularly effective from mid-February through May 2016. Stock selection within the sector was the primary detractor from the Fund's relative results, especially positions in integrated oil companies Conoco Phillips and BP and in midstream energy company Kinder Morgan. Each was significantly impacted by the decline in oil prices during the period. Shares of Conoco Phillips and Kinder Morgan were also hurt by cuts in their respective dividends. Shares of Conoco Phillips were sold prior to the dividend cut, and shares of Kinder Morgan were sold by period-end. We maintained a position in BP.

Stock selection in financials and telecommunication services further detracted from the Fund's relative results. In the former, positions in Blackstone Group and KKR disappointed, as market concerns about these asset managers' energy-related investments pressured their share prices. In the latter, the Fund's overweight position in AT&T, the only telecommunications name in the MSCI index, contributed positively. However, the Fund's out-of-benchmark sector positions lagged AT&T's performance. For example, CenturyLink's shares declined during the first

Portfolio Management

Steve Schroll

Paul Stocking

Dean Ramos, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2016
5

COLUMBIA DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at May 31, 2016)
AT&T, Inc.	5.7
Philip Morris International, Inc.	5.7
Altria Group, Inc.	5.5
Chevron Corp.	4.4
Pfizer, Inc.	4.2
Microsoft Corp.	3.8
Exxon Mobil Corp.	3.6
Lockheed Martin Corp.	3.1
Cisco Systems, Inc.	3.0
Johnson & Johnson	2.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2016)
Common Stocks	92.4
Equity-Linked Notes	6.5
Money Market Funds	1.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

half of the period on heightened concerns about top-line pressures in its voice and low speed data businesses, which, in turn, drove down earnings expectations. Several non-U.S. telecommunications companies in which the Fund held positions, such as Vodafone Group, SwissCom and Telia, also lagged AT&T during the period.

A position in hard-disk drive maker Seagate Technology also detracted from the Fund's relative results. The company struggled amid both weakness in its primary addressable market, i.e. the personal computer industry, and anticipation of alternative technologies for data storage driving concerns about competition.

Consumer and Industrials Selection Supported Fund Results

Effective stock selection in the consumer staples, industrials and consumer discretionary sectors supported the Fund's results most. In consumer staples, an emphasis on the tobacco industry proved particularly beneficial, as a less-than-anticipated decline in sales volume and a better-than-anticipated increase in pricing boosted the returns of Fund holdings Altria, Philip Morris International and British American Tobacco. As gasoline prices declined, consumers spent more on tobacco products, which along with a relatively stable business model and high dividends, made tobacco the best performing industry in the consumer staples sector during the period. Having an underweight relative to the MSCI index in the weaker food and household products industries also contributed positively.

In industrials, the primary positive contributors were positions in General Electric and in the aerospace and defense industry. General Electric performed well based on positive investor response to the company's strategic restructuring, whereby it moved back toward its core strengths and away from its financial businesses. The aerospace and defense industry was widely viewed as less cyclical than the industrials sector as a whole given its long-term government contracts and more stable revenue streams. An overweight position in Lockheed Martin was a strong performer for the Fund.

In consumer discretionary, toy company Mattel was one of the primary positive contributors to the Fund's results. Mattel successfully worked down its excess inventory position, and its sales and profits exceeded market expectation in the key fourth quarter of 2015 selling period, primarily on strong sales in its Barbie Doll segment.

We actively used equity-linked notes as a way to get exposure to stocks — especially in the financials sector — with lower-than-average yields but that provided attractive income opportunities through the structuring of these notes. Such a strategy effectively added value during the period. An equity-linked note is a debt instrument that varies from a standard fixed-income security in that the coupon is built on the return of a single stock, a basket of stocks or an equity index, otherwise known as the underlying equity.

Annual Report 2016
6

COLUMBIA DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Positioning

The Fund's positions in utilities, energy and materials were increased during the period and its allocations to health care, consumer staples and consumer discretionary were decreased. Changes in sector weightings during the period were the result of both active trading decisions, based largely on relative valuation analysis, and individual stock appreciation and depreciation. We expect the Fund's focus on dividend yield and dividend growth — and its investments across a broadly diversified spectrum of sectors — to ultimately reward investors maintaining a long-term perspective.

Equity Sector Breakdown (%) (at May 31, 2016)
Consumer Discretionary	4.6
Consumer Staples	17.3
Energy	17.4
Financials	4.3
Health Care	13.5
Industrials	3.9
Information Technology	14.0
Materials	4.2
Telecommunication Services	10.3
Utilities	10.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Dividend payments are not guaranteed and the amount, if any, can vary over time. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
7

COLUMBIA DIVIDEND OPPORTUNITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,052.30	1,019.95	5.18	5.10	1.01
Class B	1,000.00	1,000.00	1,048.90	1,016.20	9.02	8.87	1.76
Class C	1,000.00	1,000.00	1,049.30	1,016.20	9.02	8.87	1.76
Class I	1,000.00	1,000.00	1,055.30	1,021.90	3.19	3.13	0.62
Class K	1,000.00	1,000.00	1,053.70	1,020.40	4.72	4.65	0.92
Class R	1,000.00	1,000.00	1,052.20	1,018.70	6.46	6.36	1.26
Class R4	1,000.00	1,000.00	1,053.90	1,021.20	3.90	3.84	0.76
Class R5	1,000.00	1,000.00	1,055.00	1,021.65	3.44	3.39	0.67
Class W	1,000.00	1,000.00	1,053.40	1,019.95	5.18	5.10	1.01
Class Y	1,000.00	1,000.00	1,055.70	1,021.90	3.19	3.13	0.62
Class Z	1,000.00	1,000.00	1,054.60	1,021.20	3.90	3.84	0.76

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
8

COLUMBIA DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 91.8%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 4.2%
Automobiles 0.3%
Ford Motor Co.	823,717	11,111,942
Hotels, Restaurants & Leisure 0.8%
McDonald's Corp.	301,655	36,820,009
Leisure Products 1.2%
Mattel, Inc.	1,585,041	50,531,107
Media 1.1%
Pearson PLC	1,207,683	14,666,600
Viacom, Inc., Class B	299,336	13,281,538
Vivendi SA	976,624	19,374,809
Total		47,322,947
Multiline Retail 0.3%
Macy's, Inc.	412,112	13,686,240
Specialty Retail 0.3%
Staples, Inc.	1,681,637	14,798,406
Textiles, Apparel & Luxury Goods 0.2%
Hugo Boss AG	170,275	10,463,684
Total Consumer Discretionary		184,734,335
CONSUMER STAPLES 15.9%
Food & Staples Retailing 0.5%
Wesfarmers Ltd.	751,040	22,022,404
Food Products 0.7%
Archer-Daniels-Midland Co.	331,245	14,167,349
Kraft Heinz Co. (The)	163,261	13,581,682
Total		27,749,031
Household Products 1.7%
Procter & Gamble Co. (The)	933,025	75,612,346
Tobacco 13.0%
Altria Group, Inc.	3,687,322	234,661,172
British American Tobacco PLC	1,184,394	72,013,192
Philip Morris International, Inc.	2,465,570	243,302,448
Reynolds American, Inc.	363,515	18,066,695
Total		568,043,507
Total Consumer Staples		693,427,288
ENERGY 16.0%
Oil, Gas & Consumable Fuels 16.0%
BP PLC, ADR	2,545,145	79,917,553

Common Stocks (continued)

Issuer	Shares	Value ($)
Chevron Corp.	1,852,980	187,150,980
Enbridge Energy Management LLC(b)	1	26
ENI SpA	1,412,620	21,580,156
Exxon Mobil Corp.	1,753,510	156,097,460
Occidental Petroleum Corp.	1,574,554	118,784,354
Royal Dutch Shell PLC, Class A	3,100,938	74,442,345
Spectra Energy Corp.	746,061	23,769,504
Suncor Energy, Inc.	480,228	13,278,304
Total SA	470,334	22,855,881
Total		697,876,563
Total Energy		697,876,563
FINANCIALS 3.9%
Banks 2.1%
Bank of Montreal	368,060	23,154,655
BNP Paribas SA	624,046	34,554,077
JPMorgan Chase & Co.	301,412	19,673,161
PacWest Bancorp	357,558	14,903,017
Total		92,284,910
Capital Markets 0.5%
Invesco Ltd.	782,452	24,568,993
Insurance 1.3%
AXA SA	897,185	22,540,556
Principal Financial Group, Inc.	744,071	33,155,803
Total		55,696,359
Total Financials		172,550,262
HEALTH CARE 12.4%
Biotechnology 1.1%
AbbVie, Inc.	778,167	48,970,049
Pharmaceuticals 11.3%
Bristol-Myers Squibb Co.	948,367	67,997,914
GlaxoSmithKline PLC	1,197,753	25,067,357
Johnson & Johnson	1,114,680	125,613,289
Merck & Co., Inc.	1,623,967	91,364,383
Pfizer, Inc.	5,226,278	181,351,847
Total		491,394,790
Total Health Care		540,364,839

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
INDUSTRIALS 3.5%
Aerospace & Defense 3.5%
BAE Systems PLC	3,343,907	23,421,457
Lockheed Martin Corp.	554,536	130,998,039
Total		154,419,496
Total Industrials		154,419,496
INFORMATION TECHNOLOGY 12.9%
Communications Equipment 3.4%
Cisco Systems, Inc.	4,459,933	129,561,054
Telefonaktiebolaget LM Ericsson, Class B	2,263,727	17,450,130
Total		147,011,184
IT Services 1.9%
International Business Machines Corp.	435,726	66,988,515
Leidos Holdings, Inc.	345,926	17,088,745
Total		84,077,260
Semiconductors & Semiconductor Equipment 3.2%
Intel Corp.	3,111,226	98,283,629
Maxim Integrated Products, Inc.	369,430	14,023,563
QUALCOMM, Inc.	461,098	25,323,502
Total		137,630,694
Software 3.7%
Microsoft Corp.	3,090,682	163,806,146
Technology Hardware, Storage & Peripherals 0.7%
Seagate Technology PLC	1,342,284	30,281,927
Total Information Technology		562,807,211
MATERIALS 3.9%
Chemicals 2.7%
BASF SE	357,453	27,613,712
Dow Chemical Co. (The)	1,569,539	80,611,523
Eastman Chemical Co.	76,911	5,642,191
PPG Industries, Inc.	51,253	5,518,923
Total		119,386,349
Containers & Packaging 0.7%
Packaging Corp. of America	164,141	11,199,340
Westrock Co.	459,977	18,219,689
Total		29,419,029

Common Stocks (continued)

Issuer	Shares	Value ($)
Metals & Mining 0.5%
Nucor Corp.	413,205	20,044,575
Total Materials		168,849,953
TELECOMMUNICATION SERVICES 9.5%
Diversified Telecommunication Services 8.4%
AT&T, Inc.	6,292,439	246,348,987
BCE, Inc.	812,555	37,410,032
CenturyLink, Inc.	2,055,024	55,732,251
Orange SA	1,646,895	28,613,210
Total		368,104,480
Wireless Telecommunication Services 1.1%
Vodafone Group PLC	4,388,695	14,673,669
Vodafone Group PLC, ADR	903,745	30,718,292
Total		45,391,961
Total Telecommunication Services		413,496,441
UTILITIES 9.6%
Electric Utilities 7.0%
American Electric Power Co., Inc.	649,786	42,060,648
Duke Energy Corp.	754,076	58,991,366
Exelon Corp.	1,189,712	40,771,430
NextEra Energy, Inc.	182,594	21,933,191
PG&E Corp.	603,000	36,228,240
PPL Corp.	1,307,508	50,391,358
Xcel Energy, Inc.	1,309,623	54,179,104
Total		304,555,337
Multi-Utilities 2.6%
Ameren Corp.	877,629	43,486,517
DTE Energy Co.	379,180	34,384,042
Sempra Energy	356,373	38,174,676
Total		116,045,235
Total Utilities		420,600,572
Total Common Stocks (Cost: $3,440,674,820)		4,009,126,960

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Equity-Linked Notes 6.5%

Issuer	Coupon Rate	Shares	Value ($)
BNP Paribas Arbitrage Issuance BV (linked to common stock of Archer-Daniels-Midland Co.)(c) 07/29/16	8.350%	217,026	9,078,198
BNP Paribas (linked to common stock of Intel Corp.)(c) 06/21/16	7.740%	902,584	28,494,577
Deutsche Bank AG(c) (linked to common stock of Micron Technology, Inc.) 08/19/16	30.000%	2,190,564	23,596,755
(linked to common stock of Anadarko Petroleum Corp.) 06/17/16	20.000%	456,930	23,705,071
(linked to common stock of CSX Corp.) 06/16/16	9.920%	949,619	24,874,320
(linked to common stock of Devon Energy Corp.) 06/17/16	29.250%	827,112	26,019,289
Goldman Sachs International (linked to common stock of Eastman Chemical Co.)(c) 06/08/16	9.000%	230,735	16,509,412
JPMorgan Chase Bank NA (linked to common stock of Bank of America Corp.)(c) 08/23/16	9.580%	1,516,361	22,260,180
Royal Bank of Canada(c) (linked to common stock of Chevron Corp.) 06/03/16	11.750%	249,995	23,759,525
(linked to common stock of PPG Industries, Inc.) 06/03/16	5.180%	153,468	16,589,891

Equity-Linked Notes (continued)

Issuer	Coupon Rate	Shares	Value ($)
Societe Generale SA (linked to common stock of Bristol-Myers Squibb Co.)(c) 06/20/16	6.900%	62,880	68,778,144
Total Equity-Linked Notes (Cost: $263,486,439)			283,665,362

Money Market Funds 1.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.434%(a)(e)	48,622,017	48,622,017
Total Money Market Funds (Cost: $48,622,017)		48,622,017
Total Investments (Cost: $3,752,783,276)		4,341,414,339
Other Assets & Liabilities, Net		27,795,455
Net Assets		4,369,209,794

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at May 31, 2016.

(b)  Non-income producing investment.

(c)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At May 31, 2016, the value of these securities amounted to $283,665,362 or 6.49% of net assets.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	139,232,782	2,646,687,658	(2,737,298,423)	48,622,017	176,702	48,622,017

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	140,229,242	44,505,093	—	184,734,335
Consumer Staples	599,391,692	94,035,596	—	693,427,288
Energy	578,998,155	118,878,408	—	697,876,563
Financials	115,455,629	57,094,633	—	172,550,262
Health Care	515,297,482	25,067,357	—	540,364,839
Industrials	130,998,039	23,421,457	—	154,419,496
Information Technology	545,357,081	17,450,130	—	562,807,211
Materials	141,236,241	27,613,712	—	168,849,953
Telecommunication Services	370,209,562	43,286,879	—	413,496,441
Utilities	420,600,572	—	—	420,600,572
Total Common Stocks	3,557,773,695	451,353,265	—	4,009,126,960
Equity-Linked Notes	—	283,665,362	—	283,665,362
Investments measured at net asset value
Money Market Funds	—	—	—	48,622,017
Total Investments	3,557,773,695	735,018,627	—	4,341,414,339

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $3,704,161,259)	$4,292,792,322
Affiliated issuers (identified cost $48,622,017)	48,622,017
Total investments (identified cost $3,752,783,276)	4,341,414,339
Cash	45,790
Receivable for:
Investments sold	20,461,182
Capital shares sold	7,057,424
Dividends	17,985,659
Interest	109,570
Foreign tax reclaims	2,446,069
Prepaid expenses	2,314
Total assets	4,389,522,347
Liabilities
Payable for:
Investments purchased	8,121,105
Capital shares purchased	10,855,363
Investment management fees	286,434
Distribution and/or service fees	125,313
Transfer agent fees	563,795
Plan administration fees	1,062
Compensation of board members	178,360
Other expenses	181,121
Total liabilities	20,312,553
Net assets applicable to outstanding capital stock	$4,369,209,794
Represented by
Paid-in capital	$3,830,754,952
Undistributed net investment income	34,325,389
Accumulated net realized loss	(84,413,145)
Unrealized appreciation (depreciation) on:
Investments	588,631,063
Foreign currency translations	(88,465)
Total — representing net assets applicable to outstanding capital stock	$4,369,209,794

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A
Net assets	$2,805,176,598
Shares outstanding	303,822,583
Net asset value per share	$9.23
Maximum offering price per share(a)	$9.79
Class B
Net assets	$10,622,272
Shares outstanding	1,162,136
Net asset value per share	$9.14
Class C
Net assets	$411,269,161
Shares outstanding	45,443,418
Net asset value per share	$9.05
Class I
Net assets	$86,500,391
Shares outstanding	9,320,342
Net asset value per share	$9.28
Class K
Net assets	$4,746,090
Shares outstanding	511,641
Net asset value per share	$9.28
Class R
Net assets	$38,577,662
Shares outstanding	4,181,682
Net asset value per share	$9.23
Class R4
Net assets	$106,063,120
Shares outstanding	11,311,815
Net asset value per share	$9.38
Class R5
Net assets	$237,565,187
Shares outstanding	25,585,717
Net asset value per share	$9.29
Class W
Net assets	$76,302
Shares outstanding	8,252
Net asset value per share	$9.25
Class Y
Net assets	$65,790,559
Shares outstanding	7,001,665
Net asset value per share	$9.40
Class Z
Net assets	$602,822,452
Shares outstanding	65,041,806
Net asset value per share	$9.27

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA DIVIDEND OPPORTUNITY FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$194,690,000
Dividends — affiliated issuers	176,702
Interest	28,012,132
Foreign taxes withheld	(4,716,737)
Total income	218,162,097
Expenses:
Investment management fees	28,605,116
Distribution and/or service fees
Class A	7,829,995
Class B	151,347
Class C	4,176,498
Class R	177,048
Class W	223
Transfer agent fees
Class A	4,522,145
Class B	21,927
Class C	602,519
Class K	2,295
Class R	51,027
Class R4	180,485
Class R5	112,896
Class W	128
Class Z	990,337
Plan administration fees
Class K	11,494
Compensation of board members	71,239
Custodian fees	91,759
Printing and postage fees	359,117
Registration fees	182,083
Audit fees	27,751
Legal fees	46,035
Line of credit interest expense	8,750
Other	183,432
Total expenses	48,405,646
Expense reductions	(40)
Total net expenses	48,405,606
Net investment income	169,756,491
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(74,546,408)
Foreign currency translations	(745,455)
Net realized loss	(75,291,863)
Net change in unrealized appreciation (depreciation) on:
Investments	(60,745,106)
Foreign currency translations	(12,784)
Net change in unrealized depreciation	(60,757,890)
Net realized and unrealized loss	(136,049,753)
Net increase in net assets resulting from operations	$33,706,738
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015
Operations
Net investment income	$169,756,491	$191,118,326
Net realized gain (loss)	(75,291,863)	330,108,755
Net change in unrealized depreciation	(60,757,890)	(173,957,262)
Net increase in net assets resulting from operations	33,706,738	347,269,819
Distributions to shareholders
Net investment income
Class A	(113,581,447)	(111,039,822)
Class B	(459,219)	(684,891)
Class C	(12,054,620)	(9,801,457)
Class I	(5,144,509)	(6,382,606)
Class K	(166,963)	(127,233)
Class R	(1,174,947)	(878,182)
Class R4	(4,912,593)	(3,025,381)
Class R5	(8,532,895)	(9,799,933)
Class W	(3,240)	(4,231)
Class Y	(2,327,437)	(1,652,015)
Class Z	(26,691,508)	(31,993,008)
Net realized gains
Class A	(63,099,606)	(487,892,132)
Class B	(301,813)	(3,935,534)
Class C	(8,673,788)	(59,122,770)
Class I	(2,635,664)	(25,909,980)
Class K	(94,657)	(534,237)
Class R	(743,037)	(4,214,256)
Class R4	(2,407,644)	(12,696,890)
Class R5	(4,345,419)	(35,680,232)
Class W	(1,798)	(14,676)
Class Y	(1,211,237)	(7,820,636)
Class Z	(13,724,645)	(133,134,816)
Total distributions to shareholders	(272,288,686)	(946,344,918)
Increase (decrease) in net assets from capital stock activity	(1,217,185,284)	235,530,304
Total decrease in net assets	(1,455,767,232)	(363,544,795)
Net assets at beginning of year	5,824,977,026	6,188,521,821
Net assets at end of year	$4,369,209,794	$5,824,977,026
Undistributed net investment income	$34,325,389	$40,431,697

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	35,381,035	316,281,842	56,268,247	573,876,315
Distributions reinvested	19,767,411	173,008,932	62,971,912	586,232,827
Redemptions	(143,038,034)	(1,286,334,788)	(103,329,427)	(1,039,171,166)
Net increase (decrease)	(87,889,588)	(797,044,014)	15,910,732	120,937,976
Class B shares
Subscriptions	30,638	271,917	111,489	1,127,641
Distributions reinvested	86,387	750,960	495,699	4,568,531
Redemptions(a)	(1,594,517)	(14,281,436)	(1,673,095)	(16,824,884)
Net decrease	(1,477,492)	(13,258,559)	(1,065,907)	(11,128,712)
Class C shares
Subscriptions	4,838,991	42,351,346	9,445,250	94,044,121
Distributions reinvested	2,193,518	18,805,247	6,769,567	61,681,876
Redemptions	(11,430,489)	(100,009,183)	(8,797,941)	(86,301,470)
Net increase (decrease)	(4,397,980)	(38,852,590)	7,416,876	69,424,527
Class I shares
Subscriptions	3,519,358	30,761,095	368,325	4,002,730
Distributions reinvested	882,787	7,780,024	3,449,054	32,292,130
Redemptions	(13,308,655)	(121,727,603)	(4,792,288)	(45,675,612)
Net decrease	(8,906,510)	(83,186,484)	(974,909)	(9,380,752)
Class K shares
Subscriptions	119,974	1,068,348	87,048	874,910
Distributions reinvested	29,569	259,691	70,724	661,469
Redemptions	(125,526)	(1,111,521)	(76,340)	(786,618)
Net increase	24,017	216,518	81,432	749,761
Class R shares
Subscriptions	1,554,021	13,914,534	1,697,508	17,176,296
Distributions reinvested	195,163	1,704,171	471,470	4,381,339
Redemptions	(1,377,117)	(12,259,278)	(1,317,236)	(13,380,753)
Net increase	372,067	3,359,427	851,742	8,176,882
Class R4 shares
Subscriptions	10,475,241	98,280,747	6,279,672	64,396,602
Distributions reinvested	686,800	6,103,769	1,665,944	15,716,266
Redemptions	(11,797,984)	(106,940,651)	(3,354,351)	(33,646,191)
Net increase (decrease)	(635,943)	(2,556,135)	4,591,265	46,466,677

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	12,392,645	112,294,308	12,158,402	123,324,319
Distributions reinvested	1,351,561	11,873,715	4,092,081	38,421,031
Redemptions	(14,735,221)	(131,295,575)	(18,611,700)	(189,157,494)
Net decrease	(991,015)	(7,127,552)	(2,361,217)	(27,412,144)
Class W shares
Subscriptions	—	—	1	5
Distributions reinvested	560	4,910	1,971	18,499
Redemptions	(4,110)	(36,628)	(9,016)	(96,343)
Net decrease	(3,550)	(31,718)	(7,044)	(77,839)
Class Y shares
Subscriptions	2,593,530	23,120,567	3,632,932	38,911,397
Distributions reinvested	398,089	3,538,674	1,005,193	9,472,651
Redemptions	(2,175,824)	(19,894,303)	(1,993,866)	(19,872,839)
Net increase	815,795	6,764,938	2,644,259	28,511,209
Class Z shares
Subscriptions	15,249,835	136,726,901	28,004,897	290,187,628
Distributions reinvested	3,859,423	33,933,358	14,954,064	139,735,550
Redemptions	(50,529,246)	(456,129,374)	(42,005,814)	(420,660,459)
Net increase (decrease)	(31,419,988)	(285,469,115)	953,147	9,262,719
Total net increase (decrease)	(134,510,187)	(1,217,185,284)	28,040,376	235,530,304

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,										Year Ended June 30,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$9.58		$10.67		$9.83		$8.14		$8.31		$6.31
Income from investment operations:
Net investment income	0.32		0.31		0.28		0.30		0.26		0.31
Net realized and unrealized gain (loss)	(0.16)		0.23		1.34		1.69		(0.22)		1.98
Total from investment operations	0.16		0.54		1.62		1.99		0.04		2.29
Less distributions to shareholders:
Net investment income	(0.32)		(0.29)		(0.28)		(0.30)		(0.21)		(0.29)
Net realized gains	(0.19)		(1.34)		(0.50)		—		—		—
Total distributions to shareholders	(0.51)		(1.63)		(0.78)		(0.30)		(0.21)		(0.29)
Net asset value, end of period	$9.23		$9.58		$10.67		$9.83		$8.14		$8.31
Total return	2.08%		5.82%		17.30%		25.05%		0.58%		36.74%
Ratios to average net assets(b)
Total gross expenses	1.01	%(c)	1.00%		1.01%		1.05%		1.08	%(d)	1.16%
Total net expenses(e)	1.01	%(c)(f)	1.00	%(f)	1.01	%(f)	1.05	%(f)	1.08	%(d)(f)	1.16%
Net investment income	3.53%		3.08%		2.75%		3.32%		3.49	%(d)	4.01%
Supplemental data
Net assets, end of period (in thousands)	$2,805,177		$3,754,040		$4,011,117		$3,705,617		$2,660,013		$1,630,280
Portfolio turnover	85%		78%		73%		62%		28%		105%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended June 30,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$9.49		$10.58		$9.76		$8.08		$8.26		$6.27
Income from investment operations:
Net investment income	0.24		0.23		0.20		0.23		0.20		0.27
Net realized and unrealized gain (loss)	(0.15)		0.23		1.32		1.69		(0.22)		1.95
Total from investment operations	0.09		0.46		1.52		1.92		(0.02)		2.22
Less distributions to shareholders:
Net investment income	(0.25)		(0.21)		(0.20)		(0.24)		(0.16)		(0.23)
Net realized gains	(0.19)		(1.34)		(0.50)		—		—		—
Total distributions to shareholders	(0.44)		(1.55)		(0.70)		(0.24)		(0.16)		(0.23)
Net asset value, end of period	$9.14		$9.49		$10.58		$9.76		$8.08		$8.26
Total return	1.32%		5.05%		16.33%		24.21%		(0.14%)		35.72%
Ratios to average net assets(b)
Total gross expenses	1.76	%(c)	1.75%		1.76%		1.80%		1.83	%(d)	1.92%
Total net expenses(e)	1.76	%(c)(f)	1.75	%(f)	1.76	%(f)	1.80	%(f)	1.83	%(d)(f)	1.91%
Net investment income	2.73%		2.29%		1.98%		2.58%		2.68	%(d)	3.50%
Supplemental data
Net assets, end of period (in thousands)	$10,622		$25,055		$39,217		$53,428		$56,776		$65,777
Portfolio turnover	85%		78%		73%		62%		28%		105%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended June 30,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$9.40		$10.50		$9.68		$8.02		$8.22		$6.25
Income from investment operations:
Net investment income	0.25		0.23		0.20		0.23		0.20		0.25
Net realized and unrealized gain (loss)	(0.16)		0.22		1.32		1.68		(0.23)		1.96
Total from investment operations	0.09		0.45		1.52		1.91		(0.03)		2.21
Less distributions to shareholders:
Net investment income	(0.25)		(0.21)		(0.20)		(0.25)		(0.17)		(0.24)
Net realized gains	(0.19)		(1.34)		(0.50)		—		—		—
Total distributions to shareholders	(0.44)		(1.55)		(0.70)		(0.25)		(0.17)		(0.24)
Net asset value, end of period	$9.05		$9.40		$10.50		$9.68		$8.02		$8.22
Total return	1.33%		5.00%		16.46%		24.25%		(0.25%)		35.71%
Ratios to average net assets(b)
Total gross expenses	1.76	%(c)	1.75%		1.76%		1.80%		1.84	%(d)	1.91%
Total net expenses(e)	1.76	%(c)(f)	1.75	%(f)	1.76	%(f)	1.80	%(f)	1.84	%(d)(f)	1.90%
Net investment income	2.79%		2.35%		2.06%		2.56%		2.76	%(d)	3.26%
Supplemental data
Net assets, end of period (in thousands)	$411,269		$468,629		$445,402		$313,275		$143,150		$52,281
Portfolio turnover	85%		78%		73%		62%		28%		105%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,							Year Ended June 30,
Class I	2016		2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$9.63		$10.72	$9.87	$8.17	$8.34		$6.32
Income from investment operations:
Net investment income	0.35		0.35	0.31	0.34	0.29		0.35
Net realized and unrealized gain (loss)	(0.15)		0.23	1.36	1.70	(0.23)		1.99
Total from investment operations	0.20		0.58	1.67	2.04	0.06		2.34
Less distributions to shareholders:
Net investment income	(0.36)		(0.33)	(0.32)	(0.34)	(0.23)		(0.32)
Net realized gains	(0.19)		(1.34)	(0.50)	—	—		—
Total distributions to shareholders	(0.55)		(1.67)	(0.82)	(0.34)	(0.23)		(0.32)
Net asset value, end of period	$9.28		$9.63	$10.72	$9.87	$8.17		$8.34
Total return	2.49%		6.23%	17.83%	25.59%	0.90%		37.51%
Ratios to average net assets(b)
Total gross expenses	0.61	%(c)	0.60%	0.60%	0.62%	0.66	%(d)	0.75%
Total net expenses(e)	0.61	%(c)	0.60%	0.60%	0.62%	0.66	%(d)	0.75%
Net investment income	3.89%		3.46%	3.08%	3.76%	3.90	%(d)	4.58%
Supplemental data
Net assets, end of period (in thousands)	$86,500		$175,535	$205,817	$311,786	$306,301		$232,481
Portfolio turnover	85%		78%	73%	62%	28%		105%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,							Year Ended June 30,
Class K	2016		2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$9.63		$10.71	$9.87	$8.17	$8.34		$6.33
Income from investment operations:
Net investment income	0.33		0.33	0.29	0.31	0.27		0.32
Net realized and unrealized gain (loss)	(0.16)		0.23	1.34	1.71	(0.23)		1.99
Total from investment operations	0.17		0.56	1.63	2.02	0.04		2.31
Less distributions to shareholders:
Net investment income	(0.33)		(0.30)	(0.29)	(0.32)	(0.21)		(0.30)
Net realized gains	(0.19)		(1.34)	(0.50)	—	—		—
Total distributions to shareholders	(0.52)		(1.64)	(0.79)	(0.32)	(0.21)		(0.30)
Net asset value, end of period	$9.28		$9.63	$10.71	$9.87	$8.17		$8.34
Total return	2.17%		6.01%	17.37%	25.25%	0.68%		36.95%
Ratios to average net assets(b)
Total gross expenses	0.92	%(c)	0.90%	0.91%	0.90%	0.94	%(d)	1.01%
Total net expenses(e)	0.92	%(c)	0.90%	0.91%	0.90%	0.94	%(d)	1.01%
Net investment income	3.66%		3.21%	2.88%	3.47%	3.60	%(d)	4.05%
Supplemental data
Net assets, end of period (in thousands)	$4,746		$4,694	$4,352	$3,972	$3,656		$3,795
Portfolio turnover	85%		78%	73%	62%	28%		105%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended June 30,
Class R	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$9.58		$10.66		$9.83		$8.14		$8.33		$6.32
Income from investment operations:
Net investment income	0.30		0.29		0.26		0.28		0.25		0.29
Net realized and unrealized gain (loss)	(0.16)		0.23		1.32		1.70		(0.24)		1.99
Total from investment operations	0.14		0.52		1.58		1.98		0.01		2.28
Less distributions to shareholders:
Net investment income	(0.30)		(0.26)		(0.25)		(0.29)		(0.20)		(0.27)
Net realized gains	(0.19)		(1.34)		(0.50)		—		—		—
Total distributions to shareholders	(0.49)		(1.60)		(0.75)		(0.29)		(0.20)		(0.27)
Net asset value, end of period	$9.23		$9.58		$10.66		$9.83		$8.14		$8.33
Total return	1.83%		5.65%		16.89%		24.84%		0.31%		36.53%
Ratios to average net assets(b)
Total gross expenses	1.26	%(c)	1.25%		1.26%		1.30%		1.32	%(d)	1.42%
Total net expenses(e)	1.26	%(c)(f)	1.25	%(f)	1.26	%(f)	1.30	%(f)	1.32	%(d)(f)	1.42%
Net investment income	3.31%		2.87%		2.61%		3.05%		3.36	%(d)	3.79%
Supplemental data
Net assets, end of period (in thousands)	$38,578		$36,480		$31,544		$17,375		$5,365		$464
Portfolio turnover	85%		78%		73%		62%		28%		105%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$9.73		$10.81		$9.95		$8.62
Income from investment operations:
Net investment income	0.35		0.35		0.33		0.20
Net realized and unrealized gain (loss)	(0.17)		0.23		1.33		1.31
Total from investment operations	0.18		0.58		1.66		1.51
Less distributions to shareholders:
Net investment income	(0.34)		(0.32)		(0.30)		(0.18)
Net realized gains	(0.19)		(1.34)		(0.50)		—
Total distributions to shareholders	(0.53)		(1.66)		(0.80)		(0.18)
Net asset value, end of period	$9.38		$9.73		$10.81		$9.95
Total return	2.31%		6.11%		17.57%		17.71%
Ratios to average net assets(b)
Total gross expenses	0.76	%(c)	0.75%		0.77%		0.83	%(d)
Total net expenses(e)	0.76	%(c)(f)	0.75	%(f)	0.77	%(f)	0.83	%(d)
Net investment income	3.78%		3.39%		3.23%		3.64	%(d)
Supplemental data
Net assets, end of period (in thousands)	$106,063		$116,211		$79,510		$12,222
Portfolio turnover	85%		78%		73%		62%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,							Year Ended June 30,
Class R5	2016		2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$9.64		$10.72	$9.88	$8.17	$8.34		$6.33
Income from investment operations:
Net investment income	0.35		0.35	0.32	0.33	0.29		0.32
Net realized and unrealized gain (loss)	(0.16)		0.24	1.34	1.72	(0.23)		2.01
Total from investment operations	0.19		0.59	1.66	2.05	0.06		2.33
Less distributions to shareholders:
Net investment income	(0.35)		(0.33)	(0.32)	(0.34)	(0.23)		(0.32)
Net realized gains	(0.19)		(1.34)	(0.50)	—	—		—
Total distributions to shareholders	(0.54)		(1.67)	(0.82)	(0.34)	(0.23)		(0.32)
Net asset value, end of period	$9.29		$9.64	$10.72	$9.88	$8.17		$8.34
Total return	2.44%		6.29%	17.65%	25.68%	0.89%		37.27%
Ratios to average net assets(b)
Total gross expenses	0.67	%(c)	0.65%	0.65%	0.66%	0.67	%(d)	0.75%
Total net expenses(e)	0.67	%(c)	0.65%	0.65%	0.66%	0.67	%(d)	0.75%
Net investment income	3.89%		3.41%	3.19%	3.52%	3.88	%(d)	3.95%
Supplemental data
Net assets, end of period (in thousands)	$237,565		$256,079	$310,352	$191,577	$30,819		$21,589
Portfolio turnover	85%		78%	73%	62%	28%		105%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended June 30,
Class W	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$9.60		$10.69		$9.85		$8.15		$8.33		$6.32
Income from investment operations:
Net investment income	0.32		0.31		0.24		0.30		0.25		0.27
Net realized and unrealized gain (loss)	(0.16)		0.23		1.38		1.71		(0.23)		2.04
Total from investment operations	0.16		0.54		1.62		2.01		0.02		2.31
Less distributions to shareholders:
Net investment income	(0.32)		(0.29)		(0.28)		(0.31)		(0.20)		(0.30)
Net realized gains	(0.19)		(1.34)		(0.50)		—		—		—
Total distributions to shareholders	(0.51)		(1.63)		(0.78)		(0.31)		(0.20)		(0.30)
Net asset value, end of period	$9.25		$9.60		$10.69		$9.85		$8.15		$8.33
Total return	2.08%		5.82%		17.28%		25.19%		0.38%		36.95%
Ratios to average net assets(b)
Total gross expenses	1.01	%(c)	1.00%		1.01%		1.05%		1.11	%(d)	1.14%
Total net expenses(e)	1.01	%(c)(f)	1.00	%(f)	1.01	%(f)	1.05	%(f)	1.11	%(d)(f)	1.14%
Net investment income	3.51%		2.99%		2.32%		3.27%		3.42	%(d)	3.36%
Supplemental data
Net assets, end of period (in thousands)	$76		$113		$201		$128,328		$18,330		$21,260
Portfolio turnover	85%		78%		73%		62%		28%		105%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2016		2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.74		$10.83	$9.96	$8.63
Income from investment operations:
Net investment income	0.36		0.36	0.34	0.22
Net realized and unrealized gain (loss)	(0.15)		0.22	1.35	1.29
Total from investment operations	0.21		0.58	1.69	1.51
Less distributions to shareholders:
Net investment income	(0.36)		(0.33)	(0.32)	(0.18)
Net realized gains	(0.19)		(1.34)	(0.50)	—
Total distributions to shareholders	(0.55)		(1.67)	(0.82)	(0.18)
Net asset value, end of period	$9.40		$9.74	$10.83	$9.96
Total return	2.56%		6.17%	17.84%	17.73%
Ratios to average net assets(b)
Total gross expenses	0.62	%(c)	0.60%	0.61%	0.71	%(d)
Total net expenses(e)	0.62	%(c)	0.60%	0.61%	0.71	%(d)
Net investment income	3.97%		3.54%	3.29%	4.13	%(d)
Supplemental data
Net assets, end of period (in thousands)	$65,791		$60,275	$38,342	$4,064
Portfolio turnover	85%		78%	73%	62%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended June 30,
Class Z	2016		2015		2014		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$9.62		$10.71		$9.86		$8.16		$8.34		$7.20
Income from investment operations:
Net investment income	0.34		0.34		0.30		0.32		0.28		0.24
Net realized and unrealized gain (loss)	(0.16)		0.23		1.35		1.71		(0.24)		1.14
Total from investment operations	0.18		0.57		1.65		2.03		0.04		1.38
Less distributions to shareholders:
Net investment income	(0.34)		(0.32)		(0.30)		(0.33)		(0.22)		(0.24)
Net realized gains	(0.19)		(1.34)		(0.50)		—		—		—
Total distributions to shareholders	(0.53)		(1.66)		(0.80)		(0.33)		(0.22)		(0.24)
Net asset value, end of period	$9.27		$9.62		$10.71		$9.86		$8.16		$8.34
Total return	2.34%		6.07%		17.65%		25.42%		0.65%		19.28%
Ratios to average net assets(c)
Total gross expenses	0.76	%(d)	0.75%		0.76%		0.80%		0.84	%(e)	0.87	%(e)
Total net expenses(f)	0.76	%(d)(g)	0.75	%(g)	0.76	%(g)	0.80	%(g)	0.84	%(e)(g)	0.87	%(e)
Net investment income	3.76%		3.33%		3.00%		3.58%		3.79	%(e)	3.98	%(e)
Supplemental data
Net assets, end of period (in thousands)	$602,822		$927,865		$1,022,666		$1,069,240		$671,036		$138,659
Portfolio turnover	85%		78%		73%		62%		28%		105%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted

Annual Report 2016
31

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument, generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to

Annual Report 2016
32

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Annual Report 2016
33

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% as the Fund's net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 0.59% of the Fund's average daily net assets.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $9,681,220, and the administrative services fee paid to the Investment Manager was $840,746.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2016, other expenses paid by the Fund to this company were $6,947.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

Annual Report 2016
34

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class B	0.15
Class C	0.14
Class K	0.05
Class R	0.14
Class R4	0.14
Class R5	0.05
Class W	0.14
Class Z	0.14

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,260,000 and $917,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,674,821 for Class A, $1,711 for Class B and $23,897 for Class C shares for the year ended May 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap October 1, 2015 through September 30, 2016	Voluntary Expense Cap Prior to October 1, 2015
Class A	1.15%	1.13%
Class B	1.90	1.88
Class C	1.90	1.88
Class I	0.79	0.77
Class K	1.09	1.07
Class R	1.40	1.38
Class R4	0.90	0.88
Class R5	0.84	0.82
Class W	1.15	1.13
Class Y	0.79	0.77
Class Z	0.90	0.88

Annual Report 2016
35

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, distribution reclassifications, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(813,421)
Accumulated net realized loss	96,373,484
Paid-in capital	(95,560,063)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2016	2015
Ordinary income	$176,732,794	$273,406,916
Long-term capital gains	95,555,891	672,938,002
Total	$272,288,685	$946,344,918

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$34,499,528
Capital loss carryforwards	(71,653,262)
Net unrealized appreciation	575,871,180

At May 31, 2016, the cost of investments for federal income tax purposes was $3,765,543,158 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$698,107,819
Unrealized depreciation	(122,236,639)
Net unrealized appreciation	$575,871,180

The following capital loss carryforwards, determined at May 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	71,653,262

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,014,868,363 and $5,304,785,400, respectively, for the year ended May 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is

Annual Report 2016
36

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

For the year ended May 31, 2016, the average daily loan balance outstanding on days when borrowing existed was $23,272,727 at a weighted average interest rate of 1.30%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at May 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, one unaffiliated shareholder of record owned 11.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 52.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution

Annual Report 2016
37

COLUMBIA DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
38

COLUMBIA DIVIDEND OPPORTUNITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Dividend Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Opportunity Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 25, 2016

Annual Report 2016
39

COLUMBIA DIVIDEND OPPORTUNITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	76.99%
Capital Gain Dividend	$100,333,686

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
40

COLUMBIA DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
41

COLUMBIA DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
42

COLUMBIA DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

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43

COLUMBIA DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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44

COLUMBIA DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

176

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

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45

COLUMBIA DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

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46

COLUMBIA DIVIDEND OPPORTUNITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

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47

Columbia Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN140_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

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PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA MORTGAGE OPPORTUNITIES FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	43
Federal Income Tax Information	44
Trustees and Officers	45
Important Information About This Report	51

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Mortgage Opportunities Fund (the Fund) Class A shares returned 0.83% excluding sales charges for the 12-month period that ended May 31, 2016.

■  The Fund outperformed its benchmark, the Citi One-Month U.S. Treasury Bill Index, which returned 0.09% for the same time period.

■  The Fund's performance was helped by exposure to a number of mortgage-related sectors which provided positive returns.

Average Annual Total Returns (%) (for period ended May 31, 2016)

	Inception	1 Year	Life
Class A	04/30/14
Excluding sales charges		0.83	2.86
Including sales charges		-2.19	1.36
Class C	04/30/14
Excluding sales charges		0.07	2.09
Including sales charges		-0.89	2.09
Class I	04/30/14	1.24	3.27
Class R4	04/30/14	0.98	3.11
Class R5	04/30/14	1.09	3.21
Class W	04/30/14	0.83	2.86
Class Z	04/30/14	0.98	3.11
Citi One-Month U.S. Treasury Bill Index		0.09	0.05

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

The Citi One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2014 – May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mortgage Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA MORTGAGE OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jason Callan

Tom Heuer, CFA

Portfolio Breakdown (%) (at May 31, 2016)
Asset-Backed Securities — Non-Agency	11.3
Commercial Mortgage-Backed Securities — Non-Agency	15.4
Money Market Funds	1.6
Options Purchased Puts	0.1
Residential Mortgage-Backed Securities — Agency	49.7
Residential Mortgage-Backed Securities — Non-Agency	21.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at May 31, 2016)
AAA rating	51.8
A rating	1.1
BBB rating	3.0
BB rating	10.3
B rating	1.0
Not rated	32.8
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other

At May 31, 2016, approximately 94.2% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2016, the Fund's Class A shares returned 0.83% excluding sales charges. The Fund outperformed its benchmark, the Citi One-Month U.S. Treasury Bill Index, which returned 0.09% over the same period. The Fund's exposure to a number of mortgage-related sectors provided positive performance relative to the benchmark.

Slowing Growth in China, Falling Oil Prices Kept Rates Low

For most of the 12-month period ended May 31, 2016, expectations with respect to inflation and interest rates were driven by speculation over U.S. Federal Reserve (Fed) policy, concern over China's growth outlook, and moves in the price of oil. Entering the period, the Fed, which had appeared poised to begin a cycle of interest rate hikes for several quarters, was given pause by a deterioration in economic conditions globally. Concerns over the ability of China to maintain growth at levels sufficient to keep the global economy out of recession were heightened by an August 2015 devaluation of the yuan. Oil and other commodities continued their decline over the first several months of the period, further restraining the outlook for inflation and interest rate increases.

As 2015 drew to a close, markets took a benign view as the Fed hiked its short-term fed funds target rate for the first time in nine years on the back of strengthening U.S. employment and housing data. However, sentiment declined sharply entering 2016 as trading was halted in China's stock market following steep declines. As January 2016 progressed, oil prices tacked on yet another downward leg, adding to concerns over global growth and stability conditions. Against this backdrop, expectations with respect to the timing of the Fed's next rate hike were extended. February saw oil prices begin to rally, and the commodity would finish the period roughly 50% higher than the lows seen in January 2016, while remaining at a level that seemingly did not unduly threaten consumer sentiment.

Against a backdrop of investors preparing for a cycle of additional Fed interest rate increases and little upward pressure on longer term rates, the U.S. Treasury yield curve flattened over the 12-month period ended May 31, 2016, as rates rose modestly on shorter maturities while declining farther out along the curve. Despite lower borrowing rates, mortgage prepayments remained subdued over most of the period, as home value increases were moderate and lending standards remained tight. Along with the Fed's continued reinvestment of pay-downs in its mortgage portfolio, the combination of declining interest rates and low

Annual Report 2016
4

COLUMBIA MORTGAGE OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

prepayments supported modest positive returns for mortgage-backed securities (MBS).

Mortgage Backed Allocations Outperform Treasury Bills

The Fund's holdings of agency MBS provided positive performance, in particular exposure to higher yielding collateralized mortgage obligations and holdings of "to-be-announced" agency pass-through securities.

The Fund held a significant position in non-agency MBS. As these mortgages lack any backing, explicit or implicit, from the federal government, their values are more dependent on the health of the housing market than is the case with agency MBS. While these issues were more impacted by China- and oil-driven deterioration in credit sentiment at various points over the 12 months, the non-agency MBS allocation provided positive performance as housing continued to strengthen and new-issuance remained low.

The Fund had a meaningful position in commercial mortgage-backed securities (CMBS) which provided positive performance via income and appreciation of underlying property valuations. While CMBS returns were positive across all segments, returns were strongest for issues backed by income from multi-family rental properties.

The principal constraint on the Fund's performance was a conservative, below-benchmark stance with respect to overall portfolio duration and corresponding interest rate sensitivity in a declining rate environment.

The Fund used three types of derivative securities investments during the period to control risks. We invested in Treasury futures contracts to reduce the risk that rising interest rates would undermine prices of securities in the portfolio. We also invested in options on interest rate swaps both to reduce the risk of rising interest rates and to protect against market volatility. Finally, we utilized credit default swap options in order to manage credit risk. On a standalone basis, futures contracts contributed, while options and swap contracts detracted from performance.

issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Investment Risks

Funds that seek to generate absolute returns are generally not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund's use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016
5

COLUMBIA MORTGAGE OPPORTUNITIES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,018.40	1,020.00	5.05	5.05	1.00
Class C	1,000.00	1,000.00	1,014.60	1,016.25	8.81	8.82	1.75
Class I	1,000.00	1,000.00	1,020.50	1,022.00	3.03	3.03	0.60
Class R4	1,000.00	1,000.00	1,019.70	1,021.25	3.79	3.79	0.75
Class R5	1,000.00	1,000.00	1,020.20	1,021.75	3.28	3.29	0.65
Class W	1,000.00	1,000.00	1,018.40	1,020.00	5.05	5.05	1.00
Class Z	1,000.00	1,000.00	1,019.70	1,021.25	3.79	3.79	0.75

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Annual Report 2016
6

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities —
Agency 81.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(a) CMO IO STRIPS Series 304 Class C67 12/15/42	4.500%	11,629,462	2,826,977
CMO IO Series 329 Class C5 06/15/43	3.500%	1,516,406	260,632
CMO IO Series 4098 Class AI 05/15/39	3.500%	16,300,004	1,545,651
CMO IO Series 4120 Class IA 10/15/42	3.500%	2,152,163	379,357
CMO IO Series 4121 Class IA 01/15/41	3.500%	2,373,161	299,832
CMO IO Series 4213 Class DI 06/15/38	3.500%	11,769,594	1,161,412
CMO IO Series 4215 Class IL 07/15/41	3.500%	12,091,434	1,291,553
Federal Home Loan Mortgage Corp.(a)(b) CMO IO STRIPS Series 280 Class S1 09/15/42	5.566%	3,833,725	864,725
CMO IO STRIPS Series 309 Class S4 08/15/43	5.536%	8,440,264	1,900,731
CMO IO STRIPS Series 312 Class S1 09/15/43	5.516%	7,524,246	1,717,942
CMO IO Series 311 Class S1 08/15/43	5.516%	17,349,641	3,578,560
CMO IO Series 326 Class S2 03/15/44	5.516%	10,085,875	2,300,498
CMO IO Series 3922 Class SH 09/15/41	5.466%	16,376,229	2,573,336
CMO IO Series 3957 Class WS 11/15/41	6.116%	8,447,457	1,335,538
CMO IO Series 4223 Class DS 12/15/38	5.666%	3,082,193	418,649
CMO IO Series 4286 Class NS 12/15/43	5.466%	3,440,930	783,909
Federal National Mortgage Association(a) CMO IO Series 2012-121 Class GI 08/25/39	3.500%	7,290,928	775,247
CMO IO Series 2012-152 Class EI 07/25/31	3.000%	15,889,106	1,602,747
CMO IO Series 2012-413 Class C39 11/25/41	4.500%	4,928,476	934,563
CMO IO Series 2012-96 Class CI 04/25/39	3.500%	7,800,577	606,412
CMO IO Series 2013-117 Class AI 04/25/36	3.500%	5,848,881	472,157
CMO IO Series 2013-118 Class AI 09/25/38	4.000%	6,210,468	677,591
CMO IO Series 2013-31 Class IH 02/25/43	3.500%	12,597,108	1,538,433
Federal National Mortgage Association(a)(b)
CMO IO Series 2013-101 Class CS 10/25/43	5.454%	5,909,919	1,434,761
CMO IO Series 2013-124 Class SB 12/25/43	5.504%	8,654,380	1,990,985

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2013-54 Class BS 06/25/43	5.704%	8,126,184	1,913,267
CMO IO Series 2013-97 Class SB 06/25/32	5.654%	3,524,423	441,653
CMO IO Series 416 Class S1 11/25/42	5.654%	3,773,470	849,181
Federal National Mortgage Association(c) 06/13/46	3.500%	154,000,000	161,181,544
Government National Mortgage Association(a)
CMO IO Series 2012-38 Class MI 03/20/42	4.000%	12,074,247	2,001,671
CMO IO Series 2014-184 Class CI 11/16/41	3.500%	13,412,293	2,006,348
CMO IO Series 2015-53 Class EI 04/16/45	3.500%	12,659,458	2,594,458
Total Residential Mortgage-Backed Securities — Agency (Cost: $208,649,692)			204,260,320

Residential Mortgage-Backed Securities —
Non-Agency 35.9%

AJAX Mortgage Loan Trust CMO Series 2014-B Class A(b)(d) 08/25/54	3.850%	1,635,877	1,621,568
Angel Oak Mortgage Trust LLC(d) Series 2015-1 11/25/45	4.500%	1,560,446	1,569,099
11/25/45	5.500%	3,500,000	3,486,207
BCAP LLC Trust(b)(d) CMO Series 2014-RR3 Class 3A1 07/26/36	0.573%	604,389	580,213
Series 2010-RR11 Class 8A1 05/27/37	5.398%	1,802,872	1,807,895
Series 2011-RR5 Class 11A4 05/28/36	0.589%	3,056,196	2,869,466
Bellemeade Re II Ltd.(b)(d) CMO Series 2016-1A Class M2A 04/25/26	4.937%	4,000,000	4,008,500
Series 2016-1A Class M2B 04/25/26	6.937%	3,171,000	3,188,837
CAM Mortgage Trust(b)(d) Series 2015-1 Class A 07/15/64	3.500%	1,073,355	1,069,312
CAM Mortgage Trust(d) CMO Series 2016-1 Class A 01/15/56	4.000%	2,928,367	2,922,875
COLT LLC(b)(d)(e) CMO Series 15-1 Class A2 12/26/45	4.196%	2,557,005	2,533,992

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-A Class A2
07/27/20	4.196%	3,000,000	2,939,700
CSMC Trust CMO Series 2015-RPL1 Class A2(b)(d) 02/25/57	4.575%	1,845,000	1,783,398
Citigroup Mortgage Loan Trust, Inc.(a) CMO IO Series 2015-A Class A1IO 06/25/58	1.000%	103,421,980	3,448,399
CMO IO Series 2015-A Class A4IO 06/25/58	0.250%	15,989,917	148,262
Citigroup Mortgage Loan Trust, Inc.(b) CMO Series 2015-A Class B3 06/25/58	4.500%	4,197,376	4,038,956
Citigroup Mortgage Loan Trust, Inc.(b)(d) CMO Series 2014-11 Class 5A2 11/25/36	19.399%	1,589,159	1,723,740
CMO Series 2014-2 Class 3A3 08/25/37	0.579%	3,218,000	3,042,762
CMO Series 2014-C Class A 02/25/54	3.250%	3,681,520	3,482,155
Series 2013-11 Class 3A3 09/25/34	2.639%	859,029	819,689
Credit Suisse Mortgage Capital Certificates(b)(d) CMO Series 2014-RPL4 Class A1 08/25/62	3.625%	2,625,341	2,593,077
CMO Series 2014-RPL4 Class A2 08/25/62	4.720%	4,000,000	3,935,254
Credit Suisse Mortgage Capital Certificates(d) CMO Series 2010-9R Class 10A5 04/27/37	4.000%	719,214	714,280
CMO Series 2010-9R Class 1A5 08/27/37	4.000%	4,000,000	3,905,409
CMO Series 2010-9R Class 2A5 02/27/38	4.000%	2,348,516	2,264,026
CMO Series 2010-9R Class 7A5 05/27/37	4.000%	495,248	493,217
Credit Suisse Securities (USA) LLC(d) CMO Series 2014-5R Class 5A2 07/27/37	3.250%	2,764,174	2,669,877
CMO Series 2014-RPL1 Class A3 02/25/54	4.154%	2,500,000	2,458,773
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-HQA2 Class M3(b)(c) 11/25/28	0.000%	2,100,000	2,102,904
Jefferies Resecuritization Trust CMO Series 2014-R1 Class 1A1(d) 12/27/37	4.000%	1,453,530	1,453,609
Mill City Mortgage Trust Series 2015-1 Class A3(d) 06/25/56	3.000%	3,500,000	3,478,545

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Re-Remic Trust Series 2013-R8 Class 1B(b)(d) 09/26/36	2.856%	8,157,742	7,382,757
New Residential Mortgage Loan Trust CMO IO Series 2014-1A Class AIO(a)(b)(d) 01/25/54	2.248%	24,013,997	1,470,384
VML LLC CMO Series 2014-NPL1 Class A1(d) 04/27/54	3.875%	1,209,850	1,203,892
VOLT XLIV LLC CMO Series 2016-NPL4 Class A1(b)(d) 04/25/46	4.250%	1,972,264	1,969,474
Vericrest Opportunity Loan Transferee CMO Series 2015-NPL4 Class A1(d) 02/25/55	3.500%	4,796,423	4,757,212
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $89,840,280)			89,937,715

Commercial Mortgage-Backed Securities —
Non-Agency 25.3%

American Homes 4 Rent(b)(d) Series 2014-SFR1 Class E 06/17/31	2.935%	3,500,000	3,359,971
Series 2014-SFR1 Class F 06/17/31	3.685%	3,250,000	3,085,285
American Homes 4 Rent(d) Series 2015-SFR1 Class F 04/17/52	5.885%	2,000,000	1,889,058
Aventura Mall Trust Series 2013-AVM Class E(b)(d) 12/05/32	3.743%	5,000,000	4,925,374
B2R Mortgage Trust Series 2015-2 Class E(b)(d) 11/15/48	5.488%	1,500,000	1,370,184
BAMLL Re-REMIC Trust CMO PO Series 2013-FRR1 Class A1(d)(f) 12/26/20	0.000%	4,000,000	3,083,113
BB-UBS Trust Subordinated, Series 2012-SHOW Class D(b)(d) 11/05/36	4.026%	1,000,000	997,103
BHMS Mortgage Trust Series 2014-ATLS Class DFX(b)(d) 07/05/33	4.691%	3,000,000	2,869,015
Banc of America Merrill Lynch Re-Remic Trust(b)(d) Series 2014-FRR7 Class A 10/26/44	2.689%	1,000,000	986,615

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-FRR7 Class B 10/26/44	2.689%	2,000,000	1,932,068
Series 2015-FR11 Class A705 09/27/44	1.880%	3,000,000	2,744,747
GS Mortgage Securities Trust Series 2007-GG10 Class AM(b) 08/10/45	5.794%	2,000,000	1,905,217
Invitation Homes Trust(b)(d) Series 2015-SFR3 Class E 08/17/32	4.185%	1,000,000	984,712
Series 2015-SFR3 Class F 08/17/32	5.185%	1,000,000	990,610
Subordinated, Series 2014-SFR3 Class E 12/17/31	4.935%	1,000,000	1,006,638
Subordinated, Series 2014-SFR3 Class F 12/17/31	5.435%	2,500,000	2,496,903
Subordinated, Series 2015-SFR1 Class E 03/17/32	4.635%	3,000,000	2,932,240
JPMCC Re-REMIC Trust Series 2016-GG10 Class AMB(b)(d) 08/15/45	5.987%	5,000,000	4,985,055
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9 Class AM 05/15/47	5.372%	6,000,000	5,978,505
Rialto Capital Management LLC Series 2014-LT5 Class B(d) 05/15/24	5.000%	3,000,000	2,997,792
Rialto Real Estate Fund LLC Subordinated, Series 2015-LT7 Class B(d) 12/25/32	5.071%	1,000,000	999,530
Rialto Real Estate Fund LP Series 2014-LT6 Class B(d) 09/15/24	5.486%	1,000,000	999,757
VFC LLC(d) Series 2014-2 Class B 07/20/30	5.500%	2,964,281	2,941,480
Subordinated, Series 2015-3 Class B 12/20/31	4.750%	6,750,000	6,747,824
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $63,592,862)			63,208,796

Asset-Backed Securities — Non-Agency 18.6%

A Voce CLO Ltd. Series 2014-1A Class C(b)(d) 07/15/26	4.128%	1,000,000	860,017
Apidos CLO XXII Series 2015-22A Class D(b)(d) 10/20/27	6.634%	2,000,000	1,730,044

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ares CLO Ltd. Series 2014-32A Class C(b)(d) 11/15/25	4.826%	2,750,000	2,586,342
Ares XXXVII CLO Ltd. Series 2015-4A Class D1(b)(d) 10/15/26	7.428%	2,000,000	1,832,568
Ares XXXVIII CLO Ltd.(b)(d) 01/20/27	6.714%	3,000,000	2,671,473
Avery Point VII CLO Ltd.(b)(d) 01/15/28	7.186%	3,500,000	3,156,076
Betony CLO Ltd. Series 2015-1A Class E(b)(d) 04/15/27	5.978%	4,250,000	3,191,210
Carlyle Global Market Strategies CLO Series 2015-4A Class D(b)(d) 10/20/27	6.444%	3,700,000	3,238,188
Cole Park CLO Ltd. Series 2015 Class E(b)(d) 10/20/28	6.734%	4,000,000	3,515,100
Conn's Receivables Funding LLC(d) Series 2016-A Class A 04/16/18	4.680%	3,612,851	3,624,750
Subordinated, Series 2016-A Class B 08/15/18	8.960%	2,000,000	2,011,982
Exeter Automobile Receivables Trust Subordinated, Series 2013-2A Class D(d) 08/17/20	6.810%	3,000,000	3,065,907
GCAT LLC CMO Series 2014-2 Class A1(b)(d) 10/25/19	3.721%	5,358,250	5,299,820
Octagon Investment Partners 27 Ltd. Series 2016-1A Class E(b)(c)(d) 07/15/27	7.762%	2,000,000	1,885,080
Octagon Investment Partners XXII Ltd. Series 2014-1A Class E1(b)(d) 11/25/25	5.885%	1,750,000	1,416,042
Octagon Investment Partners XXVI Ltd. Series 2016-1A Class E(b)(d) 04/15/27	8.474%	1,000,000	943,958
SoFi Professional Loan Program LLC(d)(g) Series 2015-D Class RC 10/26/37	0.000%	3	2,000,001
Series 2016-A Class RPO 01/25/38	0.000%	4	2,000,000
Series 2016-B Class RC 04/25/37	0.000%	3	1,560,000
Total Asset-Backed Securities — Non-Agency (Cost: $48,124,997)			46,588,558

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Options Purchased Puts 0.1%

Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(h)	50,000,000	2.00	12/12/16	128,280
Put — OTC 5-Year Interest Rate Swap(h)	50,000,000	2.15	09/09/16	14,745
Put — OTC 5-Year Interest Rate Swap(h)	70,000,000	3.25	08/18/17	52,759
Total Options Purchased Puts (Cost: $3,242,750)				195,784

Money Market Funds 2.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.434%(i)(j)	6,647,464	6,647,464
Total Money Market Funds (Cost: $6,647,464)		6,647,464
Total Investments (Cost: $420,098,045)		410,838,637
Other Assets & Liabilities, Net		(160,628,381)
Net Assets		250,210,256

At May 31, 2016, cash totaling $4,504,862 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Long Bond	26	USD	4,246,125	09/2016	11,428	—
U.S. Treasury 10-Year Note	23	USD	2,982,813	09/2016	4,976	—
Total			7,228,938		16,404	—

Open Options Contracts Written at May 31, 2016

Issuer	Puts/Calls	Trading Currency	Number of Contracts	Exercise Price	Premium Received ($)	Expiration Date	Value ($)
Call — OTC 10-Year Interest Rate Swap(k)	Call	USD	(40,000,000)	1.55	(240,000)	06/13/2016	(24,416)
Put — OTC 10-Year Interest Rate Swap(k)	Put	USD	(60,000,000)	1.85	(499,500)	07/19/2016	(314,472)
Total							(338,888)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Cleared Credit Default Swap Contracts Outstanding at May 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 26	06/20/2021	5.000	USD	12,000,000	—	(81,539)

Credit Default Swap Contracts Outstanding at May 31, 2016

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount ($)	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.468	USD	(2,300,000)	(178,250)	—	(168,943)	1,342	—	(7,965)
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.468	USD	(2,700,000)	(209,250)	—	(198,100)	1,575	—	(9,575)
JPMorgan	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.705	USD	(2,000,000)	(204,375)	—	(180,527)	1,167	—	(22,681)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.468	USD	(5,000,000)	(387,500)	—	(309,040)	2,917	—	(75,543)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.468	USD	(5,000,000)	(387,500)	—	(405,747)	2,917	21,164	—
Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.705	USD	(9,000,000)	(919,688)	—	(1,079,474)	5,250	165,036	—
Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.705	USD	(2,550,000)	(260,578)	—	(264,466)	1,487	5,375	—
Total								—	(2,606,297)		191,575	(115,764)

*Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Cleared Interest Rate Swap Contracts Outstanding at May 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.593%	09/14/2020	USD	34,850,000	—	(534,918)
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.569%	09/16/2020	USD	35,000,000	—	(497,646)
Total						—	(1,032,564)

Notes to Portfolio of Investments

(a)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(b)  Variable rate security.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At May 31, 2016, the value of these securities amounted to $182,112,826 or 72.78% of net assets.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2016, the value of these securities amounted to $5,473,692, which represents 2.19% of net assets.

(f)  Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans.

(g)  Zero coupon bond.

(h)  Purchased swaption contracts outstanding at May 31, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Fixed rate of 2.150%	2.150	09/13/2021	50,000,000	712,500	14,745
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Fixed rate of 3.250%	3.250	08/22/2022	70,000,000	1,851,500	52,759
Put — OTC 5-Year Interest Rate Swap	Citi	3-Month USD LIBOR BBA	Fixed rate of 2.000%	2.000	12/14/2021	50,000,000	678,750	128,280
Total							3,242,750	195,784

(i)  The rate shown is the seven-day current annualized yield at May 31, 2016.

(j)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,448,540	216,258,549	(219,059,625)	6,647,464	20,504	6,647,464

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Notes to Portfolio of Investments (continued)

(k)  Written swaption contracts outstanding at May 31, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Received ($)	Market Value ($)
Call — OTC 10-Year Interest Rate Swap	Citi	Fixed rate of 1.550%	3-Month USD LIBOR BBA	1.550	06/15/2026	(40,000,000)	(240,000)	(24,416)
Put — OTC 10-Year Interest Rate Swap	Citi	Fixed rate of 1.850%	3-Month USD LIBOR BBA	1.850	07/21/2026	(60,000,000)	(499,500)	(314,472)
Total							(739,500)	(338,888)

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Residential Mortgage-Backed Securities — Agency	—	204,260,320	—	204,260,320
Residential Mortgage-Backed Securities — Non-Agency	—	69,883,929	20,053,786	89,937,715
Commercial Mortgage-Backed Securities — Non-Agency	—	63,208,796	—	63,208,796
Asset-Backed Securities — Non-Agency	—	39,143,477	7,445,081	46,588,558
Options Purchased Puts	—	195,784	—	195,784
Total Investments		376,692,306	27,498,867	404,191,173
Investments measured at net asset value
Money Market Funds	—	—	—	6,647,464
Total Investments	—	376,692,306	27,498,867	410,838,637
Derivatives
Assets
Futures Contracts	16,404	—	—	16,404
Swap Contracts	—	191,575	—	191,575
Liabilities
Options Contracts Written		(338,888)	—	(338,888)
Swap Contracts	—	(1,229,867)	—	(1,229,867)
Total	16,404	375,315,126	27,498,867	409,477,861

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA MORTGAGE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of May 31, 2015	16,392,110	926,673	—	17,318,783
Accrued discounts/premiums	18,555	(279)	—	18,276
Realized gain (loss)	23,836	—	—	23,836
Change in unrealized appreciation (depreciation)(a)	(718,384)	279	1	(718,104)
Sales	(4,454,410)	(926,673)	—	(5,381,083)
Purchases	13,231,000	—	7,445,080	20,676,080
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(4,438,921)	—	—	(4,438,921)
Balance as of May 31, 2016	20,053,786	—	7,445,081	27,498,867

(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2016 was $(716,422) which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $(716,423) and Asset-Backed Securities — Non-Agency of $1.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
4,438,921	—	—	4,438,921

Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA MORTGAGE OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $410,207,831)	$403,995,389
Affiliated issuers (identified cost $6,647,464)	6,647,464
Options purchased (identified cost $3,242,750)	195,784
Total investments (identified cost $420,098,045)	410,838,637
Cash collateral held at broker	3,196,000
Margin deposits	1,308,862
Due from custodian	3,924,678
Unrealized appreciation on swap contracts	191,575
Receivable for:
Investments sold	1,374,779
Investments sold on a delayed delivery basis	85,954,760
Capital shares sold	85,336
Dividends	4,558
Interest	1,853,895
Variation margin	9,750
Expense reimbursement due from Investment Manager	3,650
Prepaid expenses	381
Total assets	508,746,861
Liabilities
Option contracts written, at value (premiums received $739,500)	338,888
Unrealized depreciation on swap contracts	115,764
Premiums received on outstanding swap contracts	2,606,297
Payable for:
Investments purchased	3,635,241
Investments purchased on a delayed delivery basis	251,714,937
Capital shares purchased	29,274
Variation margin	27,017
Investment management fees	17,755
Distribution and/or service fees	306
Transfer agent fees	1,337
Compensation of board members	8,232
Other expenses	41,557
Total liabilities	258,536,605
Net assets applicable to outstanding capital stock	$250,210,256
Represented by
Paid-in capital	$257,258,248
Undistributed net investment income	684,748
Accumulated net realized gain	2,147,944
Unrealized appreciation (depreciation) on:
Investments	(6,212,442)
Futures contracts	16,404
Options purchased	(3,046,966)
Options contracts written	400,612
Swap contracts	(1,038,292)
Total — representing net assets applicable to outstanding capital stock	$250,210,256

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA MORTGAGE OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A
Net assets	$7,023,143
Shares outstanding	724,794
Net asset value per share	$9.69
Maximum offering price per share(a)	$9.99
Class C
Net assets	$1,069,956
Shares outstanding	110,434
Net asset value per share	$9.69
Class I
Net assets	$235,720,995
Shares outstanding	24,331,710
Net asset value per share	$9.69
Class R4
Net assets	$2,847,661
Shares outstanding	293,906
Net asset value per share	$9.69
Class R5
Net assets	$45,210
Shares outstanding	4,667
Net asset value per share	$9.69
Class W
Net assets	$9,689
Shares outstanding	1,000
Net asset value per share	$9.69
Class Z
Net assets	$3,493,602
Shares outstanding	360,558
Net asset value per share	$9.69

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA MORTGAGE OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends — affiliated issuers	$20,504
Interest	11,100,045
Total income	11,120,549
Expenses:
Investment management fees	1,468,384
Distribution and/or service fees
Class A	14,519
Class C	5,482
Class W	25
Transfer agent fees
Class A	9,758
Class C	852
Class R4	7,411
Class R5	8
Class W	17
Class Z	1,743
Compensation of board members	12,752
Custodian fees	23,929
Printing and postage fees	23,522
Registration fees	83,006
Audit fees	33,205
Legal fees	8,557
Other	13,586
Total expenses	1,706,756
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(315,924)
Total net expenses	1,390,832
Net investment income	9,729,717
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	3,139,261
Futures contracts	611,412
Options purchased	(1,519,950)
Options contracts written	525,000
Swap contracts	(714,548)
Net realized gain	2,041,175
Net change in unrealized appreciation (depreciation) on:
Investments	(7,140,390)
Futures contracts	(36,549)
Options purchased	(929,553)
Options contracts written	400,612
Swap contracts	(697,771)
Net change in unrealized depreciation	(8,403,651)
Net realized and unrealized loss	(6,362,476)
Net increase in net assets resulting from operations	$3,367,241

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA MORTGAGE OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015
Operations
Net investment income	$9,729,717	$6,677,913
Net realized gain	2,041,175	3,486,829
Net change in unrealized depreciation	(8,403,651)	(1,531,894)
Net increase in net assets resulting from operations	3,367,241	8,632,848
Distributions to shareholders
Net investment income
Class A	(200,587)	(16,343)
Class C	(14,907)	(610)
Class I	(8,104,406)	(6,610,573)
Class R4	(152,649)	(48,995)
Class R5	(677)	(382)
Class W	(333)	(347)
Class Z	(45,777)	(881)
Net realized gains
Class A	(83,879)	(3,019)
Class C	(5,878)	(100)
Class I	(2,206,957)	(1,613,927)
Class R4	(66,952)	(9,133)
Class R5	(104)	(100)
Class W	(104)	(100)
Class Z	(6,800)	(239)
Total distributions to shareholders	(10,890,010)	(8,304,749)
Increase in net assets from capital stock activity	22,791,731	139,225,600
Total increase in net assets	15,268,962	139,553,699
Net assets at beginning of year	234,941,294	95,387,595
Net assets at end of year	$250,210,256	$234,941,294
Undistributed net investment income	$684,748	$74,571

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA MORTGAGE OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,057,440	10,401,383	169,840	1,710,584
Distributions reinvested	29,306	284,029	1,896	18,916
Redemptions	(532,856)	(5,145,937)	(1,832)	(18,234)
Net increase	553,890	5,539,475	169,904	1,711,266
Class C shares
Subscriptions	148,662	1,451,064	3,945	39,248
Distributions reinvested	2,112	20,421	34	339
Redemptions	(45,319)	(440,598)	—	—
Net increase	105,455	1,030,887	3,979	39,587
Class I shares
Subscriptions	4,670,330	45,252,849	12,706,034	127,804,600
Distributions reinvested	1,059,236	10,310,887	824,615	8,224,013
Redemptions	(4,279,231)	(42,814,126)	(162,480)	(1,636,478)
Net increase	1,450,335	12,749,610	13,368,169	134,392,135
Class R4 shares
Subscriptions	433,320	4,277,485	303,287	3,042,997
Distributions reinvested	22,517	219,139	5,790	57,656
Redemptions	(467,279)	(4,473,861)	(4,729)	(47,221)
Net increase (decrease)	(11,442)	22,763	304,348	3,053,432
Class R5 shares
Subscriptions	3,635	35,000	—	—
Distributions reinvested	32	309	—	—
Net increase	3,667	35,309	—	—
Class Z shares
Subscriptions	390,804	3,746,559	3,625	36,573
Distributions reinvested	4,782	45,906	65	648
Redemptions	(39,152)	(378,778)	(809)	(8,041)
Net increase	356,434	3,413,687	2,881	29,180
Total net increase	2,458,339	22,791,731	13,849,281	139,225,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.05	$10.02	$10.00
Income from investment operations:
Net investment income	0.38	0.39	0.02
Net realized and unrealized gain (loss)	(0.30)	0.09	0.01
Total from investment operations	0.08	0.48	0.03
Less distributions to shareholders:
Net investment income	(0.34)	(0.35)	(0.01)
Net realized gains	(0.10)	(0.10)	—
Total distributions to shareholders	(0.44)	(0.45)	(0.01)
Net asset value, end of period	$9.69	$10.05	$10.02
Total return	0.83%	4.88%	0.29%
Ratios to average net assets(b)
Total gross expenses	1.16%	1.21%	1.24	%(c)
Total net expenses(d)	1.00%	1.00%	1.00	%(c)
Net investment income	3.95%	4.08%	1.79	%(c)
Supplemental data
Net assets, end of period (in thousands)	$7,023	$1,718	$10
Portfolio turnover	743%	829%	56%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.05	$10.02	$10.00
Income from investment operations:
Net investment income	0.30	0.31	0.01
Net realized and unrealized gain (loss)	(0.30)	0.09	0.01
Total from investment operations	—	0.40	0.02
Less distributions to shareholders:
Net investment income	(0.26)	(0.27)	(0.00	)(b)
Net realized gains	(0.10)	(0.10)	—
Total distributions to shareholders	(0.36)	(0.37)	(0.00	)(b)
Net asset value, end of period	$9.69	$10.05	$10.02
Total return	0.07%	4.09%	0.24%
Ratios to average net assets(c)
Total gross expenses	1.91%	1.98%	2.05	%(d)
Total net expenses(e)	1.75%	1.75%	1.75	%(d)
Net investment income	3.17%	3.16%	1.05	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,070	$50	$10
Portfolio turnover	743%	829%	56%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.05	$10.02	$10.00
Income from investment operations:
Net investment income	0.43	0.41	0.02
Net realized and unrealized gain (loss)	(0.31)	0.11	0.01
Total from investment operations	0.12	0.52	0.03
Less distributions to shareholders:
Net investment income	(0.38)	(0.39)	(0.01)
Net realized gains	(0.10)	(0.10)	—
Total distributions to shareholders	(0.48)	(0.49)	(0.01)
Net asset value, end of period	$9.69	$10.05	$10.02
Total return	1.24%	5.29%	0.31%
Ratios to average net assets(b)
Total gross expenses	0.74%	0.82%	0.87	%(c)
Total net expenses(d)	0.60%	0.60%	0.60	%(c)
Net investment income	4.33%	4.12%	2.38	%(c)
Supplemental data
Net assets, end of period (in thousands)	$235,721	$230,041	$95,325
Portfolio turnover	743%	829%	56%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.06	$10.02	$10.00
Income from investment operations:
Net investment income	0.41	0.44	0.02
Net realized and unrealized gain (loss)	(0.32)	0.07	0.01
Total from investment operations	0.09	0.51	0.03
Less distributions to shareholders:
Net investment income	(0.36)	(0.37)	(0.01)
Net realized gains	(0.10)	(0.10)	—
Total distributions to shareholders	(0.46)	(0.47)	(0.01)
Net asset value, end of period	$9.69	$10.06	$10.02
Total return	0.98%	5.24%	0.30%
Ratios to average net assets(b)
Total gross expenses	0.92%	0.94%	1.05	%(c)
Total net expenses(d)	0.75%	0.75%	0.75	%(c)
Net investment income	4.22%	4.44%	2.04	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,848	$3,071	$10
Portfolio turnover	743%	829%	56%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.06	$10.02	$10.00
Income from investment operations:
Net investment income	0.40	0.39	0.02
Net realized and unrealized gain (loss)	(0.30)	0.13	0.01
Total from investment operations	0.10	0.52	0.03
Less distributions to shareholders:
Net investment income	(0.37)	(0.38)	(0.01)
Net realized gains	(0.10)	(0.10)	—
Total distributions to shareholders	(0.47)	(0.48)	(0.01)
Net asset value, end of period	$9.69	$10.06	$10.02
Total return	1.09%	5.34%	0.31%
Ratios to average net assets(b)
Total gross expenses	0.79%	0.90%	0.89	%(c)
Total net expenses(d)	0.65%	0.65%	0.65	%(c)
Net investment income	4.09%	3.91%	2.14	%(c)
Supplemental data
Net assets, end of period (in thousands)	$45	$10	$10
Portfolio turnover	743%	829%	56%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class W	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.05	$10.02	$10.00
Income from investment operations:
Net investment income	0.39	0.36	0.02
Net realized and unrealized gain (loss)	(0.31)	0.12	0.01
Total from investment operations	0.08	0.48	0.03
Less distributions to shareholders:
Net investment income	(0.34)	(0.35)	(0.01)
Net realized gains	(0.10)	(0.10)	—
Total distributions to shareholders	(0.44)	(0.45)	(0.01)
Net asset value, end of period	$9.69	$10.05	$10.02
Total return	0.83%	4.87%	0.29%
Ratios to average net assets(b)
Total gross expenses	1.16%	1.30%	1.30	%(c)
Total net expenses(d)	1.00%	1.00%	1.00	%(c)
Net investment income	3.94%	3.56%	1.79	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10	$10	$10
Portfolio turnover	743%	829%	56%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.06	$10.02	$10.00
Income from investment operations:
Net investment income	0.39	0.39	0.02
Net realized and unrealized gain (loss)	(0.30)	0.12	0.01
Total from investment operations	0.09	0.51	0.03
Less distributions to shareholders:
Net investment income	(0.36)	(0.37)	(0.01)
Net realized gains	(0.10)	(0.10)	—
Total distributions to shareholders	(0.46)	(0.47)	(0.01)
Net asset value, end of period	$9.69	$10.06	$10.02
Total return	0.98%	5.24%	0.30%
Ratios to average net assets(b)
Total gross expenses	0.90%	1.03%	1.08	%(c)
Total net expenses(d)	0.75%	0.75%	0.75	%(c)
Net investment income	4.07%	3.96%	2.21	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,494	$41	$12
Portfolio turnover	743%	829%	56%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar

Annual Report 2016
28

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

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COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Annual Report 2016
30

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage volatility and interest rate risk and to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended May 31, 2016 are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at May 31, 2015	—	—	—	—
Opened	(115,000,000)	(765,000)	(60,000,000)	(499,500)
Expired	75,000,000	525,000	—	—
Balance at May 31, 2016	(40,000,000)	(240,000)	(60,000,000)	(499,500)

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in

Annual Report 2016
31

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to manage credit risk exposure, to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer to reduce overall credit exposure. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market

Annual Report 2016
32

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage interest rate market risk. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2016
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COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	191,575	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	16,404	*
Interest rate risk	Investments, at value — Options purchased	195,784
Total		403,763
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	197,303	*
Credit risk	Premiums received on outstanding swap contracts	2,606,297
Interest rate risk	Options contracts written, at value	338,888
Interest rate risk	Net assets — unrealized depreciation on swap contracts	1,032,564	*
Total		4,175,052

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	1,243,766	1,243,766
Interest rate risk	611,412	525,000	(1,519,950)	(1,958,314)	(2,341,852)
Total	611,412	525,000	(1,519,950)	(714,548)	(1,098,086)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	334,793	334,793
Interest rate risk	(36,549)	400,612	(929,553)	(1,032,564)	(1,598,054)
Total	(36,549)	400,612	(929,553)	(697,771)	(1,263,261)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	40,260,078
Futures contracts — Short	53,580,594
Credit default swap contracts — buy protection	5,500,000
Credit default swap contracts — sell protection	18,412,500
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	855,516
Options contracts — Written	(189,535)
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Interest rate swap contracts	30,757	(929,276)

*Based on the ending quarterly outstanding amounts for the year ended May 31, 2016.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to

Annual Report 2016
34

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Annual Report 2016
35

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2016:

	Barclays ($)	Citi ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Options purchased puts	67,504	128,280	—	—	—	—	195,784
Total Assets	67,504	128,280	—	—	—	—	195,784
Liabilities
Centrally cleared credit default swap contracts(b)	—	—	—	—	—	8,253	8,253
Centrally cleared interest rate swap contracts(b)	—	—	—	—	—	18,405	18,405
Options contracts written	—	338,888	—	—	—	—	338,888
OTC credit default swap contracts(c)	—	—	384,583	203,208	1,942,695	—	2,530,486
Total Liabilities	—	338,888	384,583	203,208	1,942,695	26,658	2,896,032
Total Financial and Derivative Net Assets	67,504	(210,608)	(384,583)	(203,208)	(1,942,695)	(26,658)	(2,700,248)
Total collateral received (pledged)(d)	67,504	(210,608)	(340,000)	—	(1,942,695)	(26,658)	(2,452,457)
Net Amount(e)	—	—	(44,583)	(203,208)	—	—	(247,791)

(a) Exposure can only be netted across transactions governed under the same master agreement.

(b) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(e) Represents the net amount due from/(to) counterparties in the event of default.
Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2016
36

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.650% to 0.535% as the Fund's net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 0.650% of the Fund's average daily net assets.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $427,931, and the administrative services fee paid to the Investment Manager was $60,061.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2016, other expenses paid by the Fund to this company were $1,196.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Annual Report 2016
37

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class C	0.16
Class R4	0.18
Class R5	0.05
Class W	0.17
Class Z	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2016, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $13,000 for Class C shares. These amounts are based on the most recent information available as of March 31, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $20,641 for Class A and $2,287 for Class C shares for the year ended May 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through September 30, 2016
Class A	1.00%
Class C	1.75
Class I	0.60
Class R4	0.75
Class R5	0.65
Class W	1.00
Class Z	0.75

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with

Annual Report 2016
38

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, derivative investments, swap investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

Undistributed net investment income	$(600,204)
Accumulated net realized gain	600,204

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2016	2015
Ordinary income	$10,890,010	$7,125,594
Long-term capital gains	—	1,179,155
Total	$10,890,010	$8,304,749

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,231,207
Undistributed long-term capital gains	1,031,498
Net unrealized depreciation	(9,453,244)

At May 31, 2016, the cost of investments for federal income tax purposes was $420,291,881 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,334,841
Unrealized depreciation	(11,788,085)
Net unrealized depreciation	$(9,453,244)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,786,333,526 and $2,670,480,557, respectively, for the year ended May 31, 2016, of which $2,635,285,330 and $2,550,070,654, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion.

Annual Report 2016
39

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended May 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, affiliated shareholders of record owned 96.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly

Annual Report 2016
40

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

speculative with respect to the issuer's capacity to pay interest and repay principal.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under

Annual Report 2016
41

COLUMBIA MORTGAGE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
42

COLUMBIA MORTGAGE OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Mortgage Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mortgage Opportunities Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 25, 2016

Annual Report 2016
43

COLUMBIA MORTGAGE OPPORTUNITIES FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$1,083,073

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
44

COLUMBIA MORTGAGE OPPORTUNITIES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
45

COLUMBIA MORTGAGE OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
46

COLUMBIA MORTGAGE OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, ICI Mutual Insurance Company, since 2011; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

Annual Report 2016
47

COLUMBIA MORTGAGE OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
48

COLUMBIA MORTGAGE OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

176

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
49

COLUMBIA MORTGAGE OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
50

COLUMBIA MORTGAGE OPPORTUNITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

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51

Columbia Mortgage Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN251_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA SELECT SMALLER-CAP VALUE FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA SELECT SMALLER-CAP VALUE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	17
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	43

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA SELECT SMALLER-CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Select Smaller-Cap Value Fund (the Fund) Class A shares returned -8.19% excluding sales charges for the 12-month period that ended May 31, 2016.

■  The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned -2.75% during the same time period.

■  Stock selection dampened performance relative to the benchmark, with strong selection in the health care and information technology sectors more than offset by results in financials, consumer discretionary and industrials.

Average Annual Total Returns (%) (for period ended May 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	04/25/97
Excluding sales charges		-8.19	8.13	6.94
Including sales charges		-13.46	6.87	6.31
Class B	04/25/97
Excluding sales charges		-8.90	7.32	6.13
Including sales charges		-12.84	7.04	6.13
Class C	05/27/99
Excluding sales charges		-8.89	7.32	6.15
Including sales charges		-9.68	7.32	6.15
Class I*	08/03/09	-7.77	8.65	7.29
Class K*	08/03/09	-8.07	8.32	7.07
Class R	04/30/03	-8.36	7.87	6.66
Class R4*	11/08/12	-7.94	8.33	7.04
Class R5	11/30/01	-7.85	8.56	7.45
Class Y*	10/01/14	-7.74	8.28	7.01
Class Z*	09/27/10	-7.91	8.41	7.10
Russell 2000 Value Index		-2.75	7.55	5.25

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA SELECT SMALLER-CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2006 – May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Smaller-Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA SELECT SMALLER-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Richard Rosen

Kari Montanus

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2016)
Telephone & Data Systems, Inc.	4.1
BroadSoft, Inc.	3.4
WellCare Health Plans, Inc.	3.1
Minerals Technologies, Inc.	3.1
PharMerica Corp.	2.7
Extreme Networks, Inc.	2.7
Ferro Corp.	2.6
Calix, Inc.	2.6
Owens-Illinois, Inc.	2.6
CACI International, Inc., Class A	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended May 31, 2016, the Fund's Class A shares returned -8.19% excluding sales charges. During the same period, the Fund underperformed its benchmark, the Russell 2000 Value Index, which returned -2.75%. Stock selection dampened performance relative to the benchmark, with strong selection in the health care and technology sectors more than offset by results in financials, consumer discretionary and industrials.

Bad Start, Good Finish: Investor Sentiment Drove Markets

During the first half of the 12-month period ended May 31, 2016, lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on investor confidence. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising U.S. dollar rounded the list of mounting pressures in 2015.

However, both oil prices and the U.S. dollar reversed course in the first five months of 2016. The U.S. economy continued to expand modestly, and economic growth in Europe picked up, if ever so slightly. The U.S. manufacturing sector regained some traction in the final months of the period, and the U.S. labor markets recovered to full employment for the first time since the Great Recession. In May, the unemployment rate fell to 4.7% (Source: U.S. Bureau of Labor Statistics), even though the number of new jobs added in May was surprisingly low. The lower unemployment figure reflected a significant decline in the number of unemployed workers seeking jobs. The sharp decline in new jobs added in April and May likely reflects the difficulty employers have had in filling jobs that target skilled, highly educated workers. The Federal Reserve (Fed) responded cautiously to the weak jobs reports. After raising the target range of its benchmark interest rate by a quarter of a point in December 2015, it took no further action in the first five months of 2016.

In a risk-averse environment, stocks fell sharply during the first nine months of the period then rebounded in the final months as investors grew more confident. Despite two major downdrafts, the S&P 500 Index rose 1.72% for the 12 months ended May 31, 2016. Large-company stocks outperformed small- and mid-cap stocks while value stocks outperformed growth stocks for the period. The Barclays U.S. Aggregate Bond Index rose 2.99%, as bonds generally outperformed stocks.

Contributors and Detractors

Information technology and health care holdings aided the Fund's results for the period. Within technology, BroadSoft, a provider of cloud-based telephony services, was a top performer during the period. The company's fourth quarter 2015 earnings exceeded analysts' forecasts. In general, the Fund's software and IT services names did better than those within the benchmark. Within health care, Ligand Pharmaceuticals and WellCare Health Plans were standout performers. Ligand Pharmaceuticals benefited from strong sales growth in Kyprolis and Promacta, two key products from

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COLUMBIA SELECT SMALLER-CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

which the company receives royalties. The company also saw strong uptake in its Captisol formulation technology, which helped drive strong earnings results. The new management team at WellCare Health Plans, a Medicare and Medicaid managed care company, continued to execute well on its turnaround strategy and efforts to improve the company's operating systems, which drove improved margins and earnings results. Elsewhere in the portfolio, Texas Roadhouse, a low-priced steakhouse chain, delivered solid gains for the Fund. Higher foot traffic, new store openings and lower beef prices aided the company's bottom line. Waste Connections, an integrated solid waste services company, with leading market share in several regions across the country, also was a top performer as investors reacted positively to the company's performance as well as a pending merger with the potential to drive further growth.

While the Fund typically has maintained an underweight in the financials sector (which composed more than 43% of the benchmark at period-end), the Fund's holdings underperformed the benchmark. Detractors included BofI Holding, which operates as Bank of the Internet. We bought the stock after it had experienced a significant decline due to a whistleblower suit. The stock has since rebounded and the company recently reported solid quarterly earnings growth. Still, it detracted from Fund returns. Ladder Capital, a commercial real estate finance company, also experienced a sharp decline. Within the consumer discretionary sector, homebuilder Beazer Homes USA underperformed. Low inventory and high prices deterred many first-time homebuyers from entering the market for new homes. High debt levels were a concern and execution was subpar. Recently, the company's stock traded below its book value. William Lyon Homes, another homebuilder, also struggled during the period after failing to meet earnings expectations.

Lack of exposure to utilities stocks detracted from relative results as the sector delivered solid gains for benchmark holdings. In the industrials sector, an out-of-benchmark position in Swift Transportation was a drag on results.

At Period's End

We believe that deflation remains a real threat to the global economy and a continued threat to banks in the financials sector. In our opinion, low interest rates and a challenging macroeconomic environment has forced many companies to become leaner and more efficient, which has made them more resilient. Against this backdrop, we will continue to adhere to a disciplined investment approach that emphasizes small-cap companies that we believe have the potential to maintain or accelerate their earnings growth in good economic times and bad.

Portfolio Breakdown (%) (at May 31, 2016)
Common Stocks	95.5
Limited Partnerships	2.0
Money Market Funds	2.5
Rights	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Equity Sector Breakdown (%) (at May 31, 2016)
Consumer Discretionary	14.7
Consumer Staples	5.4
Energy	6.0
Financials	19.0
Health Care	13.0
Industrials	10.3
Information Technology	17.8
Materials	8.2
Telecommunication Services	5.6
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

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COLUMBIA SELECT SMALLER-CAP VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	957.10	1,018.15	6.70	6.91	1.37
Class B	1,000.00	1,000.00	953.50	1,014.45	10.30	10.63	2.11
Class C	1,000.00	1,000.00	953.60	1,014.40	10.35	10.68	2.12
Class I	1,000.00	1,000.00	959.50	1,020.35	4.56	4.70	0.93
Class K	1,000.00	1,000.00	958.00	1,018.80	6.07	6.26	1.24
Class R	1,000.00	1,000.00	956.10	1,016.95	7.87	8.12	1.61
Class R4	1,000.00	1,000.00	958.50	1,019.40	5.48	5.65	1.12
Class R5	1,000.00	1,000.00	958.80	1,020.00	4.90	5.05	1.00
Class Y	1,000.00	1,000.00	959.40	1,020.30	4.60	4.75	0.94
Class Z	1,000.00	1,000.00	958.50	1,019.35	5.53	5.70	1.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

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COLUMBIA SELECT SMALLER-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 95.5%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 14.3%
Auto Components 3.2%
American Axle & Manufacturing Holdings, Inc.(a)	650,000	10,835,500
Motorcar Parts of America, Inc.(a)	405,765	12,156,719
Total		22,992,219
Hotels, Restaurants & Leisure 2.1%
Texas Roadhouse, Inc.	345,000	15,459,450
Household Durables 5.3%
Beazer Homes USA, Inc.(a)	981,148	7,702,012
Lennar Corp., Class A	315,000	14,354,550
William Lyon Homes, Inc. Class A(a)	970,000	15,733,400
Total		37,789,962
Specialty Retail 1.8%
Conn's, Inc.(a)	475,000	5,277,250
Vitamin Shoppe, Inc.(a)	260,000	7,862,400
Total		13,139,650
Textiles, Apparel & Luxury Goods 1.9%
Hanesbrands, Inc.	512,306	13,868,124
Total Consumer Discretionary		103,249,405
CONSUMER STAPLES 5.3%
Food Products 3.8%
Dean Foods Co.	765,000	13,984,200
Snyders-Lance, Inc.	2,048	63,304
WhiteWave Foods Co. (The)(a)	305,000	13,618,250
Total		27,665,754
Personal Products 1.5%
Herbalife Ltd.(a)	180,000	10,420,200
Total Consumer Staples		38,085,954
ENERGY 3.9%
Energy Equipment & Services 3.9%
Exterran Corp.(a)	460,000	5,763,800
Superior Energy Services, Inc.	725,000	12,499,000
Tetra Technologies, Inc.(a)	1,760,000	9,627,200
Total		27,890,000
Total Energy		27,890,000

Common Stocks (continued)

Issuer	Shares	Value ($)
FINANCIALS 18.5%
Banks 2.2%
Opus Bank	411,287	15,489,068
Insurance 10.0%
Endurance Specialty Holdings Ltd.	229,000	15,553,680
Hanover Insurance Group, Inc. (The)	169,363	14,680,385
Lincoln National Corp.	310,000	14,213,500
National General Holdings Corp.	578,969	12,002,027
State National Companies, Inc.	1,461,900	15,744,663
Total		72,194,255
Real Estate Investment Trusts (REITs) 3.9%
Gaming and Leisure Properties, Inc.	425,000	13,986,750
Ladder Capital Corp., Class A	1,125,099	13,849,969
Total		27,836,719
Thrifts & Mortgage Finance 2.4%
BofI Holding, Inc.(a)	930,000	17,456,100
Total Financials		132,976,142
HEALTH CARE 12.7%
Biotechnology 2.2%
Ligand Pharmaceuticals, Inc.(a)	131,500	15,726,085
Health Care Equipment & Supplies 2.6%
Analogic Corp.	180,754	14,821,828
DENTSPLY SIRONA, Inc.	63,497	3,946,974
Total		18,768,802
Health Care Providers & Services 5.7%
PharMerica Corp.(a)	725,000	19,263,250
WellCare Health Plans, Inc.(a)	215,000	21,805,300
Total		41,068,550
Pharmaceuticals 2.2%
Impax Laboratories, Inc.(a)	455,000	15,538,250
Total Health Care		91,101,687
INDUSTRIALS 10.1%
Aerospace & Defense 2.2%
Cubic Corp.	390,000	15,912,000
Airlines 2.4%
United Continental Holdings, Inc.(a)	377,213	17,008,534
Commercial Services & Supplies 2.2%
Waste Connections, Inc.	244,500	16,007,415

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA SELECT SMALLER-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Electrical Equipment 1.2%
EnerSys	136,000	8,176,320
Road & Rail 2.1%
Swift Transportation Co.(a)	980,000	15,268,400
Total Industrials		72,372,669
INFORMATION TECHNOLOGY 17.3%
Communications Equipment 6.1%
Calix, Inc.(a)(b)	2,668,265	18,037,472
Extreme Networks, Inc.(a)	5,161,241	19,044,979
Viavi Solutions, Inc.(a)	950,000	6,488,500
Total		43,570,951
Electronic Equipment, Instruments & Components 2.0%
Belden, Inc.	227,500	14,712,425
IT Services 3.8%
CACI International, Inc., Class A(a)	175,441	17,679,189
EPAM Systems, Inc.(a)	124,000	9,487,240
Total		27,166,429
Semiconductors & Semiconductor Equipment 2.1%
Ultratech, Inc.(a)	669,939	15,281,309
Software 3.3%
BroadSoft, Inc.(a)	550,000	23,980,000
Total Information Technology		124,711,114
MATERIALS 8.0%
Chemicals 5.5%
Ferro Corp.(a)	1,311,380	18,136,385
Minerals Technologies, Inc.	375,000	21,600,000
Total		39,736,385
Containers & Packaging 2.5%
Owens-Illinois, Inc.(a)	950,000	17,955,000
Total Materials		57,691,385
TELECOMMUNICATION SERVICES 5.4%
Diversified Telecommunication Services 1.4%
Globalstar, Inc.(a)	4,600,000	10,028,000
Wireless Telecommunication Services 4.0%
Telephone & Data Systems, Inc.	1,000,000	28,790,000
Total Telecommunication Services		38,818,000
Total Common Stocks (Cost: $569,473,293)		686,896,356

Rights —%

Issuer	Shares	Value ($)
INDUSTRIALS —%
Airlines —%
American Airlines Escrow(a)(c)(d)	52,560	—
Total Industrials		—
Total Rights (Cost: $—)		—

Limited Partnerships 2.0%

ENERGY 2.0%
Oil, Gas & Consumable Fuels 2.0%
Sunoco LP	425,000	14,097,250
Total Energy		14,097,250
Total Limited Partnerships (Cost: $14,685,498)		14,097,250

Money Market Funds 2.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.434%(b)(e)	18,408,562	18,408,562
Total Money Market Funds (Cost: $18,408,562)		18,408,562
Total Investments (Cost: $602,567,353)		719,402,168
Other Assets & Liabilities, Net		(567,298)
Net Assets		718,834,870

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA SELECT SMALLER-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	21,094,229	143,991,648	(146,677,315)	—	18,408,562	66,817	18,408,562
Calix, Inc.*	11,939,302	9,410,924	(1,533,723)	155,396	19,971,899	—	18,037,472
Total	33,033,531	153,402,572	(148,211,038)	155,396	38,380,461	66,817	36,446,034

*Issuer was not an affiliate for the entire period ended May 31, 2016.

(c)  Negligible market value.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2016, the value of these securities rounds to zero, which represents less than 0.01% of net assets.

(e)  The rate shown is the seven-day current annualized yield at May 31, 2016.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA SELECT SMALLER-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments
Common Stocks
Consumer Discretionary	103,249,405	—	—		103,249,405
Consumer Staples	38,085,954	—	—		38,085,954
Energy	27,890,000	—	—		27,890,000
Financials	132,976,142	—	—		132,976,142
Health Care	91,101,687	—	—		91,101,687
Industrials	72,372,669	—	—		72,372,669
Information Technology	124,711,114	—	—		124,711,114
Materials	57,691,385	—	—		57,691,385
Telecommunication Services	38,818,000	—	—		38,818,000
Total Common Stocks	686,896,356	—	—		686,896,356
Rights
Industrials	—	—	0	(a)	0	(a)
Limited Partnerships
Energy	14,097,250	—	—		14,097,250
Investments measured at net asset value
Money Market Funds	—	—	—		18,408,562
Total Investments	700,993,606	—	0	(a)	719,402,168

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions related to the potential actions of the respective company's restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA SELECT SMALLER-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $564,186,892)	$682,956,134
Affiliated issuers (identified cost $38,380,461)	36,446,034
Total investments (identified cost $602,567,353)	719,402,168
Receivable for:
Capital shares sold	244,720
Dividends	392,809
Prepaid expenses	475
Total assets	720,040,172
Liabilities
Due to custodian	104
Payable for:
Capital shares purchased	833,501
Investment management fees	67,339
Distribution and/or service fees	20,747
Transfer agent fees	96,060
Plan administration fees	1,580
Compensation of board members	68,230
Other expenses	117,741
Total liabilities	1,205,302
Net assets applicable to outstanding capital stock	$718,834,870
Represented by
Paid-in capital	$603,661,720
Excess of distributions over net investment income	(1,605,919)
Accumulated net realized gain	(55,746)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	118,769,242
Investments — affiliated issuers	(1,934,427)
Total — representing net assets applicable to outstanding capital stock	$718,834,870

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA SELECT SMALLER-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A
Net assets	$547,109,720
Shares outstanding	31,299,511
Net asset value per share	$17.48
Maximum offering price per share(a)	$18.55
Class B
Net assets	$4,062,835
Shares outstanding	298,410
Net asset value per share	$13.61
Class C
Net assets	$42,199,543
Shares outstanding	3,093,278
Net asset value per share	$13.64
Class I
Net assets	$14,741,653
Shares outstanding	745,842
Net asset value per share	$19.77
Class K
Net assets	$7,802,615
Shares outstanding	405,142
Net asset value per share	$19.26
Class R
Net assets	$12,386,325
Shares outstanding	745,469
Net asset value per share	$16.62
Class R4
Net assets	$4,146,834
Shares outstanding	210,091
Net asset value per share	$19.74
Class R5
Net assets	$10,476,143
Shares outstanding	532,737
Net asset value per share	$19.66
Class Y
Net assets	$4,545
Shares outstanding	225
Net asset value per share	$20.20
Class Z
Net assets	$75,904,657
Shares outstanding	3,897,378
Net asset value per share	$19.48

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA SELECT SMALLER-CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$5,138,132
Dividends — affiliated issuers	66,817
Total income	5,204,949
Expenses:
Investment management fees	4,133,633
Distribution and/or service fees
Class A	903,829
Class B	28,498
Class C	383,489
Class R	52,988
Transfer agent fees
Class A	634,361
Class B	5,000
Class C	67,370
Class K	3,369
Class R	18,610
Class R4	2,233
Class R5	2,054
Class Z	60,900
Plan administration fees
Class K	16,873
Compensation of board members	16,327
Custodian fees	6,885
Printing and postage fees	91,120
Registration fees	126,418
Audit fees	27,273
Legal fees	11,878
Other	32,972
Total expenses	6,626,080
Expense reductions	(1,060)
Total net expenses	6,625,020
Net investment loss	(1,420,071)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	38,583,000
Investments — affiliated issuers	155,396
Net realized gain	38,738,396
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(68,807,828)
Investments — affiliated issuers	(1,934,427)
Net change in unrealized depreciation	(70,742,255)
Net realized and unrealized loss	(32,003,859)
Net decrease in net assets from operations	$(33,423,930)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA SELECT SMALLER-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015(a)
Operations
Net investment loss	$(1,420,071)	$(3,486,291)
Net realized gain	38,738,396	85,038,143
Net change in unrealized depreciation	(70,742,255)	(30,545,151)
Net increase (decrease) in net assets resulting from operations	(33,423,930)	51,006,701
Distributions to shareholders
Net realized gains
Class A	(38,686,955)	(39,128,715)
Class B	(374,209)	(595,444)
Class C	(5,180,102)	(5,301,159)
Class I	(1,797,671)	(2,180,888)
Class K	(671,669)	(647,045)
Class R	(1,192,424)	(1,244,757)
Class R4	(148,808)	(37,893)
Class R5	(352,009)	(77,845)
Class Y	(231)	(249)
Class Z	(1,981,142)	(811,695)
Total distributions to shareholders	(50,385,220)	(50,025,690)
Increase in net assets from capital stock activity	294,071,608	21,795,198
Total increase in net assets	210,262,458	22,776,209
Net assets at beginning of year	508,572,412	485,796,203
Net assets at end of year	$718,834,870	$508,572,412
Excess of distributions over net investment income	$(1,605,919)	$(1,683,382)

(a) Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA SELECT SMALLER-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,755,651	32,875,134	1,755,344	36,732,705
Fund reorganization	12,043,498	205,510,234	—	—
Distributions reinvested	2,139,137	37,413,500	1,976,546	37,791,550
Redemptions	(3,267,799)	(59,435,238)	(3,099,726)	(65,322,645)
Net increase	12,670,487	216,363,630	632,164	9,201,610
Class B shares
Subscriptions	6,334	88,529	3,742	66,416
Fund reorganization	152,198	2,021,857	—	—
Distributions reinvested	27,295	373,116	38,059	590,671
Redemptions(b)	(112,896)	(1,639,308)	(138,028)	(2,376,083)
Net increase (decrease)	72,931	844,194	(96,227)	(1,718,996)
Class C shares
Subscriptions	311,446	4,606,907	276,348	4,703,998
Fund reorganization	600,175	7,994,231	—	—
Distributions reinvested	324,509	4,445,775	277,917	4,318,836
Redemptions	(684,855)	(9,725,429)	(421,017)	(7,279,055)
Net increase	551,275	7,321,484	133,248	1,743,779
Class I shares
Subscriptions	28,276	556,252	2,433	55,820
Fund reorganization	707,392	13,648,001	—	—
Distributions reinvested	91,053	1,797,384	102,761	2,180,579
Redemptions	(1,027,365)	(19,415,252)	(127,126)	(2,955,641)
Net decrease	(200,644)	(3,413,615)	(21,932)	(719,242)
Class K shares
Subscriptions	56,832	1,135,521	43,911	1,000,152
Fund reorganization	51,189	962,788	—	—
Distributions reinvested	34,860	671,391	31,063	646,745
Redemptions	(52,508)	(1,058,568)	(53,645)	(1,239,902)
Net increase	90,373	1,711,132	21,329	406,995
Class R shares
Subscriptions	271,194	4,718,515	182,581	3,633,458
Fund reorganization	165,788	2,691,341	—	—
Distributions reinvested	35,263	586,776	32,359	593,463
Redemptions	(302,027)	(5,292,023)	(214,269)	(4,344,564)
Net increase (decrease)	170,218	2,704,609	671	(117,643)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA SELECT SMALLER-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R4 shares
Subscriptions	92,634	1,899,826	17,935	411,417
Fund reorganization	103,705	1,997,612	—	—
Distributions reinvested	7,535	148,582	1,772	37,648
Redemptions	(14,258)	(291,189)	(4,446)	(99,960)
Net increase	189,616	3,754,831	15,261	349,105
Class R5 shares
Subscriptions	303,692	5,710,601	65,555	1,469,150
Fund reorganization	214,989	4,122,745	—	—
Distributions reinvested	17,573	345,129	3,363	71,086
Redemptions	(96,023)	(1,812,377)	(3,221)	(71,721)
Net increase	440,231	8,366,098	65,697	1,468,515
Class Y shares
Subscriptions	—	—	108	(2,692)
Fund reorganization	117	2,304	—	—
Net increase (decrease)	117	2,304	108	(2,692)
Class Z shares
Subscriptions	4,032,601	73,991,169	648,117	14,776,215
Fund reorganization	376,355	7,152,263	—	—
Distributions reinvested	94,344	1,835,931	35,120	737,159
Redemptions	(1,398,554)	(26,562,422)	(191,002)	(4,329,607)
Net increase	3,104,746	56,416,941	492,235	11,183,767
Total net increase	17,089,350	294,071,608	1,242,554	21,795,198

(a) Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,										Year Ended December 31,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$21.36		$21.52		$18.82		$14.31		$13.69		$15.97
Income from investment operations:
Net investment loss	(0.05)		(0.14)		(0.03)		(0.11)		(0.06)		(0.12)
Net realized and unrealized gain (loss)	(1.70)		2.28		4.17		5.06		0.68		(1.40)
Total from investment operations	(1.75)		2.14		4.14		4.95		0.62		(1.52)
Less distributions to shareholders:
Net realized gains	(2.13)		(2.30)		(1.44)		(0.44)		—		(0.76)
Total distributions to shareholders	(2.13)		(2.30)		(1.44)		(0.44)		—		(0.76)
Net asset value, end of period	$17.48		$21.36		$21.52		$18.82		$14.31		$13.69
Total return	(8.19%)		11.21%		22.30%		35.23%		4.53%		(9.42%)
Ratios to average net assets(b)
Total gross expenses	1.36%		1.38%		1.41%		1.51%		1.48	%(c)	1.48%
Total net expenses(d)	1.36	%(e)	1.38	%(e)	1.40	%(e)	1.39	%(e)	1.41	%(c)	1.42	%(e)
Net investment loss	(0.26%)		(0.67%)		(0.14%)		(0.67%)		(0.87	%)(c)	(0.77%)
Supplemental data
Net assets, end of period (in thousands)	$547,110		$397,847		$387,317		$325,677		$283,740		$295,973
Portfolio turnover	27%		26%		22%		9%		3%		18%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended December 31,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$17.27		$17.97		$16.04		$12.34		$11.84		$14.04
Income from investment operations:
Net investment loss	(0.15)		(0.25)		(0.16)		(0.19)		(0.09)		(0.21)
Net realized and unrealized gain (loss)	(1.38)		1.85		3.53		4.33		0.59		(1.23)
Total from investment operations	(1.53)		1.60		3.37		4.14		0.50		(1.44)
Less distributions to shareholders:
Net realized gains	(2.13)		(2.30)		(1.44)		(0.44)		—		(0.76)
Total distributions to shareholders	(2.13)		(2.30)		(1.44)		(0.44)		—		(0.76)
Net asset value, end of period	$13.61		$17.27		$17.97		$16.04		$12.34		$11.84
Total return	(8.90%)		10.36%		21.33%		34.28%		4.22%		(10.15%)
Ratios to average net assets(b)
Total gross expenses	2.11%		2.13%		2.16%		2.26%		2.23	%(c)	2.23%
Total net expenses(d)	2.11	%(e)	2.13	%(e)	2.15	%(e)	2.14	%(e)	2.16	%(c)	2.16	%(e)
Net investment loss	(1.01%)		(1.41%)		(0.92%)		(1.41%)		(1.62	%)(c)	(1.52%)
Supplemental data
Net assets, end of period (in thousands)	$4,063		$3,894		$5,782		$8,356		$12,565		$13,501
Portfolio turnover	27%		26%		22%		9%		3%		18%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended December 31,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$17.30		$18.00		$16.06		$12.36		$11.86		$14.06
Income from investment operations:
Net investment loss	(0.15)		(0.25)		(0.16)		(0.19)		(0.09)		(0.21)
Net realized and unrealized gain (loss)	(1.38)		1.85		3.54		4.33		0.59		(1.23)
Total from investment operations	(1.53)		1.60		3.38		4.14		0.50		(1.44)
Less distributions to shareholders:
Net realized gains	(2.13)		(2.30)		(1.44)		(0.44)		—		(0.76)
Total distributions to shareholders	(2.13)		(2.30)		(1.44)		(0.44)		—		(0.76)
Net asset value, end of period	$13.64		$17.30		$18.00		$16.06		$12.36		$11.86
Total return	(8.89%)		10.35%		21.37%		34.23%		4.22%		(10.13%)
Ratios to average net assets(b)
Total gross expenses	2.11%		2.13%		2.16%		2.26%		2.23	%(c)	2.23%
Total net expenses(d)	2.11	%(e)	2.13	%(e)	2.15	%(e)	2.14	%(e)	2.16	%(c)	2.17	%(e)
Net investment loss	(1.02%)		(1.42%)		(0.91%)		(1.42%)		(1.63	%)(c)	(1.52%)
Supplemental data
Net assets, end of period (in thousands)	$42,200		$43,974		$43,354		$38,785		$33,327		$37,511
Portfolio turnover	27%		26%		22%		9%		3%		18%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,						Year Ended December 31,
Class I	2016	2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$23.75	$23.57	$20.41	$15.41	$14.71		$17.02
Income from investment operations:
Net investment income (loss)	0.04	(0.05)	0.07	(0.04)	(0.03)		(0.04)
Net realized and unrealized gain (loss)	(1.89)	2.53	4.53	5.48	0.73		(1.51)
Total from investment operations	(1.85)	2.48	4.60	5.44	0.70		(1.55)
Less distributions to shareholders:
Net realized gains	(2.13)	(2.30)	(1.44)	(0.44)	—		(0.76)
Total distributions to shareholders	(2.13)	(2.30)	(1.44)	(0.44)	—		(0.76)
Net asset value, end of period	$19.77	$23.75	$23.57	$20.41	$15.41		$14.71
Total return	(7.77%)	11.70%	22.83%	35.91%	4.76%		(9.01%)
Ratios to average net assets(b)
Total gross expenses	0.93%	0.93%	0.93%	0.96%	0.98	%(c)	0.94%
Total net expenses(d)	0.93%	0.93%	0.93%	0.93%	0.94	%(c)	0.91%
Net investment income (loss)	0.19%	(0.22%)	0.32%	(0.21%)	(0.38	%)(c)	(0.24%)
Supplemental data
Net assets, end of period (in thousands)	$14,742	$22,479	$22,829	$26,109	$20,764		$14,419
Portfolio turnover	27%	26%	22%	9%	3%		18%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,						Year Ended December 31,
Class K	2016	2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$23.27	$23.20	$20.17	$15.28	$14.60		$16.94
Income from investment operations:
Net investment income (loss)	(0.03)	(0.12)	0.01	(0.09)	(0.04)		(0.09)
Net realized and unrealized gain (loss)	(1.85)	2.49	4.46	5.42	0.72		(1.49)
Total from investment operations	(1.88)	2.37	4.47	5.33	0.68		(1.58)
Less distributions to shareholders:
Net realized gains	(2.13)	(2.30)	(1.44)	(0.44)	—		(0.76)
Total distributions to shareholders	(2.13)	(2.30)	(1.44)	(0.44)	—		(0.76)
Net asset value, end of period	$19.26	$23.27	$23.20	$20.17	$15.28		$14.60
Total return	(8.07%)	11.39%	22.45%	35.49%	4.66%		(9.23%)
Ratios to average net assets(b)
Total gross expenses	1.24%	1.23%	1.23%	1.26%	1.23	%(c)	1.22%
Total net expenses(d)	1.24%	1.23%	1.23%	1.23%	1.20	%(c)	1.18%
Net investment income (loss)	(0.14%)	(0.52%)	0.05%	(0.51%)	(0.65	%)(c)	(0.53%)
Supplemental data
Net assets, end of period (in thousands)	$7,803	$7,323	$6,809	$5,083	$3,812		$3,642
Portfolio turnover	27%	26%	22%	9%	3%		18%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended December 31,
Class R	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$20.46		$20.77		$18.25		$13.92		$13.33		$15.62
Income from investment operations:
Net investment loss	(0.09)		(0.19)		(0.08)		(0.14)		(0.07)		(0.16)
Net realized and unrealized gain (loss)	(1.62)		2.18		4.04		4.91		0.66		(1.37)
Total from investment operations	(1.71)		1.99		3.96		4.77		0.59		(1.53)
Less distributions to shareholders:
Net realized gains	(2.13)		(2.30)		(1.44)		(0.44)		—		(0.76)
Total distributions to shareholders	(2.13)		(2.30)		(1.44)		(0.44)		—		(0.76)
Net asset value, end of period	$16.62		$20.46		$20.77		$18.25		$13.92		$13.33
Total return	(8.36%)		10.87%		22.01%		34.92%		4.43%		(9.69%)
Ratios to average net assets(b)
Total gross expenses	1.61%		1.63%		1.66%		1.76%		1.73	%(c)	1.73%
Total net expenses(d)	1.61	%(e)	1.63	%(e)	1.65	%(e)	1.64	%(e)	1.67	%(c)	1.67	%(e)
Net investment loss	(0.52%)		(0.92%)		(0.40%)		(0.92%)		(1.14	%)(c)	(1.02%)
Supplemental data
Net assets, end of period (in thousands)	$12,386		$11,772		$11,933		$10,684		$9,248		$11,156
Portfolio turnover	27%		26%		22%		9%		3%		18%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$23.76		$23.63		$20.49		$15.99
Income from investment operations:
Net investment income (loss)	0.01		(0.10)		0.02		(0.04)
Net realized and unrealized gain (loss)	(1.90)		2.53		4.56		4.98
Total from investment operations	(1.89)		2.43		4.58		4.94
Less distributions to shareholders:
Net realized gains	(2.13)		(2.30)		(1.44)		(0.44)
Total distributions to shareholders	(2.13)		(2.30)		(1.44)		(0.44)
Net asset value, end of period	$19.74		$23.76		$23.63		$20.49
Total return	(7.94%)		11.45%		22.64%		31.47%
Ratios to average net assets(b)
Total gross expenses	1.12%		1.13%		1.16%		1.27	%(c)
Total net expenses(d)	1.12	%(e)	1.13	%(e)	1.15	%(e)	1.14	%(c)
Net investment income (loss)	0.03%		(0.44%)		0.07%		(0.37	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$4,147		$486		$123		$3
Portfolio turnover	27%		26%		22%		9%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,						Year Ended December 31,
Class R5	2016	2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$23.65	$23.49	$20.35	$15.40	$14.70		$17.01
Income from investment operations:
Net investment income (loss)	0.02	(0.07)	0.07	(0.05)	(0.03)		(0.05)
Net realized and unrealized gain (loss)	(1.88)	2.53	4.51	5.44	0.73		(1.50)
Total from investment operations	(1.86)	2.46	4.58	5.39	0.70		(1.55)
Less distributions to shareholders:
Net realized gains	(2.13)	(2.30)	(1.44)	(0.44)	—		(0.76)
Total distributions to shareholders	(2.13)	(2.30)	(1.44)	(0.44)	—		(0.76)
Net asset value, end of period	$19.66	$23.65	$23.49	$20.35	$15.40		$14.70
Total return	(7.85%)	11.65%	22.80%	35.60%	4.76%		(9.02%)
Ratios to average net assets(b)
Total gross expenses	0.99%	0.98%	0.98%	0.98%	0.98	%(c)	0.97%
Total net expenses(d)	0.99%	0.98%	0.98%	0.98%	0.95	%(c)	0.93%
Net investment income (loss)	0.10%	(0.29%)	0.32%	(0.31%)	(0.41	%)(c)	(0.28%)
Supplemental data
Net assets, end of period (in thousands)	$10,476	$2,188	$630	$352	$2,145		$2,046
Portfolio turnover	27%	26%	22%	9%	3%		18%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2016	2015(a)
Per share data
Net asset value, beginning of period	$24.21	$23.11
Income from investment operations:
Net investment income (loss)	0.04	(0.02)
Net realized and unrealized gain (loss)	(1.92)	3.42
Total from investment operations	(1.88)	3.40
Less distributions to shareholders:
Net realized gains	(2.13)	(2.30)
Total distributions to shareholders	(2.13)	(2.30)
Net asset value, end of period	$20.20	$24.21
Total return	(7.74%)	15.90%
Ratios to average net assets(b)
Total gross expenses	0.94%	0.88	%(c)
Total net expenses(d)	0.94%	0.88	%(c)
Net investment income (loss)	0.16%	(0.15	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$5	$3
Portfolio turnover	27%	26%

Notes to Financial Highlights

(a)  Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended December 31,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$23.47		$23.37		$20.28		$15.35		$14.67		$17.01
Income from investment operations:
Net investment income (loss)	(0.01)		(0.10)		0.05		(0.07)		(0.04)		(0.08)
Net realized and unrealized gain (loss)	(1.85)		2.50		4.48		5.44		0.72		(1.50)
Total from investment operations	(1.86)		2.40		4.53		5.37		0.68		(1.58)
Less distributions to shareholders:
Net realized gains	(2.13)		(2.30)		(1.44)		(0.44)		—		(0.76)
Total distributions to shareholders	(2.13)		(2.30)		(1.44)		(0.44)		—		(0.76)
Net asset value, end of period	$19.48		$23.47		$23.37		$20.28		$15.35		$14.67
Total return	(7.91%)		11.44%		22.63%		35.59%		4.63%		(9.19%)
Ratios to average net assets(b)
Total gross expenses	1.12%		1.13%		1.16%		1.26%		1.23	%(c)	1.20%
Total net expenses(d)	1.12	%(e)	1.13	%(e)	1.15	%(e)	1.14	%(e)	1.16	%(c)	1.19	%(e)
Net investment income (loss)	(0.05%)		(0.44%)		0.22%		(0.42%)		(0.62	%)(c)	(0.50%)
Supplemental data
Net assets, end of period (in thousands)	$75,905		$18,605		$7,019		$3,467		$2,417		$1,892
Portfolio turnover	27%		26%		22%		9%		3%		18%

Notes to Financial Highlights

(a)  For the period from January 1, 2012 to May 31, 2012. During the period, the Fund's fiscal year end was changed from December 31 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no

Annual Report 2016
27

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Annual Report 2016
28

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc.

(Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.75% as the Fund's net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 0.87% of the Fund's average daily net assets.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,312,061, and the administrative services fee paid to the Investment Manager was $132,861.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2016, other expenses paid by the Fund to this company were $1,500.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment

Annual Report 2016
29

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R	0.18
Class R4	0.18
Class R5	0.05
Class Z	0.18

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At May 31, 2016, the Fund's total potential future obligation over the life of the Guaranty is $60,638. The liability remaining at May 31, 2016 for non-recurring charges associated with the lease amounted to $35,481 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $1,060.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $605,000 and $2,480,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the

Annual Report 2016
30

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $215,662 for Class A, $156 for Class B and $717 for Class C shares for the year ended May 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap October 1, 2015 through September 30, 2016	Voluntary Expense Cap Prior to October 1, 2015
Class A	1.38%	1.38%
Class B	2.13	2.13
Class C	2.13	2.13
Class I	1.00	0.97
Class K	1.30	1.27
Class R	1.63	1.63
Class R4	1.13	1.13
Class R5	1.05	1.02
Class Y	1.00	0.97
Class Z	1.13	1.13

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, investments in partnerships, net operating loss reclassification, non-deductible expenses, late-year ordinary losses and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,497,534
Accumulated net realized loss	(13,155,881)
Paid-in capital	11,658,347

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2016	2015
Long-term capital gains	50,385,220	50,025,690

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	4,151,513
Capital loss carryforwards	(4,093,908)
Net unrealized appreciation	117,184,871

At May 31, 2016, the cost of investments for federal income tax purposes was $602,217,297 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$145,398,565
Unrealized depreciation	(28,213,694)
Net unrealized appreciation	$117,184,871

Annual Report 2016
31

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

The following capital loss carryforwards, determined at May 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	4,093,908

For the year ended May 31, 2016, $12,974,757 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2016, the Fund will elect to treat late-year ordinary losses of $2,002,873 as arising on June 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $130,338,614 and $124,974,123, respectively, for the year ended May 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended May 31, 2016.

Note 8. Fund Reorganization

At the close of business on May 20, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia Multi-Advisor Small Cap Value Fund, a series of Columbia Funds Series Trust II (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on April 15, 2016. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the reorganization were $462,589,977 and the combined net assets immediately after the reorganization were $708,693,354.

The reorganization was accomplished by a tax-free exchange of 43,781,097 shares of the acquired fund valued at $246,103,376 (including $21,893,545 of unrealized appreciation).

Annual Report 2016
32

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	12,043,498
Class B	152,198
Class C	600,175
Class I	707,392
Class K	51,189
Class R	165,788
Class R4	103,705
Class R5	214,989
Class Y	117
Class Z	376,355

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on June 1, 2015, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized (depreciation) and net decrease in net assets from operations for the year ended May 31, 2016 would have been approximately $0.1 million, $38.2 million, $(113.3) million and $(75.0) million, respectively.

Note 9. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, affiliated shareholders of record owned 63.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise

Annual Report 2016
33

COLUMBIA SELECT SMALLER-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
34

COLUMBIA SELECT SMALLER-CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Select Smaller-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Smaller-Cap Value Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 25, 2016

Annual Report 2016
35

COLUMBIA SELECT SMALLER-CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$13,244,610

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
36

COLUMBIA SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
37

COLUMBIA SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
38

COLUMBIA SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

Annual Report 2016
39

COLUMBIA SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
40

COLUMBIA SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

176

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
41

COLUMBIA SELECT SMALLER-CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
42

COLUMBIA SELECT SMALLER-CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
43

Columbia Select Smaller-Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN218_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA SMALL/MID CAP VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

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PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA SMALL/MID CAP VALUE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	37
Federal Income Tax Information	38
Trustees and Officers	39
Important Information About This Report	45

Annual Report 2016

COLUMBIA SMALL/MID CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Small/Mid Cap Value Fund (the Fund) Class A shares returned -9.09% excluding sales charges for the 12-month period that ended May 31, 2016.

■  The Fund underperformed its benchmark, the Russell 2500 Value Index, which returned -1.43% for the same period.

■  Stock selection in the financials, information technology, consumer discretionary and consumer staples sectors detracted most from results relative to the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	02/14/02
Excluding sales charges		-9.09	6.37	5.38
Including sales charges		-14.30	5.12	4.76
Class B	02/14/02
Excluding sales charges		-9.82	5.56	4.58
Including sales charges		-14.03	5.25	4.58
Class C	02/14/02
Excluding sales charges		-9.83	5.57	4.59
Including sales charges		-10.67	5.57	4.59
Class I	03/04/04	-8.76	6.84	5.86
Class K	02/14/02	-9.00	6.51	5.54
Class R*	12/11/06	-9.43	6.09	5.08
Class R4*	12/11/06	-8.98	6.51	5.40
Class R5*	12/11/06	-8.77	6.76	5.78
Class W*	12/01/06	-9.10	6.39	5.41
Class Y*	06/13/13	-8.80	6.61	5.50
Class Z*	09/27/10	-8.89	6.61	5.54
Russell 2500 Value Index		-1.43	8.89	6.52

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell's leading style methodology.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA SMALL/MID CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2006 – May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small/Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

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4

COLUMBIA SMALL/MID CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended May 31, 2016, the Fund's Class A shares returned -9.09% excluding sales charges. The Fund underperformed its benchmark, the Russell 2500 Value Index, which returned -1.43% for the same time period. Fund performance was largely driven by stock selection. Holdings in the financials, information technology, consumer discretionary and consumer staples sectors detracted from relative results. Stock selection in the energy and health care sectors aided relative results, even though both sectors were down for the period.

Bad Start, Good Finish: Investor Sentiment Drove Markets

During the first half of the 12-month period ended May 31, 2016, lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on investor confidence. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising U.S. dollar rounded the list of mounting pressures in 2015.

However, both the price of oil and the U.S. dollar reversed course in the first five months of 2016. The U.S. economy continued to expand modestly, and economic growth in Europe picked up, if ever so slightly. The U.S. manufacturing sector regained some traction in the final months of the period, and the U.S. labor markets recovered to full employment for the first time since the Great Recession. In May, the unemployment rate fell to 4.7% even though the number of new jobs added in May was surprisingly low. The lower unemployment figure reflected a significant fall-off in the number of workers seeking employment. The sharp fall-off in new jobs added in May likely reflects the difficulty employers have had in filling jobs that target skilled, highly educated workers. The Federal Reserve (the Fed) responded cautiously to the weak jobs reports. After raising the target range of its benchmark interest rate by a quarter of a point in December 2015, it took no further action in the first five months of 2016.

In a risk-averse environment, stocks fell sharply in the first half of the period, then rebounded as investors grew more confident in the second half. Despite two major downdrafts, the S&P 500 Index rose 1.72% for the 12 months ended May 31, 2016. Large-company stocks outperformed small- and mid-cap stocks while value outperformed growth stocks for the period. Bonds generally outperformed stocks. The Barclays U.S. Aggregate Bond Index rose 2.99%.

Contributors and Detractors

Fund performance was largely driven by stock selection, which accounted for the Fund's strong results in the energy and health care sectors and also for its overall shortfall relative to the benchmark.

In the energy sector, the Fund was underweight, which proved beneficial as energy stocks sold off broadly in 2015. However, the Fund's stock selection within the energy sector resulted in better performance than

Portfolio Management

Jarl Ginsberg, CFA, CAIA

Christian Stadlinger, Ph.D., CFA

David Hoffman

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2016)
Steel Dynamics, Inc.	1.4
Huntington Bancshares, Inc.	1.4
ITC Holdings Corp.	1.4
Highwoods Properties, Inc.	1.3
Martin Marietta Materials, Inc.	1.3
Southwest Gas Corp.	1.3
Teleflex, Inc.	1.3
VCA, Inc.	1.3
South Jersey Industries, Inc.	1.3
Alexandria Real Estate Equities, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016
5

COLUMBIA SMALL/MID CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at May 31, 2016)
Common Stocks	97.8
Limited Partnerships	0.9
Money Market Funds	1.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at May 31, 2016)
Consumer Discretionary	12.1
Consumer Staples	3.7
Energy	6.5
Financials	34.8
Health Care	5.7
Industrials	12.9
Information Technology	8.5
Materials	7.2
Utilities	8.6
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund's prospectus for information on these and other risks.

energy stocks within the benchmark. The top energy contributor for the Fund was Parsley Energy, a company that focuses on the acquisition, development and exploitation of unconventional oil and natural gas reserves in the Permian Basin. In the health care sector, the Fund was overweight in certain stocks that did well despite headwinds from the political backlash over drug pricing. Teleflex, which develops single-use medical devices used by hospitals, and VCA, which engages in veterinary services and diagnostic testing, were two standout performers.

Stock selection in the financials, technology and consumer sectors detracted from performance. In the financials sector, Lazard sold off with the broader equity markets, given the company's exposure to asset management and the financial advisory business. American Equity Investment Life was another disappointment. The company's shares lost ground after an unexpected change in Department of Labor regulations took a toll on its annuity business. We believe both stocks were overly punished and maintained both positions. Radian Group and MGIC Investment, both mortgage insurers, were hurt by profit taking as the housing recovery was less robust than expected. We sold Radian Group but held onto MGIC Investment. Texas Capital Bancshares was hurt by concerns over the company's significant energy exposure, and we exited the name. An overall underweight in financials, particularly in banks, was also a drag on performance. We remained wary of bank stocks in the current interest rate environment.

Software and internet software and services stocks were hard hit in the information technology sector. Within software, Mentor Graphics was a significant detractor. The company provides electronic design automation systems for different industries. We sold the stock. Stock selection within the consumer discretionary and consumer staples sectors also detracted from relative performance. SUPERVALU, a supermarket and food distributor, Party City, a specialty retailer and TravelCenters of America, which operates truck stops and convenience stores in the United States, were three disappointments. We exited SUPERVALU and Party City but continued to own shares of TravelCenters of America. We believe the company's operating performance remained consistent with our expectations, and we believe the weakness in the company's performance has the potential to be temporary.

At Period's End

Relative to the benchmark, the Fund remained underweight in financials, given our concern about interest rates. The Fund was also underweight in utilities, telecommunications, materials, information technology and energy at the end of the period. The Fund's largest overweight allocations were in the consumer discretionary, health care, consumer staples and industrials sectors.

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6

COLUMBIA SMALL/MID CAP VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	966.00	1,018.70	6.19	6.36	1.26
Class B	1,000.00	1,000.00	961.80	1,014.95	9.86	10.13	2.01
Class C	1,000.00	1,000.00	961.80	1,014.95	9.86	10.13	2.01
Class I	1,000.00	1,000.00	968.00	1,021.00	3.94	4.04	0.80
Class K	1,000.00	1,000.00	966.30	1,019.30	5.60	5.76	1.14
Class R	1,000.00	1,000.00	964.20	1,017.45	7.41	7.62	1.51
Class R4	1,000.00	1,000.00	966.10	1,019.95	4.96	5.10	1.01
Class R5	1,000.00	1,000.00	967.60	1,020.55	4.38	4.50	0.89
Class W	1,000.00	1,000.00	966.30	1,018.70	6.19	6.36	1.26
Class Y	1,000.00	1,000.00	967.10	1,020.75	4.18	4.29	0.85
Class Z	1,000.00	1,000.00	966.80	1,019.95	4.97	5.10	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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7

COLUMBIA SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.3%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 11.9%
Auto Components 2.6%
Cooper-Standard Holding, Inc.(a)	67,000	5,758,650
Motorcar Parts of America, Inc.(a)	210,000	6,291,600
Tenneco, Inc.(a)	180,000	9,669,600
Total		21,719,850
Diversified Consumer Services 1.7%
Houghton Mifflin Harcourt Co.(a)	277,800	4,778,160
Nord Anglia Education, Inc.(a)	415,000	9,221,300
Total		13,999,460
Hotels, Restaurants & Leisure 1.4%
Penn National Gaming, Inc.(a)	445,000	6,973,150
Red Robin Gourmet Burgers, Inc.(a)	100,000	5,071,000
Total		12,044,150
Household Durables 1.9%
D.R. Horton, Inc.	310,000	9,473,600
Helen of Troy Ltd.(a)	63,000	6,478,290
Total		15,951,890
Media 1.9%
AMC Entertainment Holdings, Inc., Class A	300,000	8,622,000
Sinclair Broadcast Group, Inc., Class A	240,000	7,591,200
Total		16,213,200
Specialty Retail 1.4%
Children's Place, Inc. (The)	53,000	3,735,440
Express, Inc.(a)	365,000	5,307,100
TravelCenters of America LLC(a)	460,000	3,252,200
Total		12,294,740
Textiles, Apparel & Luxury Goods 1.0%
Skechers U.S.A., Inc., Class A(a)	267,000	8,322,390
Total Consumer Discretionary		100,545,680
CONSUMER STAPLES 3.6%
Food & Staples Retailing 0.9%
Performance Food Group Co.(a)	315,000	7,821,450
Food Products 2.7%
Darling Ingredients, Inc.(a)	410,000	6,293,500
Post Holdings, Inc.(a)	92,000	6,992,920
TreeHouse Foods, Inc.(a)	101,000	9,564,700
Total		22,851,120
Total Consumer Staples		30,672,570

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 6.4%
Energy Equipment & Services 1.2%
Rowan Companies PLC, Class A	310,000	5,248,300
Weatherford International PLC(a)	900,000	5,049,000
Total		10,297,300
Oil, Gas & Consumable Fuels 5.2%
Aegean Marine Petroleum Network, Inc.	560,000	3,729,600
Carrizo Oil & Gas, Inc.(a)	155,000	5,967,500
Matador Resources Co.(a)	450,000	10,224,000
Parsley Energy, Inc., Class A(a)	370,000	9,645,900
PDC Energy, Inc.(a)	130,000	7,546,500
Whiting Petroleum Corp.(a)	550,000	6,792,500
Total		43,906,000
Total Energy		54,203,300
FINANCIALS 33.3%
Banks 9.0%
Bank of the Ozarks, Inc.	105,000	4,085,550
Customers Bancorp, Inc.(a)	350,000	9,411,500
East West Bancorp, Inc.	247,000	9,534,200
First Republic Bank	115,000	8,327,150
Huntington Bancshares, Inc.	1,100,000	11,495,000
Prosperity Bancshares, Inc.	158,000	8,508,300
Umpqua Holdings Corp.	525,000	8,394,750
Wilshire Bancorp, Inc.	550,000	6,286,500
Zions Bancorporation	375,000	10,507,500
Total		76,550,450
Capital Markets 2.0%
E*TRADE Financial Corp.(a)	350,000	9,761,500
Virtu Financial, Inc. Class A	400,000	7,124,000
Total		16,885,500
Insurance 6.3%
American Equity Investment Life Holding Co.	445,000	7,213,450
Amtrust Financial Services, Inc.	364,000	9,653,280
Assured Guaranty Ltd.	395,000	10,621,550
CNO Financial Group, Inc.	347,200	7,044,688
FNF Group	130,000	4,543,500
Hartford Financial Services Group, Inc. (The)	145,000	6,549,650
Willis Towers Watson PLC	60,000	7,681,200
Total		53,307,318

The accompanying Notes to Financial Statements are an integral part of this statement.

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8

COLUMBIA SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 12.9%
Alexandria Real Estate Equities, Inc.	110,000	10,659,000
American Assets Trust, Inc.	245,000	9,802,450
Chesapeake Lodging Trust	292,000	6,961,280
CubeSmart	220,000	7,004,800
First Industrial Realty Trust, Inc.	345,000	8,542,200
Highwoods Properties, Inc.	230,000	11,191,800
Hospitality Properties Trust	225,000	5,760,000
Mack-Cali Realty Corp.	365,000	9,577,600
Mid-America Apartment Communities, Inc.	71,000	7,312,290
PS Business Parks, Inc.	78,000	7,700,940
QTS Realty Trust Inc., Class A	172,000	8,887,240
Sun Communities, Inc.	103,000	7,192,490
Tanger Factory Outlet Centers, Inc.	250,000	8,805,000
Total		109,397,090
Thrifts & Mortgage Finance 3.1%
EverBank Financial Corp.	660,000	10,111,200
Flagstar Bancorp, Inc.(a)	410,000	9,938,400
MGIC Investment Corp.(a)	850,000	5,992,500
Total		26,042,100
Total Financials		282,182,458
HEALTH CARE 5.6%
Biotechnology 0.6%
Emergent Biosolutions, Inc.(a)	110,000	4,826,800
Health Care Equipment & Supplies 2.2%
Globus Medical, Inc., Class A(a)	305,000	7,393,200
Teleflex, Inc.	68,000	10,954,800
Total		18,348,000
Health Care Providers & Services 2.1%
Amsurg Corp.(a)	58,000	4,337,820
LifePoint Health, Inc.(a)	45,000	2,983,050
VCA, Inc.(a)	167,000	10,843,310
Total		18,164,180
Pharmaceuticals 0.7%
Catalent, Inc.(a)	210,000	5,905,200
Total Health Care		47,244,180

Common Stocks (continued)

Issuer	Shares	Value ($)
INDUSTRIALS 12.7%
Airlines 1.5%
Alaska Air Group, Inc.	85,000	5,644,000
Spirit Airlines, Inc.(a)	164,000	7,129,080
Total		12,773,080
Building Products 0.5%
Apogee Enterprises, Inc.	90,000	4,069,800
Commercial Services & Supplies 2.8%
ABM Industries, Inc.	257,000	8,781,690
Deluxe Corp.	160,000	10,420,800
Steelcase, Inc., Class A	300,000	4,788,000
Total		23,990,490
Construction & Engineering 2.7%
Granite Construction, Inc.	173,000	7,426,890
Jacobs Engineering Group, Inc.(a)	124,000	6,285,560
MasTec, Inc.(a)	410,000	9,430,000
Total		23,142,450
Machinery 3.2%
Actuant Corp., Class A	180,000	4,912,200
Barnes Group, Inc.	205,000	6,844,950
Joy Global, Inc.	260,000	4,427,800
Oshkosh Corp.	193,000	8,860,630
Wabash National Corp.(a)	170,000	2,410,600
Total		27,456,180
Road & Rail 0.4%
Swift Transportation Co.(a)	185,000	2,882,300
Trading Companies & Distributors 1.6%
Beacon Roofing Supply, Inc.(a)	195,000	8,414,250
Neff Corp. Class A(a)(b)	540,549	5,010,889
Total		13,425,139
Total Industrials		107,739,439
INFORMATION TECHNOLOGY 8.3%
Communications Equipment 1.2%
Finisar Corp.(a)	370,000	6,223,400
Oclaro, Inc.(a)	775,000	3,882,750
Total		10,106,150
Electronic Equipment, Instruments & Components 0.7%
Fabrinet(a)	165,000	5,857,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 0.8%
Booz Allen Hamilton Holdings Corp.	250,000	7,317,500
Semiconductors & Semiconductor Equipment 3.6%
Cirrus Logic, Inc.(a)	175,000	6,300,000
Cypress Semiconductor Corp.	735,000	7,813,050
Integrated Device Technology, Inc.(a)	340,000	7,939,000
Kulicke & Soffa Industries, Inc.(a)	660,000	8,243,400
Total		30,295,450
Software 1.3%
AVG Technologies NV(a)	230,000	4,420,600
Ebix, Inc.	50,000	2,261,500
Take-Two Interactive Software, Inc.(a)	111,000	4,319,010
Total		11,001,110
Technology Hardware, Storage & Peripherals 0.7%
Super Micro Computer, Inc.(a)	233,000	6,113,920
Total Information Technology		70,691,630
MATERIALS 7.0%
Chemicals 3.8%
Albemarle Corp.	133,000	10,440,500
Cabot Corp.	160,000	7,313,600
Huntsman Corp.	355,000	5,300,150
Olin Corp.	240,000	5,522,400
Orion Engineered Carbons SA	245,200	3,891,324
Total		32,467,974
Construction Materials 1.3%
Martin Marietta Materials, Inc.	59,000	11,153,360
Metals & Mining 1.9%
Steel Dynamics, Inc.	475,000	11,727,750
United States Steel Corp.	300,000	4,341,000
Total		16,068,750
Total Materials		59,690,084
UTILITIES 8.5%
Electric Utilities 2.6%
ITC Holdings Corp.	255,000	11,352,600
Pinnacle West Capital Corp.	143,000	10,523,370
Total		21,875,970

Common Stocks (continued)

Issuer	Shares	Value ($)
Gas Utilities 4.7%
AGL Resources, Inc.	160,000	10,528,000
New Jersey Resources Corp.	215,000	7,557,250
South Jersey Industries, Inc.	375,000	10,833,750
Southwest Gas Corp.	160,000	11,108,800
Total		40,027,800
Multi-Utilities 1.2%
CMS Energy Corp.	236,000	9,869,520
Total Utilities		71,773,290
Total Common Stocks (Cost: $716,776,603)		824,742,631

Limited Partnerships 0.9%

FINANCIALS 0.9%
Capital Markets 0.9%
Lazard Ltd., Class A	218,000	7,669,240
Total Financials		7,669,240
Total Limited Partnerships (Cost: $7,604,458)		7,669,240

Money Market Funds 1.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.434%(b)(c)	11,157,656	11,157,656
Total Money Market Funds (Cost: $11,157,656)		11,157,656
Total Investments (Cost: $735,538,717)		843,569,527
Other Assets & Liabilities, Net		4,493,707
Net Assets		848,063,234

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	23,147,869	290,332,346	(302,322,559)	11,157,656	63,741	11,157,656
Neff Corp. Class A	8,108,235	—	—	8,108,235	—	5,010,889
Total	31,256,104	290,332,346	(302,322,559)	19,265,891	63,741	16,168,545

(c)  The rate shown is the seven-day current annualized yield at May 31, 2016.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	100,545,680	—	—	100,545,680
Consumer Staples	30,672,570	—	—	30,672,570
Energy	54,203,300	—	—	54,203,300
Financials	282,182,458	—	—	282,182,458
Health Care	47,244,180	—	—	47,244,180
Industrials	107,739,439	—	—	107,739,439
Information Technology	70,691,630	—	—	70,691,630
Materials	59,690,084	—	—	59,690,084
Utilities	71,773,290	—	—	71,773,290
Total Common Stocks	824,742,631	—	—	824,742,631
Limited Partnerships
Financials	7,669,240	—	—	7,669,240
Investments measured at net asset value
Money Market Funds	—	—	—	11,157,656
Total Investments	832,411,871	—	—	843,569,527

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA SMALL/MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $716,272,826)	$827,400,982
Affiliated issuers (identified cost $19,265,891)	16,168,545
Total investments (identified cost $735,538,717)	843,569,527
Cash	1,111
Receivable for:
Investments sold	5,192,201
Capital shares sold	108,289
Dividends	899,310
Prepaid expenses	682
Total assets	849,771,120
Liabilities
Payable for:
Capital shares purchased	1,303,170
Investment management fees	74,091
Distribution and/or service fees	23,047
Transfer agent fees	106,279
Plan administration fees	10,218
Compensation of board members	108,855
Other expenses	82,226
Total liabilities	1,707,886
Net assets applicable to outstanding capital stock	$848,063,234
Represented by
Paid-in capital	$764,617,421
Undistributed net investment income	512,116
Accumulated net realized loss	(25,097,113)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	111,128,156
Investments — affiliated issuers	(3,097,346)
Total — representing net assets applicable to outstanding capital stock	$848,063,234

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA SMALL/MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A
Net assets	$686,606,350
Shares outstanding	80,163,870
Net asset value per share	$8.57
Maximum offering price per share(a)	$9.09
Class B
Net assets	$5,255,397
Shares outstanding	670,579
Net asset value per share	$7.84
Class C
Net assets	$30,361,482
Shares outstanding	3,877,962
Net asset value per share	$7.83
Class I
Net assets	$2,437
Shares outstanding	276
Net asset value per share	$8.83
Class K
Net assets	$46,011,090
Shares outstanding	5,315,477
Net asset value per share	$8.66
Class R
Net assets	$7,408,900
Shares outstanding	880,801
Net asset value per share	$8.41
Class R4
Net assets	$13,780,158
Shares outstanding	1,605,433
Net asset value per share	$8.58
Class R5
Net assets	$35,945,760
Shares outstanding	4,127,903
Net asset value per share	$8.71
Class W
Net assets	$2,100
Shares outstanding	243
Net asset value per share(b)	$8.65
Class Y
Net assets	$760,315
Shares outstanding	88,582
Net asset value per share	$8.58
Class Z
Net assets	$21,929,245
Shares outstanding	2,497,813
Net asset value per share	$8.78

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA SMALL/MID CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$14,023,852
Dividends — affiliated issuers	63,741
Foreign taxes withheld	(41,050)
Total income	14,046,543
Expenses:
Investment management fees	7,588,813
Distribution and/or service fees
Class A	1,900,198
Class B	84,720
Class C	320,261
Class R	42,385
Class W	5
Transfer agent fees
Class A	1,246,101
Class B	13,803
Class C	52,581
Class K	32,463
Class R	13,875
Class R4	22,471
Class R5	20,836
Class W	4
Class Z	40,374
Plan administration fees
Class K	162,628
Compensation of board members	20,656
Custodian fees	22,308
Printing and postage fees	143,486
Registration fees	130,094
Audit fees	25,073
Legal fees	14,283
Other	31,519
Total expenses	11,928,937
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(8,402)
Expense reductions	(60)
Total net expenses	11,920,475
Net investment income	2,126,068
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(5,562,143)
Net realized loss	(5,562,143)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(101,566,012)
Investments — affiliated issuers	(535,144)
Net change in unrealized depreciation	(102,101,156)
Net realized and unrealized loss	(107,663,299)
Net decrease in net assets from operations	$(105,537,231)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA SMALL/MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015
Operations
Net investment income (loss)	$2,126,068	$(250,639)
Net realized gain (loss)	(5,562,143)	64,094,345
Net change in unrealized appreciation (depreciation)	(102,101,156)	36,393,015
Net increase (decrease) in net assets resulting from operations	(105,537,231)	100,236,721
Distributions to shareholders
Net investment income
Class I	—	(6)
Class K	—	(36,430)
Class R4	—	(21,305)
Class R5	—	(145,839)
Class Y	—	(13,972)
Class Z	—	(28,062)
Net realized gains
Class A	(43,876,297)	(129,739,620)
Class B	(504,291)	(2,711,423)
Class C	(2,029,359)	(5,374,975)
Class I	(146)	(445)
Class K	(4,041,546)	(19,759,844)
Class R	(519,770)	(1,488,395)
Class R4	(712,831)	(3,435,501)
Class R5	(2,455,008)	(12,417,209)
Class W	(128)	(391)
Class Y	(3,879)	(1,018,011)
Class Z	(1,428,685)	(4,834,862)
Total distributions to shareholders	(55,571,940)	(181,026,290)
Decrease in net assets from capital stock activity	(120,557,469)	(261,512,276)
Total decrease in net assets	(281,666,640)	(342,301,845)
Net assets at beginning of year	1,129,729,874	1,472,031,719
Net assets at end of year	$848,063,234	$1,129,729,874
Undistributed (excess of distributions over) net investment income	$512,116	$(1,197,016)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA SMALL/MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	4,532,648	41,140,535	4,766,414	49,071,002
Distributions reinvested	5,260,276	43,449,881	13,560,745	128,284,649
Redemptions	(18,025,887)	(157,939,097)	(20,278,563)	(210,391,118)
Net decrease	(8,232,963)	(73,348,681)	(1,951,404)	(33,035,467)
Class B shares
Subscriptions	3,984	34,189	15,984	157,947
Distributions reinvested	65,079	493,298	304,053	2,675,667
Redemptions(a)	(914,433)	(7,664,421)	(1,193,147)	(11,623,864)
Net decrease	(845,370)	(7,136,934)	(873,110)	(8,790,250)
Class C shares
Subscriptions	585,668	4,848,140	378,418	3,606,937
Distributions reinvested	260,145	1,969,300	590,022	5,186,295
Redemptions	(758,646)	(5,996,584)	(719,865)	(6,905,079)
Net increase	87,167	820,856	248,575	1,888,153
Class I shares
Subscriptions	—	—	6,533	71,191
Redemptions	—	—	(7,350,096)	(82,079,581)
Net increase (decrease)	—	—	(7,343,563)	(82,008,390)
Class K shares
Subscriptions	740,842	6,631,933	1,171,995	12,209,729
Distributions reinvested	484,580	4,041,397	2,075,033	19,795,819
Redemptions	(4,583,547)	(39,548,772)	(8,872,463)	(89,248,811)
Net decrease	(3,358,125)	(28,875,442)	(5,625,435)	(57,243,263)
Class R shares
Subscriptions	242,524	2,142,759	258,980	2,653,682
Distributions reinvested	58,683	476,502	154,459	1,442,645
Redemptions	(398,537)	(3,301,198)	(579,799)	(6,006,510)
Net decrease	(97,330)	(681,937)	(166,360)	(1,910,183)
Class R4 shares
Subscriptions	769,268	6,505,857	438,710	4,634,160
Distributions reinvested	86,299	712,831	365,800	3,456,806
Redemptions	(701,348)	(6,131,063)	(1,756,623)	(17,459,862)
Net increase (decrease)	154,219	1,087,625	(952,113)	(9,368,896)
Class R5 shares
Subscriptions	1,624,751	14,412,176	4,430,052	43,968,608
Distributions reinvested	223,007	1,868,802	1,058,637	10,120,572
Redemptions	(2,952,470)	(26,824,333)	(11,409,330)	(117,827,364)
Net decrease	(1,104,712)	(10,543,355)	(5,920,641)	(63,738,184)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA SMALL/MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	83,934	658,967	85,518	886,866
Distributions reinvested	454	3,747	109,393	1,031,579
Redemptions	(1,658)	(15,086)	(841,626)	(8,211,846)
Net increase (decrease)	82,730	647,628	(646,715)	(6,293,401)
Class Z shares
Subscriptions	432,397	3,883,599	959,165	10,349,638
Distributions reinvested	129,971	1,098,257	403,989	3,898,494
Redemptions	(854,574)	(7,509,085)	(1,477,787)	(15,260,527)
Net decrease	(292,206)	(2,527,229)	(114,633)	(1,012,395)
Total net decrease	(13,606,590)	(120,557,469)	(23,345,399)	(261,512,276)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,										Year Ended September 30,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$10.03		$10.81		$10.08		$7.59		$6.44		$6.94
Income from investment operations:
Net investment income (loss)	0.02		(0.01)		0.01		0.07		0.03		0.02
Net realized and unrealized gain (loss)	(0.95)		0.84		1.62		2.46		1.12		(0.48)
Total from investment operations	(0.93)		0.83		1.63		2.53		1.15		(0.46)
Less distributions to shareholders:
Net investment income	—		—		(0.11)		(0.04)		(0.00	)(b)	(0.04)
Net realized gains	(0.53)		(1.61)		(0.79)		—		—		—
Total distributions to shareholders	(0.53)		(1.61)		(0.90)		(0.04)		(0.00	)(b)	(0.04)
Net asset value, end of period	$8.57		$10.03		$10.81		$10.08		$7.59		$6.44
Total return	(9.09%)		8.58%		16.73%		33.47%		17.93%		(6.69%)
Ratios to average net assets(c)
Total gross expenses	1.25%		1.25%		1.26%		1.31%		1.29	%(d)	1.30%
Total net expenses(e)	1.25	%(f)	1.25	%(f)	1.25	%(f)	1.23	%(f)	1.20	%(d)	1.29	%(f)
Net investment income (loss)	0.22%		(0.05%)		0.10%		0.81%		0.55	%(d)	0.22%
Supplemental data
Net assets, end of period (in thousands)	$686,606		$886,673		$976,436		$932,556		$850,820		$882,934
Portfolio turnover	69%		50%		110%		40%		28%		46%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$9.30		$10.21		$9.60		$7.24		$6.17		$6.67
Income from investment operations:
Net investment income (loss)	(0.05)		(0.08)		(0.06)		0.01		(0.01)		(0.04)
Net realized and unrealized gain (loss)	(0.88)		0.78		1.53		2.35		1.08		(0.46)
Total from investment operations	(0.93)		0.70		1.47		2.36		1.07		(0.50)
Less distributions to shareholders:
Net investment income	—		—		(0.07)		—		—		—
Net realized gains	(0.53)		(1.61)		(0.79)		—		—		—
Total distributions to shareholders	(0.53)		(1.61)		(0.86)		—		—		—
Net asset value, end of period	$7.84		$9.30		$10.21		$9.60		$7.24		$6.17
Total return	(9.82%)		7.76%		15.78%		32.60%		17.34%		(7.50%)
Ratios to average net assets(b)
Total gross expenses	2.00%		2.00%		2.01%		2.05%		2.04	%(c)	2.04%
Total net expenses(d)	2.00	%(e)	2.00	%(e)	2.00	%(e)	1.97	%(e)	1.95	%(c)	2.03	%(e)
Net investment income (loss)	(0.56%)		(0.80%)		(0.65%)		0.11%		(0.19	%)(c)	(0.54%)
Supplemental data
Net assets, end of period (in thousands)	$5,255		$14,096		$24,381		$38,621		$49,020		$49,737
Portfolio turnover	69%		50%		110%		40%		28%		46%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$9.29		$10.20		$9.59		$7.24		$6.17		$6.66
Income from investment operations:
Net investment income (loss)	(0.04)		(0.08)		(0.07)		0.01		(0.01)		(0.04)
Net realized and unrealized gain (loss)	(0.89)		0.78		1.54		2.34		1.08		(0.45)
Total from investment operations	(0.93)		0.70		1.47		2.35		1.07		(0.49)
Less distributions to shareholders:
Net investment income	—		—		(0.07)		—		—		—
Net realized gains	(0.53)		(1.61)		(0.79)		—		—		—
Total distributions to shareholders	(0.53)		(1.61)		(0.86)		—		—		—
Net asset value, end of period	$7.83		$9.29		$10.20		$9.59		$7.24		$6.17
Total return	(9.83%)		7.77%		15.79%		32.46%		17.34%		(7.36%)
Ratios to average net assets(b)
Total gross expenses	2.00%		2.00%		2.01%		2.06%		2.04	%(c)	2.05%
Total net expenses(d)	2.00	%(e)	2.00	%(e)	2.00	%(e)	1.98	%(e)	1.95	%(c)	2.04	%(e)
Net investment income (loss)	(0.52%)		(0.80%)		(0.66%)		0.07%		(0.20	%)(c)	(0.52%)
Supplemental data
Net assets, end of period (in thousands)	$30,361		$35,212		$36,115		$32,119		$31,012		$34,731
Portfolio turnover	69%		50%		110%		40%		28%		46%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,						Year Ended September 30,
Class I	2016	2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$10.28	$11.01	$10.25	$7.72	$6.56		$7.07
Income from investment operations:
Net investment income	0.06	0.03	0.06	0.11	0.05		0.06
Net realized and unrealized gain (loss)	(0.98)	0.87	1.65	2.50	1.15		(0.49)
Total from investment operations	(0.92)	0.90	1.71	2.61	1.20		(0.43)
Less distributions to shareholders:
Net investment income	—	(0.02)	(0.16)	(0.08)	(0.04)		(0.08)
Net realized gains	(0.53)	(1.61)	(0.79)	—	—		—
Total distributions to shareholders	(0.53)	(1.63)	(0.95)	(0.08)	(0.04)		(0.08)
Net asset value, end of period	$8.83	$10.28	$11.01	$10.25	$7.72		$6.56
Total return	(8.76%)	9.13%	17.22%	33.99%	18.30%		(6.28%)
Ratios to average net assets(b)
Total gross expenses	0.81%	0.80%	0.79%	0.80%	0.79	%(c)	0.82%
Total net expenses(d)	0.81%	0.80%	0.79%	0.78%	0.77	%(c)	0.82%
Net investment income	0.67%	0.31%	0.55%	1.25%	0.98	%(c)	0.72%
Supplemental data
Net assets, end of period (in thousands)	$2	$3	$80,862	$100,192	$84,959		$100,645
Portfolio turnover	69%	50%	110%	40%	28%		46%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,							Year Ended September 30,
Class K	2016	2015		2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$10.12	$10.88		$10.14	$7.64	$6.48		$6.99
Income from investment operations:
Net investment income	0.03	0.01		0.03	0.08	0.04		0.03
Net realized and unrealized gain (loss)	(0.96)	0.84		1.63	2.47	1.13		(0.48)
Total from investment operations	(0.93)	0.85		1.66	2.55	1.17		(0.45)
Less distributions to shareholders:
Net investment income	—	(0.00	)(b)	(0.13)	(0.05)	(0.01)		(0.06)
Net realized gains	(0.53)	(1.61)		(0.79)	—	—		—
Total distributions to shareholders	(0.53)	(1.61)		(0.92)	(0.05)	(0.01)		(0.06)
Net asset value, end of period	$8.66	$10.12		$10.88	$10.14	$7.64		$6.48
Total return	(9.00%)	8.75%		16.90%	33.53%	18.15%		(6.59%)
Ratios to average net assets(c)
Total gross expenses	1.14%	1.11%		1.09%	1.10%	1.09	%(d)	1.12%
Total net expenses(e)	1.14%	1.11%		1.09%	1.08%	1.07	%(d)	1.12%
Net investment income	0.34%	0.10%		0.28%	0.97%	0.69	%(d)	0.38%
Supplemental data
Net assets, end of period (in thousands)	$46,011	$87,765		$155,551	$202,420	$241,253		$251,200
Portfolio turnover	69%	50%		110%	40%	28%		46%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class R	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$9.89		$10.70		$9.99		$7.52		$6.39		$6.88
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	(0.03)		(0.02)		0.05		0.02		(0.00	)(b)
Net realized and unrealized gain (loss)	(0.95)		0.83		1.61		2.43		1.11		(0.46)
Total from investment operations	(0.95)		0.80		1.59		2.48		1.13		(0.46)
Less distributions to shareholders:
Net investment income	—		—		(0.09)		(0.01)		—		(0.03)
Net realized gains	(0.53)		(1.61)		(0.79)		—		—		—
Total distributions to shareholders	(0.53)		(1.61)		(0.88)		(0.01)		—		(0.03)
Net asset value, end of period	$8.41		$9.89		$10.70		$9.99		$7.52		$6.39
Total return	(9.43%)		8.37%		16.42%		33.07%		17.68%		(6.81%)
Ratios to average net assets(c)
Total gross expenses	1.50%		1.50%		1.51%		1.56%		1.54	%(d)	1.55%
Total net expenses(e)	1.50	%(f)	1.50	%(f)	1.50	%(f)	1.47	%(f)	1.45	%(d)	1.54	%(f)
Net investment income (loss)	(0.03%)		(0.30%)		(0.15%)		0.59%		0.31	%(d)	(0.01%)
Supplemental data
Net assets, end of period (in thousands)	$7,409		$9,670		$12,245		$12,641		$13,594		$14,799
Portfolio turnover	69%		50%		110%		40%		28%		46%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,									Year Ended September 30,
Class R4	2016		2015		2014		2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$10.03		$10.79		$10.06		$7.56	$6.41		$6.92
Income from investment operations:
Net investment income	0.04		0.02		0.04		0.08	0.02		0.01
Net realized and unrealized gain (loss)	(0.96)		0.84		1.61		2.45	1.13		(0.48)
Total from investment operations	(0.92)		0.86		1.65		2.53	1.15		(0.47)
Less distributions to shareholders:
Net investment income	—		(0.01)		(0.13)		(0.03)	—		(0.04)
Net realized gains	(0.53)		(1.61)		(0.79)		—	—		—
Total distributions to shareholders	(0.53)		(1.62)		(0.92)		(0.03)	—		(0.04)
Net asset value, end of period	$8.58		$10.03		$10.79		$10.06	$7.56		$6.41
Total return	(8.98%)		8.90%		16.95%		33.59%	17.94%		(6.84%)
Ratios to average net assets(b)
Total gross expenses	1.00%		1.00%		1.01%		1.18%	1.34	%(c)	1.37%
Total net expenses(d)	1.00	%(e)	1.00	%(e)	1.00	%(e)	1.15%	1.32	%(c)	1.37%
Net investment income	0.49%		0.22%		0.36%		0.93%	0.44	%(c)	0.16%
Supplemental data
Net assets, end of period (in thousands)	$13,780		$14,552		$25,924		$29,093	$46,639		$50,329
Portfolio turnover	69%		50%		110%		40%	28%		46%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,						Year Ended September 30,
Class R5	2016	2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$10.15	$10.90	$10.16	$7.65	$6.50		$7.01
Income from investment operations:
Net investment income	0.05	0.03	0.06	0.11	0.05		0.05
Net realized and unrealized gain (loss)	(0.96)	0.85	1.62	2.47	1.13		(0.48)
Total from investment operations	(0.91)	0.88	1.68	2.58	1.18		(0.43)
Less distributions to shareholders:
Net investment income	—	(0.02)	(0.15)	(0.07)	(0.03)		(0.08)
Net realized gains	(0.53)	(1.61)	(0.79)	—	—		—
Total distributions to shareholders	(0.53)	(1.63)	(0.94)	(0.07)	(0.03)		(0.08)
Net asset value, end of period	$8.71	$10.15	$10.90	$10.16	$7.65		$6.50
Total return	(8.77%)	8.99%	17.12%	33.98%	18.26%		(6.38%)
Ratios to average net assets(b)
Total gross expenses	0.89%	0.86%	0.84%	0.85%	0.84	%(c)	0.87%
Total net expenses(d)	0.89%	0.86%	0.84%	0.83%	0.82	%(c)	0.87%
Net investment income	0.58%	0.33%	0.53%	1.22%	0.94	%(c)	0.67%
Supplemental data
Net assets, end of period (in thousands)	$35,946	$53,124	$121,576	$228,714	$142,835		$119,293
Portfolio turnover	69%	50%	110%	40%	28%		46%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class W	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$10.12		$10.89		$10.15		$7.65		$6.49		$7.00
Income from investment operations:
Net investment income	0.02		(0.00	)(b)	0.01		0.07		0.03		0.02
Net realized and unrealized gain (loss)	(0.96)		0.84		1.63		2.47		1.14		(0.48)
Total from investment operations	(0.94)		0.84		1.64		2.54		1.17		(0.46)
Less distributions to shareholders:
Net investment income	—		—		(0.11)		(0.04)		(0.01)		(0.05)
Net realized gains	(0.53)		(1.61)		(0.79)		—		—		—
Total distributions to shareholders	(0.53)		(1.61)		(0.90)		(0.04)		(0.01)		(0.05)
Net asset value, end of period	$8.65		$10.12		$10.89		$10.15		$7.65		$6.49
Total return	(9.10%)		8.62%		16.73%		33.37%		18.03%		(6.69%)
Ratios to average net assets(c)
Total gross expenses	1.25%		1.24%		1.24%		1.28%		1.26	%(d)	1.28%
Total net expenses(e)	1.25	%(f)	1.24	%(f)	1.24	%(f)	1.22	%(f)	1.18	%(d)	1.28%
Net investment income (loss)	0.24%		(0.04%)		0.14%		0.80%		0.57	%(d)	0.26%
Supplemental data
Net assets, end of period (in thousands)	$2		$2		$3		$5		$4		$3
Portfolio turnover	69%		50%		110%		40%		28%		46%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.01	$10.77	$10.08
Income from investment operations:
Net investment income	0.06	0.04	0.04
Net realized and unrealized gain (loss)	(0.96)	0.83	1.59
Total from investment operations	(0.90)	0.87	1.63
Less distributions to shareholders:
Net investment income	—	(0.02)	(0.15)
Net realized gains	(0.53)	(1.61)	(0.79)
Total distributions to shareholders	(0.53)	(1.63)	(0.94)
Net asset value, end of period	$8.58	$10.01	$10.77
Total return	(8.80%)	9.04%	16.73%
Ratios to average net assets(b)
Total gross expenses	0.85%	0.81%	0.79	%(c)
Total net expenses(d)	0.85%	0.81%	0.78	%(c)
Net investment income	0.72%	0.35%	0.37	%(c)
Supplemental data
Net assets, end of period (in thousands)	$760	$59	$7,031
Portfolio turnover	69%	50%	110%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended September 30,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$10.24		$10.99		$10.23		$7.71		$6.55		$7.07
Income from investment operations:
Net investment income	0.04		0.02		0.04		0.09		0.04		0.06
Net realized and unrealized gain (loss)	(0.97)		0.85		1.65		2.50		1.15		(0.50)
Total from investment operations	(0.93)		0.87		1.69		2.59		1.19		(0.44)
Less distributions to shareholders:
Net investment income	—		(0.01)		(0.14)		(0.07)		(0.03)		(0.08)
Net realized gains	(0.53)		(1.61)		(0.79)		—		—		—
Total distributions to shareholders	(0.53)		(1.62)		(0.93)		(0.07)		(0.03)		(0.08)
Net asset value, end of period	$8.78		$10.24		$10.99		$10.23		$7.71		$6.55
Total return	(8.89%)		8.82%		17.04%		33.70%		18.18%		(6.42%)
Ratios to average net assets(b)
Total gross expenses	1.00%		1.00%		1.01%		1.06%		1.04	%(c)	1.07%
Total net expenses(d)	1.00	%(e)	1.00	%(e)	1.00	%(e)	0.97	%(e)	0.95	%(c)	1.06	%(e)
Net investment income	0.48%		0.20%		0.36%		1.07%		0.81	%(c)	0.80%
Supplemental data
Net assets, end of period (in thousands)	$21,929		$28,575		$31,909		$97,298		$141,202		$127,642
Portfolio turnover	69%		50%		110%		40%		28%		46%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA SMALL/MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia Small/Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock

Annual Report 2016
30

COLUMBIA SMALL/MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net

Annual Report 2016
31

COLUMBIA SMALL/MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.82% to 0.65% as the Fund's net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 0.80% of the Fund's average daily net assets.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $2,643,727, and the administrative services fee paid to the Investment Manager was $205,625.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2016, other

Annual Report 2016
32

COLUMBIA SMALL/MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

expenses paid by the Fund to this company were $2,144.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class K	0.05
Class R	0.16
Class R4	0.17
Class R5	0.05
Class W	0.16
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $60.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately

Annual Report 2016
33

COLUMBIA SMALL/MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

$1,620,000 and $323,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $279,825 for Class A, $1,071 for Class B and $1,661 for Class C shares for the year ended May 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap October 1, 2015 through September 30, 2016	Voluntary Expense Cap Prior to October 1, 2015
Class A	1.26%	1.28%
Class B	2.01	2.03
Class C	2.01	2.03
Class I	0.89	0.88
Class K	1.19	1.18
Class R	1.51	1.53
Class R4	1.01	1.03
Class R5	0.94	0.93
Class W	1.26	1.28
Class Y	0.89	0.88
Class Z	1.01	1.03

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, investments in partnerships, post-October capital losses and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(416,936)
Accumulated net realized loss	416,936

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2016	2015
Ordinary income	$100,227	$—
Long-term capital gains	55,471,713	181,026,290
Total	$55,571,940	$181,026,290

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$666,699
Net unrealized appreciation	105,901,725

Annual Report 2016
34

COLUMBIA SMALL/MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

At May 31, 2016, the cost of investments for federal income tax purposes was $737,667,802 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$130,889,200
Unrealized depreciation	(24,987,475)
Net unrealized appreciation	$105,901,725

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2016, the Fund will elect to treat post-October capital losses of $23,015,061 as arising on June 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $640,211,686 and $796,172,500, respectively, for the year ended May 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015,

Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended May 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, affiliated shareholders of record owned 74.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that

Annual Report 2016
35

COLUMBIA SMALL/MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither

Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
36

COLUMBIA SMALL/MID CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Small/Mid Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small/Mid Cap Value Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 25, 2016

Annual Report 2016
37

COLUMBIA SMALL/MID CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Capital Gain Dividend	$19,065,506

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
38

COLUMBIA SMALL/MID CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
39

COLUMBIA SMALL/MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
40

COLUMBIA SMALL/MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

Annual Report 2016
41

COLUMBIA SMALL/MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
42

COLUMBIA SMALL/MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

176

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
43

COLUMBIA SMALL/MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010. Investment Officer, 2010-2016.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
44

COLUMBIA SMALL/MID CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
45

Columbia Small/Mid Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN198_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA HIGH YIELD BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA HIGH YIELD BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	26
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	48
Trustees and Officers	49
Important Information About This Report	55

Annual Report 2016

COLUMBIA HIGH YIELD BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia High Yield Bond Fund (the Fund) Class A shares returned -0.21% excluding sales charges for the 12-month period ended May 31, 2016.

■  The Fund outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Constrained Index, which returned -0.88% for the same time period.

■  While security selection contributed to performance over the past 12 months, industry allocation also provided a meaningful contribution.

Average Annual Total Returns (%) (for period ended May 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	12/08/83
Excluding sales charges		-0.21	5.49	6.80
Including sales charges		-4.98	4.48	6.29
Class B	03/20/95
Excluding sales charges		-0.96	4.69	5.99
Including sales charges		-5.71	4.36	5.99
Class C	06/26/00
Excluding sales charges		-0.64	4.82	6.05
Including sales charges		-1.59	4.82	6.05
Class I	03/04/04	0.19	5.91	7.22
Class K	03/20/95	-0.09	5.67	6.97
Class R*	12/11/06	-0.44	5.22	6.50
Class R4*	12/11/06	0.07	5.62	6.87
Class R5*	12/11/06	0.48	5.86	7.14
Class W*	12/01/06	-0.10	5.51	6.74
Class Y*	11/08/12	0.19	5.86	6.98
Class Z*	09/27/10	0.04	5.82	6.94
BofAML U.S. Cash Pay High Yield Constrained Index		-0.88	5.25	7.24

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/ appended-performance for more information.

The BofAML U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA HIGH YIELD BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2006 – May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA HIGH YIELD BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended May 31, 2016, the Fund's Class A shares returned -0.21% excluding sales charges. The Fund outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Constrained Index, which returned -0.88%. Overweight allocations to cable and satellite TV, gaming and software/services, along with underweights to metals/mining ex-steel, oil field equipment and services and telecom-wireless, contributed to the Fund's outpacing of its benchmark during its most recent fiscal year.

Slightly Negative Market Return Belies Significant Volatility

The modestly negative return of the high yield market over the past 12 months masked the significant volatility that was experienced over the period. Between June 2015 and early February 2016, high yield credit spreads widened dramatically, and high yield bond prices declined sharply as the energy and metals and mining sectors continued to be hurt by falling commodity prices. The negative sentiment from commodities then spread to the rest of the high yield market in early 2016 as China's equity markets were hit hard by nervousness over slower growth there, and sluggish global economic data caused market participants to question the strength of the worldwide recovery. However, beginning on February 11, high yield bonds staged a strong comeback based on rising commodity prices, better than expected economic data and continued monetary easing by key central banks worldwide, which served to reduce recessionary concerns.

For the 12 months ended May 31, 2016, commodity-related high yield sectors registered the most significant losses, as the energy and metals and mining sectors returned -15.65% and -10.25%, respectively. Telecommunications, transportation, utilities and insurance issues also registered negative returns, along with higher risk credits from other sectors. Lastly, high yield issuer defaults increased during the period, driven by distress within the energy and metals and mining sectors.

Contributors and Detractors

While security selection contributed to performance over the past 12 months, industry allocation also provided a meaningful contribution. Overweight allocations to cable and satellite TV, gaming, software/services, health facilities and building materials, along with underweight allocations to metals/mining ex-steel, oil field equipment and services and telecom-wireless, added to returns. Overweights to energy-exploration and production and pharmaceuticals, along with underweights to banking and building and construction, detracted from performance.

Security selection was strongest within energy — exploration and production, chemicals, support services, software/services telecom and banking. Weaker results were generated by selection within gaming, electric generation, telecom-satellite, advertising and aerospace/defense.

The Fund utilized futures contracts and swap contracts during the period. On a standalone basis, the net impact of these derivative instruments detracted from Fund performance.

Portfolio Management

Jennifer Ponce de Leon

Brian Lavin, CFA

Portfolio Breakdown (%) (at May 31, 2016)
Common Stocks	0.0	(a)
Corporate Bonds & Notes	95.0
Limited Partnerships	0.0	(a)
Money Market Funds	3.9
Municipal Bonds	0.1
Senior Loans	1.0
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at May 31, 2016)
BBB rating	4.1
BB rating	46.8
B rating	39.9
CCC rating	8.3
CC rating	0.2
Not rated	0.7
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Annual Report 2016
5

COLUMBIA HIGH YIELD BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody's, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

We will continue to maintain our disciplined credit selection based on strong fundamental analysis and rigorous risk management in order to take advantage of opportunities in the marketplace.

Annual Report 2016
6

COLUMBIA HIGH YIELD BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,032.30	1,019.70	5.39	5.35	1.06
Class B	1,000.00	1,000.00	1,028.50	1,015.95	9.18	9.12	1.81
Class C	1,000.00	1,000.00	1,032.20	1,015.95	9.20	9.12	1.81
Class I	1,000.00	1,000.00	1,034.40	1,021.70	3.36	3.34	0.66
Class K	1,000.00	1,000.00	1,036.50	1,020.20	4.89	4.85	0.96
Class R	1,000.00	1,000.00	1,031.00	1,018.45	6.65	6.61	1.31
Class R4	1,000.00	1,000.00	1,033.60	1,020.95	4.12	4.09	0.81
Class R5	1,000.00	1,000.00	1,037.80	1,021.40	3.67	3.64	0.72
Class W	1,000.00	1,000.00	1,033.90	1,019.65	5.44	5.40	1.07
Class Y	1,000.00	1,000.00	1,034.40	1,021.70	3.36	3.34	0.66
Class Z	1,000.00	1,000.00	1,033.60	1,020.95	4.12	4.09	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 94.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.8%
TransDigm, Inc. 07/15/21	7.500%	4,435,000	4,696,967
07/15/24	6.500%	3,538,000	3,608,760
05/15/25	6.500%	3,866,000	3,923,990
TransDigm, Inc.(a)(b) 06/15/26	6.375%	4,353,000	4,358,441
Total			16,588,158
AUTOMOTIVE 0.8%
Schaeffler Finance BV(a) 05/15/21	4.250%	5,300,000	5,386,125
05/15/21	4.750%	3,449,000	3,557,643
Schaeffler Holding Finance BV PIK(a) 11/15/19	6.250%	3,478,000	3,634,510
ZF North America Capital, Inc.(a) 04/29/22	4.500%	3,321,000	3,339,266
Total			15,917,544
BANKING 2.5%
Ally Financial, Inc. 02/13/22	4.125%	8,298,000	8,266,883
05/19/22	4.625%	10,106,000	10,244,957
09/30/24	5.125%	8,970,000	9,250,312
03/30/25	4.625%	4,116,000	4,105,710
Subordinated 11/20/25	5.750%	4,964,000	5,026,050
Royal Bank of Scotland Group PLC Subordinated 05/28/24	5.125%	6,152,000	6,080,926
Synovus Financial Corp. 02/15/19	7.875%	8,045,000	8,929,950
Subordinated 06/15/17	5.125%	489,000	498,780
Total			52,403,568
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.5%
E*TRADE Financial Corp. 11/15/22	5.375%	4,767,000	4,981,515
09/15/23	4.625%	3,749,000	3,758,372
National Financial Partners Corp.(a) 07/15/21	9.000%	1,429,000	1,391,489
Total			10,131,376
BUILDING MATERIALS 2.8%
Allegion PLC 09/15/23	5.875%	4,557,000	4,819,028
Allegion US Holding Co., Inc. 10/01/21	5.750%	1,688,000	1,768,180

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Builders & Contractors Supply Co., Inc.(a) 04/15/21	5.625%	6,753,000	6,997,796
12/15/23	5.750%	1,459,000	1,515,536
Beacon Roofing Supply, Inc. 10/01/23	6.375%	2,601,000	2,757,060
Gibraltar Industries, Inc. 02/01/21	6.250%	1,557,000	1,581,211
HD Supply, Inc. 07/15/20	7.500%	9,109,000	9,609,995
HD Supply, Inc.(a) 12/15/21	5.250%	3,465,000	3,646,913
04/15/24	5.750%	5,409,000	5,625,360
NCI Building Systems, Inc.(a) 01/15/23	8.250%	5,148,000	5,508,360
Nortek, Inc. 04/15/21	8.500%	8,942,000	9,333,212
RSI Home Products, Inc.(a) 03/15/23	6.500%	2,821,000	2,905,630
US Concrete, Inc.(a)(b) 06/01/24	6.375%	2,121,000	2,121,000
Total			58,189,281
CABLE AND SATELLITE 8.6%
Altice U.S. Finance I Corp.(a) 05/15/26	5.500%	8,861,000	9,038,220
Altice US Finance I Corp.(a) 07/15/23	5.375%	3,297,000	3,355,950
CCO Holdings LLC/Capital Corp. 03/15/21	5.250%	5,559,000	5,781,360
09/30/22	5.250%	267,000	274,343
CCO Holdings LLC/Capital Corp.(a) 05/01/23	5.125%	618,000	625,725
04/01/24	5.875%	8,833,000	9,208,402
05/01/25	5.375%	6,776,000	6,877,640
02/15/26	5.750%	3,324,000	3,407,100
05/01/26	5.500%	3,194,000	3,225,940
05/01/27	5.875%	1,954,000	2,000,408
CSC Holdings LLC 02/15/19	8.625%	1,688,000	1,875,790
11/15/21	6.750%	3,659,000	3,759,623
Cequel Communications Holdings I LLC/Capital Corp.(a) 09/15/20	6.375%	4,568,000	4,650,270
12/15/21	5.125%	2,020,000	1,929,100
12/15/21	5.125%	3,721,000	3,550,801
07/15/25	7.750%	4,726,000	4,903,225
DISH DBS Corp. 06/01/21	6.750%	8,584,000	8,891,307
07/15/22	5.875%	3,458,000	3,345,615
11/15/24	5.875%	6,100,000	5,645,611

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DigitalGlobe, Inc.(a) 02/01/21	5.250%	5,763,000	5,287,552
Neptune Finco Corp.(a) 01/15/23	10.125%	2,507,000	2,807,840
10/15/25	6.625%	8,693,000	9,323,242
10/15/25	10.875%	12,894,000	14,699,160
Quebecor Media, Inc. 01/15/23	5.750%	6,414,000	6,574,350
Sirius XM Radio, Inc.(a) 05/15/23	4.625%	1,825,000	1,793,063
04/15/25	5.375%	6,340,000	6,371,700
07/15/26	5.375%	1,926,000	1,916,370
UPCB Finance IV Ltd.(a) 01/15/25	5.375%	6,876,000	7,008,501
Unitymedia GmbH(a) 01/15/25	6.125%	5,232,000	5,369,340
Unitymedia Hessen GmbH & Co. KG NRW(a) 01/15/23	5.500%	1,972,000	2,038,654
01/15/25	5.000%	6,157,000	6,187,785
Videotron Ltd. 07/15/22	5.000%	3,578,000	3,721,120
Videotron Ltd.(a) 06/15/24	5.375%	2,137,000	2,222,480
Virgin Media Finance PLC(a) 10/15/24	6.000%	1,618,000	1,642,270
01/15/25	5.750%	10,835,000	10,807,912
Virgin Media Secured Finance PLC(a) 01/15/26	5.250%	6,495,000	6,495,000
08/15/26	5.500%	4,077,000	4,117,770
Total			180,730,539
CHEMICALS 2.5%
Angus Chemical Co.(a) 02/15/23	8.750%	4,470,000	4,291,200
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a) 05/01/21	7.375%	5,083,000	5,381,626
Celanese U.S. Holdings LLC 06/15/21	5.875%	4,124,000	4,484,850
Chemours Co. (The) 05/15/23	6.625%	5,963,000	5,351,793
05/15/25	7.000%	7,276,000	6,380,142
Eco Services Operations LLC/Finance Corp.(a) 11/01/22	8.500%	4,348,000	4,261,040
Huntsman International LLC 11/15/20	4.875%	3,300,000	3,357,750
11/15/22	5.125%	2,948,000	2,970,110
INEOS Group Holdings SA(a) 08/15/18	6.125%	975,000	989,625
02/15/19	5.875%	4,876,000	4,936,950

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PQ Corp.(a) 11/15/22	6.750%	5,230,000	5,439,200
Platform Specialty Products Corp.(a) 05/01/21	10.375%	2,962,000	3,021,240
02/01/22	6.500%	2,322,000	2,062,226
Total			52,927,752
CONSTRUCTION MACHINERY 0.4%
United Rentals North America, Inc. 06/15/23	6.125%	3,581,000	3,697,383
09/15/26	5.875%	5,265,000	5,186,025
Total			8,883,408
CONSUMER CYCLICAL SERVICES 2.1%
ADT Corp.(a) 05/15/23	9.250%	6,550,000	6,828,375
APX Group, Inc. 12/01/19	6.375%	1,874,000	1,855,260
12/01/20	8.750%	6,746,000	6,138,860
APX Group, Inc.(a) 12/01/22	7.875%	9,375,000	9,421,875
IHS, Inc. 11/01/22	5.000%	8,979,000	9,338,160
Interval Acquisition Corp.(a) 04/15/23	5.625%	9,558,000	9,749,160
Total			43,331,690
CONSUMER PRODUCTS 2.4%
NBTY, Inc.(a) 05/15/21	7.625%	3,375,000	3,442,500
Prestige Brands, Inc.(a) 03/01/24	6.375%	6,413,000	6,749,682
Scotts Miracle-Gro Co. (The)(a) 10/15/23	6.000%	6,237,000	6,611,220
Serta Simmons Bedding LLC(a) 10/01/20	8.125%	5,316,000	5,601,735
Spectrum Brands, Inc. 11/15/20	6.375%	4,769,000	4,989,805
11/15/22	6.625%	2,456,000	2,617,187
07/15/25	5.750%	6,458,000	6,748,610
Springs Industries, Inc. 06/01/21	6.250%	6,532,000	6,613,650
Tempur Sealy International, Inc. 10/15/23	5.625%	2,887,000	2,991,654
Tempur Sealy International, Inc.(a) 06/15/26	5.500%	3,742,000	3,760,710
Total			50,126,753
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DIVERSIFIED MANUFACTURING 0.4%
Entegris, Inc.(a) 04/01/22	6.000%	5,733,000	5,919,323
Manitowoc Foodservice, Inc.(a) 02/15/24	9.500%	1,206,000	1,326,600
Total			7,245,923
ELECTRIC 2.5%
AES Corp. (The) 07/01/21	7.375%	6,751,000	7,696,140
AES Corp. 05/15/26	6.000%	4,759,000	4,824,436
Calpine Corp. 01/15/23	5.375%	9,900,000	9,674,161
02/01/24	5.500%	3,320,000	3,211,064
NRG Energy, Inc. 07/15/22	6.250%	9,538,000	9,368,109
05/01/24	6.250%	984,000	956,633
NRG Energy, Inc.(a) 05/15/26	7.250%	5,209,000	5,195,978
NRG Yield Operating LLC 08/15/24	5.375%	11,163,000	10,744,388
Total			51,670,909
FINANCE COMPANIES 5.9%
AerCap Ireland Capital Ltd./Global Aviation Trust 10/30/20	4.625%	856,000	885,960
05/15/21	4.500%	17,257,000	17,753,139
10/01/21	5.000%	10,076,000	10,554,610
02/01/22	3.950%	4,809,000	4,804,191
Aircastle Ltd. 02/15/22	5.500%	6,107,000	6,442,885
04/01/23	5.000%	767,000	784,258
CIT Group, Inc. 02/19/19	3.875%	4,850,000	4,872,746
05/15/20	5.375%	6,185,000	6,478,787
CIT Group, Inc.(a) 02/15/19	5.500%	7,665,000	7,981,181
International Lease Finance Corp. 12/15/20	8.250%	2,425,000	2,852,406
04/15/21	4.625%	3,743,000	3,864,647
01/15/22	8.625%	719,000	871,788
Navient Corp. 03/25/20	8.000%	681,000	699,728
10/26/20	5.000%	2,877,000	2,689,995
01/25/22	7.250%	3,659,000	3,521,788
03/25/24	6.125%	4,189,000	3,690,249
10/25/24	5.875%	8,211,000	7,020,405

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OneMain Financial Holdings LLC(a) 12/15/19	6.750%	3,018,000	3,040,635
12/15/21	7.250%	4,938,000	4,962,690
Provident Funding Associates LP/Finance Corp.(a) 06/15/21	6.750%	15,021,000	14,232,397
Quicken Loans, Inc.(a) 05/01/25	5.750%	3,757,000	3,559,758
Springleaf Finance Corp. 12/15/20	8.250%	5,798,000	6,029,920
10/01/21	7.750%	2,845,000	2,816,550
10/01/23	8.250%	2,221,000	2,187,685
iStar, Inc. 07/01/19	5.000%	1,834,000	1,742,300
Total			124,340,698
FOOD AND BEVERAGE 1.2%
Constellation Brands, Inc. 05/01/23	4.250%	1,554,000	1,600,620
11/15/24	4.750%	4,941,000	5,194,226
12/01/25	4.750%	966,000	1,010,678
Pinnacle Foods Finance LLC/Corp.(a) 01/15/24	5.875%	663,000	696,150
Post Holdings, Inc. 02/15/22	7.375%	1,343,000	1,418,544
Post Holdings, Inc.(a) 12/15/22	6.000%	2,449,000	2,497,980
03/15/24	7.750%	7,207,000	7,828,604
WhiteWave Foods Co. (The) 10/01/22	5.375%	5,270,000	5,632,312
Total			25,879,114
GAMING 4.2%
Boyd Gaming Corp. 05/15/23	6.875%	5,088,000	5,334,768
Boyd Gaming Corp.(a) 04/01/26	6.375%	5,073,000	5,225,190
GLP Capital LP/Financing II, Inc. 04/15/26	5.375%	1,850,000	1,928,625
International Game Technology PLC(a) 02/15/22	6.250%	5,709,000	5,808,907
02/15/25	6.500%	4,549,000	4,549,000
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc.(a) 05/01/24	5.625%	2,126,000	2,232,300
MGM Resorts International 03/01/18	11.375%	7,001,000	7,981,140
10/01/20	6.750%	3,344,000	3,638,272
12/15/21	6.625%	6,129,000	6,611,659
03/15/23	6.000%	4,095,000	4,279,275

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pinnacle Entertainment, Inc.(a) 05/01/24	5.625%	1,729,000	1,690,098
Scientific Games International, Inc. 12/01/22	10.000%	13,747,000	11,135,070
Scientific Games International, Inc.(a) 01/01/22	7.000%	10,597,000	10,702,970
Seminole Tribe of Florida, Inc.(a) 10/01/20	6.535%	4,120,000	4,326,000
10/01/20	7.804%	2,100,000	2,218,419
SugarHouse HSP Gaming LP/Finance Corp.(a) 06/01/21	6.375%	5,517,000	5,461,830
Tunica-Biloxi Gaming Authority(a)(c) 08/15/16	0.000%	8,862,000	3,544,800
Total			86,668,323
HEALTH CARE 8.5%
Acadia Healthcare Co., Inc. 07/01/22	5.125%	1,334,000	1,340,670
02/15/23	5.625%	1,718,000	1,745,918
Acadia Healthcare Co., Inc.(a) 03/01/24	6.500%	4,887,000	5,071,631
Alere, Inc.(a) 07/01/23	6.375%	3,520,000	3,670,938
Amsurg Corp. 11/30/20	5.625%	900,000	924,750
07/15/22	5.625%	3,850,000	3,907,750
CHS/Community Health Systems, Inc. 08/01/21	5.125%	2,205,000	2,202,244
02/01/22	6.875%	8,455,000	7,266,142
Change Healthcare Holdings, Inc. 12/31/19	11.000%	5,255,000	5,544,025
Change Healthcare Holdings, Inc.(a) 02/15/21	6.000%	2,858,000	2,872,290
ConvaTec Finance International SA Junior Subordinated PIK(a) 01/15/19	8.250%	4,635,000	4,623,413
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	9,431,000	9,878,972
ExamWorks Group, Inc. 04/15/23	5.625%	2,122,000	2,275,845
Fresenius Medical Care U.S. Finance II, Inc.(a) 09/15/18	6.500%	710,000	770,350
07/31/19	5.625%	1,737,000	1,869,446
01/31/22	5.875%	3,632,000	3,995,200
10/15/24	4.750%	2,883,000	2,994,716
HCA, Inc. 02/15/22	7.500%	7,598,000	8,614,232
02/01/25	5.375%	25,988,000	26,377,820
04/15/25	5.250%	6,176,000	6,361,280

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc 06/15/26	5.250%	6,707,000	6,891,442
HealthSouth Corp. 11/01/24	5.750%	6,414,000	6,502,192
Healthsouth Corp. 09/15/25	5.750%	970,000	979,700
Hologic, Inc.(a) 07/15/22	5.250%	3,367,000	3,522,724
Kinetic Concepts, Inc./KCI U.S.A., Inc. 11/01/18	10.500%	2,883,000	2,883,000
Kinetic Concepts, Inc./KCI U.S.A., Inc.(a) 02/15/21	7.875%	2,548,000	2,733,443
LifePoint Health, Inc. 12/01/21	5.500%	2,677,000	2,784,080
LifePoint Health, Inc.(a) 05/01/24	5.375%	3,264,000	3,276,240
MEDNAX, Inc.(a) 12/01/23	5.250%	4,223,000	4,320,678
MPH Acquisition Holdings LLC(a) 04/01/22	6.625%	5,117,000	5,590,323
MPH Acquisition Holdings LLC(a)(b) 06/01/24	7.125%	5,333,000	5,479,658
Sterigenics-Nordion Holdings LLC(a) 05/15/23	6.500%	4,921,000	5,007,118
Surgical Care Affiliates, Inc.(a) 04/01/23	6.000%	2,222,000	2,283,105
Teleflex, Inc. 06/01/26	4.875%	1,268,000	1,271,170
Tenet Healthcare Corp. 10/01/20	6.000%	2,684,000	2,824,910
04/01/21	4.500%	11,975,000	12,049,844
04/01/22	8.125%	7,842,000	7,891,012
Total			178,598,271
HEALTHCARE INSURANCE 0.7%
Centene Corp. 05/15/22	4.750%	2,498,000	2,566,695
Centene Corp.(a) 02/15/24	6.125%	7,311,000	7,699,433
Molina Healthcare, Inc.(a) 11/15/22	5.375%	4,856,000	4,850,076
Total			15,116,204
HOME CONSTRUCTION 1.3%
CalAtlantic Group, Inc. 12/15/21	6.250%	2,285,000	2,447,806
11/15/24	5.875%	3,689,000	3,891,895

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lennar Corp. 06/15/19	4.500%	1,858,000	1,918,385
04/01/21	4.750%	3,380,000	3,456,050
Meritage Homes Corp. 04/15/20	7.150%	1,217,000	1,320,445
04/01/22	7.000%	3,328,000	3,602,560
06/01/25	6.000%	1,948,000	1,986,960
Taylor Morrison Communities, Inc./Monarch, Inc.(a) 04/15/21	5.250%	4,823,000	4,835,058
03/01/24	5.625%	2,745,000	2,690,100
Toll Brothers Finance Corp. 02/15/22	5.875%	1,593,000	1,720,440
Total			27,869,699
INDEPENDENT ENERGY 6.7%
Antero Resources Corp. 12/01/22	5.125%	8,500,000	8,138,750
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	15,857,000	15,500,217
Concho Resources, Inc. 01/15/22	6.500%	965,000	996,363
10/01/22	5.500%	3,987,000	3,987,000
04/01/23	5.500%	12,033,000	12,033,000
Continental Resources, Inc. 04/15/23	4.500%	2,564,000	2,334,843
06/01/24	3.800%	7,287,000	6,357,907
CrownRock LP/Finance, Inc.(a) 04/15/21	7.125%	822,000	850,770
02/15/23	7.750%	8,140,000	8,485,950
Denbury Resources, Inc.(a) 05/15/21	9.000%	3,281,000	3,227,684
Diamondback Energy, Inc. 10/01/21	7.625%	1,297,000	1,376,441
Laredo Petroleum, Inc. 01/15/22	5.625%	5,966,000	5,578,210
05/01/22	7.375%	3,662,000	3,684,887
03/15/23	6.250%	15,925,000	15,049,125
Newfield Exploration Co. 07/01/24	5.625%	6,248,000	6,216,760
Oasis Petroleum, Inc. 03/15/22	6.875%	2,611,000	2,402,120
01/15/23	6.875%	3,006,000	2,712,915
Parsley Energy LLC/Finance Corp.(a) 02/15/22	7.500%	12,759,000	13,476,694
06/01/24	6.250%	3,136,000	3,190,880
RSP Permian, Inc. 10/01/22	6.625%	5,574,000	5,755,155
Range Resources Corp. 03/15/23	5.000%	8,720,000	8,109,600

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WPX Energy, Inc. 01/15/22	6.000%	11,683,000	10,514,700
Total			139,979,971
LEISURE 0.2%
LTF Merger Sub, Inc.(a) 06/15/23	8.500%	4,934,000	4,724,305
LODGING 0.8%
Choice Hotels International, Inc. 07/01/22	5.750%	2,013,000	2,148,878
Hilton Worldwide Finance LLC/Corp. 10/15/21	5.625%	4,879,000	5,052,731
Playa Resorts Holding BV(a) 08/15/20	8.000%	10,125,000	10,276,875
Total			17,478,484
MEDIA AND ENTERTAINMENT 3.7%
AMC Networks, Inc. 04/01/24	5.000%	2,987,000	2,994,467
Activision Blizzard, Inc.(a) 09/15/21	5.625%	3,842,000	4,034,100
09/15/23	6.125%	2,508,000	2,730,585
Lamar Media Corp. 01/15/24	5.375%	1,883,000	1,972,443
Lamar Media Corp.(a) 02/01/26	5.750%	1,329,000	1,398,773
MDC Partners, Inc.(a) 05/01/24	6.500%	13,964,000	13,510,170
Match Group, Inc.(a)(b) 06/01/24	6.375%	5,138,000	5,240,760
Netflix, Inc. 02/15/22	5.500%	3,451,000	3,601,981
02/15/25	5.875%	15,375,000	16,105,312
Nielsen Finance Co. SARL (The)(a) 10/01/21	5.500%	2,700,000	2,808,000
Outfront Media Capital LLC/Corp. 03/15/25	5.875%	6,467,000	6,709,512
Univision Communications, Inc.(a) 09/15/22	6.750%	1,110,000	1,177,988
02/15/25	5.125%	15,002,000	14,889,485
Total			77,173,576
METALS 1.4%
ArcelorMittal(d) 08/05/20	6.250%	1,143,000	1,191,578
03/01/21	6.500%	7,694,000	7,963,290
02/25/22	7.250%	5,326,000	5,565,670

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freeport-McMoRan, Inc. 03/01/22	3.550%	1,917,000	1,605,487
03/15/23	3.875%	3,807,000	3,131,257
11/14/24	4.550%	9,633,000	7,995,390
Teck Resources Ltd.(a)(b) 06/01/21	8.000%	1,097,000	1,118,940
06/01/24	8.500%	1,097,000	1,124,425
Total			29,696,037
MIDSTREAM 4.8%
Energy Transfer Equity LP 06/01/27	5.500%	8,840,000	7,668,700
MPLX LP(a) 02/15/23	5.500%	7,508,000	7,381,205
07/15/23	4.500%	2,699,000	2,557,354
12/01/24	4.875%	15,394,000	14,554,242
06/01/25	4.875%	936,000	887,363
Sabine Pass Liquefaction LLC 03/01/25	5.625%	11,355,000	11,355,000
Targa Resources Partners LP/Finance Corp. 11/15/19	4.125%	1,892,000	1,844,700
05/01/23	5.250%	256,000	240,640
11/15/23	4.250%	5,498,000	4,920,710
Targa Resources Partners LP/Finance Corp.(a) 03/15/24	6.750%	6,929,000	6,842,387
Tesoro Logistics LP/Finance Corp. 10/15/19	5.500%	1,319,000	1,371,760
10/15/22	6.250%	9,894,000	10,215,555
05/01/24	6.375%	2,648,000	2,727,440
Western Gas Partners LP 07/01/22	4.000%	3,804,000	3,596,994
06/01/25	3.950%	5,200,000	4,692,989
Williams Companies, Inc. (The) 01/15/23	3.700%	6,746,000	5,683,505
06/24/24	4.550%	15,738,000	13,731,405
Total			100,271,949
OTHER FINANCIAL INSTITUTIONS 0.4%
Icahn Enterprises LP/Finance Corp. 08/01/20	6.000%	2,250,000	2,177,591
02/01/22	5.875%	6,727,000	6,188,840
Total			8,366,431
OTHER INDUSTRY 0.2%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	3,360,000	3,494,484
OTHER REIT 0.3%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	6,060,000	6,423,600

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PACKAGING 2.9%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a) 05/15/24	7.250%	1,834,000	1,870,680
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a) 01/31/21	6.750%	8,113,000	8,173,847
Berry Plastics Corp. 05/15/22	5.500%	7,732,000	7,944,630
07/15/23	5.125%	7,100,000	7,046,750
Berry Plastics Corp.(a) 10/15/22	6.000%	2,872,000	2,958,160
Beverage Packaging Holdings (Luxembourg) II SA(a) 06/15/17	6.000%	912,000	912,000
Owens-Brockway Glass Container, Inc.(a) 08/15/23	5.875%	1,952,000	2,069,120
08/15/25	6.375%	3,491,000	3,717,915
Plastipak Holdings, Inc.(a) 10/01/21	6.500%	8,609,000	8,834,986
Reynolds Group Issuer, Inc./LLC 05/15/18	8.500%	4,700,000	4,711,750
10/15/20	5.750%	6,835,000	7,048,594
Reynolds Group Issuer, Inc./LLC(d) 02/15/21	8.250%	3,939,000	4,091,833
Signode Industrial Group Luxembourg SA/US, Inc.(a) 05/01/22	6.375%	2,250,000	2,145,938
Total			61,526,203
PHARMACEUTICALS 3.2%
Concordia Healthcare Corp.(a) 04/15/23	7.000%	2,793,000	2,593,999
Endo Finance LLC/Finco, Inc.(a) 02/01/25	6.000%	5,950,000	5,161,625
Endo Finance LLC/Ltd./Finco, Inc.(a) 07/15/23	6.000%	1,538,000	1,346,381
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	4,858,000	4,967,305
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a) 08/01/23	6.375%	7,866,000	8,031,186
Mallinckrodt International Finance SA/CB LLC(a) 10/15/23	5.625%	6,305,000	5,926,700
04/15/25	5.500%	1,756,000	1,584,790
Quintiles Transnational Corp.(a) 05/15/23	4.875%	4,158,000	4,209,975
Valeant Pharmaceuticals International, Inc.(a) 10/15/20	6.375%	11,546,000	10,275,940
07/15/21	7.500%	5,249,000	4,750,345
12/01/21	5.625%	3,362,000	2,857,700
05/15/23	5.875%	11,003,000	9,270,027
04/15/25	6.125%	8,068,000	6,746,865
Total			67,722,838

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PROPERTY & CASUALTY 0.8%
Alliant Holdings I LP(a) 08/01/23	8.250%	383,000	380,128
HUB International Ltd.(a) 02/15/21	9.250%	1,273,000	1,323,920
10/01/21	7.875%	14,658,000	14,364,840
Hub Holdings LLC/Finance, Inc. PIK(a) 07/15/19	8.125%	1,245,000	1,170,300
Total			17,239,188
RESTAURANTS 0.2%
BC ULC/New Red Finance, Inc.(a) 04/01/22	6.000%	3,525,000	3,652,781
RETAILERS 2.2%
Asbury Automotive Group, Inc. 12/15/24	6.000%	4,449,000	4,537,980
Dollar Tree, Inc.(a) 03/01/23	5.750%	5,434,000	5,739,662
Group 1 Automotive, Inc. 06/01/22	5.000%	2,107,000	2,096,465
Group 1 Automotive, Inc.(a) 12/15/23	5.250%	2,285,000	2,250,725
Hanesbrands, Inc.(a) 05/15/24	4.625%	2,846,000	2,846,000
Penske Automotive Group, Inc. 12/01/24	5.375%	2,955,000	2,955,000
05/15/26	5.500%	3,774,000	3,745,695
Rite Aid Corp. 06/15/21	6.750%	1,250,000	1,315,625
Junior Subordinated 02/15/27	7.700%	1,993,000	2,396,583
Rite Aid Corp.(a) 04/01/23	6.125%	10,056,000	10,634,220
Sally Holdings LLC/Capital, Inc. 12/01/25	5.625%	5,993,000	6,270,176
Total			44,788,131
SUPERMARKETS 0.1%
Albertsons Companies LLC/Safeway, Inc.(a) 06/15/24	6.625%	2,639,000	2,701,676
TECHNOLOGY 7.0%
Alliance Data Systems Corp.(a) 04/01/20	6.375%	3,999,000	4,088,978
08/01/22	5.375%	8,825,000	8,560,250

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ancestry.com, Inc. Junior Subordinated 12/15/20	11.000%	1,296,000	1,399,680
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a)(b) 06/15/23	5.450%	4,115,000	4,184,309
06/15/26	6.020%	8,210,000	8,299,358
Equinix, Inc. 04/01/23	5.375%	7,457,000	7,671,389
01/15/26	5.875%	10,522,000	10,969,185
First Data Corp.(a) 08/15/23	5.375%	4,403,000	4,513,075
12/01/23	7.000%	12,394,000	12,564,417
01/15/24	5.000%	4,758,000	4,755,002
01/15/24	5.750%	14,600,000	14,600,000
MSCI, Inc.(a) 11/15/24	5.250%	5,011,000	5,173,857
08/15/25	5.750%	4,888,000	5,144,620
Microsemi Corp.(a) 04/15/23	9.125%	3,875,000	4,252,813
NXP BV/Funding LLC(a) 06/15/22	4.625%	3,314,000	3,363,710
03/15/23	5.750%	2,195,000	2,299,263
PTC, Inc. 05/15/24	6.000%	5,809,000	6,048,621
Qualitytech LP/Finance Corp. 08/01/22	5.875%	3,345,000	3,411,900
Riverbed Technology, Inc.(a) 03/01/23	8.875%	5,986,000	6,165,580
Sensata Technologies UK Financing Co. PLC(a) 02/15/26	6.250%	1,699,000	1,783,950
Solera LLC/Finance, Inc.(a) 03/01/24	10.500%	5,892,000	6,392,820
VeriSign, Inc. 05/01/23	4.625%	3,743,000	3,789,788
04/01/25	5.250%	7,534,000	7,665,845
Zebra Technologies Corp. 10/15/22	7.250%	8,598,000	9,167,617
Total			146,266,027
TRANSPORTATION SERVICES 0.5%
Avis Budget Car Rental LLC/Finance, Inc.(a) 04/01/24	6.375%	5,000,000	4,800,000
Hertz Corp. (The) 01/15/21	7.375%	4,132,000	4,219,805
10/15/22	6.250%	964,000	957,975
Total			9,977,780

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WIRELESS 6.2%
Numericable-SFR SA(a) 05/15/22	6.000%	8,271,000	8,233,781
05/01/26	7.375%	18,030,000	18,187,762
SBA Telecommunications, Inc. 07/15/20	5.750%	4,859,000	5,004,770
Sprint Capital Corp. 05/01/19	6.900%	4,550,000	4,242,875
Sprint Communications, Inc. 08/15/20	7.000%	568,000	485,935
Sprint Communications, Inc.(a) 11/15/18	9.000%	18,977,000	20,163,062
03/01/20	7.000%	2,753,000	2,841,068
Sprint Corp. 09/15/21	7.250%	4,383,000	3,550,230
09/15/23	7.875%	3,586,000	2,797,080
06/15/24	7.125%	12,285,000	9,244,462
02/15/25	7.625%	3,590,000	2,700,362
T-Mobile USA, Inc. 04/28/21	6.633%	6,228,000	6,547,185
01/15/22	6.125%	2,417,000	2,549,935
04/28/22	6.731%	1,126,000	1,180,893
03/01/23	6.000%	4,091,000	4,264,868
04/01/23	6.625%	2,456,000	2,603,360
01/15/24	6.500%	7,911,000	8,395,549
03/01/25	6.375%	5,074,000	5,315,015
01/15/26	6.500%	8,311,000	8,788,883
Wind Acquisition Finance SA(a) 04/30/20	6.500%	2,948,000	3,029,070
07/15/20	4.750%	8,653,000	8,479,940
04/23/21	7.375%	2,130,000	2,015,513
Total			130,621,598
WIRELINES 4.8%
CenturyLink, Inc. 06/15/21	6.450%	6,643,000	6,742,645
04/01/24	7.500%	7,631,000	7,549,921
04/01/25	5.625%	2,598,000	2,299,230
Frontier Communications Corp. 07/01/21	9.250%	1,993,000	2,087,668
04/15/22	8.750%	2,025,000	2,009,813
04/15/24	7.625%	4,048,000	3,572,360
01/15/25	6.875%	9,741,000	8,109,382
Frontier Communications Corp.(a) 09/15/20	8.875%	6,071,000	6,450,437
09/15/22	10.500%	2,974,000	3,096,678
09/15/25	11.000%	9,405,000	9,569,587
Level 3 Financing, Inc. 01/15/21	6.125%	2,848,000	2,976,160
08/15/22	5.375%	3,790,000	3,846,850
01/15/24	5.375%	3,700,000	3,764,750

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Financing, Inc.(a) 03/15/26	5.250%	4,471,000	4,459,822
Telecom Italia SpA(a) 05/30/24	5.303%	14,959,000	14,959,000
Zayo Group LLC/Capital, Inc. 04/01/23	6.000%	6,734,000	6,919,185
05/15/25	6.375%	11,157,000	11,603,280
Total			100,016,768
Total Corporate Bonds & Notes (Cost: $1,967,573,717)			1,978,741,037

Municipal Bonds 0.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 0.1%
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004(a)(c)(e) 10/01/11	0.000%	3,083,843	1,539,732
Total Municipal Bonds (Cost: $3,083,843)			1,539,732

Senior Loans 1.0%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CHEMICALS 0.3%
PQ Corp. Tranche B1 Term Loan(b)(d)(f) 11/04/22	5.750%	5,973,298	6,021,443
DIVERSIFIED MANUFACTURING 0.3%
Accudyne Industries Borrower SCA/LLC Term Loan(b)(d)(f) 12/13/19	4.000%	4,379,000	3,944,735
Manitowoc Foodservice, Inc. Tranche B Term Loan(d)(f) 03/03/23	5.750%	2,480,246	2,506,611
Total			6,451,346
PHARMACEUTICALS 0.2%
Concordia Healthcare Corp. Term Loan(d)(f) 10/21/21	5.250%	4,488,750	4,447,588

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
TECHNOLOGY 0.2%
Microsemi Corp. Tranche B Term Loan(d)(f) 01/15/23	5.250%	3,998,795	4,034,784
Total Senior Loans (Cost: $20,592,222)			20,955,161

Common Stocks —%

Issuer	Shares	Value ($)
FINANCIALS —%
Diversified Financial Services —%
Fairlane Management Corp.(g)(h)(i)	50,004	—
Total Financials		—
Total Common Stocks (Cost: $—)		—

Warrants —%

HEALTH CARE —%
Health Care Providers & Services —%
HealthSouth Corp.(h)	8,532	21,756
Total Health Care		21,756
Total Warrants (Cost: $—)		21,756

Limited Partnerships —%

Issuer	Shares	Value ($)
FINANCIALS —%
Diversified Financial Services —%
Varde Fund V LP(h)(i)	25,000,000	3,985
Total Financials		3,985
Total Limited Partnerships (Cost: $—)		3,985

Money Market Funds 3.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.434%(j)(k)	82,259,523	82,259,523
Total Money Market Funds (Cost: $82,259,523)		82,259,523
Total Investments (Cost: $2,073,509,305)		2,083,521,194
Other Assets & Liabilities, Net		10,229,732
Net Assets		2,093,750,926

At May 31, 2016, cash totaling $537,500 was pledged as collateral.

Investments in Derivatives

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	(430)	USD	(55,765,625)	09/2016	—	(34,303)

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At May 31, 2016, the value of these securities amounted to $921,513,423 or 44.01% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Notes to Portfolio of Investments (continued)

(b)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(c)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2016, the value of these securities amounted to $5,084,532, which represents 0.24% of net assets.

(d)  Variable rate security.

(e)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2016, the value of these securities amounted to $1,539,732 or 0.07% of net assets.

(f)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of May 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(g)  Negligible market value.

(h)  Non-income producing investment.

(i)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2016, the value of these securities amounted to $3,985, which represents 0.00% of net assets.

(j)  The rate shown is the seven-day current annualized yield at May 31, 2016.

(k)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	79,336,300	880,293,077	(877,369,854)	82,259,523	296,096	82,259,523

Abbreviation Legend

PIK    Payment-in-Kind

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments
Corporate Bonds & Notes	—	1,978,741,037	—		1,978,741,037
Municipal Bonds	—	1,539,732	—		1,539,732
Senior Loans	—	20,955,161	—		20,955,161
Common Stocks
Financials	—	—	0	(a)	0	(a)
Warrants
Health Care	21,756	—	—		21,756
Limited Partnerships
Financials	—	—	3,985		3,985
Investments measured at net asset value
Money Market Funds	—	—	—		82,259,523
Total Investments	21,756	2,001,235,930	3,985		2,083,521,194
Derivatives
Liabilities
Futures Contracts	(34,303)	—	—		(34,303)
Total	(12,547)	2,001,235,930	3,985		2,083,486,891

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances

Limited partnership securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund's pro-rata interest in the limited partnership's capital balance, estimated earnings of the respective company, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund's pro-rata interest would result in a change to the limited partnership's capital balance.

Common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions related to the potential actions of the respective company's restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,991,249,782)	$2,001,261,671
Affiliated issuers (identified cost $82,259,523)	82,259,523
Total investments (identified cost $2,073,509,305)	2,083,521,194
Margin deposits	537,500
Receivable for:
Investments sold	23,273,605
Investments sold on a delayed delivery basis	3,772,131
Capital shares sold	9,115,255
Dividends	40,897
Interest	30,497,278
Foreign tax reclaims	220,136
Variation margin	6,719
Prepaid expenses	1,005
Trustees' deferred compensation plan	61,165
Other assets	19,745
Total assets	2,151,066,630
Liabilities
Due to custodian	103,422
Payable for:
Investments purchased	4,134,350
Investments purchased on a delayed delivery basis	41,501,542
Capital shares purchased	3,374,899
Dividend distributions to shareholders	7,504,676
Investment management fees	142,532
Distribution and/or service fees	42,829
Transfer agent fees	176,573
Plan administration fees	8,348
Compensation of board members	108,385
Other expenses	156,983
Trustees' deferred compensation plan	61,165
Total liabilities	57,315,704
Net assets applicable to outstanding capital stock	$2,093,750,926
Represented by
Paid-in capital	$2,301,323,801
Undistributed net investment income	34,631
Accumulated net realized loss	(217,585,092)
Unrealized appreciation (depreciation) on:
Investments	10,011,889
Futures contracts	(34,303)
Total — representing net assets applicable to outstanding capital stock	$2,093,750,926

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A
Net assets	$1,178,208,301
Shares outstanding	414,307,083
Net asset value per share	$2.84
Maximum offering price per share(a)	$2.98
Class B
Net assets	$4,468,051
Shares outstanding	1,571,637
Net asset value per share	$2.84
Class C
Net assets	$82,543,003
Shares outstanding	29,214,580
Net asset value per share	$2.83
Class I
Net assets	$317,606,874
Shares outstanding	111,820,403
Net asset value per share	$2.84
Class K
Net assets	$38,047,173
Shares outstanding	13,370,813
Net asset value per share	$2.85
Class R
Net assets	$22,299,341
Shares outstanding	7,817,852
Net asset value per share	$2.85
Class R4
Net assets	$29,968,761
Shares outstanding	10,470,026
Net asset value per share	$2.86
Class R5
Net assets	$173,794,498
Shares outstanding	61,262,699
Net asset value per share	$2.84
Class W
Net assets	$415,937
Shares outstanding	147,643
Net asset value per share	$2.82
Class Y
Net assets	$19,341,181
Shares outstanding	6,819,416
Net asset value per share	$2.84
Class Z
Net assets	$227,057,806
Shares outstanding	79,954,461
Net asset value per share	$2.84

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA HIGH YIELD BOND FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends — affiliated issuers	$296,096
Interest	112,955,838
Total income	113,251,934
Expenses:
Investment management fees	11,964,051
Distribution and/or service fees
Class A	2,856,168
Class B	61,012
Class C	773,525
Class R	102,425
Class W	35,107
Transfer agent fees
Class A	1,784,895
Class B	9,642
Class C	120,800
Class K	22,019
Class R	31,971
Class R4	29,466
Class R5	30,233
Class W	22,931
Class Z	298,609
Plan administration fees
Class K	110,293
Compensation of board members	32,714
Custodian fees	26,283
Printing and postage fees	193,324
Registration fees	219,872
Audit fees	32,739
Legal fees	22,365
Other	51,792
Total expenses	18,832,236
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,274)
Expense reductions	(3,198)
Total net expenses	18,827,764
Net investment income	94,424,170
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(60,772,865)
Futures contracts	(2,050,375)
Swap contracts	888,080
Net realized loss	(61,935,160)
Net change in unrealized appreciation (depreciation) on:
Investments	(34,153,182)
Futures contracts	70,902
Net change in unrealized depreciation	(34,082,280)
Net realized and unrealized loss	(96,017,440)
Net decrease in net assets from operations	$(1,593,270)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015
Operations
Net investment income	$94,424,170	$96,357,982
Net realized gain (loss)	(61,935,160)	27,328,435
Net change in unrealized depreciation	(34,082,280)	(60,489,956)
Net increase (decrease) in net assets resulting from operations	(1,593,270)	63,196,461
Distributions to shareholders
Net investment income
Class A	(55,935,769)	(59,892,136)
Class B	(252,007)	(485,102)
Class C	(3,205,665)	(3,562,284)
Class I	(16,983,123)	(13,488,829)
Class K	(2,200,113)	(2,715,891)
Class R	(954,562)	(821,255)
Class R4	(988,430)	(593,623)
Class R5	(3,104,219)	(1,685,875)
Class W	(697,043)	(3,219,701)
Class Y	(733,295)	(386,844)
Class Z	(9,855,454)	(9,300,359)
Total distributions to shareholders	(94,909,680)	(96,151,899)
Increase in net assets from capital stock activity	133,206,095	84,495,480
Total increase in net assets	36,703,145	51,540,042
Net assets at beginning of year	2,057,047,781	2,005,507,739
Net assets at end of year	$2,093,750,926	$2,057,047,781
Undistributed (excess of distributions over) net investment income	$34,631	$(40,803)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	102,622,079	288,830,440	77,113,966	230,615,085
Distributions reinvested	17,323,493	49,018,088	16,860,242	50,418,001
Redemptions	(125,573,951)	(355,740,492)	(120,791,764)	(360,241,675)
Net decrease	(5,628,379)	(17,891,964)	(26,817,556)	(79,208,589)
Class B shares
Subscriptions	33,379	94,910	150,338	450,533
Distributions reinvested	83,971	238,300	149,914	448,306
Redemptions(a)	(1,657,486)	(4,738,438)	(2,340,419)	(6,977,987)
Net decrease	(1,540,136)	(4,405,228)	(2,040,167)	(6,079,148)
Class C shares
Subscriptions	8,352,255	23,396,975	8,744,252	26,024,769
Distributions reinvested	999,891	2,811,793	1,026,330	3,048,722
Redemptions	(9,398,327)	(26,603,587)	(12,873,821)	(38,015,637)
Net decrease	(46,181)	(394,819)	(3,103,239)	(8,942,146)
Class I shares
Subscriptions	18,948,750	52,656,197	50,264,396	149,231,525
Distributions reinvested	6,010,801	16,982,615	4,518,560	13,488,313
Redemptions	(18,839,572)	(53,105,545)	(12,438,543)	(37,268,724)
Net increase	6,119,979	16,533,267	42,344,413	125,451,114
Class K shares
Subscriptions	1,797,168	5,108,702	7,266,080	21,718,722
Distributions reinvested	774,389	2,199,567	907,462	2,715,470
Redemptions	(8,426,667)	(24,069,675)	(6,807,891)	(20,436,664)
Net increase (decrease)	(5,855,110)	(16,761,406)	1,365,651	3,997,528
Class R shares
Subscriptions	3,335,676	9,476,529	2,407,791	7,206,804
Distributions reinvested	262,144	743,989	202,820	608,216
Redemptions	(2,281,020)	(6,443,168)	(2,269,773)	(6,786,580)
Net increase	1,316,800	3,777,350	340,838	1,028,440
Class R4 shares
Subscriptions	9,419,215	26,365,448	2,719,886	8,185,847
Distributions reinvested	347,274	988,184	197,347	593,380
Redemptions	(4,279,016)	(12,035,026)	(1,330,205)	(3,989,433)
Net increase	5,487,473	15,318,606	1,587,028	4,789,794

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	80,967,892	226,606,830	52,110,057	155,674,610
Distributions reinvested	1,097,367	3,100,828	565,791	1,685,683
Redemptions	(31,942,184)	(89,891,372)	(46,660,212)	(137,878,040)
Net increase	50,123,075	139,816,286	6,015,636	19,482,253
Class W shares
Subscriptions	514,118	1,477,032	4,985,031	14,742,158
Distributions reinvested	246,358	696,561	1,085,422	3,219,227
Redemptions	(15,261,754)	(43,663,681)	(16,459,636)	(48,619,685)
Net decrease	(14,501,278)	(41,490,088)	(10,389,183)	(30,658,300)
Class Y shares
Subscriptions	3,861,954	10,867,913	2,097,972	6,262,088
Distributions reinvested	259,173	730,431	129,502	386,331
Redemptions	(875,193)	(2,468,768)	(662,886)	(1,983,887)
Net increase	3,245,934	9,129,576	1,564,588	4,664,532
Class Z shares
Subscriptions	59,397,498	167,060,547	51,773,590	154,723,841
Distributions reinvested	1,406,525	3,978,358	1,186,731	3,546,899
Redemptions	(50,593,735)	(141,464,390)	(36,341,640)	(108,300,738)
Net increase	10,210,288	29,574,515	16,618,681	49,970,002
Total net increase	48,932,465	133,206,095	27,486,690	84,495,480

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$2.99		$3.04		$3.01		$2.78		$2.86
Income from investment operations:
Net investment income	0.14		0.14		0.16		0.17		0.18
Net realized and unrealized gain (loss)	(0.15)		(0.05)		0.03		0.23		(0.07)
Total from investment operations	(0.01)		0.09		0.19		0.40		0.11
Less distributions to shareholders:
Net investment income	(0.14)		(0.14)		(0.16)		(0.17)		(0.19)
Net realized gains	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(0.14)		(0.14)		(0.16)		(0.17)		(0.19)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$2.84		$2.99		$3.04		$3.01		$2.78
Total return	(0.21%)		3.12%		6.55%		14.55%		3.99	%(b)
Ratios to average net assets(c)
Total gross expenses	1.06%		1.08%		1.07%		1.08%		1.08%
Total net expenses(d)	1.06	%(e)	1.07	%(e)	1.07	%(e)	1.07	%(e)	1.04	%(e)
Net investment income	4.88%		4.76%		5.36%		5.72%		6.54%
Supplemental data
Net assets, end of period (in thousands)	$1,178,208		$1,256,835		$1,357,909		$1,457,415		$1,170,173
Portfolio turnover	51%		64%		63%		81%		76%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$2.99		$3.04		$3.01		$2.78		$2.86
Income from investment operations:
Net investment income	0.12		0.12		0.14		0.15		0.16
Net realized and unrealized gain (loss)	(0.15)		(0.05)		0.03		0.22		(0.07)
Total from investment operations	(0.03)		0.07		0.17		0.37		0.09
Less distributions to shareholders:
Net investment income	(0.12)		(0.12)		(0.14)		(0.14)		(0.17)
Net realized gains	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(0.12)		(0.12)		(0.14)		(0.14)		(0.17)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$2.84		$2.99		$3.04		$3.01		$2.78
Total return	(0.96%)		2.35%		5.75%		13.69%		3.20	%(b)
Ratios to average net assets(c)
Total gross expenses	1.82%		1.83%		1.82%		1.82%		1.84%
Total net expenses(d)	1.82	%(e)	1.82	%(e)	1.82	%(e)	1.82	%(e)	1.79	%(e)
Net investment income	4.12%		4.02%		4.63%		4.99%		5.77%
Supplemental data
Net assets, end of period (in thousands)	$4,468		$9,309		$15,652		$27,239		$34,361
Portfolio turnover	51%		64%		63%		81%		76%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$2.97		$3.02		$2.99		$2.76		$2.84
Income from investment operations:
Net investment income	0.12		0.12		0.14		0.15		0.16
Net realized and unrealized gain (loss)	(0.14)		(0.05)		0.03		0.22		(0.08)
Total from investment operations	(0.02)		0.07		0.17		0.37		0.08
Less distributions to shareholders:
Net investment income	(0.12)		(0.12)		(0.14)		(0.14)		(0.16)
Net realized gains	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(0.12)		(0.12)		(0.14)		(0.14)		(0.16)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$2.83		$2.97		$3.02		$2.99		$2.76
Total return	(0.64%)		2.38%		5.92%		13.78%		3.20	%(b)
Ratios to average net assets(c)
Total gross expenses	1.82%		1.83%		1.82%		1.83%		1.83%
Total net expenses(d)	1.82	%(e)	1.78	%(e)	1.67	%(e)	1.80	%(e)	1.79	%(e)
Net investment income	4.12%		4.06%		4.76%		4.98%		5.79%
Supplemental data
Net assets, end of period (in thousands)	$82,543		$87,006		$97,714		$97,487		$75,596
Portfolio turnover	51%		64%		63%		81%		76%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$2.99	$3.03	$3.00	$2.78	$2.86
Income from investment operations:
Net investment income	0.15	0.15	0.17	0.18	0.19
Net realized and unrealized gain (loss)	(0.15)	(0.04)	0.03	0.22	(0.07)
Total from investment operations	—	0.11	0.20	0.40	0.12
Less distributions to shareholders:
Net investment income	(0.15)	(0.15)	(0.17)	(0.18)	(0.20)
Net realized gains	—	—	—	—	(0.00	)(a)
Total distributions to shareholders	(0.15)	(0.15)	(0.17)	(0.18)	(0.20)
Proceeds from regulatory settlements	—	—	—	—	0.00	(a)
Net asset value, end of period	$2.84	$2.99	$3.03	$3.00	$2.78
Total return	0.19%	3.88%	6.99%	14.64%	4.38	%(b)
Ratios to average net assets(c)
Total gross expenses	0.66%	0.65%	0.66%	0.66%	0.66%
Total net expenses(d)	0.66%	0.65%	0.66%	0.66%	0.66%
Net investment income	5.28%	5.18%	5.76%	6.15%	6.91%
Supplemental data
Net assets, end of period (in thousands)	$317,607	$315,944	$192,255	$112,742	$141,388
Portfolio turnover	51%	64%	63%	81%	76%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$3.00	$3.04	$3.01	$2.79	$2.86
Income from investment operations:
Net investment income	0.14	0.15	0.16	0.17	0.18
Net realized and unrealized gain (loss)	(0.15)	(0.04)	0.03	0.22	(0.06)
Total from investment operations	(0.01)	0.11	0.19	0.39	0.12
Less distributions to shareholders:
Net investment income	(0.14)	(0.15)	(0.16)	(0.17)	(0.19)
Net realized gains	—	—	—	—	(0.00	)(a)
Total distributions to shareholders	(0.14)	(0.15)	(0.16)	(0.17)	(0.19)
Proceeds from regulatory settlements	—	—	—	—	0.00	(a)
Net asset value, end of period	$2.85	$3.00	$3.04	$3.01	$2.79
Total return	(0.09%)	3.58%	6.67%	14.26%	4.44	%(b)
Ratios to average net assets(c)
Total gross expenses	0.96%	0.95%	0.96%	0.96%	0.96%
Total net expenses(d)	0.96%	0.95%	0.96%	0.96%	0.96%
Net investment income	4.98%	4.88%	5.48%	5.84%	6.62%
Supplemental data
Net assets, end of period (in thousands)	$38,047	$57,594	$54,345	$62,347	$63,276
Portfolio turnover	51%	64%	63%	81%	76%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$3.00		$3.05		$3.02		$2.79		$2.87
Income from investment operations:
Net investment income	0.13		0.13		0.15		0.16		0.17
Net realized and unrealized gain (loss)	(0.15)		(0.05)		0.03		0.23		(0.07)
Total from investment operations	(0.02)		0.08		0.18		0.39		0.10
Less distributions to shareholders:
Net investment income	(0.13)		(0.13)		(0.15)		(0.16)		(0.18)
Net realized gains	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(0.13)		(0.13)		(0.15)		(0.16)		(0.18)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$2.85		$3.00		$3.05		$3.02		$2.79
Total return	(0.44%)		2.87%		6.28%		14.24%		3.75	%(b)
Ratios to average net assets(c)
Total gross expenses	1.32%		1.33%		1.32%		1.33%		1.33%
Total net expenses(d)	1.32	%(e)	1.32	%(e)	1.32	%(e)	1.32	%(e)	1.29	%(e)
Net investment income	4.63%		4.51%		5.10%		5.45%		6.29%
Supplemental data
Net assets, end of period (in thousands)	$22,299		$19,516		$18,782		$13,967		$7,582
Portfolio turnover	51%		64%		63%		81%		76%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
31

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$3.01		$3.06		$3.03		$2.80	$2.88
Income from investment operations:
Net investment income	0.15		0.15		0.17		0.17	0.18
Net realized and unrealized gain (loss)	(0.15)		(0.05)		0.03		0.23	(0.08)
Total from investment operations	—		0.10		0.20		0.40	0.10
Less distributions to shareholders:
Net investment income	(0.15)		(0.15)		(0.17)		(0.17)	(0.18)
Net realized gains	—		—		—		—	(0.00	)(a)
Total distributions to shareholders	(0.15)		(0.15)		(0.17)		(0.17)	(0.18)
Proceeds from regulatory settlements	—		—		—		—	0.00	(a)
Net asset value, end of period	$2.86		$3.01		$3.06		$3.03	$2.80
Total return	0.07%		3.38%		6.81%		14.59%	3.83	%(b)
Ratios to average net assets(c)
Total gross expenses	0.81%		0.83%		0.82%		0.97%	1.21%
Total net expenses(d)	0.81	%(e)	0.82	%(e)	0.82	%(e)	0.97%	1.21%
Net investment income	5.11%		5.01%		5.60%		5.82%	6.37%
Supplemental data
Net assets, end of period (in thousands)	$29,969		$14,992		$10,379		$10,468	$8,176
Portfolio turnover	51%		64%		63%		81%	76%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
32

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$2.98	$3.04	$3.01	$2.78	$2.86
Income from investment operations:
Net investment income	0.15	0.15	0.17	0.18	0.19
Net realized and unrealized gain (loss)	(0.14)	(0.06)	0.03	0.23	(0.07)
Total from investment operations	0.01	0.09	0.20	0.41	0.12
Less distributions to shareholders:
Net investment income	(0.15)	(0.15)	(0.17)	(0.18)	(0.20)
Net realized gains	—	—	—	—	(0.00	)(a)
Total distributions to shareholders	(0.15)	(0.15)	(0.17)	(0.18)	(0.20)
Proceeds from regulatory settlements	—	—	—	—	0.00	(a)
Net asset value, end of period	$2.84	$2.98	$3.04	$3.01	$2.78
Total return	0.48%	3.15%	6.93%	14.96%	4.32	%(b)
Ratios to average net assets(c)
Total gross expenses	0.71%	0.71%	0.71%	0.71%	0.71%
Total net expenses(d)	0.71%	0.71%	0.71%	0.71%	0.71%
Net investment income	5.18%	5.12%	5.71%	6.06%	6.76%
Supplemental data
Net assets, end of period (in thousands)	$173,794	$33,231	$15,564	$15,124	$8,675
Portfolio turnover	51%	64%	63%	81%	76%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
33

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class W	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$2.97		$3.02		$2.99		$2.76		$2.84
Income from investment operations:
Net investment income	0.14		0.14		0.16		0.17		0.18
Net realized and unrealized gain (loss)	(0.15)		(0.05)		0.03		0.23		(0.07)
Total from investment operations	(0.01)		0.09		0.19		0.40		0.11
Less distributions to shareholders:
Net investment income	(0.14)		(0.14)		(0.16)		(0.17)		(0.19)
Net realized gains	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(0.14)		(0.14)		(0.16)		(0.17)		(0.19)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$2.82		$2.97		$3.02		$2.99		$2.76
Total return	(0.10%)		3.11%		6.54%		14.61%		3.97	%(b)
Ratios to average net assets(c)
Total gross expenses	1.08%		1.08%		1.07%		1.08%		1.11%
Total net expenses(d)	1.07	%(e)	1.07	%(e)	1.07	%(e)	1.07	%(e)	1.05	%(e)
Net investment income	4.98%		4.79%		5.32%		5.72%		6.59%
Supplemental data
Net assets, end of period (in thousands)	$416		$43,487		$75,524		$50,998		$44,832
Portfolio turnover	51%		64%		63%		81%		76%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
34

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$2.99	$3.03	$3.00	$2.92
Income from investment operations:
Net investment income	0.15	0.15	0.17	0.10
Net realized and unrealized gain (loss)	(0.15)	(0.04)	0.03	0.08
Total from investment operations	—	0.11	0.20	0.18
Less distributions to shareholders:
Net investment income	(0.15)	(0.15)	(0.17)	(0.10)
Total distributions to shareholders	(0.15)	(0.15)	(0.17)	(0.10)
Net asset value, end of period	$2.84	$2.99	$3.03	$3.00
Total return	0.19%	3.89%	6.98%	6.16%
Ratios to average net assets(b)
Total gross expenses	0.66%	0.65%	0.66%	0.58	%(c)
Total net expenses(d)	0.66%	0.65%	0.66%	0.58	%(c)
Net investment income	5.29%	5.18%	5.71%	6.06	%(c)
Supplemental data
Net assets, end of period (in thousands)	$19,341	$10,668	$6,091	$3
Portfolio turnover	51%	64%	63%	81%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
35

COLUMBIA HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$2.99		$3.04		$3.01		$2.78		$2.85
Income from investment operations:
Net investment income	0.15		0.15		0.17		0.17		0.18
Net realized and unrealized gain (loss)	(0.15)		(0.05)		0.03		0.23		(0.06)
Total from investment operations	—		0.10		0.20		0.40		0.12
Less distributions to shareholders:
Net investment income	(0.15)		(0.15)		(0.17)		(0.17)		(0.19)
Net realized gains	—		—		—		—		(0.00	)(a)
Total distributions to shareholders	(0.15)		(0.15)		(0.17)		(0.17)		(0.19)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$2.84		$2.99		$3.04		$3.01		$2.78
Total return	0.04%		3.37%		6.81%		14.84%		4.59	%(b)
Ratios to average net assets(c)
Total gross expenses	0.81%		0.83%		0.82%		0.82%		0.80%
Total net expenses(d)	0.81	%(e)	0.82	%(e)	0.82	%(e)	0.82	%(e)	0.78	%(e)
Net investment income	5.12%		5.01%		5.58%		5.86%		6.58%
Supplemental data
Net assets, end of period (in thousands)	$227,058		$208,466		$161,293		$153,684		$35,492
Portfolio turnover	51%		64%		63%		81%		76%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
36

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based

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37

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract;

Annual Report 2016
38

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin

Annual Report 2016
39

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2016:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	34,303	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2016
40

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	888,080	888,080
Interest rate risk	(2,050,375)	—	(2,050,375)
Total	(2,050,375)	888,080	(1,162,295)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Interest rate risk	70,902	—	70,902

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2016:

Derivative Instrument	Average Notional Amounts ($)
Futures contracts — Short	58,735,614	*
Credit default swap contracts — sell protection	16,245,833	**

*Based on the ending quarterly outstanding amounts for the year ended May 31, 2016.

**Based on the ending monthly outstanding amounts for the year ended May 31, 2016.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated

Annual Report 2016
41

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal

Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.40% as the Fund's net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 0.63% of the Fund's average daily net assets.

Annual Report 2016
42

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $3,647,195, and the administrative services fee paid to the Investment Manager was $414,567.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2016, other expenses paid by the Fund to this company were $3,196.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K and Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class K	0.05
Class R	0.16
Class R4	0.15
Class R5	0.05
Class W	0.16
Class Z	0.16

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At May 31, 2016, the Fund's total potential future obligation over the life of the Guaranty is $78,319. The liability remaining at May 31, 2016 for non-recurring charges associated with the lease amounted to $41,144 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the

Annual Report 2016
43

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $3,198.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,490,000 and $8,068,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $608,935 for Class A, $1,501 for Class B and $3,155 for Class C shares for the year ended May 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap October 1, 2015 through September 30, 2016	Voluntary Expense Cap Prior to October 1, 2015
Class A	1.07%	1.07%
Class B	1.82	1.82
Class C	1.82	1.82
Class I	0.70	0.70
Class K	1.00	1.00
Class R	1.32	1.32
Class R4	0.82	0.82
Class R5	0.75	0.75
Class W	1.07	1.07
Class Y	0.70	0.70
Class Z	0.82	0.82

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income

Annual Report 2016
44

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, derivative investments, investments in partnerships and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$560,944
Accumulated net realized loss	1,699,908
Paid-in capital	(2,260,852)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2016	2015
Ordinary income	$94,909,680	$96,151,899

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,964,315
Capital loss carryforwards	(216,826,902)
Net unrealized appreciation	9,212,074

At May 31, 2016, the cost of investments for federal income tax purposes was $2,074,309,120 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$45,925,159
Unrealized depreciation	(36,713,085)
Net unrealized appreciation	$9,212,074

The following capital loss carryforwards, determined at May 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	99,997,350
2018	55,132,247
No expiration — short-term	35,225,952
No expiration — long-term	26,471,353
Total	216,826,902

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended May 31, 2016, $1,222,449 of capital loss carryforward expired unused and $1,038,402 was permanently lost.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,063,790,643 and $921,532,805, respectively, for the year ended May 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of

Annual Report 2016
45

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended May 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, affiliated shareholders of record owned 58.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2016
46

COLUMBIA HIGH YIELD BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
47

COLUMBIA HIGH YIELD BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Bond Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on May 31, 2012 were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 25, 2016

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COLUMBIA HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

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COLUMBIA HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

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COLUMBIA HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, ICI Mutual Insurance Company, since 2011; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions), 2005-2015

Annual Report 2016
51

COLUMBIA HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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52

COLUMBIA HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

176

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

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53

COLUMBIA HIGH YIELD BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA HIGH YIELD BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
55

Columbia High Yield Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN160_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	25
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	52
Trustees and Officers	53
Important Information About This Report	59

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia U.S. Government Mortgage Fund (the Fund) Class A shares returned 1.45% excluding sales charges for the 12-month period that ended May 31, 2016.

■  During the same 12-month period, the Fund underperformed its benchmark, the Barclays U.S. Mortgage-Backed Securities Index, which returned 2.71%.

■  The principal constraint on the Fund's performance was a conservative, below-benchmark stance with respect to overall portfolio duration and corresponding interest rate sensitivity in a declining rate environment.

Average Annual Total Returns (%) (for period ended May 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	02/14/02
Excluding sales charges		1.45	3.42	5.14
Including sales charges		-1.57	2.79	4.82
Class B	02/14/02
Excluding sales charges		0.50	2.61	4.32
Including sales charges		-4.43	2.25	4.32
Class C	02/14/02
Excluding sales charges		0.68	2.65	4.35
Including sales charges		-0.31	2.65	4.35
Class I	03/04/04	1.66	3.77	5.52
Class K	02/14/02	1.55	3.46	5.43
Class R*	03/01/16	1.12	3.07	4.77
Class R4*	11/08/12	1.51	3.57	5.21
Class R5*	11/08/12	1.82	3.67	5.26
Class W*	06/18/12	1.46	3.45	5.12
Class Y*	10/01/14	1.84	3.56	5.20
Class Z*	09/27/10	1.51	3.65	5.29
Barclays U.S. Mortgage-Backed Securities Index		2.71	2.86	4.90

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2006 – May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Government Mortgage Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jason Callan

Tom Heuer, CFA

Portfolio Breakdown (%) (at May 31, 2016)
Asset-Backed Securities — Non-Agency	5.6
Commercial Mortgage-Backed Securities — Agency	1.3
Commercial Mortgage-Backed Securities — Non-Agency	4.2
Money Market Funds	0.9
Options Purchased Puts	0.0	(a)
Repurchase Agreements	2.2
Residential Mortgage-Backed Securities — Agency	76.7
Residential Mortgage-Backed Securities — Non-Agency	9.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at May 31, 2016)
AAA rating	81.1
AA rating	1.9
A rating	2.4
BBB rating	2.3
BB rating	1.8
B rating	0.6
CCC rating	0.0	(a)
Not rated	9.9
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a) Rounds to zero.

At May 31, 2016, approximately 37.4% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2016, the Fund's Class A shares returned 1.45% excluding sales charges. The Fund's benchmark, the Barclays U.S. Mortgage-Backed Securities Index, returned 2.71% over the same period. The principal constraint on the Fund's performance was a conservative, below-benchmark stance with respect to overall portfolio duration and corresponding interest rate sensitivity in a declining rate environment.

Slowing Growth in China, Falling Oil Prices Kept Rates Low

For most of the 12-month period ended May 31, 2016, expectations with respect to inflation and interest rates were driven by speculation over U.S. Federal Reserve (Fed) policy, concern over China's growth outlook, and moves in the price of oil. Entering the period, the Fed, which had appeared poised to begin a cycle of interest rate hikes for several quarters, was given pause by a deterioration in economic conditions globally. Concerns over the ability of China to maintain growth at levels sufficient to keep the global economy out of recession were heightened by an August 2015 devaluation of the yuan. Oil and other commodities continued their decline over the first several months of the period, further restraining the outlook for inflation and interest rate increases.

As 2015 drew to a close, markets took a benign view as the Fed hiked its short-term reference rate for the first time in nine years on the back of strengthening U.S. employment and housing data. However, sentiment declined sharply entering 2016 as trading was halted in China's stock market following steep declines. As January 2016 progressed, oil prices tacked on yet another downward leg, adding to concerns over global growth and stability conditions. Against this backdrop, expectations with respect to the timing of the Fed's next rate hike were extended. February 2016 saw oil prices begin to rally, and the commodity would finish the period roughly 50% higher than the lows seen in January 2016, while remaining at a level seemingly that did not unduly threaten consumer sentiment.

Against a backdrop of investors preparing for a cycle of additional Fed interest rate increases and little upward pressure on longer term rates, the U.S. Treasury yield curve flattened over the 12-month period ended May 31, 2016, as rates rose modestly on shorter maturities while declining farther out along the curve. Despite lower borrowing rates, mortgage prepayments remained subdued over most of the period, as home value increases were moderate and lending standards remained

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

tight. Along with the Fed's continued reinvestment of pay-downs in its mortgage portfolio, the combination of declining interest rates and low prepayments supported modest positive returns for mortgage-backed securities (MBS).

Allocations within Mortgage Market Added to Fund Results

In anticipation of the Fed removing its support for the mortgage market as it seeks to normalize policy, the Fund has maintained a conservative, below-benchmark stance with respect to overall portfolio duration and corresponding interest rate sensitivity. This acted as a constraint on returns in a declining rate environment.

Throughout the period, at least 80% of the Fund's net assets were invested in agency MBS. The Fund maintained a tilt toward mortgage pools with characteristics that can provide a degree of protection against prepayment of the underlying mortgages. This positioning added to the Fund's relative return as investors were willing to pay a premium for these pools as interest rates fell and the incentive for borrowers to refinance increased.

The Fund held an out-of-benchmark allocation in non-agency MBS. As these mortgages lack any backing, explicit or implicit, from the federal government, their values are more dependent on the health of the housing market than is the case with agency mortgages. This allocation added to performance as non-agency MBS were supported over the period by continued, if gradual, strengthening in housing, as well as ongoing low supply of new issues.

The Fund used three types of derivative securities investments during the period seeking to control risks. We invested in Treasury futures contracts seeking to reduce the risk that rising interest rates would undermine prices of securities in the portfolio. We also invested in options on interest rate swaps both seeking to reduce the risk of rising interest rates and to protect against market volatility. Finally, we utilized credit default swap options in order to manage credit risk. On a standalone basis, various derivative positions detracted from performance. When viewed in the context of offsetting hedging positions or duration strategies, they performed as intended.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. Government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. See the Fund's prospectus for information on these and other risks.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.30		1,020.50	4.55		4.55	0.90
Class B	1,000.00	1,000.00	1,014.60		1,016.75	8.31		8.32	1.65
Class C	1,000.00	1,000.00	1,016.50		1,016.75	8.32		8.32	1.65
Class I	1,000.00	1,000.00	1,020.60		1,022.55	2.48		2.48	0.49
Class K	1,000.00	1,000.00	1,020.90		1,021.05	3.99		3.99	0.79
Class R	1,000.00	1,000.00	1,012.00	(a)	1,019.25	2.84	(a)	5.81	1.15 (a)
Class R4	1,000.00	1,000.00	1,019.80		1,021.75	3.28		3.29	0.65
Class R5	1,000.00	1,000.00	1,022.30		1,022.30	2.73		2.73	0.54
Class W	1,000.00	1,000.00	1,020.40		1,020.50	4.55		4.55	0.90
Class Y	1,000.00	1,000.00	1,022.50		1,022.55	2.48		2.48	0.49
Class Z	1,000.00	1,000.00	1,019.80		1,021.75	3.28		3.29	0.65

(a) Based on operations from March 1, 2016 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities —
Agency 96.1%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. 12/01/16 - 04/01/22	6.500%	69,201	74,340
04/01/17	7.000%	13,565	13,665
10/01/17 - 06/01/31	8.000%	147,238	169,596
01/01/20	10.500%	8,448	8,512
10/01/24 - 04/01/40	5.000%	14,366,900	15,990,196
01/01/30 - 06/01/33	5.500%	8,415,472	9,372,204
04/01/33 - 11/01/37	6.000%	3,703,644	4,249,406
07/01/39 - 08/01/41	4.500%	24,328,857	26,770,773
04/01/41 - 06/01/45	4.000%	62,345,636	67,099,010
01/01/42 - 03/01/46	3.500%	292,782,249	308,114,386
03/01/45 - 05/01/45	3.000%	69,072,907	71,518,181
Federal Home Loan Mortgage Corp.(a) CMO Series 4119 Class SP 10/15/42	2.323%	3,187,507	3,331,183
Federal Home Loan Mortgage Corp.(a)(b) CMO IO STRIPS Series 280 Class S1 09/15/42	5.566%	18,593,568	4,193,918
CMO IO STRIPS Series 309 Class S4 08/15/43	5.536%	19,412,608	4,371,680
CMO IO STRIPS Series 312 Class S1 09/15/43	5.516%	11,704,382	2,672,355
CMO IO STRIPS Series 326 Class S1 03/15/44	5.566%	8,335,434	1,922,662
CMO IO STRIPS Series 337 Class S1 09/15/44	5.616%	15,492,503	3,702,115
CMO IO Series 264 Class S1 07/15/42	5.516%	18,107,885	3,909,859
CMO IO Series 272 Class S1 08/15/42	5.566%	38,172,779	8,418,722
CMO IO Series 2957 Class SW 04/15/35	5.566%	2,432,423	422,576
CMO IO Series 311 Class S1 08/15/43	5.516%	44,616,876	9,202,735
CMO IO Series 318 Class S1 11/15/43	5.516%	15,224,939	3,905,151
CMO IO Series 326 Class S2 03/15/44	5.516%	4,025,181	918,108
CMO IO Series 3280 Class SI 02/15/37	6.006%	1,507,836	190,716
CMO IO Series 336 Class 30 08/15/44	5.616%	12,819,252	3,002,509
CMO IO Series 3453 Class W 12/15/32	6.967%	7,366,976	1,427,829
CMO IO Series 3630 Class AI 03/15/17	1.931%	255,972	3,001
CMO IO Series 3761 Class KS 06/15/40	5.566%	2,085,998	193,423
CMO IO Series 3913 Class SW 09/15/40	6.166%	6,204,026	885,460
CMO IO Series 4068 Class GI 09/15/36	1.886%	19,335,240	1,396,082
CMO IO Series 4094 Class SY 08/15/42	5.646%	18,703,619	4,335,735

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 4107 Class KS 06/15/38	1.815%	14,251,090	938,416
CMO IO Series 4174 Class SB 05/15/39	5.766%	27,754,662	4,017,124
CMO IO Series 4175 Class ES 06/15/38	5.716%	8,649,485	927,124
CMO IO Series 4183 Class AS 04/15/39	5.716%	8,400,632	1,233,682
CMO IO Series 4223 Class DS 12/15/38	5.666%	5,586,474	758,801
CMO IO Series 4286 Class NS 12/15/43	5.466%	6,881,861	1,567,818
Federal Home Loan Mortgage Corp.(b) CMO IO Series 304 Class C69 12/15/42	4.000%	7,701,034	1,296,921
CMO IO Series 329 Class C5 06/15/43	3.500%	10,517,179	1,807,640
CMO IO Series 3786 Class PI 12/15/37	4.500%	4,137,171	215,785
CMO IO Series 3800 Class HI 01/15/40	4.500%	5,051,553	512,601
CMO IO Series 3807 Class NI 11/15/35	4.500%	10,996,512	412,737
CMO IO Series 4098 Class AI 05/15/39	3.500%	10,519,513	997,515
CMO IO Series 4120 Class AI 11/15/39	3.500%	11,840,057	1,364,742
CMO IO Series 4121 Class IA 01/15/41	3.500%	11,500,701	1,453,032
CMO IO Series 4122 Class JI 12/15/40	4.000%	9,102,637	952,683
CMO IO Series 4139 Class CI 05/15/42	3.500%	7,207,904	1,001,360
CMO IO Series 4147 Class CI 01/15/41	3.500%	12,716,546	1,618,778
CMO IO Series 4148 Class BI 02/15/41	4.000%	9,184,213	1,000,146
CMO IO Series 4177 Class IY 03/15/43	4.000%	16,444,988	3,236,929
CMO IO Series 4182 Class DI 05/15/39	3.500%	22,937,717	2,237,411
CMO IO Series 4213 Class DI 06/15/38	3.500%	16,115,290	1,590,241
CMO IO Series 4215 Class IL 07/15/41	3.500%	14,142,659	1,510,655
Federal Home Loan Mortgage Corp.(c) 06/13/46	4.000%	9,500,000	10,130,117
Federal National Mortgage Association 08/01/16 - 10/01/37	6.500%	6,981,472	8,131,515
01/01/17 - 02/01/18	7.500%	1,100	1,108
11/01/22 - 09/01/38	6.000%	3,339,948	3,817,538
03/01/23 - 04/01/41	5.500%	27,041,783	30,819,959
06/01/25 - 06/01/44	4.500%	161,873,112	177,662,047
02/01/27 - 05/01/46	3.000%	174,155,653	179,385,323
05/01/27	2.500%	15,986,333	16,464,113

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/01/29 - 09/01/41	5.000%	62,130,976	69,559,350
10/01/31	9.500%	83,624	88,525
11/01/37	8.500%	34,560	39,313
11/01/40 - 08/01/45	4.000%	128,842,606	138,459,496
03/01/42 - 05/01/46	3.500%	201,017,390	211,527,469
Federal National Mortgage Association(a)(b) CMO IO Series 2003-117 Class KS 08/25/33	6.654%	2,271,812	116,520
CMO IO Series 2005-74 Class NI 05/25/35	5.634%	26,415,221	5,304,935
CMO IO Series 2006-5 Class N1 08/25/34	1.969%	14,911,127	153,904
CMO IO Series 2006-5 Class N2 02/25/35	1.974%	58,652,256	2,077,973
CMO IO Series 2007-54 Class DI 06/25/37	5.654%	17,323,000	3,693,180
CMO IO Series 2012-80 Class DS 06/25/39	6.204%	8,701,706	1,269,503
CMO IO Series 2013-13 Class SA 03/25/43	5.704%	19,317,400	4,859,446
CMO IO Series 2013-97 Class SB 06/25/32	5.654%	12,832,926	1,608,123
CMO IO Series 416 Class S1 11/25/42	5.654%	11,320,411	2,547,542
Federal National Mortgage Association(b) CMO IO STRIPS Series 417 Class C5 02/25/43	3.500%	8,653,452	1,508,676
CMO IO Series 2012-118 Class BI 12/25/39	3.500%	37,081,048	4,365,900
CMO IO Series 2012-121 Class GI 08/25/39	3.500%	11,639,619	1,237,645
CMO IO Series 2012-129 Class IC 01/25/41	3.500%	16,104,728	2,196,368
CMO IO Series 2012-133 Class EI 07/25/31	3.500%	7,181,357	772,437
CMO IO Series 2012-134 Class AI 07/25/40	3.500%	26,956,880	3,385,307
CMO IO Series 2012-144 Class HI 07/25/42	3.500%	6,465,323	849,769
CMO IO Series 2012-413 Class C39 11/25/41	4.500%	9,856,951	1,869,125
CMO IO Series 2012-96 Class CI 04/25/39	3.500%	14,878,068	1,156,612
CMO IO Series 2013-1 Class AI 02/25/43	3.500%	7,051,560	1,288,880
CMO IO Series 2013-1 Class BI 02/25/40	3.500%	5,475,638	512,660
CMO IO Series 2013-16 Class IO 01/25/40	3.500%	17,695,794	2,282,687
CMO IO Series 2013-41 Class IY 05/25/40	3.500%	20,991,268	2,043,907
CMO IO Series 2013-6 Class MI 02/25/40	3.500%	16,202,104	1,858,120
CMO IO Series 417 Class C4 02/25/43	3.500%	23,343,136	4,258,611

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c) 06/16/31 - 06/13/46	3.000%	64,000,000	66,200,325
06/16/31 - 06/13/46	3.500%	121,250,000	127,521,132
06/13/46	4.000%	178,000,000	190,063,594
06/13/46	5.000%	7,000,000	7,764,668
Federal National Mortgage Association(d) 09/01/40	4.000%	16,003,246	17,222,493
Government National Mortgage Association 03/15/30	7.000%	26,132	26,215
12/15/31 - 02/15/32	6.500%	232,735	268,441
12/15/32	6.000%	91,041	107,904
09/15/33 - 08/20/40	5.000%	21,125,156	23,523,749
Government National Mortgage Association(b) CMO IO Series 2012-121 Class PI 09/16/42	4.500%	10,768,242	1,922,551
CMO IO Series 2012-129 Class AI 08/20/37	3.000%	14,404,673	1,821,096
CMO IO Series 2012-38 Class MI 03/20/42	4.000%	24,148,494	4,003,342
CMO IO Series 2015-175 Class AI 10/16/38	3.500%	35,456,528	5,563,821
Government National Mortgage Association(c) 06/21/46	3.000%	47,000,000	48,643,162
06/21/46	3.500%	61,500,000	64,916,141
Vendee Mortgage Trust(a)(b) CMO IO Series 1998-1 Class 2IO 03/15/28	0.342%	1,942,766	15,127
CMO IO Series 1998-3 Class IO 03/15/29	0.149%	2,347,430	2,922
Total Residential Mortgage-Backed Securities — Agency (Cost: $2,038,938,210)			2,049,328,615

Residential Mortgage-Backed Securities —
Non-Agency 11.3%

AJAX Mortgage Loan Trust CMO Series 2014-B Class A(a)(e) 08/25/54	3.850%	9,815,261	9,729,406
ASG Resecuritization Trust(a)(e) CMO Series 2013-2 Class 1A60 12/28/35	2.613%	2,912,329	2,867,095
CMO Series 2013-2 Class 2A70 11/28/35	2.640%	2,301,776	2,244,848
Angel Oak Mortgage Trust LLC Series 2015-1(e) 11/25/45	4.500%	3,120,892	3,138,199
Apollo Residential Mortgage Securitization Trust CMO Series 2013-1 Class A(e)(f) 05/25/47	4.000%	4,784,583	4,796,545

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCAP LLC Trust(a)(e) 07/26/36	2.917%	3,460,253	3,418,388
CMO Series 2014-RR3 Class 3A1 07/26/36	0.573%	2,222,337	2,133,442
Series 2012-RR10 Class 2A1 09/26/36	2.739%	4,904,452	4,906,789
BCAP LLC Trust(e) CMO Series 2010-RR12 Class 3A7 08/26/37	5.000%	1,640,139	1,648,578
Series 2013-RR1 Class 10A1 10/26/36	3.000%	3,845,590	3,861,207
BNPP Mortgage Securities LLC Trust CMO Series 2009-1 Class A1(e) 08/27/37	6.000%	433,025	438,500
Bayview Opportunity Master Fund Trust Series 2014-16RP Class A(a)(e) 11/28/29	3.844%	1,089,999	1,090,551
Bellemeade Re II Ltd. CMO Series 2016-1A Class M2A(a)(e) 04/25/26	4.937%	5,000,000	5,010,625
CIM Trust CMO Series 2015-3AG Class A2(a)(e)(f) 10/25/57	3.939%	5,000,000	4,907,545
COLT LLC(a)(e) CMO Series 15-1 Class A1V 12/26/45	3.433%	4,178,113	4,139,996
COLT LLC(a)(e)(f) Series 2015-A Class A1 07/27/20	3.446%	10,299,984	10,258,784
CSMC Trust CMO Series 2015-RPL1 Class A2(a)(e) 02/25/57	4.575%	7,000,000	6,766,278
Citigroup Mortgage Loan Trust, Inc.(a) CMO Series 2015-A Class B3 06/25/58	4.500%	3,463,227	3,332,515
Citigroup Mortgage Loan Trust, Inc.(a)(e) CMO Series 2009-11 Class 1A2 02/25/37	2.884%	710,201	604,747
CMO Series 2009-9 Class 1A3 04/25/34	3.151%	2,489,441	2,254,237
CMO Series 2010-7 Class 3A4 12/25/35	5.648%	3,000,000	3,093,462
CMO Series 2014-A Class B2 01/25/35	5.441%	2,503,614	2,564,565
CMO Series 2014-C Class A 02/25/54	3.250%	1,426,630	1,349,374
Citigroup Mortgage Loan Trust, Inc.(e) CMO Series 2015-RP2 Class B2 01/25/53	4.250%	5,851,765	5,814,831
Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates(a)(e) 04/27/37	5.875%	2,515,215	2,535,271
CMO Series 2012-6R Class 1A1 11/26/37	2.812%	7,425,939	7,315,274
CMO Series 2013-2R Class 1A5 05/27/36	2.980%	5,818,000	5,623,905
CMO Series 2014-RPL4 Class A1 08/25/62	3.625%	6,125,795	6,050,514
CMO Series 2014-RPL4 Class A2 08/25/62	4.720%	8,250,000	8,116,461
Series 2012-11 Class 3A2 06/29/47	1.435%	9,499,870	8,511,770
Credit Suisse Mortgage Capital Certificates(e) CMO Series 2010-9R Class 10A5 04/27/37	4.000%	5,585,179	5,546,868
CMO Series 2010-9R Class 2A5 02/27/38	4.000%	1,770,641	1,706,941
CMO Series 2010-9R Class 7A5 05/27/37	4.000%	2,686,610	2,675,591
Credit Suisse Securities (USA) LLC(a)(e) CMO Series 2014-RPL1 Class A1 02/25/54	3.250%	14,113,353	13,933,002
Credit Suisse Securities (USA) LLC(e) CMO Series 2014-5R Class 5A2 07/27/37	3.250%	2,188,535	2,113,875
CMO Series 2014-RPL1 Class A3 02/25/54	4.154%	5,500,000	5,409,300
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust CMO Series 2003-1 Class 1A7 04/25/33	5.500%	360,269	362,227
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-HQA2 Class M3(a)(c) 11/25/28	5.602%	6,720,000	6,729,293
Jefferies Resecuritization Trust(e) CMO Series 2010-R4 Class 2A2 10/26/35	5.500%	1,504,909	1,524,288
CMO Series 2014-R1 Class 1A1 12/27/37	4.000%	1,453,530	1,453,609
Mill City Mortgage Trust(a)(e) Series 2015-1 Class M1 06/25/56	3.167%	10,000,000	9,910,960
Mill City Mortgage Trust(e) Series 2015-1 Class A3 06/25/56	3.000%	12,000,000	11,926,439
Morgan Stanley Re-Remic Trust Series 2013-R8 Class 1B(a)(e) 09/26/36	2.856%	5,027,535	4,549,919
NRPL Trust(a)(e) Series 2014-1A Class A1 04/25/54	3.250%	4,244,671	4,248,590

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRPL Trust(e) Series 2013-1A Class A 08/25/57	4.000%	9,470,431	9,378,568
NZES Series 2015-PLS1 Class A(a)(e)(f) 04/25/17	5.250%	1,268,526	1,257,412
New Residential Mortgage Loan Trust CMO IO Series 2014-1A Class AIO(a)(b)(e) 01/25/54	2.248%	50,579,482	3,096,997
Pretium Mortgage Credit Partners Series 2015-NPL2 Class A1(a)(e) 07/27/30	3.750%	3,172,254	3,149,296
RBSSP Resecuritization Trust(a)(e) CMO Series 2009-12 Class 9A1 03/25/36	2.900%	1,211,340	1,196,438
CMO Series 2012-1 Class 5A2 12/27/35	2.793%	5,534,879	4,958,331
RBSSP Resecuritization Trust(e) CMO Series 2012-5 Class 2A1 07/26/36	5.750%	4,184,323	4,346,927
VML LLC CMO Series 2014-NPL1 Class A1(e) 04/27/54	3.875%	1,814,775	1,805,838
VOLT XLIV LLC CMO Series 2016-NPL4 Class A1(a)(e) 04/25/46	4.250%	11,833,582	11,816,843
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $238,677,195)			241,621,254

Commercial Mortgage-Backed Securities —
Agency 1.6%

FREMF Mortgage Trust Subordinated, Series 2012-K705 Class C(a)(e) 09/25/44	4.161%	2,600,000	2,646,081
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K047 Class A2 05/25/25	3.329%	13,500,000	14,548,406
Federal National Mortgage Association 10/01/19	4.420%	3,991,763	4,320,154
10/01/19	4.430%	4,538,473	4,913,600
01/01/20	4.570%	1,020,364	1,114,533
01/01/20	4.600%	1,681,581	1,838,588
05/01/24	5.030%	3,298,369	3,849,998
Total Commercial Mortgage-Backed Securities — Agency (Cost: $31,290,427)			33,231,360

Commercial Mortgage-Backed Securities —
Non-Agency 5.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
1211 Avenue of the Americas Trust Subordinated, Series 2015-1211 Class C(a)(e) 08/10/35	4.142%	4,400,000	4,621,136
American Homes 4 Rent(a)(e) Series 2014-SFR1 Class E 06/17/31	2.935%	7,250,000	6,959,939
American Homes 4 Rent(e) Series 2015-SFR1 Class F 04/17/52	5.885%	1,500,000	1,416,794
B2R Mortgage Trust Series 2015-2 Class D(a)(e) 11/15/48	5.488%	5,000,000	4,608,807
BB-UBS Trust Subordinated, Series 2012-SHOW Class D(a)(e) 11/05/36	4.026%	4,925,000	4,910,733
BHMS Mortgage Trust Series 2014-ATLS Class DFX(a)(e) 07/05/33	4.691%	6,500,000	6,216,198
Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2013-DSNY Class F(a)(e) 09/15/26	3.935%	6,928,000	6,858,720
Banc of America Merrill Lynch Re-Remic Trust(a)(e) Series 2014-FRR7 Class A 10/26/44	2.689%	5,000,000	4,933,075
Series 2014-FRR7 Class B 10/26/44	2.689%	2,000,000	1,932,068
Series 2015-FR11 Class A705 09/27/44	1.880%	5,500,000	5,032,035
GS Mortgage Securities Trust Series 2007-GG10 Class AM(a) 08/10/45	5.794%	10,200,000	9,716,609
Invitation Homes Trust Series 2015-SFR3 Class E(a)(e) 08/17/32	4.185%	3,500,000	3,446,492
JPMCC Re-REMIC Trust Series 2016-GG10 Class AMA(a)(e) 08/15/45	5.987%	20,000,000	20,235,912
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9 Class AM 05/15/47	5.372%	2,000,000	1,992,835
Merrill Lynch Mortgage Investors Trust CMO IO Series 1998-C3 Class IO(a)(b) 12/15/30	0.903%	233,758	2,397
ORES NPL LLC(e) Series 2014-LV3 Class A 03/27/24	3.000%	1,161,174	1,161,174
Series 2014-LV3 Class B 03/27/24	6.000%	4,800,000	4,800,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rialto Capital Management LLC Series 2014-LT5 Class B(e) 05/15/24	5.000%	7,412,000	7,406,545
Rialto Real Estate Fund LLC Series 2014-LT6 Class A(e) 09/15/24	2.750%	920,807	920,807
Rialto Real Estate Fund LP Series 2014-LT5 Class A(e) 05/15/24	2.850%	1,386,139	1,383,336
VFC LLC(e) Series 2014-2 Class B 07/20/30	5.500%	4,940,469	4,902,467
Subordinated, Series 2015-3 Class B 12/20/31	4.750%	7,542,000	7,539,569
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $112,794,209)			110,997,648

Asset-Backed Securities — Non-Agency 7.0%

A Voce CLO Ltd. Series 2014-1A Class C(a)(e) 07/15/26	4.128%	3,000,000	2,580,051
ALM XIX LLC Series 2016-19A Class B(a)(c)(e) 07/15/28	3.634%	4,000,000	4,000,000
Apidos CDO XVII Series 2014-17A Class A2A(a)(e) 04/17/26	2.683%	6,500,000	6,420,654
Apidos CLO XXII Series 2015-22A Class D(a)(e) 10/20/27	6.634%	4,000,000	3,460,088
Ares CLO Ltd. Series 2014-1A Class B(a)(e) 04/17/26	3.433%	3,250,000	3,163,872
Ares XXXVII CLO Ltd. Series 2015-4A Class D1(a)(e) 10/15/26	7.428%	4,000,000	3,665,136
Betony CLO Ltd. Series 2015-1A Class E(a)(e) 04/15/27	5.978%	1,000,000	750,873
Carlyle Global Market Strategies CLO Ltd. Series 2016-1A Class C(a)(e) 04/20/27	5.532%	3,000,000	3,009,276
Carlyle Global Market Strategies CLO(a)(e) Series 2013-1A Class B 02/14/25	3.726%	6,300,000	6,305,506
Series 2015-4A Class C 10/20/27	4.394%	6,100,000	5,743,382

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Conn's Receivables Funding LLC Series 2016-A Class A(e) 04/16/18	4.680%	13,945,602	14,011,146
Dryden Senior Loan Fund Series 2014-33A Class C(a)(e) 07/15/26	3.478%	10,266,667	10,096,559
GCAT LLC CMO Series 2014-2 Class A1(a)(e) 10/25/19	3.721%	5,023,359	4,968,581
GoldenTree Loan Opportunities VII Ltd. Series 2013-7A Class B(a)(e) 04/25/25	2.388%	8,000,000	7,855,560
Madison Park Funding Ltd.(a)(e) 10/21/26	3.628%	7,000,000	6,999,853
Madison Park Funding XVI Ltd. Series 2015-16A Class A2A(a)(e) 04/20/26	2.834%	13,000,000	13,002,314
Nomad CLO Ltd. Series 2013-1A Class B(a)(e) 01/15/25	3.578%	10,000,000	9,733,320
OHA Credit Partners VIII Ltd. Series 2013-8A Class B(a)(e) 04/20/25	2.284%	4,500,000	4,360,500
OZLM VII Ltd. Series 2014-7A Class A2A(a)(e) 07/17/26	2.683%	6,000,000	5,920,326
OZLM XIV Ltd. Series 2015-14A Class C(a)(e) 01/15/29	4.732%	6,000,000	5,718,474
Octagon Investment Partners 27 Ltd. Series 2016-1A Class C(a)(c)(e) 07/15/27	3.662%	7,500,000	7,500,000
Octagon Investment Partners XXII Ltd. Series 2014-1A Class D1(a)(e) 11/25/25	4.535%	4,250,000	3,919,439
Octagon Investment Partners XXVI Ltd. Series 2016-1A Class D(a)(e) 04/15/27	5.574%	6,000,000	5,876,526
SoFi Professional Loan Program LLC(e)(g) Series 2015-D Class RC 10/26/37	0.000%	6	4,000,002
Series 2016-A Class RPO 01/25/38	0.000%	7	3,500,000
Series 2016-B Class RC 04/25/37	0.000%	6	3,120,000
Total Asset-Backed Securities — Non-Agency (Cost: $150,577,676)			149,681,438

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Repurchase Agreements 2.8%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Tri-party TD Securities (USA) LLC dated 05/31/16, matures 06/01/16 repurchase price $60,000,483 (collateralized by U.S. Treasury Securities — total market value of $61,200,001)	0.290%	60,000,000	60,000,000
Total Repurchase Agreements (Cost: $60,000,000)			60,000,000
Options Purchased Puts —%

Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(h)	100,000,000	3.00	05/17/17	62,870
Put — OTC 5-Year Interest Rate Swap(h)	50,000,000	2.00	12/02/16	118,200
Put — OTC 5-Year Interest Rate Swap(h)	100,000,000	2.00	12/12/16	256,560
Put — OTC 5-Year Interest Rate Swap(h)	238,000,000	2.15	09/09/16	70,186

Options Purchased Puts (continued)

Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(h)	130,000,000	3.25	08/18/17	97,981
Put — OTC 5-Year Interest Rate Swap(h)	150,000,000	2.75	05/31/17	197,535
Put — OTC 5-Year Interest Rate Swap(h)	50,000,000	4.00	08/17/17	7,025
Total Options Purchased Puts (Cost: $18,394,750)				810,357

Money Market Funds 1.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.434%(i)(j)	25,082,052	25,082,052
Total Money Market Funds (Cost: $25,082,052)		25,082,052
Total Investments (Cost: $2,675,754,519)		2,670,752,724
Other Assets & Liabilities, Net		(537,521,509)
Net Assets		2,133,231,215

At May 31, 2016, securities and cash totaling $13,975,164 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 10-Year Note	791	USD	102,582,813	09/2016	148,382	—
U.S. Treasury 2-Year Note	145	USD	31,596,406	09/2016	6,572	—
U.S. Treasury 5-Year Note	2,176	USD	261,375,001	09/2016	83,665	—
Total			395,554,220		238,619	—

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Long Bond	(20)	USD	(3,266,250)	09/2016	—	(815)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Open Options Contracts Written at May 31, 2016

Issuer	Puts/Calls	Trading Currency	Number of Contracts	Exercise Price	Premium Received ($)	Expiration Date	Value ($)
Call — OTC 10-Year Interest Rate Swap(k)	Call	USD	(250,000,000)	1.55	(1,500,000)	06/13/2016	(152,600)
Put — OTC 10-Year Interest Rate Swap(k)	Put	USD	(300,000,000)	1.85	(2,497,500)	07/19/2016	(1,572,360)
Total							(1,724,960)

Cleared Credit Default Swap Contracts Outstanding at May 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 26	06/20/2021	5.000	USD	22,000,000	—	(334,934)

Credit Default Swap Contracts Outstanding at May 31, 2016

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.705	USD	(7,500,000)	(766,406)	(700,193)	4,374	—	(61,839)
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.468	USD	(8,500,000)	(658,750)	(624,356)	4,959	—	(29,435)
JPMorgan	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.705	USD	(9,000,000)	(919,688)	(844,171)	5,251	—	(70,266)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.468	USD	(9,050,000)	(701,375)	(559,363)	5,280	—	(136,732)
Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.705	USD	(9,000,000)	(919,688)	(1,079,474)	5,250	165,036	—
Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.705	USD	(9,400,000)	(960,563)	(1,208,819)	5,484	253,740	—
Total						(52,450,000)		(5,016,376)		418,776	(298,272)

*Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Cleared Interest Rate Swap Contracts Outstanding at May 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	3-Month USD LIBOR-BBA	1.569	09/16/2020	USD	210,000,000	—	(2,988,859)

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(e)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At May 31, 2016, the value of these securities amounted to $482,810,545 or 22.63% of net assets.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2016, the value of these securities amounted to $21,220,286, which represents 0.99% of net assets.

(g)  Zero coupon bond.

(h)  Purchased swaption contracts outstanding at May 31, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Fixed rate of 2.150%	2.150	09/13/2021	238,000,000	3,391,500	70,186
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Fixed rate of 2.000%	2.000	12/06/2021	50,000,000	700,000	118,200
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR BBA	Fixed rate of 3.250%	3.250	08/22/2022	130,000,000	3,438,500	97,981
Put — OTC 5-Year Interest Rate Swap	Citi	3-Month USD LIBOR BBA	Fixed rate of 2.000%	2.000	12/14/2021	100,000,000	1,357,500	256,560
Put — OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR BBA	Fixed rate of 2.750%	2.750	06/02/2022	150,000,000	4,890,000	197,535
Put — OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR BBA	Fixed rate of 4.000%	4.000	08/21/2022	50,000,000	1,101,250	7,025
Put — OTC 5-Year Interest Rate Swap	Morgan Stanley International	3-Month USD LIBOR BBA	Fixed rate of 3.000%	3.000	05/17/2022	100,000,000	3,516,000	62,870
Total							18,394,750	810,357

(i)  The rate shown is the seven-day current annualized yield at May 31, 2016.

(j)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	37,060,649	540,945,731	(552,924,328)	25,082,052	30,738	25,082,052

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Notes to Portfolio of Investments (continued)

(k)  Written swaption contracts outstanding at May 31, 2016:

Description	Counterparty	Fund Receives	Fund Pays	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Received ($)	Market Value ($)
Call — OTC 10-Year Interest Rate Swap	Citi	Fixed rate of 1.550%	3-Month USD LIBOR BBA	1.550	06/15/2026	(250,000,000)	(1,500,000)	(152,600)
Put — OTC 10-Year Interest Rate Swap	Citi	Fixed rate of 1.850%	3-Month USD LIBOR BBA	1.850	07/21/2026	(300,000,000)	(2,497,500)	(1,572,360)
Total							(3,997,500)	(1,724,960)

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Residential Mortgage-Backed Securities — Agency	—	2,049,328,615	—	2,049,328,615
Residential Mortgage-Backed Securities — Non-Agency	—	192,950,086	48,671,168	241,621,254
Commercial Mortgage-Backed Securities — Agency	—	33,231,360	—	33,231,360
Commercial Mortgage-Backed Securities — Non-Agency	—	110,997,648	—	110,997,648
Asset-Backed Securities — Non-Agency	—	127,561,436	22,120,002	149,681,438
Repurchase Agreements	—	60,000,000	—	60,000,000
Options Purchased Puts	—	810,357	—	810,357
Investments measured at net asset value
Money Market Funds	—	—	—	25,082,052
Total Investments	—	2,574,879,502	70,791,170	2,670,752,724
Derivatives
Assets
Futures Contracts	238,619	—	—	238,619
Swap Contracts	—	418,776	—	418,776
Liabilities
Futures Contracts	(815)	—	—	(815)
Options Contracts Written	—	(1,724,960)	—	(1,724,960)
Swap Contracts	—	(3,622,065)	—	(3,622,065)
Total	237,804	2,569,951,253	70,791,170	2,666,062,279

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between Level 1 and Level 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of May 31, 2015	72,402,795	2,250,199	30,951	74,683,945
Increase (decrease) in accrued discounts/premiums	(33,576)	(138)	—	(33,714)
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)(a)	(847,108)	139	2	(846,967)
Sales	(19,146,933)	(2,250,200)	(30,951)	(21,428,084)
Purchases	27,308,000	—	22,120,000	49,428,000
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(31,012,010)	—	—	(31,012,010)
Balance as of May 31, 2016	48,671,168	—	22,120,002	70,791,170

(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2016 was $(912,731), which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $(912,733) and Asset-Backed Securities — Non Agency of $2.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,572,277,717)	$2,584,860,315
Affiliated issuers (identified cost $25,082,052)	25,082,052
Options purchased (identified cost $18,394,750)	810,357
Repurchase agreements (identified cost $60,000,000)	60,000,000
Total investments (identified cost $2,675,754,519)	2,670,752,724
Cash	117,074
Cash collateral held at broker	6,273,000
Margin deposits	3,742,970
Unrealized appreciation on swap contracts	418,776
Receivable for:
Investments sold	15,860,460
Investments sold on a delayed delivery basis	123,148,948
Capital shares sold	6,744,911
Dividends	8,532
Interest	9,064,048
Variation margin	17,001
Expense reimbursement due from Investment Manager	5,932
Prepaid expenses	980
Trustees' deferred compensation plan	66,481
Other assets	10,228
Total assets	2,836,232,065
Liabilities
Options contracts written, at value (premiums received $3,997,500)	1,724,960
Unrealized depreciation on swap contracts	298,272
Premiums received on outstanding swap contracts	5,016,376
Payable for:
Investments purchased	30,889,828
Investments purchased on a delayed delivery basis	657,760,971
Capital shares purchased	2,547,654
Dividend distributions to shareholders	4,053,945
Variation margin	93,582
Investment management fees	113,270
Distribution and/or service fees	23,690
Transfer agent fees	191,561
Plan administration fees	139
Compensation of board members	117,925
Other expenses	102,196
Trustees' deferred compensation plan	66,481
Total liabilities	703,000,850
Net assets applicable to outstanding capital stock	$2,133,231,215

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Represented by
Paid-in capital	$2,161,310,074
Excess of distributions over net investment income	(4,757,700)
Accumulated net realized loss	(17,626,419)
Unrealized appreciation (depreciation) on:
Investments	12,582,598
Futures contracts	237,804
Options purchased	(17,584,393)
Options contracts written	2,272,540
Swap contracts	(3,203,289)
Total — representing net assets applicable to outstanding capital stock	$2,133,231,215
Class A
Net assets	$670,575,403
Shares outstanding	122,411,023
Net asset value per share	$5.48
Maximum offering price per share(a)	$5.65
Class B
Net assets	$899,564
Shares outstanding	164,142
Net asset value per share	$5.48
Class C
Net assets	$47,429,182
Shares outstanding	8,644,895
Net asset value per share	$5.49
Class I
Net assets	$742,192,621
Shares outstanding	135,561,509
Net asset value per share	$5.47
Class K
Net assets	$619,435
Shares outstanding	113,339
Net asset value per share	$5.47
Class R
Net assets	$10,077
Shares outstanding	1,842
Net asset value per share	$5.47
Class R4
Net assets	$51,857,472
Shares outstanding	9,473,346
Net asset value per share	$5.47

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class R5
Net assets	$22,770,035
Shares outstanding	4,158,647
Net asset value per share	$5.48
Class W
Net assets	$3,581,120
Shares outstanding	652,350
Net asset value per share	$5.49
Class Y
Net assets	$48,156,088
Shares outstanding	8,838,120
Net asset value per share	$5.45
Class Z
Net assets	$545,140,218
Shares outstanding	99,596,433
Net asset value per share	$5.47

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends — affiliated issuers	$30,738
Interest	65,054,511
Total income	65,085,249
Expenses:
Investment management fees	9,709,814
Distribution and/or service fees
Class A	1,579,788
Class B	12,463
Class C	413,529
Class R(a)	13
Class W	40,813
Transfer agent fees
Class A	1,291,048
Class B	2,582
Class C	84,287
Class K	287
Class R(a)	4
Class R4	73,597
Class R5	9,693
Class W	34,749
Class Z	947,955
Plan administration fees
Class K	1,438
Compensation of board members	33,974
Custodian fees	40,305
Printing and postage fees	135,957
Registration fees	196,702
Audit fees	35,915
Legal fees	23,010
Other	48,483
Total expenses	14,716,406
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,075,707)
Expense reductions	(6,016)
Total net expenses	13,634,683
Net investment income	51,450,566
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	17,688,708
Futures contracts	1,332,255
Options purchased	(9,228,725)
Options contracts written	1,400,000
Swap contracts	(11,030,631)
Net realized gain	161,607
Net change in unrealized appreciation (depreciation) on:
Investments	(16,189,163)
Forward sale commitments	97,763
Futures contracts	(245,350)
Options purchased	(2,922,414)
Options contracts written	2,272,540
Swap contracts	(3,112,944)
Net change in unrealized depreciation	(20,099,568)
Net realized and unrealized loss	(19,937,961)
Net increase in net assets resulting from operations	$31,512,605

(a) Class R shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016(a)	Year Ended May 31, 2015(b)
Operations
Net investment income	$51,450,566	$47,194,388
Net realized gain	161,607	46,994,636
Net change in unrealized depreciation	(20,099,568)	(20,493,854)
Net increase in net assets resulting from operations	31,512,605	73,695,170
Distributions to shareholders
Net investment income
Class A	(15,078,133)	(13,890,079)
Class B	(20,995)	(38,041)
Class C	(673,592)	(634,550)
Class I	(21,322,586)	(22,406,566)
Class K	(14,305)	(6,844)
Class R	(46)	—
Class R4	(949,842)	(364,152)
Class R5	(531,698)	(243,518)
Class W	(415,717)	(449,420)
Class Y	(308,995)	(8,692)
Class Z	(12,207,516)	(12,031,396)
Net realized gains
Class A	(1,897,819)	—
Class B	(3,612)	—
Class C	(118,500)	—
Class I	(2,282,246)	—
Class K	(1,688)	—
Class R4	(108,362)	—
Class R5	(46,988)	—
Class W	(39,707)	—
Class Y	(16,822)	—
Class Z	(1,322,277)	—
Total distributions to shareholders	(57,361,446)	(50,073,258)
Increase in net assets from capital stock activity	225,118,810	45,074,018
Total increase in net assets	199,269,969	68,695,930
Net assets at beginning of year	1,933,961,246	1,865,265,316
Net assets at end of year	$2,133,231,215	$1,933,961,246
Excess of distributions over net investment income	$(4,757,700)	$(6,259,875)

(a) Class R shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.

(b) Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016(a)		Year Ended May 31, 2015(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	53,299,478	291,945,458	27,060,113	149,315,560
Distributions reinvested	2,598,437	14,209,051	2,092,213	11,529,585
Redemptions	(37,141,561)	(203,124,678)	(27,737,988)	(152,825,073)
Net increase	18,756,354	103,029,831	1,414,338	8,020,072
Class B shares
Subscriptions	40,552	222,975	27,449	151,704
Distributions reinvested	3,369	18,452	5,029	27,707
Redemptions(c)	(198,392)	(1,087,152)	(225,542)	(1,240,809)
Net decrease	(154,471)	(845,725)	(193,064)	(1,061,398)
Class C shares
Subscriptions	3,815,848	20,908,379	1,785,453	9,868,109
Distributions reinvested	120,462	659,761	91,655	505,966
Redemptions	(1,917,926)	(10,525,186)	(2,315,693)	(12,755,492)
Net increase (decrease)	2,018,384	11,042,954	(438,585)	(2,381,417)
Class I shares
Subscriptions	28,528,711	156,566,244	20,203,552	111,225,987
Distributions reinvested	4,316,314	23,604,514	4,068,423	22,406,272
Redemptions	(41,850,603)	(229,161,270)	(23,058,450)	(126,615,613)
Net increase (decrease)	(9,005,578)	(48,990,512)	1,213,525	7,016,646
Class K shares
Subscriptions	16,138	88,242	85,596	472,517
Distributions reinvested	2,878	15,708	1,187	6,563
Redemptions	(2,699)	(14,748)	(5,184)	(28,360)
Net increase	16,317	89,202	81,599	450,720
Class R shares
Subscriptions	1,842	10,000	—	—
Net increase	1,842	10,000	—	—
Class R4 shares
Subscriptions	7,840,409	42,873,067	3,449,307	19,009,752
Distributions reinvested	148,609	811,402	43,357	239,175
Redemptions	(2,371,774)	(12,952,777)	(1,919,914)	(10,514,801)
Net increase	5,617,244	30,731,692	1,572,750	8,734,126
Class R5 shares
Subscriptions	4,932,556	27,050,716	1,485,282	8,174,546
Distributions reinvested	105,810	578,686	44,154	243,492
Redemptions	(3,028,583)	(16,579,758)	(392,126)	(2,157,380)
Net increase	2,009,783	11,049,644	1,137,310	6,260,658

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016(a)		Year Ended May 31, 2015(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	551,656	3,025,658	5,705,628	31,636,430
Distributions reinvested	82,851	455,149	80,990	449,167
Redemptions	(6,153,814)	(33,835,293)	(961,325)	(5,306,473)
Net increase (decrease)	(5,519,307)	(30,354,486)	4,825,293	26,779,124
Class Y shares
Subscriptions	8,965,593	48,678,632	220,767	1,218,673
Distributions reinvested	59,858	325,505	1,537	8,501
Redemptions	(409,568)	(2,229,132)	(67)	(372)
Net increase	8,615,883	46,775,005	222,237	1,226,802
Class Z shares
Subscriptions	52,773,919	288,029,897	22,049,797	121,193,323
Distributions reinvested	1,434,875	7,842,705	1,290,774	7,111,232
Redemptions	(35,344,752)	(193,291,397)	(25,180,103)	(138,275,870)
Net increase (decrease)	18,864,042	102,581,205	(1,839,532)	(9,971,315)
Total net increase	41,220,493	225,118,810	7,995,871	45,074,018

(a) Class R shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.

(b) Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$5.55		$5.48		$5.56		$5.63		$5.46
Income from investment operations:
Net investment income	0.13		0.13		0.12		0.10		0.16
Net realized and unrealized gain (loss)	(0.05)		0.08		(0.01)		0.08		0.19
Total from investment operations	0.08		0.21		0.11		0.18		0.35
Less distributions to shareholders:
Net investment income	(0.13)		(0.14)		(0.17)		(0.14)		(0.16)
Net realized gains	(0.02)		—		(0.02)		(0.11)		(0.02)
Total distributions to shareholders	(0.15)		(0.14)		(0.19)		(0.25)		(0.18)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$5.48		$5.55		$5.48		$5.56		$5.63
Total return	1.45%		3.80%		2.13%		3.28%		6.55%
Ratios to average net assets(b)
Total gross expenses	0.97%		0.97%		0.95%		0.94%		0.92%
Total net expenses(c)	0.89	%(d)	0.87	%(d)	0.86	%(d)	0.86	%(d)	0.85	%(d)
Net investment income	2.39%		2.34%		2.23%		1.81%		2.83%
Supplemental data
Net assets, end of period (in thousands)	$670,575		$575,613		$560,484		$729,893		$616,112
Portfolio turnover	328%		358%		413%		576%		545%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$5.56		$5.48		$5.57		$5.64		$5.47
Income from investment operations:
Net investment income	0.09		0.09		0.08		0.06		0.12
Net realized and unrealized gain (loss)	(0.06)		0.09		(0.02)		0.08		0.19
Total from investment operations	0.03		0.18		0.06		0.14		0.31
Less distributions to shareholders:
Net investment income	(0.09)		(0.10)		(0.13)		(0.10)		(0.12)
Net realized gains	(0.02)		—		(0.02)		(0.11)		(0.02)
Total distributions to shareholders	(0.11)		(0.10)		(0.15)		(0.21)		(0.14)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$5.48		$5.56		$5.48		$5.57		$5.64
Total return	0.50%		3.23%		1.19%		2.51%		5.73%
Ratios to average net assets(b)
Total gross expenses	1.72%		1.71%		1.70%		1.68%		1.68%
Total net expenses(c)	1.64	%(d)	1.62	%(d)	1.61	%(d)	1.61	%(d)	1.60	%(d)
Net investment income	1.64%		1.56%		1.47%		1.07%		2.09%
Supplemental data
Net assets, end of period (in thousands)	$900		$1,770		$2,806		$5,775		$8,495
Portfolio turnover	328%		358%		413%		576%		545%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$5.56		$5.49		$5.57		$5.64		$5.47
Income from investment operations:
Net investment income	0.09		0.09		0.08		0.06		0.11
Net realized and unrealized gain (loss)	(0.05)		0.08		(0.01)		0.08		0.20
Total from investment operations	0.04		0.17		0.07		0.14		0.31
Less distributions to shareholders:
Net investment income	(0.09)		(0.10)		(0.13)		(0.10)		(0.12)
Net realized gains	(0.02)		—		(0.02)		(0.11)		(0.02)
Total distributions to shareholders	(0.11)		(0.10)		(0.15)		(0.21)		(0.14)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$5.49		$5.56		$5.49		$5.57		$5.64
Total return	0.68%		3.04%		1.37%		2.50%		5.73%
Ratios to average net assets(b)
Total gross expenses	1.72%		1.71%		1.70%		1.69%		1.67%
Total net expenses(c)	1.64	%(d)	1.62	%(d)	1.61	%(d)	1.61	%(d)	1.60	%(d)
Net investment income	1.63%		1.58%		1.49%		1.00%		2.03%
Supplemental data
Net assets, end of period (in thousands)	$47,429		$36,855		$38,790		$68,017		$32,691
Portfolio turnover	328%		358%		413%		576%		545%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$5.55	$5.48	$5.56	$5.63	$5.46
Income from investment operations:
Net investment income	0.15	0.15	0.14	0.12	0.17
Net realized and unrealized gain (loss)	(0.06)	0.08	(0.01)	0.08	0.20
Total from investment operations	0.09	0.23	0.13	0.20	0.37
Less distributions to shareholders:
Net investment income	(0.15)	(0.16)	(0.19)	(0.16)	(0.18)
Net realized gains	(0.02)	—	(0.02)	(0.11)	(0.02)
Total distributions to shareholders	(0.17)	(0.16)	(0.21)	(0.27)	(0.20)
Proceeds from regulatory settlements	—	—	—	—	0.00 (a)
Net asset value, end of period	$5.47	$5.55	$5.48	$5.56	$5.63
Total return	1.66%	4.21%	2.52%	3.65%	6.90%
Ratios to average net assets(b)
Total gross expenses	0.51%	0.51%	0.51%	0.51%	0.52%
Total net expenses(c)	0.49%	0.49%	0.49%	0.50%	0.52%
Net investment income	2.79%	2.71%	2.60%	2.17%	3.12%
Supplemental data
Net assets, end of period (in thousands)	$742,193	$802,326	$785,350	$789,766	$739,181
Portfolio turnover	328%	358%	413%	576%	545%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$5.54	$5.47	$5.55	$5.62	$5.46
Income from investment operations:
Net investment income	0.14	0.14	0.13	0.11	0.16
Net realized and unrealized gain (loss)	(0.06)	0.07	(0.01)	0.08	0.18
Total from investment operations	0.08	0.21	0.12	0.19	0.34
Less distributions to shareholders:
Net investment income	(0.13)	(0.14)	(0.18)	(0.15)	(0.16)
Net realized gains	(0.02)	—	(0.02)	(0.11)	(0.02)
Total distributions to shareholders	(0.15)	(0.14)	(0.20)	(0.26)	(0.18)
Proceeds from regulatory settlements	—	—	—	—	0.00 (a)
Net asset value, end of period	$5.47	$5.54	$5.47	$5.55	$5.62
Total return	1.55%	3.89%	2.20%	3.33%	6.41%
Ratios to average net assets(b)
Total gross expenses	0.82%	0.82%	0.81%	0.81%	0.82%
Total net expenses(c)	0.79%	0.80%	0.79%	0.80%	0.80%
Net investment income	2.49%	2.50%	2.32%	1.88%	2.87%
Supplemental data
Net assets, end of period (in thousands)	$619	$538	$84	$83	$80
Portfolio turnover	328%	358%	413%	576%	545%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

Class R	Year Ended May 31, 2016(a)
Per share data
Net asset value, beginning of period	$5.43
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain	0.03	(b)
Total from investment operations	0.06
Less distributions to shareholders:
Net investment income	(0.02)
Total distributions to shareholders	(0.02)
Net asset value, end of period	$5.47
Total return	1.20%
Ratios to average net assets(c)
Total gross expenses	1.20	%(d)
Total net expenses(e)	1.15	%(d)
Net investment income	1.95	%(d)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	328%

Notes to Financial Highlights

(a)  Based on operations from March 1, 2016 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$5.55		$5.48		$5.56		$5.76
Income from investment operations:
Net investment income	0.14		0.15		0.14		0.06
Net realized and unrealized gain (loss)	(0.06)		0.07		(0.01)		(0.06	)(b)
Total from investment operations	0.08		0.22		0.13		—
Less distributions to shareholders:
Net investment income	(0.14)		(0.15)		(0.19)		(0.09)
Net realized gains	(0.02)		—		(0.02)		(0.11)
Total distributions to shareholders	(0.16)		(0.15)		(0.21)		(0.20)
Net asset value, end of period	$5.47		$5.55		$5.48		$5.56
Total return	1.51%		4.07%		2.40%		(0.01%)
Ratios to average net assets(c)
Total gross expenses	0.72%		0.72%		0.70%		0.73	%(d)
Total net expenses(e)	0.65	%(f)	0.63	%(f)	0.61	%(f)	0.61	%(d)
Net investment income	2.64%		2.67%		2.54%		2.11	%(d)
Supplemental data
Net assets, end of period (in thousands)	$51,857		$21,401		$12,510		$181
Portfolio turnover	328%		358%		413%		576%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$5.55	$5.48	$5.56	$5.76
Income from investment operations:
Net investment income	0.15	0.15	0.14	0.07
Net realized and unrealized gain (loss)	(0.05)	0.07	(0.01)	(0.07	)(b)
Total from investment operations	0.10	0.22	0.13	—
Less distributions to shareholders:
Net investment income	(0.15)	(0.15)	(0.19)	(0.09)
Net realized gains	(0.02)	—	(0.02)	(0.11)
Total distributions to shareholders	(0.17)	(0.15)	(0.21)	(0.20)
Net asset value, end of period	$5.48	$5.55	$5.48	$5.56
Total return	1.82%	4.15%	2.47%	0.04%
Ratios to average net assets(c)
Total gross expenses	0.57%	0.57%	0.57%	0.57	%(d)
Total net expenses(e)	0.54%	0.54%	0.53%	0.55	%(d)
Net investment income	2.74%	2.71%	2.62%	2.16	%(d)
Supplemental data
Net assets, end of period (in thousands)	$22,770	$11,921	$5,539	$506
Portfolio turnover	328%	358%	413%	576%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class W	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$5.56		$5.49		$5.58		$5.65
Income from investment operations:
Net investment income	0.14		0.13		0.12		0.09
Net realized and unrealized gain (loss)	(0.06)		0.08		(0.02)		0.09
Total from investment operations	0.08		0.21		0.10		0.18
Less distributions to shareholders:
Net investment income	(0.13)		(0.14)		(0.17)		(0.14)
Net realized gains	(0.02)		—		(0.02)		(0.11)
Total distributions to shareholders	(0.15)		(0.14)		(0.19)		(0.25)
Net asset value, end of period	$5.49		$5.56		$5.49		$5.58
Total return	1.46%		3.80%		1.94%		3.15%
Ratios to average net assets(b)
Total gross expenses	0.98%		0.98%		0.95%		0.94	%(c)
Total net expenses(d)	0.88	%(e)	0.88	%(e)	0.86	%(e)	0.86	%(c)
Net investment income	2.50%		2.38%		2.22%		1.75	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,581		$34,319		$7,393		$10,367
Portfolio turnover	328%		358%		413%		576%

Notes to Financial Highlights

(a)  Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2016	2015(a)
Per share data
Net asset value, beginning of period	$5.52	$5.44
Income from investment operations:
Net investment income	0.15	0.10
Net realized and unrealized gain (loss)	(0.05)	0.08
Total from investment operations	0.10	0.18
Less distributions to shareholders:
Net investment income	(0.15)	(0.10)
Net realized gains	(0.02)	—
Total distributions to shareholders	(0.17)	(0.10)
Net asset value, end of period	$5.45	$5.52
Total return	1.84%	3.41%
Ratios to average net assets(b)
Total gross expenses	0.52%	0.52	%(c)
Total net expenses(d)	0.49%	0.50	%(c)
Net investment income	2.75%	2.81	%(c)
Supplemental data
Net assets, end of period (in thousands)	$48,156	$1,228
Portfolio turnover	328%	358%

Notes to Financial Highlights

(a)  Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$5.55		$5.48		$5.56		$5.63		$5.46
Income from investment operations:
Net investment income	0.14		0.14		0.13		0.11		0.16
Net realized and unrealized gain (loss)	(0.06)		0.08		(0.00	)(a)	0.09		0.21
Total from investment operations	0.08		0.22		0.13		0.20		0.37
Less distributions to shareholders:
Net investment income	(0.14)		(0.15)		(0.19)		(0.16)		(0.18)
Net realized gains	(0.02)		—		(0.02)		(0.11)		(0.02)
Total distributions to shareholders	(0.16)		(0.15)		(0.21)		(0.27)		(0.20)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$5.47		$5.55		$5.48		$5.56		$5.63
Total return	1.51%		4.07%		2.40%		3.53%		6.82%
Ratios to average net assets(b)
Total gross expenses	0.72%		0.71%		0.70%		0.69%		0.68%
Total net expenses(c)	0.64	%(d)	0.62	%(d)	0.61	%(d)	0.61	%(d)	0.61	%(d)
Net investment income	2.63%		2.58%		2.46%		2.01%		2.96%
Supplemental data
Net assets, end of period (in thousands)	$545,140		$447,990		$452,308		$886,922		$424,251
Portfolio turnover	328%		358%		413%		576%		545%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus. Class R shares commenced operations on March 1, 2016.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage volatility and interest rate risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Contracts and premiums associated with options contracts written for the year ended May 31, 2016 are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at May 31, 2015	—	—	—	—
Opened	(450,000,000)	(2,900,000)	(300,000,000)	(2,497,500)
Expired	200,000,000	1,400,000	—	—
Balance at May 31, 2016	(250,000,000)	(1,500,000)	(300,000,000)	(2,497,500)

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to manage credit risk exposure, to increase or decrease its credit exposure to an index, and to increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer to reduce overall credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage interest rate market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Total Return Swap Contracts

The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	418,776	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	238,619	*
Interest rate risk	Investments, at value — Options purchased	810,357
Total		1,467,752
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	633,206	*
Credit risk	Premiums received on outstanding swap contracts	5,016,376
Interest rate risk	Net assets — unrealized depreciation on futures contracts	815	*
Interest rate risk	Options contracts written, at value	1,724,960
Interest rate risk	Net assets — unrealized depreciation on swap contracts	2,988,859	*
Total		10,364,216

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	1,913,871	1,913,871
Interest rate risk	1,332,255	1,400,000	(9,228,725)	(12,944,502)	(19,440,972)
Total	1,332,255	1,400,000	(9,228,725)	(11,030,631)	(17,527,101)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(214,430)	(214,430)
Interest rate risk	(245,350)	2,272,540	(2,922,414)	(2,898,514)	(3,793,738)
Total	(245,350)	2,272,540	(2,922,414)	(3,112,944)	(4,008,168)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	398,586,048
Futures contracts — Short	102,480,453
Credit default swap contracts — buy protection	7,500,000
Credit default swap contracts — sell protection	29,887,500
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	4,398,483
Options contracts — Written	(710,740)
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Interest rate swap contracts	279,773	(3,043,486)
Total return swap contracts	2,888	—

*Based on the ending quarterly outstanding amounts for the year ended May 31, 2016.

Repurchase Agreements

The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern

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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Forward Sale Commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2016:

	Barclays ($)	Citi ($)	Credit Suisse ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)(e)	Morgan Stanley ($)(e)	Morgan Stanley International ($)	TD Securities ($)	Total ($)
Assets
Options purchased puts	286,367	256,560	—	—	204,560	—	—	62,870	—	810,357
Repurchase agreements	—	—	—	—	—	—	—	—	60,000,000	60,000,000
Total Assets	286,367	256,560	—	—	204,560	—	—	62,870	60,000,000	60,810,357
Liabilities
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	—	15,131	—	—	15,131
Centrally cleared interest rate swap contracts(a)	—	—	—	—	—	—	58,591	—	—	58,591
Options contracts written	—	1,724,960	—	—	—	—	—	—	—	1,724,960
OTC credit default swap contracts(b)	—	—	762,032	653,791	914,437	2,565,612	—	—	—	4,895,872
Total Liabilities	—	1,724,960	762,032	653,791	914,437	2,565,612	73,722	—	—	6,694,554
Total Financial and Derivative Net Assets	286,367	(1,468,400)	(762,032)	(653,791)	(709,877)	(2,565,612)	(73,722)	62,870	60,000,000	54,115,803
Total collateral received (pledged)(c)	286,367	(1,468,400)	(680,000)	(580,000)	(709,877)	(2,565,612)	(73,722)	—	60,000,000	54,208,756
Net Amount(d)	—	—	(82,032)	(73,791)	—	—	—	62,870	—	(92,953)

(a) Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d) Represents the net amount due from/(to) counterparties in the event of default.

(e) Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management

Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.50% to 0.34% as the Fund's net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 0.49% of the Fund's average daily net assets.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $2,760,910, and the administrative services fee paid to the Investment Manager was $415,042.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2016, other expenses paid by the Fund to this company were $3,278.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

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COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.21
Class C	0.20
Class K	0.05
Class R*	0.18
Class R4	0.20
Class R5	0.05
Class W	0.21
Class Z	0.20

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $6,016.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $706,000 and $266,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $361,851 for Class A, $92 for Class B and $4,077 for Class C shares for the year ended May 31, 2016.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap October 1, 2015 through September 30, 2016	Voluntary Expense Cap Prior to October 1, 2015
Class A	0.90%	0.88%
Class B	1.65	1.63
Class C	1.65	1.63
Class I	0.49	0.50
Class K	0.79	0.80
Class R*	1.15	—
Class R4	0.65	0.63
Class R5	0.54	0.55
Class W	0.90	0.88
Class Y	0.49	0.50
Class Z	0.65	0.63

*Expense cap rate is contractual from March 1, 2016 (the commencement of operations of Class R shares) through September 30, 2016.

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distributions, distribution reclassifications, derivative investments, tax straddles and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,575,034
Accumulated net realized loss	(1,546,413)
Paid-in capital	(28,621)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended May 31,	2016	2015
Ordinary income	$57,361,446	$50,073,258

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,137,342
Net unrealized depreciation	(18,224,505)

At May 31, 2016, the cost of investments for federal income tax purposes was $2,688,977,229 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$25,725,621
Unrealized depreciation	(43,950,126)
Net unrealized depreciation	$(18,224,505)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $8,236,346,035 and $7,965,048,419, respectively, for the year ended May 31, 2016, of which $7,887,878,614 and $7,681,898,609, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was

the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended May 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, one unaffiliated shareholder of record owned 15.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 47.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia U.S. Government Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Government Mortgage Fund (the "Fund", a series of Columbia Funds Series Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on May 31, 2012 were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, MN
July 25, 2016

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock Mutual, 1989-2000; John Hancock Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President — Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011 Director, Healthways, Inc. (health and well-being solutions) since 2005-2015

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

176

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016

Columbia U.S. Government Mortgage Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN236_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA COMMODITY STRATEGY FUND

PRESIDENT’S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it’s also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009-2010.

■	In today’s low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

■	Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong.

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

■	Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, “The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror.” Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today’s investment environment:

1)	Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)	Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)	Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20%-30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001–2003 and 2011–2012. Conversely, flows picked up when volatility returned to “normal” levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate “spike” reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what’s the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization, and investors are

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

best served through investment approaches that appreciate that distinction. Even though it’s a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor’s specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved

Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Commodity Strategy Fund (the Fund) Class A shares returned -14.72% excluding sales charges for the 12-month period that ended May 31, 2016.

■	The Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -15.32% for the same period.

■	The Fund’s allocation to, and selections within, the energy sector accounted for the Fund’s outperformance of its benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2016)
	Inception	1 Year	Life
Class A*	06/18/12
Excluding sales charges		-14.72	-11.98
Including sales charges		-19.67	-13.05
Class C*	06/18/12
Excluding sales charges		-15.37	-12.65
Including sales charges		-16.22	-12.65
Class I	07/28/11	-14.49	-11.64
Class R*	06/18/12	-14.97	-12.19
Class R4*	03/19/13	-14.38	-11.82
Class R5*	01/08/14	-14.49	-11.85
Class W	07/28/11	-14.87	-12.01
Class Y*	10/01/14	-14.46	-11.87
Class Z*	06/18/12	-14.60	-11.81
Bloomberg Commodity Index Total Return		-15.32	-12.56

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class W shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (July 28, 2011 — May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016	3

COLUMBIA COMMODITY STRATEGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Threadneedle International Limited

David Donora

Nicolas Robin

Commodities Market Exposure (%) (at May 31, 2016)
Commodities Futures Contracts(a)
Agriculture	32.2
Energy	34.6
Industrial Metals	13.0
Livestock	5.0
Precious Metals	15.2
Total Notional Market Value of Commodities Futures Contracts	100.0

(a)	Reflects notional market value of commodities futures contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities futures contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding commodities futures contracts is $65,893,241. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Portfolio Holdings (%) (at May 31, 2016)
Money Market Funds	128.4
Other Assets & Liabilities	(28.4)
Total	100.0

Percentages indicated are based upon net assets. At year end, the Fund held an investment in an affiliated money market fund, which have been segregated to cover obligations relating to the Fund’s investments in open futures contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

At May 31, 2016, approximately 76.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended May 31, 2016, the Fund’s Class A shares returned -14.72% excluding sales charges. The Fund modestly outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -15.32% for the same period. The Fund invests, directly or indirectly, in a portfolio of commodity-linked investments, such as commodity-linked futures, structured notes and/or swaps, that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. A recovery in energy prices late in the reporting period, along with gains in the Fund’s positions in industrial and base metals, contributed to the Fund’s outperformance relative to the benchmark.

A Turning Point for Commodities

Most of the year through May 31, 2016 saw a continuation of the sharp downturn in commodity markets that started in the third quarter of 2014 before gathering pace as the Organization of Petroleum Exporting Countries (OPEC) decided not to support the oil markets. The energy market was the worst-performing sector for the benchmark for the reporting period, returning -36.8%. Beginning in the middle of the first quarter of 2016, however, Fund returns began to reflect a turning point for commodities as an asset class. Indeed, after falling by nearly 25% to a low in January 2016, the benchmark rebounded sharply as oil prices recovered in the second quarter of the year.

Driven by strong global oil demand, crude oil prices rose to USD$60 in the second quarter of 2015, spurring strong hedging activity from independent U.S. producers. Gasoline demand in the United States was strong while a flurry of refinery outages supported refining margins. This left the market relatively well priced into the summer months, before physical demand for crude oil in the Atlantic basin softened again. Having captured relatively high prices in the run-up to the U.S. driving season, independent U.S. producers were able to maintain crude oil production at high levels despite a sharp reduction in the U.S. oil-rig count. Ultimately, this excess production was the driving force behind weakness in oil prices through the end of the third quarter of 2015, as U.S. refiners went into autumn maintenance and initiated the sell-off that lasted into the middle of the first quarter of 2016. At that time, oil prices reached fresh lows, in the mid-$20s, triggering sharp reductions in rig counts and ultimately resulting in an acceleration of falling production in the U.S. market.

By mid-January 2016, the market began to rebalance, with a barrel of crude oil trading just above $25. Not only did inventory growth stall at these levels, but the lower prices — which were largely unchanged since the end of 2015 — triggered increased demand as the global economy slowly recovered. By

4	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

the second quarter of 2016, prices had risen, as oil production temporarily declined because of attacks on pipelines in Nigeria and the oil-sands fire in Canada. These outages accelerated the rebalancing of the market.

Contributors and Detractors

The energy sector was the largest positive contributor to relative Fund performance, adding 1.5% for the reporting period, with underweights and short-term structure positions in West Texas Intermediate Crude behind most of the relative performance. Meanwhile, U.S. gasoline and natural gas positions detracted.

The recovery in the energy market spilled over to other sectors. Industrial metals, which were the second-worst-performing sector for the entire reporting period, also achieved record gains in the first few weeks of 2016. While 2016 started with a sharp sell-off as the market became concerned about the Chinese economy, stimulus measures undertaken by the Chinese government helped spur a recovery in real-estate and fixed-asset investment, which helped the metals market rally through the end of April. The base metals sector was the second-strongest positive contributor to Fund relative performance (adding 0.40%), with gains coming from long-term underweights in copper, aluminum and a tactical underweight in nickel. In precious metals, we covered an underweight in gold at a small loss in the summer of 2015 after an unexpected currency devaluation by China’s central bank rattled currency markets.

Performance across agricultural markets was mixed for the reporting period. As a sector, livestock was down 13.8% while grains were up 4.2% and soft commodities up 10.4%. In livestock, the Fund’s short-term position in both live cattle and lean hogs generated about 0.30% of positive relative performance. In soft commodities, gains in sugar and cotton were partially offset by losses in the coffee market. In grains, the market rebounded sharply in the second quarter of 2016 on the back of deteriorating weather conditions in Latin America. This, combined with strong demand for soybean and soybean meal out of Asia, contributed to a run in prices which benefited a relative value position we held between soybean meal and soybean oil. In all, the Fund’s positions across agricultural markets generated nearly 0.80% of positive relative performance for the reporting period.

At Period End

For most of the past 12 months, the commodity markets continued to be buffeted by volatility in crude-oil prices. As a result, the energy sector was, once again, the worst-performing commodity market for the reporting period. By the end of the period, however, a modestly strengthening economy, along with some unexpected events, led to a recovery in oil prices as well as other commodities.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2016	5

COLUMBIA COMMODITY STRATEGY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,063.10	1,017.80	7.43	7.26	1.44
Class C	1,000.00	1,000.00	1,058.70	1,014.05	11.27	11.03	2.19
Class I	1,000.00	1,000.00	1,066.00	1,019.65	5.53	5.40	1.07
Class R	1,000.00	1,000.00	1,061.60	1,016.55	8.71	8.52	1.69
Class R4	1,000.00	1,000.00	1,066.10	1,019.05	6.15	6.01	1.19
Class R5	1,000.00	1,000.00	1,064.00	1,019.50	5.68	5.55	1.10
Class W	1,000.00	1,000.00	1,061.10	1,017.80	7.42	7.26	1.44
Class Y	1,000.00	1,000.00	1,063.80	1,019.95	5.21	5.10	1.01
Class Z	1,000.00	1,000.00	1,062.50	1,019.05	6.14	6.01	1.19

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Money Market Funds 128.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.434%(a)(b)	83,957,394	83,957,394

Total Money Market Funds
(Cost: $83,957,394)		83,957,394

Total Investments
(Cost: $83,957,394)		83,957,394

Other Assets & Liabilities, Net		(18,581,862)

Net Assets		65,375,532

At May 31, 2016, cash totaling $6,097,057 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Brent Crude	134	USD	6,738,860	07/2016	364,129	—
Brent Crude	2	USD	100,580	07/2016	1,015	—
Coffee C	6	USD	273,488	07/2016	—	(4,318)
Coffee C	50	USD	2,279,063	07/2016	—	(42,947)
Copper	38	USD	2,004,500	12/2016	1,701	—
Corn	91	USD	1,841,613	07/2016	59,211	—
Corn	17	USD	344,038	07/2016	11,591	—
Corn	126	USD	2,573,550	12/2016	—	(3,219)
Cotton	27	USD	863,190	07/2016	32,775	—
Cotton	1	USD	31,970	07/2016	461	—
Gold 100 oz.	60	USD	7,305,000	08/2016	—	(319,524)
KC HRW Wheat	1	USD	22,363	07/2016	33	—
KC HRW Wheat	27	USD	603,788	07/2016	—	(24,655)
LME Copper	11	USD	1,285,900	07/2016	—	(71,755)
LME Nickel	25	USD	1,262,100	07/2016	—	(31,816)
LME Primary Aluminum	39	USD	1,510,519	07/2016	—	(34,647)
LME Zinc	38	USD	1,825,188	07/2016	102,548	—
Lean Hogs	15	USD	409,350	10/2016	—	(2,385)
Lean Hogs	42	USD	1,146,180	10/2016	—	(8,154)
Live Cattle	35	USD	1,642,550	10/2016	20,257	—
Live Cattle	2	USD	93,860	10/2016	2,451	—
Lme Lead	15	USD	636,563	07/2016	—	(143)
NY Harbor ULSD	45	USD	2,922,885	10/2016	177,629	—
Natural Gas	130	USD	2,974,400	06/2016	146,666	—
Natural Gas	10	USD	228,800	06/2016	5,068	—
Natural Gas	66	USD	1,510,080	06/2016	—	(22,685)
RBOB Gasoline	28	USD	1,897,358	06/2016	89,205	—
RBOB Gasoline	14	USD	948,679	06/2016	2,829	—
Silver	23	USD	1,839,310	07/2016	—	(40,386)
Silver	11	USD	879,670	07/2016	—	(100,416)
Soybean	27	USD	1,455,975	07/2016	44,150	—
Soybean	5	USD	269,625	07/2016	4,516	—
Soybean	37	USD	1,953,138	11/2016	1,562	—
Soybean Meal	27	USD	1,004,670	12/2016	—	(100)
Soybean Meal	29	USD	1,150,140	07/2016	173,472	—
Soybean Meal	5	USD	198,300	07/2016	8,899	—
Soybean Oil	9	USD	175,014	12/2016	—	(3,476)
Soybean Oil	79	USD	1,536,234	12/2016	—	(42,594)
Sugar #11	125	USD	2,472,400	09/2016	—	(1,852)
WTI Crude	75	USD	3,682,500	06/2016	858,447	—
WTI Crude	36	USD	1,767,600	06/2016	86,649	—
WTI Crude	1	USD	49,100	06/2016	827	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Futures Contracts Outstanding at May 31, 2016 (continued)

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Wheat	36	USD	836,100	07/2016	4,061	—
Wheat	58	USD	1,347,050	07/2016	—	(38,124)

Total			65,893,241		2,200,152	(793,196)

Notes to Consolidated Portfolio of Investments

(a)	The rate shown is the seven-day current annualized yield at May 31, 2016.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	50,237,239	109,857,193	(76,137,038)	83,957,394	121,406	83,957,394

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments measured at net asset value

Money Market Funds	—	—	—	83,957,394

Total Investments	—	—	—	83,957,394

Derivatives

Assets

Futures Contracts	2,200,152	—	—	2,200,152

Liabilities

Futures Contracts	(793,196)	—	—	(793,196)

Total	1,406,956	—	—	85,364,350

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets

Investments, at value

Affiliated issuers (identified cost $83,957,394)	$83,957,394

Margin deposits	6,097,057

Receivable for:

Capital shares sold	72,047

Dividends	28,374

Variation margin	441,897

Prepaid expenses	313

Total assets	90,597,082

Liabilities

Due to custodian	83,655

Payable for:

Capital shares purchased	24,514,000

Variation margin	560,739

Investment management fees	6,193

Distribution and/or service fees	112

Transfer agent fees	2,258

Compensation of board members	16,733

Other expenses	37,860

Total liabilities	25,221,550

Net assets applicable to outstanding capital stock	$65,375,532

Represented by

Paid-in capital	$89,124,955

Excess of distributions over net investment income	(1,798,775)

Accumulated net realized loss	(23,357,604)

Unrealized appreciation (depreciation) on:

Futures contracts	1,406,956

Total — representing net assets applicable to outstanding capital stock	$65,375,532

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A

Net assets	$2,651,497

Shares outstanding	491,746

Net asset value per share	$5.39

Maximum offering price per share(a)	$5.72

Class C

Net assets	$304,865

Shares outstanding	58,263

Net asset value per share	$5.23

Class I

Net assets	$49,990,080

Shares outstanding	9,104,597

Net asset value per share	$5.49

Class R

Net assets	$104,073

Shares outstanding	19,499

Net asset value per share	$5.34

Class R4

Net assets	$10,825,533

Shares outstanding	1,976,857

Net asset value per share	$5.48

Class R5

Net assets	$653,611

Shares outstanding	118,966

Net asset value per share	$5.49

Class W

Net assets	$1,599

Shares outstanding	297

Net asset value per share	$5.38

Class Y

Net assets	$1,787

Shares outstanding	325

Net asset value per share	$5.50

Class Z

Net assets	$842,487

Shares outstanding	154,777

Net asset value per share	$5.44

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income

Income:

Dividends — affiliated issuers	$121,406

Total income	121,406

Expenses:

Investment management fees	294,930

Distribution and/or service fees

Class A	6,527

Class C	2,686

Class R	478

Class W	4

Transfer agent fees

Class A	4,628

Class C	486

Class R	171

Class R4	7,013

Class R5	113

Class W	4

Class Z	1,150

Compensation of board members	10,276

Custodian fees	5,465

Printing and postage fees	18,373

Registration fees	103,789

Audit fees	30,660

Legal fees	6,992

Other	18,950

Total expenses	512,695

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,738)

Total net expenses	508,957

Net investment loss	(387,551)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Futures contracts	(5,632,193)

Net realized loss	(5,632,193)

Net change in unrealized appreciation (depreciation) on:

Futures contracts	2,643,361

Net change in unrealized appreciation	2,643,361

Net realized and unrealized loss	(2,988,832)

Net decrease in net assets from operations	$(3,376,383)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015
Operations

Net investment loss	$(387,551)	$(328,838)

Net realized loss	(5,632,193)	(8,764,851)

Net change in unrealized appreciation (depreciation)	2,643,361	(455,071)

Net decrease in net assets resulting from operations	(3,376,383)	(9,548,760)

Increase (decrease) in net assets from capital stock activity	12,633,965	(3,103,399)

Total increase (decrease) in net assets	9,257,582	(12,652,159)

Net assets at beginning of year	56,117,950	68,770,109

Net assets at end of year	$65,375,532	$56,117,950

Undistributed (excess of distributions over) net investment income	$(1,798,775)	$706,234

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	235,504	1,239,553	257,569	1,788,825

Redemptions	(248,645)	(1,318,728)	(146,464)	(1,028,530)

Net increase (decrease)	(13,141)	(79,175)	111,105	760,295

Class C shares

Subscriptions	43,987	205,557	32,200	206,804

Redemptions	(30,205)	(152,216)	(14,520)	(103,395)

Net increase	13,782	53,341	17,680	103,409

Class I shares

Subscriptions	11,169,345	61,024,756	6,759,665	43,634,780

Redemptions	(10,083,347)	(58,546,559)	(6,081,922)	(47,720,366)

Net increase	1,085,998	2,478,197	677,743	(4,085,586)

Class R shares

Subscriptions	4,173	21,833	3,059	21,407

Redemptions	(3,333)	(20,033)	(372)	(2,592)

Net increase	840	1,800	2,687	18,815

Class R4 shares

Subscriptions	2,010,831	9,835,248	67,191	451,460

Redemptions	(93,460)	(479,923)	(8,002)	(50,985)

Net increase	1,917,371	9,355,325	59,189	400,475

Class R5 shares

Subscriptions	143,912	737,893	57,449	452,138

Redemptions	(25,252)	(125,000)	(127,155)	(900,733)

Net increase (decrease)	118,660	612,893	(69,706)	(448,595)

Class Y shares

Subscriptions	—	—	325	2,500

Net increase	—	—	325	2,500

Class Z shares

Subscriptions	204,214	1,127,490	28,954	191,183

Redemptions	(158,115)	(915,906)	(6,391)	(45,895)

Net increase	46,099	211,584	22,563	145,288

Total net increase	3,169,609	12,633,965	821,586	(3,103,399)

(a)	Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$6.32	$8.57	$8.52	$8.50

Income from investment operations:

Net investment loss	(0.06)	(0.08)	(0.09)	(0.08)

Net realized and unrealized gain (loss)	(0.87)	(2.17)	0.14 (b)	0.10	(b)

Total from investment operations	(0.93)	(2.25)	0.05	0.02

Net asset value, end of period	$5.39	$6.32	$8.57	$8.52

Total return	(14.72%)	(26.25%)	0.59%	0.24%

Ratios to average net assets(c)

Total gross expenses	1.50%	1.51%	1.34%	1.25	%(d)

Total net expenses(e)	1.43%	1.27%	1.16%	1.14	%(d)

Net investment loss	(1.20%)	(1.17%)	(1.07%)	(1.02	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2,651	$3,193	$3,376	$3,780

Portfolio turnover	0%	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$6.18	$8.45	$8.46	$8.50

Income from investment operations:

Net investment loss	(0.10)	(0.13)	(0.15)	(0.15)

Net realized and unrealized gain (loss)	(0.85)	(2.14)	0.14 (b)	0.11	(b)

Total from investment operations	(0.95)	(2.27)	(0.01)	(0.04)

Net asset value, end of period	$5.23	$6.18	$8.45	$8.46

Total return	(15.37%)	(26.86%)	(0.12%)	(0.47%)

Ratios to average net assets(c)

Total gross expenses	2.25%	2.26%	2.10%	2.01	%(d)

Total net expenses(e)	2.18%	2.02%	1.91%	1.90	%(d)

Net investment loss	(1.92%)	(1.93%)	(1.82%)	(1.77	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$305	$275	$226	$145

Portfolio turnover	0%	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$6.42	$8.67	$8.59	$8.50	$10.00

Income from investment operations:

Net investment loss	(0.04)	(0.06)	(0.06)	(0.05)	(0.04)

Net realized and unrealized gain (loss)	(0.89)	(2.19)	0.14 (b)	0.14 (b)	(1.46)

Total from investment operations	(0.93)	(2.25)	0.08	0.09	(1.50)

Net asset value, end of period	$5.49	$6.42	$8.67	$8.59	$8.50

Total return	(14.49%)	(25.95%)	0.93%	1.06%	(15.00%)

Ratios to average net assets(c)

Total gross expenses	1.05%	1.11%	0.95%	0.95%	1.62	%(d)

Total net expenses(e)	1.05%	0.91%	0.77%	0.70%	0.70	%(d)

Net investment loss	(0.79%)	(0.81%)	(0.68%)	(0.57%)	(0.56	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$49,990	$51,453	$63,676	$83,816	$24,576

Portfolio turnover	0%	0%	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$6.28	$8.53	$8.50	$8.50

Income from investment operations:

Net investment loss	(0.08)	(0.10)	(0.11)	(0.11)

Net realized and unrealized gain (loss)	(0.86)	(2.15)	0.14 (b)	0.11	(b)

Total from investment operations	(0.94)	(2.25)	0.03	—

Net asset value, end of period	$5.34	$6.28	$8.53	$8.50

Total return	(14.97%)	(26.38%)	0.35%	(0.00%)

Ratios to average net assets(c)

Total gross expenses	1.74%	1.76%	1.60%	1.52	%(d)

Total net expenses(e)	1.68%	1.52%	1.42%	1.38	%(d)

Net investment loss	(1.44%)	(1.42%)	(1.33%)	(1.25	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$104	$117	$136	$120

Portfolio turnover	0%	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$6.40	$8.65	$8.59	$9.14

Income from investment operations:

Net investment loss	(0.04)	(0.07)	(0.07)	(0.01)

Net realized and unrealized gain (loss)	(0.88)	(2.18)	0.13 (b)	(0.54)

Total from investment operations	(0.92)	(2.25)	0.06	(0.55)

Net asset value, end of period	$5.48	$6.40	$8.65	$8.59

Total return	(14.38%)	(26.01%)	0.70%	(6.02%)

Ratios to average net assets(c)

Total gross expenses	1.23%	1.26%	1.10%	0.92	%(d)

Total net expenses(e)	1.19%	1.02%	0.95%	0.90	%(d)

Net investment loss	(0.83%)	(1.00%)	(0.86%)	(0.78	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$10,826	$381	$3	$2

Portfolio turnover	0%	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$6.42	$8.68	$8.16

Income from investment operations:

Net investment loss	(0.04)	(0.06)	(0.03)

Net realized and unrealized gain (loss)	(0.89)	(2.20)	0.55	(b)

Total from investment operations	(0.93)	(2.26)	0.52

Net asset value, end of period	$5.49	$6.42	$8.68

Total return	(14.49%)	(26.04%)	6.37%

Ratios to average net assets(c)

Total gross expenses	1.10%	1.18%	1.16	%(d)

Total net expenses(e)	1.10%	0.96%	0.87	%(d)

Net investment loss	(0.74%)	(0.78%)	(0.77	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$654	$2	$608

Portfolio turnover	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class W	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$6.32	$8.57	$8.53	$8.47	$10.00

Income from investment operations:

Net investment loss	(0.06)	(0.08)	(0.09)	(0.09)	(0.08)

Net realized and unrealized gain (loss)	(0.88)	(2.17)	0.13 (b)	0.15 (b)	(1.45)

Total from investment operations	(0.94)	(2.25)	0.04	0.06	(1.53)

Net asset value, end of period	$5.38	$6.32	$8.57	$8.53	$8.47

Total return	(14.87%)	(26.25%)	0.47%	0.71%	(15.30%)

Ratios to average net assets(c)

Total gross expenses	1.49%	1.51%	1.32%	1.51%	2.76	%(d)

Total net expenses(e)	1.43%	1.27%	1.16%	1.15%	1.15	%(d)

Net investment loss	(1.16%)	(1.14%)	(1.10%)	(0.98%)	(0.99	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2	$2	$3	$2	$2

Portfolio turnover	0%	0%	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y	2016	2015(a)
Per share data
Net asset value, beginning of period	$6.43	$7.70

Income from investment operations:

Net investment loss	(0.04)	(0.04)

Net realized and unrealized loss	(0.89)	(1.23)

Total from investment operations	(0.93)	(1.27)

Net asset value, end of period	$5.50	$6.43

Total return	(14.46%)	(16.49%)

Ratios to average net assets(b)

Total gross expenses	1.01%	1.33	%(c)

Total net expenses(d)	1.01%	0.97	%(c)

Net investment loss	(0.73%)	(0.80	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$2	$2

Portfolio turnover	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$6.37	$8.62	$8.54	$8.50

Income from investment operations:

Net investment loss	(0.05)	(0.07)	(0.07)	(0.06)

Net realized and unrealized gain (loss)	(0.88)	(2.18)	0.15 (b)	0.10	(b)

Total from investment operations	(0.93)	(2.25)	0.08	0.04

Net asset value, end of period	$5.44	$6.37	$8.62	$8.54

Total return	(14.60%)	(26.10%)	0.94%	0.47%

Ratios to average net assets(c)

Total gross expenses	1.24%	1.26%	1.12%	1.05	%(d)

Total net expenses(e)	1.18%	1.02%	0.92%	0.90	%(d)

Net investment loss	(0.92%)	(0.92%)	(0.83%)	(0.77	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$842	$693	$742	$25

Portfolio turnover	0%	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)	Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

CCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.

At May 31, 2016, the Subsidiary financial statement information is as follows:

Subsidiary % of consolidated fund net assets	15.57%
Subsidiary Net assets	$10,181,871
Net investment income (loss)	(40,599)
Net realized gain (loss)	(5,632,193)
Net change in unrealized appreciation (depreciation)	2,643,361

The consolidated financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

24	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition,

investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into

Annual Report 2016	25

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate commodity market exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts

26	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2016:

	Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	2,200,152	*

	Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	793,196	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity-related investment risk	(5,632,193)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity-related investment risk	2,643,361

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	45,468,388

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such

Annual Report 2016	27

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 0.63% of the Fund’s average daily net assets.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $87,216, and the administrative services fee paid to the Investment Manager was $12,686.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2016, other expenses paid by the Fund to this company were $977.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment

28	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class C	0.18
Class R	0.18
Class R4	0.20
Class R5	0.05
Class W	0.19
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2016, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,000 for Class C shares. These amounts are based on the most recent information available as of March 31, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $13,592 for Class A and $219 for Class C shares for the year ended May 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

Annual Report 2016	29

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap October 1, 2015 through September 30, 2016	Voluntary Expense Cap Prior to October 1, 2015
Class A	1.44%	1.41%
Class C	2.19	2.16
Class I	1.08	1.09
Class R	1.69	1.66
Class R4	1.19	1.16
Class R5	1.13	1.14
Class W	1.44	1.41
Class Y	1.08	1.09
Class Z	1.19	1.16

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for Trustees’ deferred compensation, net operating loss reclassification, late-year ordinary losses and investments in commodity subsidiaries. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(2,117,458)
Paid-in capital	2,117,458

Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the years ended May 31, 2016 and 2015, there were no distributions.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	(22,142,741)

At May 31, 2016, the cost of investments for federal income tax purposes was $108,793,786 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$—
Unrealized depreciation	(22,142,741)
Net unrealized depreciation	$(22,142,741)

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2016, the Fund will elect to treat late-year ordinary losses of $147,803 as arising on June 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended May 31, 2016, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.

30	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended May 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, one unaffiliated shareholder of record owned 17.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 80.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Commodity-related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Leverage Risk

Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the

Annual Report 2016	31

COLUMBIA COMMODITY STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

May 31, 2016

Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Money Market Fund Investment Risk

An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the consolidated financial statements were issued and noted no items requiring adjustment of the consolidated financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Commodity Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Commodity Strategy Fund (the “Fund”, a series of Columbia Funds Series Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The consolidated financial highlights for the Fund for the period ended on May 31, 2012 were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

July 25, 2016

Annual Report 2016	33

COLUMBIA COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

34	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016	35

COLUMBIA COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119	Director, Abt Associates (government contractor) since 2001; Director, ICI Mutual Insurance Company, since 2011; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well- being solutions), 2005-2015

36	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	176	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016	37

COLUMBIA COMMODITY STRATEGY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President, and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

38	Annual Report 2016

COLUMBIA COMMODITY STRATEGY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Annual Report 2016	39

Columbia Commodity Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN129_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PRESIDENT’S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it’s also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009-2010.

■	In today’s low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

■	Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong.

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

■	Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, “The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror.” Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today’s investment environment:

1)	Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)	Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)	Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20%-30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001–2003 and 2011–2012. Conversely, flows picked up when volatility returned to “normal” levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate “spike” reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what’s the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization, and investors are

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

best served through investment approaches that appreciate that distinction. Even though it’s a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor’s specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Flexible Capital Income Fund (the Fund) Class A shares returned -5.42% excluding sales charges for the 12-month period that ended May 31, 2016.

■	During the same time period, the Fund underperformed its Blended Index, which returned -1.26%, as well as the Barclays U.S. Aggregate Bond Index, which returned 2.99%.

■	The Fund’s tilt toward higher yielding income securities and several defaults in the energy sector accounted for its shortfall relative to the Blended Index.

Average Annual Total Returns (%) (for period ended May 31, 2016)
	Inception	1 Year	Life
Class A	07/28/11
Excluding sales charges		-5.42	7.11
Including sales charges		-10.85	5.81
Class C	07/28/11
Excluding sales charges		-6.10	6.32
Including sales charges		-6.98	6.32
Class I	07/28/11	-4.93	7.51
Class R	07/28/11	-5.67	6.81
Class R4*	11/08/12	-5.22	7.31
Class R5*	11/08/12	-5.06	7.36
Class W	07/28/11	-5.41	7.10
Class Z	07/28/11	-5.18	7.36
Blended Index		-1.26	8.36
Barclays U.S. Aggregate Bond Index		2.99	3.30

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Blended Index, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Barclays U.S. Corporate Investment Grade & High Yield Index and the Barclays U.S. Convertible Composite Index. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Barclays U.S. Corporate Investment Grade & High Yield Index is a broad-based benchmark that measures the performance of investment-grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Barclays U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (July 28, 2011 — May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Flexible Capital Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016	3

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

David King, CFA

Yan Jin

Top Ten Holdings (%) (at May 31, 2016)
Radian Group, Inc. 06/15/20 5.250%	1.6
Microsoft Corp.	1.5
Wells Fargo & Co.	1.5
ADS Tactical, Inc. 04/01/18 11.000%	1.5
General Electric Co.	1.5
Exxon Mobil Corp.	1.5
Allergan PLC, 5.500%	1.5
Frontier Communications Corp. 09/15/25 11.000%	1.3
Micron Technology, Inc. 02/01/25 5.500%	1.2
Hamilton Sundstrand Corp. 12/15/20 7.750%	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2016)
Common Stocks	37.9
Convertible Bonds	14.6
Convertible Preferred Stocks	13.8
Corporate Bonds & Notes	28.9
Limited Partnerships	1.9
Money Market Funds	0.9
Preferred Debt	2.0
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

For the 12-month period that ended May 31, 2016, the Fund’s Class A shares returned -5.42% excluding sales charges. During the same time period, the Fund underperformed both its Blended Index, which returned -1.26%, and the Barclays U.S. Aggregate Bond Index, which returned 2.99%. The Barclays index consists entirely of investment-grade bonds. The Fund’s tilt toward higher yielding income securities and several defaults in the energy sector accounted for its shortfall relative to the Blended Index.

Bad Start, Good Finish: Investor Sentiment Drove Markets

During the first half of the 12-month period ended May 31, 2016, lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on investor confidence. Subpar global economic growth continued for a fourth straight year, with China’s slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising U.S. dollar rounded the list of mounting pressures in 2015.

However, both the price of oil and the U.S. dollar reversed course in the first five months of 2016. The U.S. economy continued to expand modestly, and economic growth in Europe picked up, if ever so slightly. The U.S. manufacturing sector regained some traction in the final months of the period, and the U.S. labor markets recovered to full employment for the first time since the Great Recession. In May, the unemployment rate fell to 4.7% (Source: U.S. Bureau of Labor Statistics) even though the number of new jobs added in May was surprisingly low. The lower unemployment figure reflected a significant decline in the number of workers seeking jobs. The sharp decline in new jobs added in May likely reflects the difficulty employers have had in filling jobs that target skilled, highly educated workers. The Federal Reserve (Fed) responded cautiously to the weak jobs reports. After raising the target range of its benchmark interest rate by a quarter of a point in December 2015, it took no further action in the first five months of 2016.

In a risk-averse environment, stocks were down sharply in the first eight plus months of the period then rebounded as investors grew more confident. Despite two major downdrafts, the S&P 500 Index rose 1.72% for the 12 months ended May 31, 2016. Large-company stocks outperformed small- and mid-cap stocks while value stocks outperformed growth stocks for the period. Bonds generally outperformed stocks. The Barclays U.S. Aggregate Bond Index rose 2.99%.

Contributors and Detractors

Despite widespread pessimism about the state of the global economy, which weighed on all but the highest quality segments of the income markets during the first eight months of the period, a rebound in the last four months produced a partial turnaround as investor sentiment began to shift. Against this backdrop, the Fund generated solid results from consumer staples, defense and utilities holdings. Within staples, Tyson Foods continued to outperform expectations, delivering productivity gains associated with the company’s integration of Hillshire Brands, which it acquired in 2014. The company also has benefited from the consumer shift to more protein-based diets. Lower grain prices resulted in lower material costs, which helped boost earnings. We took some profits in Tyson but held onto the position. Philip Morris USA also did well. Philip Morris kept costs

4	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

under control and attracted interest because of new technology. During the period, defense stocks were something of a safe haven for risk-averse investors. Within defense, the Fund did well with positions in Northrop Grumman and Lockheed Martin shares. We took profits and sold Northrop Grumman but held onto Lockheed Martin. Also in defense, the high-yield bonds of ADS Tactical were positive performers. The company supplies military tactical and operational equipment and apparel. Within utilities, Xcel Energy and Ameren delivered double-digit gains. Xcel is the largest wind energy provider, a segment that accounted for nearly 5% of domestic electrical energy generation in 2015. Ameren, a mid-west utility company, attracted investors with its 3.6% yield.

Disappointments outweighed winners for the year. The Fund’s tilt toward lower quality, higher yielding securities included some significant losses. SunEdison, a core position in the energy sector, declared bankruptcy as did Energy XXI and Penn Virginia. We sold Chesapeake Energy after it cut its dividend, but we continued to maintain a sizeable position in energy despite these disappointments. We took the opportunity to raise the quality of the Fund’s energy holdings by adding names such as Exxon and Hess, both of which did well in the final months of the period.

Health care was another weak performer for the Fund, especially in the biotechnology segment. In the industrials sector, Navistar convertibles lost ground as investors equated falling oil prices with a weak global economy and lost confidence in its prospects.

At Period End

Despite these disappointments, we believe that our approach, which emphasizes bottom-up credit and equity research and both income and growth, demonstrated resilience in the face of market headwinds. We were pleased with the recoveries of Fund positions that had been dragged down during the market’s most severe volatility, such as 8point3 Energy Partners, NRG Yield and alternative energy company Enviva. Energy may not have bottomed, but we believe that fears of a global recession have receded and a combination of positive momentum and attractive valuations prevailed at the end of the reporting period.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2016	5

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.60	1,019.50	5.57	5.55	1.10
Class C	1,000.00	1,000.00	1,020.80	1,015.75	9.35	9.32	1.85
Class I	1,000.00	1,000.00	1,026.70	1,021.70	3.34	3.34	0.66
Class R	1,000.00	1,000.00	1,023.30	1,018.30	6.78	6.76	1.34
Class R4	1,000.00	1,000.00	1,025.70	1,020.75	4.30	4.29	0.85
Class R5	1,000.00	1,000.00	1,026.20	1,021.15	3.90	3.89	0.77
Class W	1,000.00	1,000.00	1,024.70	1,019.60	5.47	5.45	1.08
Class Z	1,000.00	1,000.00	1,025.90	1,020.75	4.31	4.29	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

6	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 37.3%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 1.8%
Hotels, Restaurants & Leisure 1.0%

Extended Stay America, Inc.	300,000	4,278,000

Specialty Retail 0.8%

Staples, Inc.	425,000	3,740,000

Total Consumer Discretionary		8,018,000

CONSUMER STAPLES 1.9%
Food & Staples Retailing 0.9%

SYSCO Corp.	90,000	4,329,900

Tobacco 1.0%

Philip Morris International, Inc.	45,000	4,440,600

Total Consumer Staples		8,770,500

ENERGY 3.0%
Oil, Gas & Consumable Fuels 3.0%

BP PLC, ADR	142,500	4,474,500

Exxon Mobil Corp.	72,500	6,453,950

Suncor Energy, Inc.	87,500	2,419,375

Total		13,347,825

Total Energy		13,347,825

FINANCIALS 9.1%
Banks 4.0%

Cullen/Frost Bankers, Inc.	50,000	3,345,000

JPMorgan Chase & Co.	72,500	4,732,075

PacWest Bancorp	80,000	3,334,400

Wells Fargo & Co.	130,000	6,593,600

Total		18,005,075

Capital Markets 1.0%

Ares Capital Corp.	310,000	4,600,400

Insurance 1.1%

MetLife, Inc.	52,500	2,391,375

Validus Holdings Ltd.	50,000	2,434,500

Total		4,825,875

Real Estate Investment Trusts (REITs) 3.0%

Alexandria Real Estate Equities, Inc.	14,000	1,356,600

Blackstone Mortgage Trust, Inc.	60,000	1,691,400

Equinix, Inc.	12,500	4,525,000

Extra Space Storage, Inc.	15,000	1,394,550

Starwood Property Trust, Inc.	225,000	4,639,500

Total		13,607,050

Total Financials		41,038,400

Common Stocks (continued)
Issuer	Shares	Value ($)
HEALTH CARE 5.3%
Biotechnology 0.9%

Gilead Sciences, Inc.	47,500	4,135,350

Health Care Equipment & Supplies 1.0%

Medtronic PLC	52,500	4,225,200

Health Care Providers & Services 1.4%

Cardinal Health, Inc.	52,500	4,144,875

CIGNA Corp.	16,500	2,113,815

Total		6,258,690

Pharmaceuticals 2.0%

Merck & Co., Inc.	80,000	4,500,800

Pfizer, Inc.	134,000	4,649,800

Total		9,150,600

Total Health Care		23,769,840

INDUSTRIALS 3.9%
Aerospace & Defense 1.0%

Lockheed Martin Corp.	18,500	4,370,255

Air Freight & Logistics 0.5%

United Parcel Service, Inc., Class B	22,500	2,319,525

Industrial Conglomerates 1.4%

General Electric Co.	215,000	6,499,450

Transportation Infrastructure 1.0%

Macquarie Infrastructure Corp.	62,500	4,475,625

Total Industrials		17,664,855

INFORMATION TECHNOLOGY 7.3%
Communications Equipment 0.8%

Cisco Systems, Inc.	120,000	3,486,000

Electronic Equipment, Instruments & Components 0.7%

Corning, Inc.	165,000	3,446,850

IT Services 1.0%

Automatic Data Processing, Inc.	52,500	4,611,600

Semiconductors & Semiconductor Equipment 3.3%

Analog Devices, Inc.	57,500	3,363,750

Intel Corp.	145,000	4,580,550

Lam Research Corp.	42,500	3,519,425

Microchip Technology, Inc.	65,000	3,359,200

Total		14,822,925

Software 1.5%

Microsoft Corp.	125,000	6,625,000

Total Information Technology		32,992,375

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	7

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
MATERIALS 1.0%
Chemicals 1.0%

Dow Chemical Co. (The)	90,000	4,622,400

Total Materials		4,622,400

TELECOMMUNICATION SERVICES 1.0%
Diversified Telecommunication Services 1.0%

AT&T, Inc.	110,000	4,306,500

Total Telecommunication Services		4,306,500

UTILITIES 3.0%
Electric Utilities 1.0%

Xcel Energy, Inc.	107,500	4,447,275

Independent Power and Renewable Electricity Producers 1.0%

NRG Yield, Inc. Class A	180,000	2,610,000

NRG Yield, Inc. Class C	115,000	1,777,900

Total		4,387,900

Multi-Utilities 1.0%

Ameren Corp.	92,500	4,583,375

Total Utilities		13,418,550

Total Common Stocks
(Cost: $158,337,496)		167,949,245

Convertible Preferred Stocks 13.6%
CONSUMER STAPLES 1.5%
Food Products 1.5%

Bunge Ltd., 4.875%	47,500	4,520,670

Tyson Foods, Inc., 4.750%	31,000	2,186,430

Total		6,707,100

Total Consumer Staples		6,707,100

ENERGY 1.8%
Oil, Gas & Consumable Fuels 1.8%

Anadarko Petroleum Corp., 7.500%	60,000	2,340,000

Hess Corp., 8.000%	43,000	3,271,010

WPX Energy, Inc., 6.250%	47,500	2,398,750

Total		8,009,760

Total Energy		8,009,760

FINANCIALS 4.7%
Banks 1.0%

Bank of America Corp., 7.250%	4,000	4,622,000

Capital Markets 1.3%

AMG Capital Trust II, 5.150%	60,000	3,577,500

Cowen Group, Inc., 5.625%	3,400	2,307,750

Total		5,885,250

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 2.4%

Alexandria Real Estate Equities, Inc., 7.000%	92,500	3,029,375

American Tower Corp., 5.500%	42,500	4,488,425

Welltower, Inc., 6.500%	52,500	3,288,600

Total		10,806,400

Total Financials		21,313,650

HEALTH CARE 2.4%
Pharmaceuticals 2.4%

Allergan PLC, 5.500%	7,600	6,419,416

Teva Pharmaceutical Industries Ltd., 7.000%	5,000	4,250,000

Total		10,669,416

Total Health Care		10,669,416

INDUSTRIALS 0.5%
Commercial Services & Supplies 0.5%

Stericycle, Inc., 5.250%	27,500	2,179,375

Total Industrials		2,179,375

MATERIALS 1.0%
Chemicals 0.5%

A. Schulman, Inc., 6.000%	3,300	2,330,493

Metals & Mining 0.5%

Alcoa, Inc., 5.375%	60,000	1,977,000

Total Materials		4,307,493

TELECOMMUNICATION SERVICES 1.1%
Diversified Telecommunication Services 0.6%

Frontier Communications Corp., 11.125%	30,000	2,952,600

Wireless Telecommunication Services 0.5%

T-Mobile USA, Inc., 5.500%	30,000	2,175,000

Total Telecommunication Services		5,127,600

UTILITIES 0.6%
Multi-Utilities 0.6%

CenterPoint Energy, Inc., 3.221%(a)	44,000	2,843,500

Total Utilities		2,843,500

Total Convertible Preferred Stocks
(Cost: $62,003,575)		61,157,894

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Limited Partnerships 1.8%
Issuer		Shares	Value ($)
ENERGY 0.5%
Oil, Gas & Consumable Fuels 0.5%

Enviva Partners LP		100,000	2,288,000

Total Energy			2,288,000

INDUSTRIALS 0.5%
Trading Companies & Distributors 0.5%

Fortress Transportation & Infrastructure Investors LLC		223,372	2,318,601

Total Industrials			2,318,601

UTILITIES 0.8%
Independent Power and Renewable Electricity Producers 0.8%

8Point3 Energy Partners LP		230,000	3,546,600

Total Utilities			3,546,600

Total Limited Partnerships
(Cost: $10,120,397)			8,153,201

Corporate Bonds & Notes 28.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 1.5%
ADS Tactical, Inc.(b)
04/01/18	11.000%	6,398,000	6,589,940

BANKING 1.7%
Popular, Inc.
07/01/19	7.000%	5,000,000	4,962,500

Synovus Financial Corp. Subordinated(a)
12/15/25	5.750%	2,700,000	2,781,000

Total			7,743,500

CABLE AND SATELLITE 1.1%
Charter Communications Operating LLC/Capital(b)
10/23/45	6.484%	4,200,000	4,822,986

CHEMICALS 0.9%
A. Schulman, Inc.(b)
06/01/23	6.875%	4,000,000	3,990,000

CONSTRUCTION MACHINERY 1.0%
United Rentals North America, Inc.
11/15/24	5.750%	4,500,000	4,511,250

DIVERSIFIED MANUFACTURING 2.2%
Gardner Denver, Inc.(b)
08/15/21	6.875%	5,700,000	4,887,750

Hamilton Sundstrand Corp.(b)
12/15/20	7.750%	6,250,000	5,187,500

Total			10,075,250

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GAMING 1.0%
Scientific Games International, Inc.
12/01/22	10.000%	5,600,000	4,536,000

HEALTH CARE 0.5%
Teleflex, Inc.
06/01/26	4.875%	2,250,000	2,255,625

INDEPENDENT ENERGY 2.2%
Goodrich Petroleum Corp.(c)
03/15/18	8.875%	1,676,000	79,610
03/15/19	8.875%	3,775,000	38

Southwestern Energy Co.
01/23/18	3.300%	3,700,000	3,570,500

Stone Energy Corp.
11/15/22	7.500%	10,000,000	2,300,000

Whiting Petroleum Corp.
10/01/18	6.500%	4,100,000	3,792,500

Total			9,742,648

MEDIA AND ENTERTAINMENT 1.0%
AMC Networks, Inc.
12/15/22	4.750%	900,000	900,000
04/01/24	5.000%	3,623,000	3,632,057

Total			4,532,057

METALS 0.8%
United States Steel Corp.
04/01/21	6.875%	4,801,000	3,720,775

MIDSTREAM 1.0%
Blue Racer Midstream LLC/Finance Corp.(b)
11/15/22	6.125%	5,144,000	4,629,600

OIL FIELD SERVICES 1.0%
Transocean, Inc.
03/15/18	6.000%	3,200,000	3,104,000

Transocean, Inc.(a)
10/15/17	3.750%	1,600,000	1,556,000

Total			4,660,000

OTHER INDUSTRY 1.0%
MasTec, Inc.
03/15/23	4.875%	4,950,000	4,578,750

OTHER REIT 0.5%
Colony Starwood Homes
07/01/19	3.000%	2,200,000	2,281,125

PACKAGING 0.9%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(b)
05/15/24	7.250%	2,065,000	2,106,300

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Beverage Packaging Holdings (Luxembourg) II SA(b)
12/15/16	5.625%	1,748,000	1,745,815

Total			3,852,115

PHARMACEUTICALS 2.2%
AMAG Pharmaceuticals, Inc.(b)
09/01/23	7.875%	5,500,000	4,840,000

Valeant Pharmaceuticals International, Inc.(b)
03/01/23	5.500%	6,000,000	4,980,000

Total			9,820,000

PROPERTY & CASUALTY 1.5%
Radian Group, Inc.
06/15/20	5.250%	6,800,000	6,936,000

RETAILERS 1.1%
JCPenney Co., Inc.
10/01/19	8.125%	2,500,000	2,556,250

Rite Aid Corp. Junior Subordinated
02/15/27	7.700%	2,068,000	2,486,770

Total			5,043,020

SUPERMARKETS 1.0%
Safeway, Inc.
02/01/31	7.250%	4,988,000	4,751,070

TECHNOLOGY 3.0%
Diebold, Inc.(b)
04/15/24	8.500%	4,500,000	4,455,000

Micron Technology, Inc.
02/01/25	5.500%	6,400,000	5,360,000

Western Digital Corp.(b)
04/01/24	10.500%	3,500,000	3,622,500

Total			13,437,500

WIRELINES 1.3%
Frontier Communications Corp.(b)
09/15/25	11.000%	5,640,000	5,738,700

Total Corporate Bonds & Notes
(Cost: $141,981,805)			128,247,911

Convertible Bonds 14.4%
AUTOMOTIVE 1.3%
Navistar International Corp.
10/15/18	4.500%	2,990,000	1,717,381
04/15/19	4.750%	7,451,000	4,088,736

Total			5,806,117

CONSUMER PRODUCTS 0.5%
Iconix Brand Group, Inc.
03/15/18	1.500%	3,300,000	2,369,813

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ELECTRIC 0.7%
SunPower Corp.(b)
01/15/23	4.000%	3,620,000	3,303,149

HEALTH CARE 1.6%
Fluidigm Corp.
02/01/34	2.750%	4,400,000	2,787,673

Invacare Corp.(b)
02/15/21	5.000%	2,200,000	2,023,780

Novavax, Inc.(b)
02/01/23	3.750%	2,040,000	2,314,747

Total			7,126,200

INDEPENDENT ENERGY 0.6%
American Energy-Permian Basin LLC Junior Subordinated PIK(b)
05/01/22	8.000%	3,586,440	394,508

Chesapeake Energy Corp.
05/15/37	2.500%	2,188,000	2,023,900
12/15/38	2.250%	476,000	352,240

Total			2,770,648

MEDIA AND ENTERTAINMENT 0.5%
Liberty Interactive LLC
03/30/43	0.750%	1,240,000	2,112,023

OIL FIELD SERVICES 0.4%
Cobalt International Energy, Inc.
12/01/19	2.625%	4,000,000	1,649,056

OTHER FINANCIAL INSTITUTIONS 0.5%
Walter Investment Management Corp.
11/01/19	4.500%	4,410,000	2,122,313

OTHER INDUSTRY 0.7%
General Cable Corp. Subordinated(a)
11/15/29	4.500%	5,300,000	3,180,000

OTHER REIT 1.1%
Blackstone Mortgage Trust, Inc.
12/01/18	5.250%	2,560,000	2,732,621

Extra Space Storage LP(b)
10/01/35	3.125%	2,050,000	2,357,500

Total			5,090,121

PHARMACEUTICALS 2.0%
ARIAD Pharmaceuticals, Inc.(b)
06/15/19	3.625%	1,900,000	2,257,561

Aegerion Pharmaceuticals, Inc.
08/15/19	2.000%	3,000,000	1,351,800

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Corsicanto Ltd.
01/15/32	3.500%	1,800,000	1,738,125

Ionis Pharmaceuticals, Inc.
11/15/21	1.000%	3,200,000	2,307,785

PTC Therapeutics, Inc.(b)
08/15/22	3.000%	2,600,000	1,225,250

Total			8,880,521

PROPERTY & CASUALTY 1.0%
MGIC Investment Corp. Junior Subordinated(a)(b)
04/01/63	9.000%	4,100,000	4,650,937

REFINING 0.5%
Clean Energy Fuels Corp.(b)
10/01/18	5.250%	3,050,000	2,072,094

TECHNOLOGY 1.8%
CSG Systems International, Inc.(b)
03/15/36	4.250%	2,100,000	2,219,437

Ciena Corp.
12/15/20	4.000%	2,900,000	3,536,187

Exelixis, Inc.
08/15/19	4.250%	1,700,000	2,215,313

Total			7,970,937

TOBACCO 0.7%
Vector Group Ltd.(a)
04/15/20	1.750%	3,100,000	3,353,239

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WIRELESS 0.5%
Gogo, Inc.
03/01/20	3.750%	2,940,000	2,340,975

Total Convertible Bonds (Cost: $79,099,318)			64,798,143

Preferred Debt 2.0%
BANKING 2.0%
Citigroup Capital XIII(a)
10/30/40	6.692%	175,000	4,562,250

Wells Fargo & Co.
12/31/49	7.500%	3,600	4,425,732

Total			8,987,982

Total Preferred Debt
(Cost: $8,702,035)			8,987,982

Money Market Funds 0.9%
		Shares	Value ($)

JPMorgan Prime Money Market Fund, Agency Shares, 0.330%(d)		4,012,176	4,012,176

Total Money Market Funds
(Cost: $4,012,176)			4,012,176

Total Investments
(Cost: $464,256,802)			443,306,552

Other Assets & Liabilities, Net			7,235,117

Net Assets			450,541,669

Notes to Portfolio of Investments

(a)	Variable rate security.

(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At May 31, 2016, the value of these securities amounted to $80,415,054 or 17.85% of net assets.

(c)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2016, the value of these securities amounted to $79,648, which represents 0.02% of net assets.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2016.

Abbreviation Legend

ADR	American Depositary Receipt
PIK	Payment-in-Kind

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	8,018,000	—	—	8,018,000

Consumer Staples	8,770,500	—	—	8,770,500

Energy	13,347,825	—	—	13,347,825

Financials	41,038,400	—	—	41,038,400

Health Care	23,769,840	—	—	23,769,840

Industrials	17,664,855	—	—	17,664,855

Information Technology	32,992,375	—	—	32,992,375

Materials	4,622,400	—	—	4,622,400

Telecommunication Services	4,306,500	—	—	4,306,500

Utilities	13,418,550	—	—	13,418,550

Total Common Stocks	167,949,245	—	—	167,949,245

Convertible Preferred Stocks

Consumer Staples	2,186,430	4,520,670	—	6,707,100

Energy	8,009,760	—	—	8,009,760

Financials	12,399,025	8,914,625	—	21,313,650

Health Care	10,669,416	—	—	10,669,416

Industrials	2,179,375	—	—	2,179,375

Materials	1,977,000	2,330,493	—	4,307,493

Telecommunication Services	5,127,600	—	—	5,127,600

Utilities	—	2,843,500	—	2,843,500

Total Convertible Preferred Stocks	42,548,606	18,609,288	—	61,157,894

Limited Partnerships

Energy	2,288,000	—	—	2,288,000

Industrials	2,318,601	—	—	2,318,601

Utilities	3,546,600	—	—	3,546,600

Total Limited Partnerships	8,153,201	—	—	8,153,201

Corporate Bonds & Notes	—	128,247,911	—	128,247,911

Convertible Bonds	—	64,798,143	—	64,798,143

Preferred Debt	8,987,982	—	—	8,987,982

Money Market Funds	4,012,176	—	—	4,012,176

Total Investments	231,651,210	211,655,342	—	443,306,552

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
7,649,025	—	—	7,649,025

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets

Investments, at value (identified cost $464,256,802)	$443,306,552

Receivable for:

Investments sold	5,769,522

Capital shares sold	330,288

Dividends	1,130,252

Interest	3,547,119

Foreign tax reclaims	6,079

Prepaid expenses	575

Total assets	454,090,387

Liabilities

Payable for:

Investments purchased	2,309,675

Capital shares purchased	1,058,471

Investment management fees	32,041

Distribution and/or service fees	19,468

Transfer agent fees	50,230

Compensation of board members	22,743

Other expenses	56,090

Total liabilities	3,548,718

Net assets applicable to outstanding capital stock	$450,541,669

Represented by

Paid-in capital	$512,168,106

Excess of distributions over net investment income	(1,459,299)

Accumulated net realized loss	(39,216,888)

Unrealized appreciation (depreciation) on:

Investments	(20,950,250)

Total — representing net assets applicable to outstanding capital stock	$450,541,669

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A

Net assets	$238,361,035

Shares outstanding	21,552,107

Net asset value per share	$11.06

Maximum offering price per share(a)	$11.73

Class C

Net assets	$118,203,099

Shares outstanding	10,749,967

Net asset value per share	$11.00

Class I

Net assets	$2,331

Shares outstanding	210

Net asset value per share(b)	$11.09

Class R

Net assets	$299,335

Shares outstanding	27,090

Net asset value per share	$11.05

Class R4

Net assets	$14,839,418

Shares outstanding	1,332,235

Net asset value per share	$11.14

Class R5

Net assets	$4,945,910

Shares outstanding	443,678

Net asset value per share	$11.15

Class W

Net assets	$5,813

Shares outstanding	525

Net asset value per share	$11.07

Class Z

Net assets	$73,884,728

Shares outstanding	6,680,619

Net asset value per share	$11.06

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income

Income:

Dividends	$14,929,492

Interest	16,650,555

Foreign taxes withheld	(15,368)

Total income	31,564,679

Expenses:

Investment management fees	3,761,733

Distribution and/or service fees

Class A	759,572

Class C	1,394,537

Class R	4,534

Class W	19

Transfer agent fees

Class A	415,867

Class C	190,767

Class R	1,246

Class R4	25,923

Class R5	2,018

Class W	10

Class Z	148,956

Compensation of board members	17,562

Custodian fees	7,537

Printing and postage fees	67,517

Registration fees	121,651

Audit fees	35,428

Legal fees	11,527

Other	27,710

Total expenses	6,994,114

Net investment income	24,570,565

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(36,411,464)

Net realized loss	(36,411,464)

Net change in unrealized appreciation (depreciation) on:

Investments	(40,521,616)

Net change in unrealized depreciation	(40,521,616)

Net realized and unrealized loss	(76,933,080)

Net decrease in net assets from operations	$(52,362,515)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015
Operations

Net investment income	$24,570,565	$18,978,704

Net realized gain (loss)	(36,411,464)	7,476,002

Net change in unrealized depreciation	(40,521,616)	(3,503,979)

Net increase (decrease) in net assets resulting from operations	(52,362,515)	22,950,727

Distributions to shareholders

Net investment income

Class A	(15,726,337)	(9,693,796)

Class C	(6,151,184)	(2,873,702)

Class I	(464,801)	(2,427,144)

Class R	(44,670)	(19,858)

Class R4	(1,015,210)	(643,696)

Class R5	(219,450)	(218,490)

Class W	(381)	(463)

Class Z	(5,895,224)	(3,517,300)

Net realized gains

Class A	(3,942,006)	(2,299,260)

Class C	(1,811,401)	(914,453)

Class I	(31)	(331,374)

Class R	(13,022)	(3,910)

Class R4	(235,443)	(144,150)

Class R5	(52,609)	(30,995)

Class W	(95)	(90)

Class Z	(1,362,746)	(859,492)

Total distributions to shareholders	(36,934,610)	(23,978,173)

Increase (decrease) in net assets from capital stock activity	(218,231,599)	409,819,949

Total increase (decrease) in net assets	(307,528,724)	408,792,503

Net assets at beginning of year	758,070,393	349,277,890

Net assets at end of year	$450,541,669	$758,070,393

Undistributed (excess of distributions over) net investment income	$(1,459,299)	$2,260,049

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	4,454,773	51,116,028	22,675,296	280,937,098

Distributions reinvested	1,763,376	19,273,774	959,724	11,704,921

Redemptions	(14,482,031)	(158,593,508)	(7,229,662)	(88,809,257)

Net increase (decrease)	(8,263,882)	(88,203,706)	16,405,358	203,832,762

Class C shares

Subscriptions	1,898,200	21,648,321	10,196,906	125,638,940

Distributions reinvested	662,403	7,174,857	283,361	3,434,739

Redemptions	(4,898,765)	(53,425,561)	(1,363,394)	(16,645,108)

Net increase (decrease)	(2,338,162)	(24,602,383)	9,116,873	112,428,571

Class I shares

Subscriptions	1,566	18,875	4,372	54,892

Distributions reinvested	37,656	464,669	223,649	2,758,402

Redemptions	(3,932,317)	(47,354,841)	(3,292,608)	(40,850,898)

Net decrease	(3,893,095)	(46,871,297)	(3,064,587)	(38,037,604)

Class R shares

Subscriptions	17,742	206,219	126,363	1,548,001

Distributions reinvested	5,236	57,546	1,934	23,668

Redemptions	(105,463)	(1,115,268)	(60,939)	(755,042)

Net increase (decrease)	(82,485)	(851,503)	67,358	816,627

Class R4 shares

Subscriptions	232,875	2,691,791	1,699,662	21,283,404

Distributions reinvested	113,454	1,250,498	64,177	787,736

Redemptions	(903,168)	(10,064,494)	(591,630)	(7,311,366)

Net increase (decrease)	(556,839)	(6,122,205)	1,172,209	14,759,774

Class R5 shares

Subscriptions	138,597	1,518,435	554,069	7,029,505

Distributions reinvested	24,729	271,903	20,124	249,373

Redemptions	(90,244)	(1,002,877)	(652,674)	(8,080,808)

Net increase (decrease)	73,082	787,461	(78,481)	(801,930)

Class W shares

Distributions reinvested	30	325	36	448

Redemptions	(343)	(3,816)	(455)	(5,522)

Net decrease	(313)	(3,491)	(419)	(5,074)

Class Z shares

Subscriptions	3,405,974	39,038,968	12,716,763	157,609,934

Distributions reinvested	531,575	5,838,301	279,991	3,405,321

Redemptions	(8,834,512)	(97,241,744)	(3,610,424)	(44,188,432)

Net increase (decrease)	(4,896,963)	(52,364,475)	9,386,330	116,826,823

Total net increase (decrease)	(19,958,657)	(218,231,599)	33,004,641	409,819,949

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended May 31,
Class A	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.49	$12.59	$11.98	$10.32	$10.00

Income from investment operations:

Net investment income	0.49	0.39	0.43	0.45	0.33

Net realized and unrealized gain (loss)	(1.20)	0.02	0.96	1.69	0.16	(b)

Total from investment operations	(0.71)	0.41	1.39	2.14	0.49

Less distributions to shareholders:

Net investment income	(0.57)	(0.43)	(0.44)	(0.43)	(0.17)

Net realized gains	(0.15)	(0.08)	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.72)	(0.51)	(0.78)	(0.48)	(0.17)

Net asset value, end of period	$11.06	$12.49	$12.59	$11.98	$10.32

Total return	(5.42%)	3.37%	12.17%	21.18%	4.97%

Ratios to average net assets(d)

Total gross expenses	1.09%	1.08%	1.17%	1.85%	2.02	%(e)

Total net expenses(f)	1.09%	1.07%	1.02%	1.10%	1.10	%(e)

Net investment income	4.37%	3.20%	3.52%	4.03%	3.91	%(e)

Supplemental data

Net assets, end of period (in thousands)	$238,361	$372,408	$168,897	$15,534	$5,029

Portfolio turnover	63%	60%	48%	63%	36%

Notes to Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.42	$12.52	$11.91	$10.28	$10.00

Income from investment operations:

Net investment income	0.41	0.30	0.33	0.37	0.27

Net realized and unrealized gain (loss)	(1.19)	0.01	0.97	1.67	0.15	(b)

Total from investment operations	(0.78)	0.31	1.30	2.04	0.42

Less distributions to shareholders:

Net investment income	(0.49)	(0.33)	(0.35)	(0.36)	(0.14)

Net realized gains	(0.15)	(0.08)	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.64)	(0.41)	(0.69)	(0.41)	(0.14)

Net asset value, end of period	$11.00	$12.42	$12.52	$11.91	$10.28

Total return	(6.10%)	2.61%	11.38%	20.26%	4.27%

Ratios to average net assets(d)

Total gross expenses	1.84%	1.83%	1.92%	2.63%	2.73	%(e)

Total net expenses(f)	1.84%	1.82%	1.78%	1.85%	1.85	%(e)

Net investment income	3.64%	2.47%	2.79%	3.26%	3.18	%(e)

Supplemental data

Net assets, end of period (in thousands)	$118,203	$162,563	$49,739	$1,925	$193

Portfolio turnover	63%	60%	48%	63%	36%

Notes to Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.51	$12.61	$11.98	$10.32	$10.00

Income from investment operations:

Net investment income	0.48	0.43	0.47	0.48	0.37

Net realized and unrealized gain (loss)	(1.13)	0.02	0.98	1.69	0.14	(b)

Total from investment operations	(0.65)	0.45	1.45	2.17	0.51

Less distributions to shareholders:

Net investment income	(0.62)	(0.47)	(0.48)	(0.46)	(0.19)

Net realized gains	(0.15)	(0.08)	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.77)	(0.55)	(0.82)	(0.51)	(0.19)

Net asset value, end of period	$11.09	$12.51	$12.61	$11.98	$10.32

Total return	(4.93%)	3.75%	12.69%	21.55%	5.14%

Ratios to average net assets(d)

Total gross expenses	0.66%	0.69%	0.77%	0.86%	1.12	%(e)

Total net expenses(f)	0.66%	0.67%	0.69%	0.78%	0.74	%(e)

Net investment income	3.71%	3.44%	3.84%	4.33%	4.19	%(e)

Supplemental data

Net assets, end of period (in thousands)	$2	$48,686	$87,713	$84,270	$81,861

Portfolio turnover	63%	60%	48%	63%	36%

Notes to Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.48	$12.58	$11.97	$10.31	$10.00

Income from investment operations:

Net investment income	0.45	0.36	0.41	0.42	0.30

Net realized and unrealized gain (loss)	(1.18)	0.02	0.95	1.69	0.16	(b)

Total from investment operations	(0.73)	0.38	1.36	2.11	0.46

Less distributions to shareholders:

Net investment income	(0.55)	(0.40)	(0.41)	(0.40)	(0.15)

Net realized gains	(0.15)	(0.08)	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.70)	(0.48)	(0.75)	(0.45)	(0.15)

Net asset value, end of period	$11.05	$12.48	$12.58	$11.97	$10.31

Total return	(5.67%)	3.11%	11.87%	20.87%	4.64%

Ratios to average net assets(d)

Total gross expenses	1.33%	1.34%	1.41%	2.12%	2.42	%(e)

Total net expenses(f)	1.33%	1.33%	1.29%	1.35%	1.35	%(e)

Net investment income	3.98%	2.94%	3.38%	3.79%	3.48	%(e)

Supplemental data

Net assets, end of period (in thousands)	$299	$1,368	$531	$3	$3

Portfolio turnover	63%	60%	48%	63%	36%

Notes to Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R4	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$12.58	$12.68	$12.05	$10.93

Income from investment operations:

Net investment income	0.52	0.43	0.47	0.36

Net realized and unrealized gain (loss)	(1.21)	0.01	0.97	1.08

Total from investment operations	(0.69)	0.44	1.44	1.44

Less distributions to shareholders:

Net investment income	(0.60)	(0.46)	(0.47)	(0.27)

Net realized gains	(0.15)	(0.08)	(0.34)	(0.05)

Total distributions to shareholders	(0.75)	(0.54)	(0.81)	(0.32)

Net asset value, end of period	$11.14	$12.58	$12.68	$12.05

Total return	(5.22%)	3.61%	12.55%	13.40%

Ratios to average net assets(b)

Total gross expenses	0.84%	0.83%	0.92%	1.59	%(c)

Total net expenses(d)	0.84%	0.82%	0.77%	0.85	%(c)

Net investment income	4.62%	3.45%	3.83%	4.28	%(c)

Supplemental data

Net assets, end of period (in thousands)	$14,839	$23,755	$9,087	$897

Portfolio turnover	63%	60%	48%	63%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$12.58	$12.68	$12.05	$10.93

Income from investment operations:

Net investment income	0.54	0.42	0.47	0.37

Net realized and unrealized gain (loss)	(1.21)	0.03	0.97	1.07

Total from investment operations	(0.67)	0.45	1.44	1.44

Less distributions to shareholders:

Net investment income	(0.61)	(0.47)	(0.47)	(0.27)

Net realized gains	(0.15)	(0.08)	(0.34)	(0.05)

Total distributions to shareholders	(0.76)	(0.55)	(0.81)	(0.32)

Net asset value, end of period	$11.15	$12.58	$12.68	$12.05

Total return	(5.06%)	3.66%	12.55%	13.41%

Ratios to average net assets(b)

Total gross expenses	0.75%	0.74%	0.82%	0.86	%(c)

Total net expenses(d)	0.75%	0.72%	0.76%	0.84	%(c)

Net investment income	4.76%	3.41%	3.84%	4.29	%(c)

Supplemental data

Net assets, end of period (in thousands)	$4,946	$4,663	$5,695	$16,569

Portfolio turnover	63%	60%	48%	63%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	25

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class W	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.50	$12.60	$11.98	$10.32	$10.00

Income from investment operations:

Net investment income	0.49	0.38	0.43	0.44	0.28

Net realized and unrealized gain (loss)	(1.19)	0.02	0.97	1.69	0.21	(b)

Total from investment operations	(0.70)	0.40	1.40	2.13	0.49

Less distributions to shareholders:

Net investment income	(0.58)	(0.42)	(0.44)	(0.42)	(0.17)

Net realized gains	(0.15)	(0.08)	(0.34)	(0.05)	(0.00	)(c)

Total distributions to shareholders	(0.73)	(0.50)	(0.78)	(0.47)	(0.17)

Net asset value, end of period	$11.07	$12.50	$12.60	$11.98	$10.32

Total return	(5.41%)	3.33%	12.22%	21.13%	4.92%

Ratios to average net assets(d)

Total gross expenses	1.07%	1.07%	1.17%	1.91%	1.76	%(e)

Total net expenses(f)	1.07%	1.07%	1.08%	1.10%	1.10	%(e)

Net investment income	4.35%	3.08%	3.52%	3.97%	3.23	%(e)

Supplemental data

Net assets, end of period (in thousands)	$6	$10	$16	$4,875	$7,979

Portfolio turnover	63%	60%	48%	63%	36%

Notes to Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Z	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.49	$12.60	$11.98	$10.32	$10.00

Income from investment operations:

Net investment income	0.52	0.43	0.46	0.48	0.36

Net realized and unrealized gain (loss)	(1.20)	0.00 (b)	0.97	1.68	0.14	(c)

Total from investment operations	(0.68)	0.43	1.43	2.16	0.50

Less distributions to shareholders:

Net investment income	(0.60)	(0.46)	(0.47)	(0.45)	(0.18)

Net realized gains	(0.15)	(0.08)	(0.34)	(0.05)	(0.00	)(b)

Total distributions to shareholders	(0.75)	(0.54)	(0.81)	(0.50)	(0.18)

Net asset value, end of period	$11.06	$12.49	$12.60	$11.98	$10.32

Total return	(5.18%)	3.55%	12.54%	21.46%	5.09%

Ratios to average net assets(d)

Total gross expenses	0.83%	0.83%	0.92%	1.61%	1.82	%(e)

Total net expenses(f)	0.83%	0.82%	0.75%	0.85%	0.85	%(e)

Net investment income	4.56%	3.49%	3.82%	4.30%	4.16	%(e)

Supplemental data

Net assets, end of period (in thousands)	$73,885	$144,617	$27,600	$3,716	$1,126

Portfolio turnover	63%	60%	48%	63%	36%

Notes to Financial Highlights

(a)	Based on operations from July 28, 2011 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	27

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate,

28	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the

Annual Report 2016	29

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.65% to 0.54% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 0.65% of the Fund’s average daily net assets.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting

30	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,392,346, and the administrative services fee paid to the Investment Manager was $139,237.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2016, other expenses paid by the Fund to this company were $1,693.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliates

For the year ended May 31, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $6,440,380, respectively. The sale transactions resulted in a net realized gain of $63,527.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class C	0.14
Class R	0.14
Class R4	0.14
Class R5	0.05
Class W	0.13
Class Z	0.14

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2016, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate

Annual Report 2016	31

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $640,000 for Class C shares. These amounts are based on the most recent information available as of March 31, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $342,027 for Class A and $40,905 for Class C shares for the year ended May 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	October 1, 2015 through September 30, 2016	Prior to October 1, 2015
Class A	1.30%	1.16%
Class C	2.05	1.91
Class I	0.95	0.83
Class R	1.55	1.41
Class R4	1.05	0.91

	October 1, 2015 through September 30, 2016	Prior to October 1, 2015
Class R5	1.00%	0.88%
Class W	1.30	1.16
Class Z	1.05	0.91

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, investments in partnerships, non-deductible expenses, deemed distributions, post-October capital losses, re-characterization of distributions for investments and amortization/accretion on certain convertible securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

32	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,227,344
Accumulated net realized loss	(1,227,109)
Paid-in capital	(235)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2016 ($)	Year Ended May 31, 2015 ($)
Ordinary income	29,517,257	20,812,455
Long-term capital gains	7,417,353	3,165,718
Total	36,934,610	23,978,173

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,647,940
Net unrealized depreciation	(25,519,229)

At May 31, 2016, the cost of investments for federal income tax purposes was $468,825,781 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$26,886,020
Unrealized depreciation	(52,405,249)
Net unrealized depreciation	$(25,519,229)

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2016, the Fund will elect to treat post-October capital losses of $38,572,438 as arising on June 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $359,182,084 and $582,517,670, respectively, for the year ended May 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended May 31, 2016.

Note 7. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, affiliated shareholders of record owned 53.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on

Annual Report 2016	33

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

34	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	35

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Flexible Capital Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Flexible Capital Income Fund (the “Fund”, a series of Columbia Funds Series Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the Fund for the period ended on May 31, 2012 were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

July 25, 2016

36	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	39.00%
Dividends Received Deduction	33.73%
Capital Gain Dividend	$1,418,454

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016	37

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

38	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016	39

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119	Director, Abt Associates (government contractor) since 2001; Director, ICI Mutual Insurance Company, since 2011; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well- being solutions), 2005-2015

40	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	176	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016	41

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President, and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

42	Annual Report 2016

COLUMBIA FLEXIBLE CAPITAL INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	43

Columbia Flexible Capital Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN148_05_F01_(07/16)

ANNUAL REPORT

May 31, 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $464 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 3rd largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of March 31, 2016. Source: Ameriprise Q1 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.
**	Source: ICI as of March 31, 2016 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of December 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

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Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer-term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it’s also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009-2010.

■	In today’s low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

■	Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong.

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

■	Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, “The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror.” Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today’s investment environment:

1)	Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)	Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)	Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20%-30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001–2003 and 2011–2012. Conversely, flows picked up when volatility returned to “normal” levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate “spike” reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what’s the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization, and investors are

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

best served through investment approaches that appreciate that distinction. Even though it’s a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor’s specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Seligman Communications and Information Fund (the Fund) Class A shares returned -2.15% excluding sales charges for the 12-month period that ended May 31, 2016.

■	The Fund underperformed its benchmark, the S&P North American Technology Sector Index, which returned 6.17% during the same time period.

■

An overweight in the semiconductor industry and underweights in certain strong performers in the internet retail and internet software and services segments generally accounted for the Fund’s performance shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended May 31, 2016)
	Inception	1 Year	5 Years	10 Years
Class A	06/23/83
Excluding sales charges		-2.15	10.53	10.43
Including sales charges		-7.78	9.23	9.78
Class B	04/22/96
Excluding sales charges		-2.13	10.27	9.88
Including sales charges		-6.41	10.00	9.88
Class C	05/27/99
Excluding sales charges		-2.88	9.70	9.61
Including sales charges		-3.73	9.70	9.61
Class I*	08/03/09	-1.72	11.01	10.75
Class K*	08/03/09	-2.01	10.68	10.52
Class R	04/30/03	-2.39	10.25	10.13
Class R4*	08/03/09	-1.91	10.70	10.43
Class R5	11/30/01	-1.76	10.96	10.88
Class Z*	09/27/10	-1.89	10.82	10.60
S&P North American Technology Sector Index		6.17	13.56	10.68

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016	3

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2006 — May 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Communications and Information Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended May 31, 2016, Class A shares of Columbia Seligman Communications and Information Fund returned -2.15% excluding sales charges. The Fund lagged its benchmark, the S&P North American Technology Sector Index, which gained 6.17% for the same time period. An overweight in the semiconductor industry and underweights in certain strong performers in the Internet retail and Internet software and services segments generally accounted for the Fund’s performance shortfall relative to the benchmark.

Bad Start, Good Finish: Cautious Optimism Settles Markets

During the first half of the 12-month period ended May 31, 2016, lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on investor confidence. Subpar global economic growth continued for a fourth straight year, with China’s slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising U.S. dollar rounded the list of mounting pressures in 2015.

However, both the price of oil, which hit multi-year lows in February, and the U.S. dollar reversed course in the first five months of 2016. The U.S. economy continued to expand modestly, and economic growth in Europe picked up, if ever so slightly. The U.S. manufacturing sector regained some traction in the final months of the period, and the U.S. labor markets recovered to full employment for the first time since the Great Recession seven years ago. In May, the unemployment rate fell to 4.7% (Source: U.S. Bureau of Labor Statistics), even though the number of new jobs added in May was surprisingly low. The lower unemployment figure reflected a significant decline in the number of unemployed workers seeking jobs. A sharp decline in new jobs added in April and May likely reflected the difficulty employers have had in filling jobs that target skilled, highly educated workers. The Federal Reserve (Fed) responded cautiously to the weak jobs reports. The Fed raised the target range of its benchmark interest rate by a quarter of a point in December 2015 and was expected to raise it again during the first five months of 2016. However, a weak new jobs report and mixed economic signals restrained them from further action.

In a risk-averse environment, stocks were down sharply in the first nine months of the period then rebounded in the final months as investors grew more confident. Despite two major downdrafts, the S&P 500 Index rose 1.72% for the 12 months ended May 31, 2016. Technology outperformed the broader equity market, led by strong returns from software and internet software and services stocks.

Contributors and Detractors

Good stock selection in the information technology services industry led to solid results relative to the benchmark’s holdings in the same industry. We did well to avoid International Business Machines and Alliance Data Systems, which lost significant ground during the period. A well-timed investment in PayPal and an overweight in Euronet Worldwide, which, like PayPal, provides electronic payment services, also bolstered relative returns. Technology hardware was the weakest performer within the benchmark for the 12-month period, and we made the right call to

Portfolio Management

Paul Wick

Shekhar Pramanick

Sanjay Devgan

Jeetil Patel

Christopher Boova*

*	Effective February 19, 2016, Mr. Boova was named a Technology Team Member. Clark Westmont no longer serves as a member of the Technology Team.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2016)
Lam Research Corp.	9.6
Synopsys, Inc.	8.1
Broadcom Ltd.	7.2
Teradyne, Inc.	5.2
Qorvo, Inc.	4.4
Apple, Inc.	4.4
Maxim Integrated Products, Inc.	3.8
Synaptics, Inc.	3.6
Visa, Inc., Class A	3.2
Alphabet, Inc., Class C	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016	5

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at May 31, 2016)
Common Stocks	99.5
Money Market Funds	0.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at May 31, 2016)
Consumer Discretionary	2.8
Financials	0.0	(a)
Health Care	1.0
Information Technology	96.1
Telecommunication Services	0.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Equity Sub-Industry Breakdown (%) (at May 31, 2016)
Information Technology
Application Software	11.2
Communications Equipment	6.5
Data Processing & Outsourced Services	6.4
Home Entertainment Software	0.8
Internet Software & Services	7.8
IT Consulting & Other Services	0.4
Semiconductor Equipment	16.1
Semiconductors	30.5
Systems Software	7.6
Technology Hardware, Storage & Peripherals	8.8
Total	96.1

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.

underweight the industry in the portfolio. We managed to avoid or minimize the impact of many of the worst performers, including Apple, which for some time we had underweighted as a matter of risk control. An underweight and careful stock selection in the electronic equipment industry also helped the Fund avoid some significant losers. Stock selection in the internet software and services industry also was favorable, as we managed to avoid some of the group’s double-digit losers. However, the Fund was underweight in the key names that drove the segment’s performance for the period: Facebook and Alphabet (formerly Google).

An overweight in the semiconductor industry, which was last year’s top contributor to Fund performance, worked against Fund results during this reporting period. The Fund was overweight in Synaptics, Qorvo, Skyworks Solutions and Marvell Technology Group, all of which fell sharply after a year of significant outperformance. We sold Marvell Technology Group from the portfolio.

At Period’s End

At the end of the period, the Fund remained overweight in the semiconductor industry relative to the benchmark. The Fund is currently positioned with a focus on opportunities in the consolidating electronics industry and the “internet of Things,” in which physical objects are embedded within electronics and sensors to enable connectivity and communication with other devices. We believe the semiconductor industry is less cyclical than it has been historically, given the trend to dedicated foundries and more disciplined inventory management. Design intensity is also increasing. In an environment of consolidation in the electronics industry, we have seen both acquired and acquiring companies appreciate as cost synergies are realized.

As always, we continue to adhere to our disciplined investment process, which relies on deep fundamental analysis to identify those companies we believe trade at attractive valuations and have the best growth prospects and potential to deliver solid investment returns over time.

6	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2015 – May 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	990.60	1,018.25	6.72	6.81	1.35
Class B	1,000.00	1,000.00	990.80	1,018.25	6.72	6.81	1.35
Class C	1,000.00	1,000.00	987.10	1,014.50	10.43	10.58	2.10
Class I	1,000.00	1,000.00	992.70	1,020.45	4.53	4.60	0.91
Class K	1,000.00	1,000.00	991.30	1,018.90	6.07	6.16	1.22
Class R	1,000.00	1,000.00	989.40	1,017.00	7.96	8.07	1.60
Class R4	1,000.00	1,000.00	991.80	1,019.50	5.48	5.55	1.10
Class R5	1,000.00	1,000.00	992.50	1,020.10	4.88	4.95	0.98
Class Z	1,000.00	1,000.00	991.90	1,019.50	5.48	5.55	1.10

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016	7

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

PORTFOLIO OF INVESTMENTS

May 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.4%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 2.8%
Diversified Consumer Services 2.1%

LifeLock, Inc.(a)(b)	6,365,300	83,194,471

Internet & Catalog Retail 0.7%

Priceline Group, Inc. (The)(a)	21,300	26,930,229

Total Consumer Discretionary		110,124,700

FINANCIALS —%
Diversified Financial Services —%

Hanei Corp.(a)(c)(d)	49,382	—

Total Financials		—

HEALTH CARE 1.0%
Health Care Technology 1.0%

Veeva Systems Inc., Class A(a)	1,186,400	39,091,880

Total Health Care		39,091,880

INFORMATION TECHNOLOGY 95.5%
Communications Equipment 6.4%

Arista Networks, Inc.(a)	957,157	70,150,037

Arris International PLC(a)	883,400	21,289,940

Cisco Systems, Inc.	2,734,800	79,445,940

F5 Networks, Inc.(a)	529,700	58,372,940

Flashpoint Technology, Inc.(a)(c)(d)	246,914	—

Palo Alto Networks, Inc.(a)	202,600	26,431,196

Total		255,690,053

Internet Software & Services 7.8%

Alphabet, Inc., Class A(a)	134,600	100,795,210

Alphabet, Inc., Class C(a)	161,251	118,635,586

eBay, Inc.(a)	933,900	22,843,194

Facebook, Inc., Class A(a)	553,700	65,785,097

Total		308,059,087

IT Services 6.8%

CSRA, Inc.	715,000	17,710,550

Euronet Worldwide, Inc.(a)	258,823	20,656,663

Fidelity National Information Services, Inc.	644,700	47,881,869

Travelport Worldwide Ltd.	4,235,124	56,073,042

Visa, Inc., Class A	1,601,200	126,398,728

Total		268,720,852

Semiconductors & Semiconductor Equipment 46.3%

Advanced Energy Industries, Inc.(a)	1,350,839	51,561,524

Broadcom Ltd.	1,835,501	283,327,934

Cavium, Inc.(a)	831,848	41,384,438

Cypress Semiconductor Corp.	2,746,800	29,198,484

Common Stocks (continued)
Issuer	Shares	Value ($)
Integrated Device Technology, Inc.(a)	628,600	14,677,810

Lam Research Corp.	4,581,032	379,355,260

Lattice Semiconductor Corp.(a)(b)	11,226,177	65,336,350

Maxim Integrated Products, Inc.	3,931,400	149,235,944

Microsemi Corp.(a)	2,529,598	85,576,300

NXP Semiconductors NV(a)	615,877	58,194,218

ON Semiconductor Corp.(a)	5,343,300	52,204,041

Qorvo, Inc.(a)	3,437,277	175,198,009

Skyworks Solutions, Inc.	1,551,126	103,553,172

Synaptics, Inc.(a)(b)	2,106,349	142,873,653

Teradyne, Inc.(b)	10,259,667	203,244,003

Total		1,834,921,140

Software 19.5%

Activision Blizzard, Inc.	815,023	31,997,803

AVG Technologies NV(a)	2,074,100	39,864,202

Check Point Software Technologies Ltd.(a)	456,649	38,801,465

CyberArk Software Ltd.(a)	315,600	14,334,552

Fortinet, Inc.(a)	2,067,000	70,712,070

Nuance Communications, Inc.(a)	3,669,994	61,362,300

Oracle Corp.	704,800	28,332,960

PTC, Inc.(a)	283,300	10,125,142

Rovi Corp.(a)(b)	5,466,200	91,886,822

Salesforce.com, Inc.(a)	604,751	50,623,706

ServiceNow, Inc.(a)	62,400	4,469,712

Synopsys, Inc.(a)	6,212,001	320,974,092

Tableau Software, Inc., Class A(a)	233,000	11,985,520

Total Software		775,470,346

Technology Hardware, Storage & Peripherals 8.7%

Apple, Inc.	1,719,900	171,749,214

CPI Card Group, Inc.	2,548,582	10,602,101

Electronics for Imaging, Inc.(a)	1,508,991	66,139,076

EMC Corp.	555,500	15,526,225

Hewlett Packard Enterprise Co.	1,639,700	30,285,259

Western Digital Corp.	1,099,400	51,166,076

Total		345,467,951

Total Information Technology		3,788,329,429

TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%

Ooma, Inc.(a)	493,055	3,402,079

Total Telecommunication Services		3,402,079

Total Common Stocks
(Cost: $2,822,982,930)		3,940,948,088

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.434%(b)(e)	21,724,587	21,724,587

Total Money Market Funds
(Cost: $21,724,587)		21,724,587

Total Investments
(Cost: $2,844,707,517)		3,962,672,675

Other Assets & Liabilities, Net		3,844,042

Net Assets		3,966,516,717

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)		Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	55,210,807	963,145,251	(996,631,471)	—		21,724,587	115,935	21,724,587

Advanced Energy Industries, Inc.*	51,047,540	4,369,182	(41,780,353)	11,582,343		25,218,712	—	51,561,524

Lattice Semiconductor Corp.	64,666,693	5,950,787	—	—		70,617,480	—	65,336,350

LifeLock, Inc.*	39,210,672	40,626,024	—	—		79,836,696	—	83,194,471

Mattson Technology, Inc.*	19,628,264	2,805,628	(28,462,711)	6,028,819		—	—	—

Rovi Corp.*	60,147,464	35,458,895	—	0	**	95,606,359	—	91,886,822

Synaptics, Inc.	137,052,790	15,155,761	(70,421,110)	11,192,496		92,979,937	—	142,873,653

Teradyne, Inc.*	166,467,341	6,054,751	(14,477,652)	2,408,353		160,452,793	2,553,450	203,244,003

Total	593,431,571	1,073,566,279	(1,151,773,297)	31,212,011		546,436,564	2,669,385	659,821,410

*	Issuer was not an affiliate for the entire period ended May 31, 2016.

**	Rounds to zero.

(c)	Negligible market value.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2016, the value of these securities amounted to $0, which represents less than 0.01% of net assets.

(e)	The rate shown is the seven-day current annualized yield at May 31, 2016.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	9

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments

Common Stocks

Consumer Discretionary	110,124,700	—	—		110,124,700

Financials	—	—	0	(a)	0	(a)

Health Care	39,091,880	—	—		39,091,880

Information Technology	3,788,329,429	—	0	(a)	3,788,329,429

Telecommunication Services	3,402,079	—	—		3,402,079

Total Common Stocks	3,940,948,088	—	0	(a)	3,940,948,088

Investments measured at net asset value

Money Market Funds	—	—	—		21,724,587

Total Investments	3,940,948,088	—	0	(a)	3,962,672,675

(a)	Rounds to zero

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

PORTFOLIO OF INVESTMENTS (continued)

May 31, 2016

Fair Value Measurements (continued)

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the Fund’s pro-rata interest in the company’s capital balance, estimated earnings of the respective company, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the fund’s pro-rata interest would result in a change to the company’s capital balance.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,298,270,953)	$3,302,851,265

Affiliated issuers (identified cost $546,436,564)	659,821,410

Total investments (identified cost $2,844,707,517)	3,962,672,675

Receivable for:

Investments sold	37,218,877

Capital shares sold	2,223,577

Dividends	2,749,089

Prepaid expenses	1,831

Total assets	4,004,866,049

Liabilities

Payable for:

Investments purchased	32,367,563

Capital shares purchased	3,775,362

Investment management fees	387,817

Distribution and/or service fees	157,272

Transfer agent fees	606,347

Plan administration fees	13

Compensation of board members	139,689

Other expenses	915,269

Total liabilities	38,349,332

Net assets applicable to outstanding capital stock	$3,966,516,717

Represented by

Paid-in capital	$2,746,533,176

Undistributed net investment income	542,347

Accumulated net realized gain	101,476,036

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	1,004,580,312

Investments — affiliated issuers	113,384,846

Total — representing net assets applicable to outstanding capital stock	$3,966,516,717

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

May 31, 2016

Class A

Net assets	$2,668,755,861

Shares outstanding	47,961,884

Net asset value per share	$55.64

Maximum offering price per share(a)	$59.03

Class B

Net assets	$12,125,263

Shares outstanding	293,469

Net asset value per share	$41.32

Class C

Net assets	$747,910,848

Shares outstanding	18,175,822

Net asset value per share	$41.15

Class I

Net assets	$3,253

Shares outstanding	54

Net asset value per share(b)	$60.10

Class K

Net assets	$60,509

Shares outstanding	1,026

Net asset value per share(b)	$59.00

Class R

Net assets	$48,905,469

Shares outstanding	915,479

Net asset value per share	$53.42

Class R4

Net assets	$26,328,048

Shares outstanding	485,285

Net asset value per share	$54.25

Class R5

Net assets	$115,398,916

Shares outstanding	1,925,355

Net asset value per share	$59.94

Class Z

Net assets	$347,028,550

Shares outstanding	5,811,147

Net asset value per share	$59.72

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$31,720,718
Dividends — affiliated issuers	2,669,385
Foreign taxes withheld	(89,012)

Total income	34,301,091

Expenses:
Investment management fees	35,292,291
Distribution and/or service fees
Class A	6,788,255
Class B	40,022
Class C	7,478,122
Class R	246,291
Transfer agent fees
Class A	4,989,968
Class B	29,461
Class C	1,374,412
Class K	26
Class R	90,520
Class R4	41,690
Class R5	25,926
Class Z	608,106
Plan administration fees
Class K	128
Compensation of board members	58,928
Custodian fees	33,978
Printing and postage fees	299,023
Registration fees	135,822
Audit fees	27,809
Legal fees	39,580
Line of credit interest expense	975
Other	187,769

Total expenses	57,789,102
Expense reductions	(10,392)

Total net expenses	57,778,710

Net investment loss	(23,477,619)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	210,485,546
Investments — affiliated issuers	31,212,011

Net realized gain	241,697,557
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(218,146,643)
Investments — affiliated issuers	(109,369,831)

Net change in unrealized depreciation	(327,516,474)

Net realized and unrealized loss	(85,818,917)

Net decrease in net assets from operations	$(109,296,536)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31, 2016	Year Ended May 31, 2015
Operations

Net investment loss	$(23,477,619)	$(26,014,027)

Net realized gain	241,697,557	565,425,823

Net change in unrealized appreciation (depreciation)	(327,516,474)	488,006,016

Net increase (decrease) in net assets resulting from operations	(109,296,536)	1,027,417,812

Distributions to shareholders

Net realized gains

Class A	(274,322,717)	(306,529,506)

Class B	(2,028,284)	(3,604,514)

Class C	(91,872,571)	(98,327,154)

Class I	(334)	(402)

Class K	(4,951)	(4,223)

Class R	(4,995,703)	(5,664,152)

Class R4	(2,268,628)	(1,711,256)

Class R5	(4,608,218)	(2,953,391)

Class Z	(31,968,892)	(31,023,422)

Total distributions to shareholders	(412,070,298)	(449,818,020)

Increase in net assets from capital stock activity	220,175,742	233,690,427

Total increase (decrease) in net assets	(301,191,092)	811,290,219

Net assets at beginning of year	4,267,707,809	3,456,417,590

Net assets at end of year	$3,966,516,717	$4,267,707,809

Undistributed net investment income	$542,347	$547,681

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	4,103,359	230,755,150	3,668,239	210,468,976

Distributions reinvested	4,477,891	248,075,148	5,054,132	275,905,100

Redemptions	(7,960,732)	(438,588,296)	(7,186,799)	(414,166,263)

Net increase	620,518	40,242,002	1,535,572	72,207,813

Class B shares

Subscriptions	8,738	366,218	15,430	654,430

Distributions reinvested	41,336	1,700,567	68,172	2,856,405

Redemptions(a)	(219,373)	(9,379,966)	(270,254)	(12,079,325)

Net decrease	(169,299)	(7,313,181)	(186,652)	(8,568,490)

Class C shares

Subscriptions	1,509,756	63,407,490	1,128,348	49,569,036

Distributions reinvested	1,860,829	76,498,667	1,935,632	80,948,037

Redemptions	(2,162,078)	(89,869,194)	(1,829,247)	(81,707,140)

Net increase	1,208,507	50,036,963	1,234,733	48,809,933

Class K shares

Subscriptions	243	14,332	1,164	69,672

Distributions reinvested	79	4,624	67	3,832

Redemptions	(33)	(2,100)	(2,367)	(141,477)

Net increase (decrease)	289	16,856	(1,136)	(67,973)

Class R shares

Subscriptions	349,712	18,674,219	340,459	18,939,538

Distributions reinvested	82,642	4,400,706	93,301	4,916,054

Redemptions	(399,939)	(21,509,559)	(364,947)	(20,212,299)

Net increase	32,415	1,565,366	68,813	3,643,293

Class R4 shares

Subscriptions	228,245	12,414,517	168,503	9,494,563

Distributions reinvested	14,739	795,187	8,421	448,759

Redemptions	(123,233)	(6,766,260)	(79,162)	(4,390,154)

Net increase	119,751	6,443,444	97,762	5,553,168

Class R5 shares

Subscriptions	1,621,865	94,120,811	254,569	15,636,055

Distributions reinvested	72,305	4,307,190	44,986	2,621,306

Redemptions	(295,098)	(17,280,386)	(201,354)	(12,591,641)

Net increase	1,399,072	81,147,615	98,201	5,665,720

Class Z shares

Subscriptions	1,717,941	103,356,181	2,145,938	131,654,680

Distributions reinvested	392,437	23,306,811	392,614	22,818,712

Redemptions	(1,344,805)	(78,626,315)	(783,359)	(48,026,429)

Net increase	765,573	48,036,677	1,755,193	106,446,963

Total net increase	3,976,826	220,175,742	4,602,486	233,690,427

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended May 31,										Year Ended
Class A	2016		2015		2014		2013		2012(a)		December 31, 2011
Per share data
Net asset value, beginning of period	$62.95		$54.27		$45.03		$42.89		$40.80		$44.71

Income from investment operations:

Net investment loss	(0.27)		(0.33)		(0.27)		(0.29)		(0.14)		(0.29)

Net realized and unrealized gain (loss)	(1.11)		16.09		10.29		5.15		2.17		(1.88)

Increase from payment by affiliate	—		—		—		—		—		0.01

Total from investment operations	(1.38)		15.76		10.02		4.86		2.03		(2.16)

Less distributions to shareholders:

Net realized gains	(5.93)		(7.08)		(0.78)		(2.72)		—		(1.75)

Total distributions to shareholders	(5.93)		(7.08)		(0.78)		(2.72)		—		(1.75)

Proceeds from regulatory settlements	—		—		—		—		0.06		—

Net asset value, end of period	$55.64		$62.95		$54.27		$45.03		$42.89		$40.80

Total return	(2.15%)		31.04%		22.48%		11.87%		5.12	%(b)	(4.86	%)(c)

Ratios to average net assets(d)

Total gross expenses	1.35	%(e)	1.35%		1.41	%(e)	1.37	%(e)	1.34	%(f)	1.35	%(e)

Total net expenses(g)	1.35	%(e)(h)	1.35	%(h)	1.41	%(e)(h)	1.37	%(e)(h)	1.34	%(f)	1.35	%(e)(h)

Net investment loss	(0.48%)		(0.57%)		(0.55%)		(0.66%)		(0.72	%)(f)	(0.65%)

Supplemental data

Net assets, end of period (in thousands)	$2,668,756		$2,980,017		$2,486,060		$2,411,838		$2,573,957		$2,536,229

Portfolio turnover	48%		61%		48%		61%		38%		66%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Ratios include line of credit interest expense which is less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended
Class B	2016		2015		2014		2013		2012(a)		December 31, 2011
Per share data
Net asset value, beginning of period	$48.31		$43.10		$35.91		$34.89		$33.29		$37.09

Income from investment operations:

Net investment loss	(0.21)		(0.26)		(0.21)		(0.39)		(0.23)		(0.52)

Net realized and unrealized gain (loss)	(0.85)		12.55		8.18		4.13		1.78		(1.53)

Increase from payment by affiliate	—		—		—		—		—		0.00	(b)

Total from investment operations	(1.06)		12.29		7.97		3.74		1.55		(2.05)

Less distributions to shareholders:

Net realized gains	(5.93)		(7.08)		(0.78)		(2.72)		—		(1.75)

Total distributions to shareholders	(5.93)		(7.08)		(0.78)		(2.72)		—		(1.75)

Proceeds from regulatory settlements	—		—		—		—		0.05		—

Net asset value, end of period	$41.32		$48.31		$43.10		$35.91		$34.89		$33.29

Total return	(2.13%)		31.03%		22.48%		11.39%		4.81	%(c)	(5.57	%)(d)

Ratios to average net assets(e)

Total gross expenses	1.35	%(f)	1.35%		1.41	%(f)(g)	1.83	%(f)(g)	2.10	%(h)	2.10	%(f)

Total net expenses(i)	1.35	%(f)(j)	1.35	%(j)	1.41	%(f)(j)	1.83	%(f)(j)	2.10	%(h)	2.10	%(f)(j)

Net investment loss	(0.49%)		(0.57%)		(0.54%)		(1.13%)		(1.47	%)(h)	(1.40%)

Supplemental data

Net assets, end of period (in thousands)	$12,125		$22,356		$27,991		$36,917		$49,373		$54,282

Portfolio turnover	48%		61%		48%		61%		38%		66%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(f)	Ratios include line of credit interest expense which is less than 0.01%.

(g)	Gross expense ratio has been revised to conform to current year presentation.

(h)	Annualized.

(i)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended
Class C	2016		2015		2014		2013		2012(a)		December 31, 2011
Per share data
Net asset value, beginning of period	$48.05		$42.68		$35.83		$34.91		$33.32		$37.12

Income from investment operations:

Net investment loss	(0.52)		(0.59)		(0.50)		(0.49)		(0.23)		(0.51)

Net realized and unrealized gain (loss)	(0.87)		12.45		8.13		4.13		1.77		(1.54)

Increase from payment by affiliate	—		—		—		—		—		0.00	(b)

Total from investment operations	(1.39)		11.86		7.63		3.64		1.54		(2.05)

Less distributions to shareholders:

Net realized gains	(5.51)		(6.49)		(0.78)		(2.72)		—		(1.75)

Total distributions to shareholders	(5.51)		(6.49)		(0.78)		(2.72)		—		(1.75)

Proceeds from regulatory settlements	—		—		—		—		0.05		—

Net asset value, end of period	$41.15		$48.05		$42.68		$35.83		$34.91		$33.32

Total return	(2.88%)		30.05%		21.57%		11.06%		4.77	%(c)	(5.56	%)(d)

Ratios to average net assets(e)

Total gross expenses	2.10	%(f)	2.10%		2.16	%(f)	2.12	%(f)	2.09	%(g)	2.10	%(f)

Total net expenses(h)	2.10	%(f)(i)	2.10	%(i)	2.16	%(f)(i)	2.12	%(f)(i)	2.09	%(g)	2.10	%(f)(i)

Net investment loss	(1.23%)		(1.31%)		(1.30%)		(1.41%)		(1.47	%)(g)	(1.40%)

Supplemental data

Net assets, end of period (in thousands)	$747,911		$815,273		$671,468		$633,180		$668,588		$670,843

Portfolio turnover	48%		61%		48%		61%		38%		66%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to zero.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(f)	Ratios include line of credit interest expense which is less than 0.01%.

(g)	Annualized.

(h)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,								Year Ended
Class I	2016	2015	2014		2013		2012(a)		December 31, 2011
Per share data
Net asset value, beginning of period	$67.48	$57.80	$47.70		$45.08		$42.82		$46.62

Income from investment operations:

Net investment (loss)	(0.02)	(0.08)	(0.06)		(0.11)		(0.06)		(0.20)

Net realized and unrealized gain (loss)	(1.18)	17.18	10.94		5.45		2.26		(1.86)

Increase from payment by affiliate	—	—	—		—		—		0.01

Total from investment operations	(1.20)	17.10	10.88		5.34		2.20		(2.05)

Less distributions to shareholders:

Net realized gains	(6.18)	(7.42)	(0.78)		(2.72)		—		(1.75)

Total distributions to shareholders	(6.18)	(7.42)	(0.78)		(2.72)		—		(1.75)

Proceeds from regulatory settlements	—	—	—		—		0.06		—

Net asset value, end of period	$60.10	$67.48	$57.80		$47.70		$45.08		$42.82

Total return	(1.72%)	31.58%	23.03%		12.37%		5.28	%(b)	(4.43	%)(c)

Ratios to average net assets(d)

Total gross expenses	0.91%	0.91%	0.97	%(e)	0.94	%(e)	0.92	%(f)	0.90	%(e)

Total net expenses(g)	0.91%	0.91%	0.97	%(e)	0.94	%(e)	0.92	%(f)	0.90	%(e)

Net investment (loss)	(0.03%)	(0.12%)	(0.11%)		(0.23%)		(0.30	%)(f)	(0.41%)

Supplemental data

Net assets, end of period (in thousands)	$3	$4	$3		$7		$7		$6

Portfolio turnover	48%	61%	48%		61%		38%		66%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Ratios include line of credit interest expense which is less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,									Year Ended
Class K	2016		2015	2014		2013		2012(a)		December 31, 2011
Per share data
Net asset value, beginning of period	$66.36		$56.90	$47.12		$44.69		$42.50		$46.42

Income from investment operations:

Net investment loss	(0.20)		(0.33)	(0.22)		(0.24)		(0.12)		(0.25)

Net realized and unrealized gain (loss)	(1.16)		16.97	10.78		5.39		2.25		(1.93)

Increase from payment by affiliate	—		—	—		—		—		0.01

Total from investment operations	(1.36)		16.64	10.56		5.15		2.13		(2.17)

Less distributions to shareholders:

Net realized gains	(6.00)		(7.18)	(0.78)		(2.72)		—		(1.75)

Total distributions to shareholders	(6.00)		(7.18)	(0.78)		(2.72)		—		(1.75)

Proceeds from regulatory settlements	—		—	—		—		0.06		—

Net asset value, end of period	$59.00		$66.36	$56.90		$47.12		$44.69		$42.50

Total return	(2.01%)		31.18%	22.63%		12.04%		5.15	%(b)	(4.71	%)(c)

Ratios to average net assets(d)

Total gross expenses	1.22	%(e)	1.24%	1.27	%(e)	1.24	%(e)	1.23	%(f)	1.23	%(e)

Total net expenses(g)	1.22	%(e)	1.24%	1.27	%(e)	1.24	%(e)	1.23	%(f)	1.23	%(e)

Net investment loss	(0.34%)		(0.54%)	(0.44%)		(0.53%)		(0.60	%)(f)	(0.54%)

Supplemental data

Net assets, end of period (in thousands)	$61		$49	$107		$969		$1,172		$1,061

Portfolio turnover	48%		61%	48%		61%		38%		66%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Ratios include line of credit interest expense which is less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended
Class R	2016		2015		2014		2013		2012(a)		December 31, 2011
Per share data
Net asset value, beginning of period	$60.68		$52.49		$43.69		$41.78		$39.79		$43.75

Income from investment operations:

Net investment loss	(0.40)		(0.46)		(0.38)		(0.39)		(0.18)		(0.39)

Net realized and unrealized gain (loss)	(1.07)		15.53		9.96		5.02		2.12		(1.83)

Increase from payment by affiliate	—		—		—		—		—		0.01

Total from investment operations	(1.47)		15.07		9.58		4.63		1.94		(2.21)

Less distributions to shareholders:

Net realized gains	(5.79)		(6.88)		(0.78)		(2.72)		—		(1.75)

Total distributions to shareholders	(5.79)		(6.88)		(0.78)		(2.72)		—		(1.75)

Proceeds from regulatory settlements	—		—		—		—		0.05		—

Net asset value, end of period	$53.42		$60.68		$52.49		$43.69		$41.78		$39.79

Total return	(2.39%)		30.70%		22.16%		11.63%		5.00	%(b)	(5.08	%)(c)

Ratios to average net assets(d)

Total gross expenses	1.60	%(e)	1.60%		1.66	%(e)	1.62	%(e)	1.59	%(f)	1.60	%(e)

Total net expenses(g)	1.60	%(e)(h)	1.60	%(h)	1.66	%(e)(h)	1.62	%(e)(h)	1.59	%(f)	1.60	%(e)(h)

Net investment loss	(0.73%)		(0.82%)		(0.80%)		(0.92%)		(0.98	%)(f)	(0.90%)

Supplemental data

Net assets, end of period (in thousands)	$48,905		$53,583		$42,742		$41,000		$41,829		$43,815

Portfolio turnover	48%		61%		48%		61%		38%		66%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Ratios include line of credit interest expense which is less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended
Class R4	2016		2015		2014		2013		2012(a)		December 31, 2011
Per share data
Net asset value, beginning of period	$61.52		$53.23		$44.08		$42.00		$39.98		$43.89

Income from investment operations:

Net investment loss	(0.13)		(0.18)		(0.17)		(0.30)		(0.16)		(0.38)

Net realized and unrealized gain (loss)	(1.07)		15.75		10.10		5.10		2.13		(1.79)

Increase from payment by affiliate	—		—		—		—		—		0.01

Total from investment operations	(1.20)		15.57		9.93		4.80		1.97		(2.16)

Less distributions to shareholders:

Net realized gains	(6.07)		(7.28)		(0.78)		(2.72)		—		(1.75)

Total distributions to shareholders	(6.07)		(7.28)		(0.78)		(2.72)		—		(1.75)

Increase from payment by affiliate	—		—		—		—		0.05		—

Net asset value, end of period	$54.25		$61.52		$53.23		$44.08		$42.00		$39.98

Total return	(1.91%)		31.35%		22.76%		11.99%		5.05	%(b)	(4.95	%)(c)

Ratios to average net assets(d)

Total gross expenses	1.10	%(e)	1.11%		1.16	%(e)	1.22	%(e)	1.48	%(f)	1.47	%(e)

Total net expenses(g)	1.10	%(e)(h)	1.11	%(h)	1.16	%(e)(h)	1.22	%(e)	1.48	%(f)	1.47	%(e)

Net investment loss	(0.23%)		(0.31%)		(0.35%)		(0.71%)		(0.85	%)(f)	(0.85%)

Supplemental data

Net assets, end of period (in thousands)	$26,328		$22,487		$14,254		$588		$26		$23

Portfolio turnover	48%		61%		48%		61%		38%		66%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Ratios include line of credit interest expense which is less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,									Year Ended
Class R5	2016		2015	2014		2013		2012(a)		December 31, 2011
Per share data
Net asset value, beginning of period	$67.31		$57.65	$47.61		$45.03		$42.77		$46.60

Income from investment operations:

Net investment (loss)	(0.05)		(0.11)	(0.10)		(0.13)		(0.07)		(0.12)

Net realized and unrealized gain (loss)	(1.18)		17.15	10.92		5.43		2.27		(1.97)

Increase from payment by affiliate	—		—	—		—		—		0.01

Total from investment operations	(1.23)		17.04	10.82		5.30		2.20		(2.08)

Less distributions to shareholders:

Net realized gains	(6.14)		(7.38)	(0.78)		(2.72)		—		(1.75)

Total distributions to shareholders	(6.14)		(7.38)	(0.78)		(2.72)		—		(1.75)

Proceeds from regulatory settlements	—		—	—		—		0.06		—

Net asset value, end of period	$59.94		$67.31	$57.65		$47.61		$45.03		$42.77

Total return	(1.76%)		31.54%	22.94%		12.29%		5.28	%(b)	(4.49	%)(c)

Ratios to average net assets(d)

Total gross expenses	0.98	%(e)	0.97%	1.03	%(e)	0.99	%(e)	0.98	%(f)	0.97	%(e)

Total net expenses(g)	0.98	%(e)	0.97%	1.03	%(e)	0.99	%(e)	0.98	%(f)	0.97	%(e)

Net investment (loss)	(0.09%)		(0.17%)	(0.19%)		(0.28%)		(0.35	%)(f)	(0.27%)

Supplemental data

Net assets, end of period (in thousands)	$115,399		$35,422	$24,681		$17,365		$18,085		$16,922

Portfolio turnover	48%		61%	48%		61%		38%		66%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Ratios include line of credit interest expense which is less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,										Year Ended
Class Z	2016		2015		2014		2013		2012(a)		December 31, 2011
Per share data
Net asset value, beginning of period	$67.09		$57.47		$47.53		$45.01		$42.77		$46.62

Income from investment operations:

Net investment loss	(0.14)		(0.19)		(0.15)		(0.19)		(0.09)		(0.15)

Net realized and unrealized gain (loss)	(1.16)		17.09		10.87		5.43		2.27		(1.96)

Increase from payment by affiliate	—		—		—		—		—		0.01

Total from investment operations	(1.30)		16.90		10.72		5.24		2.18		(2.10)

Less distributions to shareholders:

Net realized gains	(6.07)		(7.28)		(0.78)		(2.72)		—		(1.75)

Total distributions to shareholders	(6.07)		(7.28)		(0.78)		(2.72)		—		(1.75)

Proceeds from regulatory settlements	—		—		—		—		0.06		—

Net asset value, end of period	$59.72		$67.09		$57.47		$47.53		$45.01		$42.77

Total return	(1.89%)		31.36%		22.77%		12.16%		5.24	%(b)	(4.53	%)(c)

Ratios to average net assets(d)

Total gross expenses	1.10	%(e)	1.10%		1.16	%(e)	1.12	%(e)	1.09	%(f)	1.09	%(e)

Total net expenses(g)	1.10	%(e)(h)	1.10	%(h)	1.16	%(e)(h)	1.12	%(e)(h)	1.09	%(f)	1.09	%(e)(h)

Net investment loss	(0.23%)		(0.31%)		(0.30%)		(0.41%)		(0.45	%)(f)	(0.33%)

Supplemental data

Net assets, end of period (in thousands)	$347,029		$338,516		$189,112		$180,926		$235,749		$148,571

Portfolio turnover	48%		61%		48%		61%		38%		66%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Ratios include line of credit interest expense which is less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	25

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2016

Note 1. Organization

Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

26	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of

Annual Report 2016	27

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective October 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2016 was 0.90% of the Fund’s average daily net assets.

Prior to October 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from June 1, 2015 through September 30, 2015, the investment advisory services fee paid to the Investment Manager was $11,444,815, and the administrative services fee paid to the Investment Manager was $668,142.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended May 31, 2016, other expenses paid by the Fund to this company were $5,739.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of

28	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agency fees.

For the year ended May 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R	0.18
Class R4	0.18
Class R5	0.05
Class Z	0.18

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At May 31, 2016, the Fund’s total potential future obligation over the life of the Guaranty is $1,309,451. The liability remaining at May 31, 2016 for non-recurring charges associated with the lease amounted to $766,277 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $10,392.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

Annual Report 2016	29

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $17,831,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2016, and may be recovered from future payments under the distribution plan or CDSCs. There were no unreimbursed distribution expenses for Class B shares. To the extent the distribution and/or shareholder services expenses incurred by the Distributor have been fully recovered, the distribution and/or shareholder services fee is not charged to the share class.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,918,485 for Class A, $3,841 for Class B and $17,437 for Class C, shares for the year ended May 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap October 1, 2015 Through September 30, 2016	Voluntary Expense Cap Prior to October 1, 2015
Class A	1.45%	1.45%
Class B	2.20	2.20
Class C	2.20	2.20
Class I	1.06	1.07
Class K	1.36	1.37
Class R	1.70	1.70
Class R4	1.20	1.20
Class R5	1.11	1.12
Class Z	1.20	1.20

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. As discussed above, to the extent the distribution and/or shareholder services expenses incurred by the Distributor have been fully recovered, the distribution and/or shareholder services fee is not charged to the share class.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, net operating loss reclassification and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$23,472,285
Accumulated net realized gain	(23,472,285)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

30	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2016 ($)	Year Ended May 31, 2015 ($)
Ordinary income	80,977,563	87,124,471
Long-term capital gains	331,092,735	362,693,549
Total	412,070,298	449,818,020

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,427,222
Undistributed long-term capital gains	101,687,017
Net unrealized appreciation	1,116,005,348

At May 31, 2016, the cost of investments for federal income tax purposes was $2,846,667,327 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,183,769,624
Unrealized depreciation	(67,764,276)
Net unrealized appreciation	$1,116,005,348

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,866,546,364 and $2,044,837,769, respectively, for the year ended May 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

For the year ended May 31, 2016, the average daily loan balance outstanding on days when borrowing existed was $4,100,000 at a weighted average interest rate of 1.43%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at May 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At May 31, 2016, one unaffiliated shareholder of record owned 11.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large

Annual Report 2016	31

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under

32	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

NOTES TO FINANCIAL STATEMENTS (continued)

May 31, 2016

their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	33

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Seligman Communications and Information Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Seligman Communications and Information Fund (the “Fund”, a series of Columbia Funds Series Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on May 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated July 23, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

July 25, 2016

34	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	52.30%
Dividends Received Deduction	49.93%
Capital Gain Dividend	$187,749,640

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016	35

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	119	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	117	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

36	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	119	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	119	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	117	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016	37

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	117	Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	119	Director, Abt Associates (government contractor) since 2001; Director, ICI Mutual Insurance Company, since 2011; Director, Boston Children’s Hospital since 2002; Director, Healthways, Inc. (health and well- being solutions), 2005-2015

38	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	117	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	176	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016	39

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisors, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); officer of Columbia Funds and affiliated funds since 2005.

40	Annual Report 2016

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	41

Columbia Seligman Communications and Information Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN219_05_F01_(07/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Carmichael and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose reports to stockholders are included in this annual filing. One series merged into another series on May 20, 2016 and the fees incurred by this series through its merger date are included in the response to this Item. In addition, three series were liquidated on March 6, 2015 and the fees incurred by those series through its liquidation date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2016 and May 31, 2015 are approximately as follows:

2016	2015
$275,500	$294,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2016 and May 31, 2015 are approximately as follows:

2016	2015
$14,200	$6,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2016 Audit-Related Fees also include agreed-upon procedures performed for the issuance of consents for Form N-14 filings for fund mergers.

During the fiscal years ended May 31, 2016 and May 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2016 and May 31, 2015 are approximately as follows:

2016	2015
$70,600	$116,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2016 and 2015 include Tax Fees for foreign tax filings. Fiscal year 2015 also includes Tax Fees for agreed-upon procedures for fund liquidations and the review of final tax returns.

During the fiscal years ended May 31, 2016 and May 31, 2015, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2016 and May 31, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2016 and May 31, 2015 are approximately as follows:

2016	2015
$335,000	$115,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2016 and May 31, 2015 are approximately as follows:

2016	2015
$419,800	$237,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	July 26, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 26, 2016